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                                                        '33 Act File No. 2-73024
                                                       '40 Act File No. 811-3213

     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON April 28, 2003

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

Post-Effective  Amendment  No.  62                                      [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment  No.  63                                                      [X]

                        (Check appropriate box or boxes)

                        GARTMORE VARIABLE INSURANCE TRUST

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 12OO RIVER ROAD
                        CONSHOHOCKEN, PENNSYLVANIA 19428
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)

     Registrant's Telephone Number, including Area Code:     (484) 530-1300


                                            Send Copies of Communications to:
MS. ELIZABETH A. DAVIN, ESQ.                MR. DUANE LASSITER, ESQ.
NATIONWIDE PLAZA                            STRADLEY RONON STEVENS AND YOUNG LLP
COLUMBUS, OHIO  43215                       COMMERCE SQUARE
(NAME AND ADDRESS OF AGENT FOR SERVICE)     PHILADELPHIA, PENNSYLVANIA 19103

It is proposed that this filing will become effective: (check appropriate box)

     [X]  immediately upon filing pursuant to paragraph (b)

     [ ]  on _____, 2003 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on ____________, 2003 pursuant to paragraph (a)(1)

     [ ]  75 days after filing pursuant to paragraph (a)(2)

     [ ]  on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

                                Explanatory Note


This Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A (the "Amendment") is being filed under Rule 485(b) for the purpose of updating the Trust's financial statements and other information, and in conjunction therewith, making other appropriate non-material changes for the Trust's series Funds.

LEADERSHIP SERIES

Gartmore GVIT Nationwide Leaders Fund
Gartmore GVIT U.S. Growth Leaders Fund
Gartmore GVIT Worldwide Leaders Fund



GARTMORE FUNDS                                             www.gartmorefunds.com

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PROSPECTUS
April 28, 2003



                                [GRAPHIC OMITTED]



                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
                              disapproved these Funds' shares or determined
                              whether this prospectus is complete or accurate.
GARTMORE                      To state otherwise is a crime.

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LOOK BEYOND(SM).

TABLE OF CONTENTS

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FUND SUMMARIES

GARTMORE GVIT NATIONWIDE LEADERS FUND . . . . . . . . . . . . . . . . . . . . 3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT U.S. GROWTH LEADERS FUND . . . . . . . . . . . . . . . . . . .  5
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT WORLDWIDE LEADERS FUND. . . . . . . . . . . . . . . . . . . . . 9
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Temporary Investments
Principal Investments and Techniques
Principal Risks

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Management's Discussion on Fund Performance
Investment Adviser
Subadviser - Gartmore GVIT Worldwide Leaders Fund

BUYING AND SELLING FUND SHARES. . . . . . . . . . . . . . . . . . . . . . .  19
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fee
Distribution Plan

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . .  BACK COVER

FUND SUMMARIES

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This prospectus provides information about three funds (the "Funds") of Gartmore Variable Insurance Trust (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds", beginning on page 12. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

Because these Funds invest in fewer underlying securities than most mutual funds, they each may present substantially higher risks and greater volatility than other funds. Each Fund is not appropriate for conservative investors.The Fund Summaries contain discussions of the principal risks of investing in the Funds. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about some of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

The Funds have three different share classes-Class I, Class II and Class III. The share classes have different expenses and are available for purchase through different variable insurance contracts. This prospectus provides information with respect to all three classes of the Funds.

For more information about who may purchase the different share classes, see, "Buying and Selling Fund Shares" on page 19.

FUND SUMMARIES - GARTMORE GVIT NATIONWIDE LEADERS FUND

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OBJECTIVES AND PRINCIPAL STRATEGIES

The Gartmore GVIT Nationwide Leaders Fund seeks a high total return from a concentrated portfolio of U.S. securities.

To achieve its objective, under normal conditions the Fund typically invests at least 80% of its net assets in equity securities of U.S. Leaders, primarily in common stocks and convertible securities. The Fund's portfolio manager generally intends to be fully invested in these securities. The Fund's portfolio manager seeks companies which generally meet one of the following character traits:

-    above average revenue growth,
-    consistent earnings growth,
-    above average earnings growth, or
-    attractive valuation.

The Fund typically focuses its investments in a core group of 20 to 30 common stocks of larger capitalization companies. Because the Fund is nondiversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will primarily invest in common stocks of companies whose market capitalization at the time of investment is similar to the market capitalizations of companies in the S&P 500 Stock Index.

It usually will sell portfolio securities if:

-    The outlook of a company's earnings growth becomes less attractive.
-    More favorable opportunities are identified.
-    There is a significant increase in share price.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

TOTAL RETURN
Generally, total return means a combination of income and capital appreciation. In other words, the Fund looks for stocks and other securities that may pay dividends and other income, instead of relying solely on the security's prospects for increasing in value.

U.S. LEADERS
A U.S. Leader is defined as a U.S. company with a strong franchise capable of taking advantage of its positioning in the marketplace. The rationale for investing in U.S. Leaders arises from the expectation that these companies will dominate their respective industries due to their reputation of having quality management and superior products and services. A company is considered to be a U.S. company if it is organized under the laws of the U.S., has a principal place of business in the U.S. or its stock is traded primarily in the U.S.

MARKET CAPITALIZATION
Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience shortterm volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 20 to 30 stocks, this risk may be increased.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" on page 12.

FUND SUMMARIES - GARTMORE GVIT NATIONWIDE LEADERS FUND

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PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The annual total return shown in the bar does not include charges that will be imposed by variable insurance contracts or variable life insurance policies. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURN-CLASS III SHARES(1):

[GRAPHIC OMITTED]

2002     -5.8%


Best quarter:        10.4%     1st qtr. of 2002
Worst quarter:      -16.3%     3rd qtr. of 2002

Average Annual Total Returns as of December 31, 2002:

                                                    One       Since
                                                   Year     Inception(1)
                                                 -------   -------------
Class I shares(2)                                -5.72%       -5.72%
Class II shares(2)                               -6.02%       -6.02%
Class III shares                                 -5.78%       -5.78%
S&P 500 Index(3)                                -22.10%      -22.10%

1    The Fund commenced operations on December 31, 2001.

2 These returns through May 9, 2002 for Class I shares and through December 31, 2002 for Class II shares are based on the performance of the Class III shares of the Fund which was achieved prior to the creation of Class I or Class II shares. Class III shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I or Class II shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been similar, except as noted below, as what Class III shares produced. This is because Class I and Class II shares invest in, or will invest in, the same portfolio of securities as Class III shares, and Class I shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 20 for more information.

3 The S&P 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual funds, the S&P 500 Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                        CLASS I   CLASS II   CLASS III
                                        -------   --------   ---------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
  (as a percentage of amount
  redeemed)(2)                              N/A        N/A       1.00%
----------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                         0.90%      0.90%       0.90%
  Distribution and/or Service
    (12b-1) Fees                           None      0.25%        None
  Other Expenses                          0.28%      0.28%       0.26%
======================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(3)                     1.18%      1.43%       1.16%

1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.10% for each Class at least through April 30, 2004. If the maximum amount of Rule 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.35% for Class I and Class III shares, and 1.60% for Class II shares before GMF would be required to limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

FUND SUMMARIES - GARTMORE GVIT NATIONWIDE LEADERS FUND

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EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 YEAR      3 YEARS      5 YEARS     10 YEARS
                    ------      -------      -------     --------
Class I              $120        $375          $649       $1,432
Class II             $146        $452          $782       $1,713
Class III            $118        $368          $638       $1,409

FUND SUMMARIES - GARTMORE GVIT U.S. GROWTH LEADERS FUND

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OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT U.S. Growth Leaders Fund seeks long-term growth.

To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in equity securities of U.S. Growth Leaders. The portfolio managers generally intend to be fully invested in these securities. The Fund's portfolio managers look for companies whose earnings are expected to grow faster than other companies in the market. The Fund typically focuses its investments in a core group of 20 to 30 common stocks of larger capitalization companies.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund's portfolio managers usually will sell portfolio securities if:

-    The outlook of a company's earnings growth becomes less attractive.
-    More favorable opportunities are identified.
-    The price of the security is overvalued.

The Fund will invest at least 25% of its assets in a group of companies in software and related technology industries.

In making decisions on whether to buy or sell a security, the portfolio managers are not limited by the turnover rate of the Fund's portfolio. The portfolio managers participate in frequent portfolio transactions, which will lead to higher transaction costs, if the portfolio managers believe that either the longor short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also invest in debt securities, indexed/structured securities, options, futures, swaps and other types of derivatives for hedg-ing purposes or non-hedging purposes such as seeking to enhance return. The Fund may also engage in short selling. See the Statement of Additional Information
(SAI) for a discussion of these securities.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

U.S. GROWTH LEADERS
A U.S. Growth Leader is defined as a U.S. company with a strong and improving franchise that is well positioned to take advantage of growth opportunities. The rationale for investing in U.S. Growth Leaders arises from the expectation that these companies, which will demonstrate high growth potential, will dominate their respective industries due to their reputation of having quality management and superior products and services. A company is considered to be a U.S. company if it is organized under the laws of the U.S., has a principal place of business in the U.S. or its stock is traded primarily in the U.S.

MARKET CAPITALIZATION
Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted by the portfolio managers' ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivative contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount

FUND SUMMARIES - GARTMORE GVIT U.S. GROWTH LEADERS FUND

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of its investments in derivatives. Lastly, changes in the value of derivative or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 20 to 30 stocks, this risk may be increased.

CONCENTRATION RISK. The Fund will invest 25% or more of its assets in companies in software and other technology related industries. This ability to invest in a more concentrated range of securities than other mutual funds increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry of concentration. In addition to these general risk factors, the Fund may be especially susceptible to factors affecting software and other technology-related industries such as abrupt or erratic price movements due to the rapid pace of product change and development and significant competition pressures.

PORTFOLIO TURNOVER RISK. The portfolio managers engage in active and frequent portfolio trading of all or part of the securities of the Fund if they believe that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

SHORT SALES RISK. Short sales are the sale of a security the Fund does not currently own in the hope of buying the same security at a later date at a lower price. The Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at some later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short and the date the Fund purchases the security to replace the borrowed security. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.

The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" on page 12.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The annual total return shown in the bar does not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURN-CLASS III SHARES(1):

[GRAPHIC OMITTED]

2002     -23.6%

Best quarter:        7.8%     4th qtr. of 2002
Worst quarter:     -15.7%     2nd qtr. of 2002

Average Annual Total Returns as of December 31, 2002:

                                                         One         Since
                                                         Year     Inception(1)
                                                       -------    ------------
Class I shares                                         -23.79%      -23.79%
Class II shares(2)                                     -23.78%      -23.78%
Class III shares(2)                                    -23.59%      -23.59%
S&P 500 Index(3)                                       -22.10%      -22.10%

FUND SUMMARIES - GARTMORE GVIT U.S. GROWTH LEADERS FUND

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---------------
1    The Fund commenced operations on December 31, 2001.

2 These returns through June 3, 2002 for Class I shares and through December 31, 2002 for Class II shares are based on the performance of the Class III shares of the Fund which was achieved prior to the creation of Class I or Class II shares. Class III shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I or Class II shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been similar, except as noted below, as what Class III shares produced. This is because Class I and Class II shares invest in, or will invest in, the same portfolio of securities as Class III shares, and Class I shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 20 for more information.

3 The S&P 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual funds, the S&P 500 Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                 CLASS I   CLASS II   CLASS III
                                 --------  ---------  ----------

Shareholder Fees(1)
  (paid directly from your
  investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                     N/A        N/A      1.00%
---------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees(3)               0.90%      0.90%      0.90%
  Distribution and/or
    Service (12b-1) Fees           None       0.25%      None
  Other Expenses                   0.28%      0.28%      0.23%
===============================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES(4)            1.18%      1.43%       1.13%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 The management fee given above is a base fee and may be higher or lower depending upon the Fund's performance relative to its benchmark, the S&P 500 Index. For more information concerning this Fund see the section entitled "Management" on page 14.

4 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 1.15% for each Class at least through April 30, 2004. If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.40% for Class I and Class III shares, and 1.65% for Class II shares before GMF would be required to limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursements to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 YEAR      3 YEARS      5 YEARS     10 YEARS
                         ------      -------      -------     --------
Class I                   $120        $375         $649        $1,432
Class II                  $146        $452         $782        $1,713
Class III                 $115        $359         $622        $1,375

FUND SUMMARIES - GARTMORE GVIT WORLDWIDE LEADERS FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Worldwide Leaders Fund seeks long term capital growth.

GMF has chosen Gartmore Global Partners (GGP) as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in equity securities of companies throughout the world, including the U.S. Some of the companies will be multi-national companies operating throughout the world, while others will be located in, and tied economically primarily to, one country. Under normal conditions, the Fund will be invested in at least three different countries.

GGP chooses equity securities of companies that it considers to be "worldwide leaders." Specifically, through its research process, GGP looks to evaluate which industries offer the most attractive growth rates and which companies have earnings growth potential greater than that expected by the stock markets in which the Fund's securities are traded.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will typically invest in securities issued by approximately 30 companies.

The Fund primarily invests in equity securities, which may include common stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trust securities and depositary receipts for any of the foregoing.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where they believe the market has underestimated the prospects for earnings growth. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings growth. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

In making decisions on whether to buy or sell a security, GGP is not limited by the turnover rate of the Fund's portfolio. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs, if it believes that either the longor short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

A "WORLDWIDE LEADER" is a company located anywhere in the world that, based on GGP's assessment, is well positioned to take advantage of growth opportunities in its industry. The "worldwide leaders," in which the Fund will invest, will include equity securities of companies that GGP believes offer long-term, strategic growth opportunities because of their strong competitive advantage within key growth segments and those of companies that GGP believes offer short-term tactical opportunities based on current circumstances. GGP will vary the combination of securities chosen for the Fund based on market conditions and the opportunities available.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since such countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FUND SUMMARIES - GARTMORE GVIT WORLDWIDE LEADERS FUND

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MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or have a broader investment style.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 30 stocks, this risk may be increased.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities of the Fund if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 12.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPHIC OMITTED]

1998      19.1%
1999      22.9%
2000     -12.3%
2001     -18.8%
2002     -25.4%

Best quarter:       19.1%     4th Qtr. of 1998
Worst quarter:     -22.1%     3rd Qtr. of 2002


Average Annual Total Returns as of December 31, 2002(2):

                                                One       Five        Since
                                                Year      Years     Inception(3)
                                              -------    -------   ------------
Class I shares(1)                             -25.39%     -4.90%     -4.53%
Class II shares(4)                            -25.58%     -5.14%     -4.77%
Class III shares(4)                           -25.39%     -4.90%     -4.53%
Morgan Stanley Capital International
  (MSCI) World Index(5)                       -19.54%     -1.76%     -1.14%

---------------
1 The existing shares of the Funds were designated Class I shares as of May 1, 2001.

2 Until May 1, 2000, the Fund was managed as a global equity fund, and up until that date, this performance represents this more diversified strategy.

3    The Fund commenced operations on October 31, 1997.
4 These returns through December 31, 2002 are based on the performance of the Class I shares of the Fund, which was achieved prior to the creation of Class II or Class III shares. Excluding the effects of any fee waivers or reimbursements, Class I shares average annual returns are substantially similar to what Class II and Class III shares would have produced because Class II and Class III shares will invest in the same portfolio of securities as Class I shares and Class III shares have the same expenses. For Class II shares, these returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 20 for more information.
5 The Morgan Stanley Capital International (MSCI) World Index-an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia, and the Far East-gives a broad look at how the stock prices of these companies have performed. Unlike mutual funds, the MSCI World Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

FUND SUMMARIES - GARTMORE GVIT WORLDWIDE LEADERS FUND

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FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                        CLASS I   CLASS II   CLASS III
                                        -------   --------   ---------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                            N/A        N/A       1.00%
----------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                         1.00%      1.00%       1.00%
Distribution and/or Service
  (12b-1) Fees                             None      0.25%        None
  Other Expenses                          0.32%      0.32%       0.32%
======================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES                      1.32%      1.57%       1.32%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
                         ------     -------     -------     --------
Class I                    $134        $418        $723       $1,590
Class II                   $160        $496        $855       $1,867
Class III                  $134        $418        $723       $1,590

MORE ABOUT THE FUNDS

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TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The SAI contains additional information about the Funds, including the Funds' other investment techniques. For information on how to obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES (ALL FUNDS). Convertible securities-also known as convertibles-include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS (WORLDWIDE LEADERS). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

SHORT SALES. (U.S. GROWTH LEADERS). In selling a stock in which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of the security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

DERIVATIVES (U.S. GROWTH LEADERS). A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

DEPOSITARY RECEIPTS (WORLDWIDE LEADERS). A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not

MORE ABOUT THE FUNDS

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denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

REITS (WORLDWIDE LEADERS). The Fund may invest in real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITS involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible decline in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.
PRINCIPAL RISKS

FOREIGN RISK (WORLDWIDE LEADERS). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

- COUNTRY-General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.
- FOREIGN MARKETS-The Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Funds to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. These factors can reduce the amount the Funds can earn on their investments.
- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNT STANDARDS-Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio managers to completely and accurately determine a company's financial condition.
- CURRENCY-Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments decline in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, a Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following is management's discussion of the performance of the Funds for the year ended December 31, 2002. This discussion provides an overview of the economy and how it affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio managers (in early 2003). The outlook foreseen by the portfolio manager may not be realized.

GARTMORE GVIT NATIONWIDE LEADERS FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund outperformed on a relative basis, returning -5.78% versus -22.10% for its benchmark, the S&P 500 Index.

MANAGEMENT

================================================================================


WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED PERFORMANCE?

The market declined for the third consecutive year during 2002. Several factors hurt equity market performance. Among them was investors' loss of confidence and trust in corporate America in the wake of accounting fraud disclosure by WorldCom and Enron. Other negative factors included sluggish U.S. economic growth, which led to lackluster profits, and the uncertainty created by the threat of conflict with Iraq.

The Fund's significant outperformance was the result of good stock selection and sector allocation decisions. Top-performing stocks included Ecolab Inc., which develops cleaning and maintenance products for institutions and industrial markets; Fortune Brands, Inc., a manufacturer of home products, spirits, wine, golf and office products; and Norfolk Southern Corp., a railroad transporter. Together, these three stocks were up an average of 16% for the year, and the Fund maintained about a 4% weighting in each holding. An absence of information technology stocks and an overweighted position in material stocks also added to returns.

DESCRIBE THE FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD.

Top holdings included industrial companies Ecolab Inc., Parker Hannifin Corp. and Eaton Corp. These holdings performed well due to company-specific factors such as new products and market-share gains. St. Jude Medical, Inc., another top holding, advanced on strong demand for its cardiovascular medical products.

Major purchases included HCA Inc., the largest and premier hospital company in the United States, and Nucor Corp., the premier U.S. steel manufacturer. Positions sold during the period included Wellpoint Health Networks Inc., which was replaced with a faster-growing health maintenance organization, UnitedHealth Group. Wells Fargo & Co. also was sold, based on its exposure to the declining California housing market.

HOW IS THE FUND POSITIONED?

The Fund concentrates on our "best ideas" involving only 20 to 40 companies. Most of these will be held for the long term (at least a year). To remain in the Fund, these holdings must generate solid and consistent earnings growth and maintain a dominant market position.

A small portion of the Fund will be used to take advantage of shorterterm opportunities within the marketplace. For instance, because we believe that capital spending will improve in 2003, we added a position within the information technology sector, and we may continue to add positions. We reduced the Fund's consumer discretionary holdings on concerns that consumer spending might slow in 2003. We remain overweighted in the industrials and materials sectors, given the outlook for the U.S. economy's continued recovery.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
             GARTMORE GVIT NATIONWIDE LEADERS FUND (CLASS I SHARES)
                            AND THE S&P 500 INDEX1,2


Fund Inception/        GVIT Fund Growth of $10,000     Benchmark Growth of $10,000
Previous 10 Yrs.  GARTMORE GVIT NATIONWIDE LEADERS                   S&P 500 INDEX
----------------------------------------------------------------------------------
12/31/2001                                  10,000                       10,000
12/31/2002                                   9,422                        7,790

                     GARTMORE GVIT NATIONWIDE LEADERS FUND:
                          Average Annual Total Returns
                        Periods ended December 31, 2002

                                                       1 Year      Life(3)
                                                       ------      -------
Class I shares(4)                                      -5.72%      -5.72%
Class II shares(4)                                     -6.02%      -6.02%
Class III shares                                       -5.78%      -5.78%

---------------
1 The calculations in the graph assume the reinvestment of dividends and distributions.

2 The S&P 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual funds, the S&P 500 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3    The Fund commenced operations December 31, 2001.

MANAGEMENT

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4 These returns through May 9, 2002 for Class I shares and through December 31, 2002 for Class II shares are based on the performance of the Class III shares of the Fund which was achieved prior to the creation of Class I or Class II shares. Class III shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I or Class II shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been similar, except as noted below, as what Class III shares produced. This is because Class I or Class II shares invest in, or will invest in, the same portfolio of securities as Class III shares, and Class I shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class II shares, these returns have been restated for the applicable sales charges. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 20 for more information.

Past performance is not predictive of future performance.

GARTMORE GVIT U.S. GROWTH LEADERS FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -23.59% versus -22.10% for the S&P 500 Index, its benchmark, and -37.58% for the Nasdaq 100 Index.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED PERFORMANCE?

The equity markets declined for a third consecutive year as a number of geopolitical and market factors came to a head during 2002. The fear of new terrorist attacks kept investors jittery, and their confidence crumbled in the wake of several major corporate bankruptcies. The earnings picture also was dismal as many corporations reported weaker than expected earnings.

The Fund performed in line with the S&P 500 Index, yet it significantly outpaced the NASDAQ 100 Index's performance primarily because it held a smaller position in the technology sector (approximately 45% compared to 60%). During much of the bear market, this sector was severely hampered by weak capital spending for technology-related items, as well as a glut of competition (particularly in the network storage industry) that has limited technology companies' pricing powers.

Despite finishing in negative territory, the Fund's health-care holdings boosted its performance in relation to the indexes. Strong stock selection in the pharmaceuticals industry and an emphasis on health-care equipment and supplies, which is considered a defensive or stable area, helped the Fund offset broader losses in the health-care sector.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS DURING THE PERIOD.

The Fund's holdings consist of only the managers' best ideas. This strategy makes the Fund flexible enough to invest in individual companies, even if the managers are not optimistic about a broad sector. For example, although consumer spending began to weaken during the latter part of 2002, the Fund purchased The Gap, Inc. (also a top holding) because it experienced strong same-store sales growth. However, the Fund sold videogame maker Electronic Arts, Inc. as consumers began to turn away from the firm's products.

HOW IS THE FUND POSITIONED?

We are cautiously optimistic about the technology sector's recovery, because we believe this area will experience stronger growth based on increased capital spending. Therefore, we added to positions in the semiconductor equipment and products and communications equipment industries to capture anticipated growth.

We also slightly increased the Fund's holdings in the energy sector, specifically oil and gas companies, to capitalize on the oil price increases that have occurred in response to rising geopolitical pressures. Although we are not bullish on consumer stocks as a whole, we continue to find attractive opportunities in specialty retailers.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
            GARTMORE GVIT U.S. GROWTH LEADERS FUND (CLASS I SHARES)
                            AND THE S&P 500 INDEX(1),(2)


Fund Inception/      GVIT Fund Growth of $10,000    Benchmark Growth of $10,000
Previous 10 Yrs.  Gartmore GVIT US Growth Leaders                 S&P 500 Index
--------------------------------------------------------------------------------
12/31/2001                                 10,000                       10,000
12/31/2002                                  7,641                        7,790

MANAGEMENT

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                    GARTMORE GVIT U.S. GROWTH LEADERS FUND:
                          Average Annual Total Returns
                        Periods ended December 31, 2002

                                                        1 Year      Life(3)
                                                       -------     --------
Class I shares(4)                                      -23.79%      -23.79%
Class II shares(4)                                     -23.78%      -23.78%
Class III shares                                       -23.59%      -23.59%

---------------
1 The calculations in the graph assume the reinvestment of dividends and distributions.

2 The S&P 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual funds, the S&P 500 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3    The Fund commenced operations December 31, 2001.

4 These returns through June 3, 2002 for Class I shares and through December 31, 2002 for Class II shares are based on the performance of the Class III shares of the Fund which was achieved prior to the creation of Class I or Class II shares. Class III shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I or Class II shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been similar, except as noted below, as what Class III shares produced. This is because Class I or Class II shares invest in the same portfolio of securities as Class III shares, and Class I shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class II shares, these returns have been restated for the applicable sales charges. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 20 for more information.

Past performance is not predictive of future performance.

GARTMORE GVIT WORLDWIDE LEADERS FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -25.39% versus -19.54% for its benchmark, the Morgan Stanley Capital International World Index.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED PERFORMANCE?

Global equity markets fell in 2002 due to weaker-than-expected economic growth, which stunted demand and dampened corporate earnings. Corporate governance issues and geopolitical concerns added more weight to the market's decline. Economic growth was sporadic in the United States, but weak in Europe and Japan. Two economic growth bright spots during 2002 were in the United Kingdom and China, which were driven by stimulative monetary policies and robust domestic growth, respectively.

Fund performance was helped by stock selection within the consumer discretionary and health-care sectors, but hurt by the Fund's industrial holdings. Stock selection within Japan, the United States and the United Kingdom was strong, but it was weak in Sweden (due primarily to Ericsson, which fell on weak demand).

DESCRIBE THE FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD?

The Fund's top holdings included George Wimpey PLC, one of the United Kingdom's largest homebuilders, which gained on the strong U.K. housing demand. Kingfisher PLC, the U.K. retailer, also advanced due to robust consumer spending on home-related products. Another top holding, JetBlue Airways Corp., a two-year old U.S. discount airline, was up based on its excellent service and value pricing.

Stock positions that detracted from performance included Ericsson, the Swedish leading provider of wireless communication equipment, which fell on weaker mobile phone demand. Pfizer Inc. also fell, based on concerns about its new drug development pipeline and patent expirations.

HOW IS THE FUND POSITIONED?

We expect the market to reflect improving conditions during 2003. Therefore, we are positioned slightly more aggressively. We have increased our allocations in the information technology and telecommunications sectors. We also have increased our holdings in Japan, a market that tends to perform well under improving global market conditions. We added securities that typically magnify the market's movement, such as Nomura Holdings, Inc., the Japanese investment banking firm, and Sanyo Electric Co, the Japanese electrical device and appliance maker.

MANAGEMENT

================================================================================


             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
              GARTMORE GVIT WORLDWIDE LEADERS FUND (CLASS I SHARES)
                  AND THE MORGAN STANLEY CAPITAL INTERNATIONAL
                                (MSCI) INDEX(1),(2)


Fund Inception/       GVIT Fund Growth of $10,000    Benchmark Growth of $10,000
Previous 10 Yrs.  GARTMORE GVIT WORLDWIDE LEADERS               MSCI WORLD INDEX
----------------  -------------------------------  -----------------------------
10/31/1997                                 10,000                       10,000
12/31/1997                                 10,118                       10,304
12/31/1998                                 12,054                       12,859
12/31/1999                                 14,816                       16,118
12/31/2000                                 12,991                       14,036
12/31/2001                                 10,547                       11,717
12/31/2002                                  7,870                        9,427

                      GARTMORE GVIT WORLDWIDE LEADERS FUND:
                          Average Annual Total Returns
                        Periods ended December 31, 2002

                                            1 Year      5 Years     Life(3)
                                            -------     -------    --------
Class I shares                              -25.39%     -4.90%     -4.53%
Class II shares(4)                          -25.58%     -5.14%     -4.77%
Class III shares(4)                         -25.39%     -4.90%     -4.53%

---------------
1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Morgan Stanley Capital International (MSCI) World Index-an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia, and the Far East-gives a broad look at how the stock prices of these companies have performed. Unlike mutual funds, the MSCI World Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3    The Worldwide Leaders Fund commenced operations October 31, 1997.

4 These returns through December 31, 2002 are based on the performance of the Class I shares of the Fund, which was achieved prior to the creation of Class II or Class III shares. Excluding the effects of any fee waivers or reimbursements, Class I shares average annual returns are substantially similar to what Class II and Class III shares would have produced because Class II and Class III shares will invest in the same portfolio of securities as Class I shares and Class III shares and have the same expenses. For Class II shares, these returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares-Short-Term Trading Fees" on page 20 for more information.

Past performance is not predictive of future performance.

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of each Funds' assets and supervises the daily business affairs of each of the Funds. GMF was organized in 1999, and advises mutual funds. As of March 31, 2003, GMF and its U.S. affiliates had approximately $31.2 billion in assets under management, of which $16.6 billion was managed by GMF.

The GARTMORE GVIT NATIONWIDE LEADERS FUND pays GMF a management fee, which is based on the Fund's average daily net assets. The total management fee paid by the Fund for the fiscal year ended December 31, 2002, expressed as a percentage of the Fund's average net assets and not taking into account any applicable waivers, was 0.90%.

The GARTMORE GVIT U.S. GROWTH LEADERS FUND pays GMF a base management fee which may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the S&P 500 Index. Thus, if the Fund outperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the maximum management fees listed below. Conversely, if the Fund underperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the minimum management fees listed below. No adjustment will take place if the underor overperformance is less than 12% and GMF will receive the applicable base fee (the applicable base fee is calculated according to the breakpoint structure listed below). The fee adjustment described above will be phased in over a 24 month period beginning after the first year of operations. The SAI contains more detailed information about any possible performance based adjustments. The management fee payable* is based on the Fund's average daily net assets and includes breakpoints so fees, as a percentage of net assets, decrease as assets increase:

                                          MIN       BASE      MAX
NET ASSETS                                FEE       FEE       FEE
----------                               -----     -----     -----
$0-$500 million                          0.68%     0.90%     1.12%
$500 million-$2 billion                  0.62%     0.80%     0.98%
$2 billion +                             0.59%     0.75%     0.91%

---------------
* The total management fee paid by the Fund for the fiscal year ended December 31, 2002, expressed as a percentage of the Fund's average net assets and not taking into account any applicable waivers, was 0.90%.

THE GARTMORE GVIT WORLDWIDE LEADERS FUND pays GMF a management fee, which is based on the Fund's average daily net assets. The total maximum fee paid by the Fund for the fiscal year ended December 31, 2001-expressed as a percentage of the Fund's average daily net assets-was 1.00%.

MANAGEMENT

================================================================================


PORTFOLIO MANAGER-GARTMORE GVIT NATIONWIDE LEADERS FUND

Simon Melluish is the portfolio manager of the Fund. As portfolio manager, Mr. Melluish is responsible for the day-to-day management of the Fund and selection of the Fund's investments.

Mr. Melluish joined Gartmore Investment Management plc ("GIM"), an affiliate of GMF, in 1995 as an Investment Manager for the Global Portfolio Team. In July 2000, he was appointed head of U.S. equities for GIM. Mr. Melluish is a senior portfolio manager for GMF and also currently manages the Gartmore Nationwide Leaders Fund and co-manages the Gartmore Total Return Fund and the Gartmore GVIT Total Return Fund.

PORTFOLIO MANAGERS-GARTMORE GVIT U.S. GROWTH LEADERS FUND

Christopher Baggini and Aaron Harris are the co-portfolio managers of the Fund. As co-portfolio managers, they are responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Mr. Baggini joined GMF in March 2000. Prior to joining GMF, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors from November 1996 to March 2000.

Mr. Harris joined GMF in April 2000. Prior to joining GMF, Mr. Harris was co-portfolio manager for the Nicholas-Applegate Global Technology Fund from 1998-March 2000 and was an investment analyst in Global Research at Nicholas-Applegate from 1995-1997.

SUBADVISER - GARTMORE GVIT WORLDWIDE LEADERS FUND

Gartmore Global Partners (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428 is the subadviser to the Gartmore GVIT Worldwide Leaders Fund. Subject to the supervision of GMF and the Trustees, GGP will manage the Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and as of March 31, 2003, GGP and its U.S. affiliates manage approximately $31.2 billion in assets.

Out of its management fee, GMF paid GGP an annual subadvisory fee for the fiscal year ended December 31, 2002, based on the Fund's average daily net assets of 0.60%.

Prior to January 2, 2002, the Gartmore GVIT Worldwide Leaders Fund was managed by J.P. Morgan Investment Management, Inc.

MULTI-MANAGER STRUCTURE

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate subadvisers unaffiliated with GMF without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with an unaffiliated subadviser with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to the Funds:

-    performing initial due diligence on prospective subadvisers for the Funds
- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations
-    communicating performance expectations and evaluations to the subadvisers
- ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

PORTFOLIO MANAGER - GARTMORE GVIT WORLDWIDE LEADERS FUND

Neil Rogan is the leader of the portfolio management team responsible for the day-to-day management of the Gartmore GVIT Worldwide Leaders Fund. He also manages the Gartmore Worldwide Leaders Fund and other investment companies not offered in the U.S. Mr. Rogan joined Gartmore Investment Management plc, an affiliate of GGP, as head of Asia Pacific Equities in September 1997. In December 1999, he was appointed head of International Equities with responsibility for the Asia Pacific, Emerging Markets, Japanese, US and Global Equities management teams. In January 2001 Mr. Rogan undertook responsibility for the Global Equity Team. Prior to joining Gartmore, Mr. Rogan worked for Touche Remnant, where he specialized in Pacific & Emerging Markets (1982-1985), Flemings in London, where he was appointed head of the Pacific Region Portfolios Group in 1989 (1985-1992) and Jardine Fleming Investment Management in Hong Kong, where he served as a director and senior fund manager (1992-1997). Mr. Rogan is also an associate member of the UK Society of Investment Professionals.

BUYING AND SELLING FUND SHARES

================================================================================


WHO CAN BUY SHARES OF THE FUNDS

Class I and Class III shares of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its affiliate insurance companies (collectively, Nationwide), to fund benefits payable under variable insurance contracts. Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide who provide additional services necessary for them to receive 12b-1 fees may sell Class II shares. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

Each Fund sells Class I and Class III shares to separate accounts of Nationwide, and may also sell Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the assets of a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine its NAV when:

-    It has not received any orders to purchase, sell or exchange shares; or
-    Changes in the value of the Fund's portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Funds' administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings)

BUYING AND SELLING FUND SHARES

================================================================================


or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay any exchange, transfer, or redemption request. Such requests may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM TRADING FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in a Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a short-term trading fee equal to the amount of the Fund redeemed if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalanc- ing and dollar cost averaging
2. Variable insurance contract withdrawals or loans, including required minimum distributions
3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate its distributor for the Funds for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, a Fund that has Class II shares pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II shares' average daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales changes.

DISTRIBUTIONS AND TAXES

================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand a Fund's financial performance for the period of a Fund's operation. Certain information reflects financial results for a single Fund share. The total return in the tables represents the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE INSURANCE CONTRACT. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statement, is included in the annual report, which is available upon request.

                                                        GARTMORE  GVIT  NATIONWIDE  LEADERS  FUND
                                                  -----------------------------------------------------
                                                   CLASS I SHARES            CLASS  III  SHARES
                                                  ---------------       -------------------------------
                                                   PERIOD  ENDED         YEAR  ENDED     PERIOD  ENDED
                                                    DECEMBER 31,         DECEMBER 31,    DECEMBER 31,
                                                      2002 (a)              2002          2001 (b)
                                                   --------------       --------------  ---------------
NET ASSET VALUE - BEGINNING OF PERIOD              $       11.20        $       10.08   $       10.00
                                                   --------------       --------------  ---------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                              0.03                 0.04               -
  Redemption fees                                           0.02                 0.02               -
  Net realized and unrealized gains (losses)
 on investments                                            (1.75)               (0.64)           0.08
                                                   --------------       --------------  ---------------
    Total investment activities                            (1.70)               (0.58)           0.08
                                                   --------------       --------------  ---------------
DISTRIBUTIONS:
  Net investment income                                    (0.06)               (0.06)              -
                                                   --------------       --------------  ---------------
    Total distributions                                    (0.06)               (0.06)              -
                                                   --------------       --------------  ---------------
NET ASSET VALUE - END OF PERIOD                    $        9.44        $        9.44   $       10.08
                                                   ==============       ==============  ===============
Total Return                                             (15.17%)  (c)         (5.78%)           0.80%  (c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)               $         247        $       8,463   $       1,008
  Ratio of expenses to average net assets                   1.12%  (d)           1.15%           1.25%  (d)
  Ratio of net investment income (loss)
    to average net assets                                   1.03%  (d)           0.80%         (0.16%)  (d)
  Ratio of expenses (prior to reimbursements) to
     average net assets*                                           (e)           1.16%          20.55%  (d)
  Ratio of net investment income (loss)
    (prior to reimbursements)
    to average net assets*                                         (e)           0.79%        (19.46%)  (d)
  Portfolio turnover (f)                                  105.28%              105.28%           0.00%

-----------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  For the period from May 9, 2002 (recommencement of operations) through December 31, 2002.
(b)  For the period from December 18, 2001 (commencement of operations) through December 31, 2001.
     Registration of shares effective with the Securities and Exchange Commission on December 31, 2001.
     On the effective date, the net asset value was $10.08 per share.
(c)  Not  annualized.
(d)  Annualized.
(e)  There  were  no  fee  reductions  during  the  period.
(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS

================================================================================


                                                                          GARTMORE  GVIT  U.S.  GROWTH  LEADERS  FUND
                                                                     ------------------------------------------------------
                                                                       CLASS  I  SHARES             CLASS  III  SHARES
                                                                     ----------------------  ------------------------------
                                                                         PERIOD ENDED         YEAR ENDED     PERIOD ENDED
                                                                         DECEMBER 31,         DECEMBER 31,    DECEMBER 31,
                                                                           2002 (a)              2002          2001 (b)
                                                                       ---------------      --------------  ---------------
NET ASSET VALUE - BEGINNING OF PERIOD                                  $        8.64        $        9.92   $       10.00
                                                                       ---------------      --------------  ---------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                                 (0.02)               (0.05)              -
  Redemption fees                                                               0.01                 0.01               -
  Net realized and unrealized gains (losses) on investments                    (1.07)               (2.30)          (0.08)
                                                                       ---------------      --------------  ---------------
    Total investment activities                                                (1.08)               (2.34)          (0.08)
                                                                       ---------------      --------------  ---------------
NET ASSET VALUE - END OF PERIOD                                        $        7.56        $        7.58   $        9.92
                                                                       ===============      ==============  ===============
Total Return                                                                  (12.50%) (c)         (23.59%)         (0.80%)  (c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                                   $         476        $       6,501   $       2,976
  Ratio of expenses to average net assets                                       1.16%  (d)           1.10%           1.25%  (d)
  Ratio of net investment income (loss) to average net assets                 (0.56%)  (d)          (0.64%)         (0.40%) (d)
  Ratio of expenses (prior to reimbursements) to average net assets*              (e)                  (e)           7.56%  (d)
  Ratio of net investment income (loss) (prior to reimbursements)
  to average net assets*                                                          (e)                  (e)         (6.71%)  (d)
  Portfolio turnover (f)                                                      754.41%              754.41%           9.71%

-------------------------------------------------------------------------------------------------------------------------------
*    During  the  period  certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would  have  been  as  indicated.
(a)  For  the  period  from  June  3,  2002  (commencement  of  operations)  through  December  31,  2002.
(b)  For  the  period  from  December  18,  2001 (commencement of operations) through December 31, 2001. Registration of shares effective  with  the  Securities  and  Exchange Commission on December 31, 2001. On the effective date, the net asset value was $9.92  per  share.
(c)  Not  annualized.
(d)  Annualized.
(e)  There  were  no  fee  reductions  during  the  period.
(f)  Portfolio  turnover  is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS

================================================================================


                                                                  Gartmore  GVIT  Worldwide  Leaders  Fund
                                               ------------------------------------------------------------------------------
                                                                              Class  I  Shares
                                               ------------------------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                    2002          2001 (A)          2000            1999            1998
                                               --------------  --------------  --------------  --------------  ---------------
NET ASSET VALUE - BEGINNING OF PERIOD          $        9.28   $       11.65   $       13.89   $       11.75   $       10.10
                                               --------------  --------------  --------------  --------------  ---------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                         (0.04)           0.07            0.13            0.07            0.11
  Net realized and unrealized gains
    (losses)on investments                             (2.29)          (2.26)          (1.81)           2.60            1.81
                                               --------------  --------------  --------------  --------------  ---------------
   Total investment activities                         (2.33)          (2.19)          (1.68)           2.67            1.92
                                               --------------  --------------  --------------  --------------  ---------------
DISTRIBUTIONS:
  Net investment income                                (0.08)          (0.18)          (0.11)          (0.05)          (0.19)
  Net realized gains                                       -               -           (0.44)          (0.48)          (0.08)
  Tax return of capital                                (0.02)              -           (0.01)              -               -
                                               --------------  --------------  --------------  --------------  ---------------
   Total distributions                                 (0.10)          (0.18)          (0.56)          (0.53)          (0.27)
                                               --------------  --------------  --------------  --------------  ---------------
NET ASSET VALUE - END OF PERIOD                $        6.85   $        9.28   $       11.65   $       13.89   $       11.75
                                               ==============  ==============  ==============  ==============  ===============
Total Return                                         (25.39%)        (18.81%)        (12.32%)          22.92%          19.14%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)           $      26,467   $      70,469   $      81,359   $      60,840   $      21,527
  Ratio of expenses to average net assets               1.32%           1.20%           1.20%           1.20%           1.20%
  Ratio of net investment income (loss) to a
    verage net assets                                   0.29%           0.66%           1.01%           0.31%           0.66%
  Ratio of expenses (prior to reimbursements)
    to averagenet assets*                               1.32%           1.30%           1.42%           1.54%           1.46%
  Ratio of net investment income (loss)
    (prior to reimbursements) to average
    net assets*                                         0.29%           0.56%           0.79%         (0.03%)           0.40%
  Portfolio turnover                                  529.97%         128.06%         184.98%          79.22%          59.01%

-----------------------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.


INFORMATION FROM THE SECURITIES
AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov



GARTMORE FUNDS             THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213


Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

www.gartmorefunds.com

INTERNATIONAL SERIES

Gartmore GVIT Emerging Markets Fund
Gartmore GVIT International Growth Fund


GARTMORE FUNDS                                             www.gartmorefunds.com

================================================================================


PROSPECTUS
April 28, 2003



                                [GRAPHIC OMITTED]



                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
                              disapproved these Funds' shares or determined
                              whether this prospectus is complete or accurate.
GARTMORE                      To state otherwise is a crime.

--------------------------------------------------------------------------------
LOOK BEYOND(SM).

TABLE OF CONTENTS

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FUND SUMMARIES

GARTMORE GVIT EMERGING MARKETS FUND . . . . . . . . . . . . . . . . . . . . . .3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT INTERNATIONAL GROWTH FUND . . . . . . . . . . . . . . . . . . . .6
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
Temporary Investments
Principal Investments and Techniques
Principal Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
Management's Discussion of Fund Performance
Investment Adviser
Subadviser
Portfolio Management Teams

BUYING AND SELLING FUND SHARES . . . . . . . . . . . . . . . . . . . . . . . .15
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fees
Distribution Plan

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . BACK COVER

FUND SUMMARIES

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This prospectus provides information about two funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 9. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

Because each of the Funds invests primarily in securities of foreign companies, each Fund may present substantially higher risks and greater volatility than other funds. Each Fund is not appropriate for conservative investors. The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

Each Fund offers three classes of shares: Class I, Class II and Class III shares. This prospectus provides information with respect to these classes. The share classes have different expenses and are available for purchase through different variable insurance contracts.

For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares" on page 15.

FUND SUMMARIES-GARTMORE GVIT EMERGING MARKETS FUND

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OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Emerging Markets Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

Gartmore Global Asset Management Trust (GGAMT), the Fund's investment adviser, has chosen Gartmore Global Partners (GGP), as subadviser, to manage the Fund's portfolio on a day-to-day basis. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are located in emerging markets or developing countries or that derive a significant portion of their earnings or revenues from emerging market countries. GGP selects regions or countries and companies it believes have the potential to deliver unexpected earnings growth.

GGP looks for emerging markets that it believes will have strong economic growth, and tries to avoid emerging markets that it believes might be politically or economically unstable.

The Fund invests primarily in equity securities which may include common stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts. The Fund may utilize derivatives, primarily futures, in order to manage short-term investments from certain contract holders and are designed to protect the Fund from market timing activity by reducing portfolio transaction costs. The Fund may also engage in securities lending in order to generate additional income for the Fund.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings growth. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings growth. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

GGP's buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs, if GGP believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs. The Fund may also engage in securities lending in order to generate additional income for the Fund.

EMERGING MARKETS
Emerging market countries are countries that

- Have been defined as emerging market countries by the International Finance Corporation,
-    Have a low-to-middle income economy according to the World Bank, or
-    Are listed as developing countries in World Bank publications.

There are over 25 countries that currently qualify as emerging market countries, including Brazil, China, Korea, Mexico and Taiwan.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

EMERGING MARKETS RISK. The Fund invests primarily in equity securities of companies in emerging market countries, including securities denominated in foreign currencies. Those investments involve special risks and are generally riskier than domestic investments and other kinds of foreign investments, particularly because emerging market countries may be less stable from a political and economic standpoint than other countries. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. It may also be more difficult to buy and sell securities in emerging market countries. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, the securities in which the Fund invests are subject to significant changes in value due to exchange rate fluctuations.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and

FUND SUMMARIES-GARTMORE GVIT EMERGING MARKETS FUND

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political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

RISK OF HOLDING A SMALLER NUMBER OF SECURITIES. The Fund generally holds 80 to 100 stocks (other equity funds typically hold more securities than the Fund). Because of this greater concentration, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 9.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPHIC OMITTED]

2001     -5.2%
         -15.2%

Best quarter:        28.8%     4th qtr. of 2001
Worst quarter:      -27.8%     3rd qtr. of 2001

Average Annual Total Returns as of December 31, 2002:

                                                            One      Since
                                                            Year   Inception(2)
                                                          -------  ------------
Class I shares(1)                                         -15.23%    -19.39%
Class II shares(3)                                        -15.31%    -19.55%
Class III shares(3)                                       -15.19%    -19.38%
S&P/IFCI Emerging Composite Index(4)                      -3.93%     -10.23%

---------------
1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2    The Fund commenced operations on August 30, 2000.

3 These returns through March 4, 2002 for Class II shares and May 2, 2002 for Class III shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced.

FUND SUMMARIES-GARTMORE GVIT EMERGING MARKETS FUND

================================================================================


     This is because Class II and Class III shares invest in the same portfolio of securities as Class I shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 16 for more information.

4 The S&P/IFCI Emerging Composite Index is an unmanaged index that aims to represent the performance of the stocks in emerging stock markets that are available to foreign institutional investors. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                         CLASS I    CLASS II    CLASS III
                                        ---------  ----------  ----------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed or exchanged)(2)                N/A         N/A       1.00%
-------------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                          1.15%       1.15%       1.15%
  Distribution and/or 12b-1 Fees            None       0.25%        None
  Other Expenses                           0.26%       0.31%       0.31%
=========================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES(3)                    1.41%       1.71%       1.46%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.40% for each Class at least through April 30, 2004. If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.65% for Class I and Class III shares, and 1.90% for Class II shares before GGAMT would be required to limit the Fund's expenses. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of other expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GGAMT. Any reimbursement to GGAMT must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, the Fund's operating expenses will not change and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
                      ------      -------      -------      --------
Class I                $144        $446          $771        $1,691
Class II               $174        $539          $928        $2,019
Class III              $149        $462          $797        $1,746

FUND SUMMARIES-GARTMORE GVIT INTERNATIONAL GROWTH FUND

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OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT International Growth Fund seeks long term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

GGAMT, the Fund's investment adviser, has chosen GGP, as subadviser, to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests in equity securities of established companies that are tied economically to a number of countries throughout the world, other than the United States. GGP selects regions or countries, and companies it believes have the potential for unexpected growth.

The Fund primarily invests in equity securities which may include common stocks, equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts. The fund may utilize derivatives, primarily futures, in order to manage short-term investments from certain contract holders and are designed to protect the Fund from market timing activity by reducing portfolio transaction costs.

GGP's buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs, if GGP believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs. The Fund may also engage in securities lending in order to generate additional income for the Fund.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where they believe the market has underestimated the prospects for earnings growth. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings growth. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since such countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund.

FUND SUMMARIES-GARTMORE GVIT INTERNATIONAL GROWTH FUND

================================================================================


Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase the volatility of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 9.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPHIC OMITTED]

2001     -28.7%
2002     -24.1%

Best quarter:         4.5%     4th qtr. of 2002
Worst quarter:      -21.5%     3rd qtr. of 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:
                                                    ONE           SINCE
                                                   YEAR        INCEPTION(2)
                                                 -------       ------------
Class I shares(1)                                -24.10%         -27.78%
Class II shares(3)                               -24.30%         -27.97%
Class III shares(3)                              -23.94%         -27.72%
Morgan Stanley Capital
    International (MSCI)
    All Country World Index
    Free ex U.S.(4)                              -14.67%         -17.50%

---------------
1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2    The Fund commenced operations on August 30, 2000.

3 These returns through December 31, 2002 for Class II shares and May 2, 2002 for Class III shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in the same portfolio of securities as Class I shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 16 for more information.

4 The MSCI All Country World Index Free ex U.S. is an unmanaged index that contains global companies that are replicas of their local markets not including any securities in the United States. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

FUND SUMMARIES-GARTMORE GVIT INTERNATIONAL GROWTH FUND

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FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.


                                      CLASS I   CLASS II   CLASS III
                                      --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fees
    (as a percentage of amount
    redeemed)(2)                           N/A        N/A       1.00%
----------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                        1.00%      1.00%       1.00%
  Distribution and/or 12b-1 Fees         None       0.25%       None
  Other Expenses                         0.33%      0.43%       0.43%
======================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES                     1.33%      1.68%       1.43%
----------------------------------------------------------------------
Amount of Fee Waiver/
  Expense Reimbursement                  0.03%      0.03%       0.03%
----------------------------------------------------------------------
TOTAL ANNUAL FUND
  OPERATING EXPENSES
  (AFTER WAIVERS/
  REIMBURSEMENTS)(3)                     1.30%      1.65%       1.40%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 1.25% for each Class at least through April 30, 2004. If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.50% for Class I and Class III shares and 1.75% for Class II shares before GGAMT would be required to limit the Fund's expenses. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GGAMT. Any reimbursement to GGAMT must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, the Fund's operating expenses will not change and the expense limitation for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
                       ------     -------     -------     --------
Class I                 $132        $418        $726       $1,599
Class II                $168        $527        $910       $1,985
Class III               $143        $449        $779       $1,710

MORE ABOUT THE FUNDS

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TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

PREFERRED STOCK. (BOTH FUNDS)

CONVERTIBLE SECURITIES. (BOTH FUNDS) Convertible securities- also known as convertibles-include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non- convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

DERIVATIVES. (BOTH FUNDS) A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, a stock option is a derivative because its value changes in relation to the performance of the underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

REITS. (INTERNATIONAL GROWTH) Real estate investment trusts (REITs) are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties.

DEPOSITARY RECEIPTS. (BOTH FUNDS) A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company,

MORE ABOUT THE FUNDS

================================================================================


and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

PRINCIPAL RISKS

FOREIGN RISK. (BOTH FUNDS) Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

- COUNTRY-General securities market movements in any country in which a Fund has investments, are likely to affect the value of a Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS-A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. These factors can reduce the amount the Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS-Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

- CURRENCY-A significant portion of a Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

MANAGEMENT

================================================================================


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following is management's discussion of the performance of the Funds for the year ended December 31, 2002. This discussion provides an overview of the economy and how it affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio manager (in early 2003). The outlook foreseen by the portfolio managers may or may not be realized.

GARTMORE GVIT EMERGING MARKETS FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -15.23% versus -3.93% for its benchmark, the S&P/IFC Emerging Markets Composite Index.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED PERFORMANCE?

In the past, the Fund or markets in general have been export-dependent and have performed well, largely when export activity was strong and the global economy was healthy.

However, during the past few years, despite weak global economic growth, emerging markets have outperformed developed markets. In particular, during 2002, emerging markets outperformed the S&P 500 Index by 18%. This was driven in part by strong intra-regional trade and robust economic growth from China.

Performance was helped by the Fund's positioning to take advantage of Asia's domestically driven growth. This stance included industrial stocks such as China's Yangming Marine Transport Corp. and South Korea's Daewoo Shipbuilding Marine & Engineering Co., Ltd. Good stock selection in South Korea and within the information technology sector also helped returns.

The Fund's holdings in Turkey and Brazil, and its underweighted position in South Africa hurt market returns. Holdings in Turkey suffered from its weak economy, while Brazilian equities were depressed by the market's concern about Brazil's presidential election. However, once the elections concluded, the Brazilian market rallied. During the fourth quarter of 2002, Brazil was the Fund's best-performing market. South Africa's market rose more than 50% for the year, driven by improving market conditions and rising commodity prices.

DESCRIBE THE FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD.

Top holdings included Korean consumer electronics companies Samsung Electronics Co. Ltd. and LG Electronics. Korea's sixth-largest commercial bank, Shinhan Financial Group Co. Ltd, also was a large holding.

Major purchases during the period included Hyundai Heavy Industries Co. Ltd., the Korean ship manufacturer; and LG Card Co. Ltd., the Korean credit card company, which was purchased based on higher consumer spending. However, after tighter credit card regula- tions were introduced in South Korea, we sold the position.

HOW IS THE FUND POSITIONED?

Given the uncertainty facing global markets, the Fund is focusing on areas and companies that are least exposed to struggling global eco- nomic issues and rising geopolitical tensions. For instance, the Fund is concentrating on industrial companies within Asia due to its robust domestically driven growth. The Fund's exposure to medium and small-sized companies has increased because these companies are also subject more to domestic rather than global influences.

  COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE GARTMORE GVIT EMERGING
    MARKETS FUND (CLASS I SHARES) AND THE S&P/IFC EMERGING MARKETS COMPOSITE
                  INDEX1,2 GARTMORE GVIT EMERGING MARKETS FUND

[GRAPHIC OMITTED]

Fund Inception/          GVIT Fund Growth of $10,000              Benchmark Growth of $10,000
Previous 10 Yrs.  GARTMORE GVIT INTERNATIONAL GROWTH  MSCI ALL COUNTRY WORLD INDEX FREE EX US
----------------  ----------------------------------  ---------------------------------------
8/30/2000                                     10,000                                   10,000
12/31/2000                                     8,630                                    9,033
12/31/2001                                     6,158                                    7,272
12/31/2002                                     4,673                                    6,205

                      GARTMORE GVIT EMERGING MARKETS FUND
                          Average Annual Total Returns
                        Periods ended December 31, 2002

                                                      1 Year     Life(3)
                                                      -------    -------
Class I shares                                        -15.23%    -19.39%
Class II shares(4)                                    -15.31%    -19.55%
Class III shares(4)                                   -15.19%    -19.38%

---------------
1 The calculations in the graph assume the reinvestment of dividends and distributions.

2 The S&P/IFCI Emerging Composite Index is an unmanaged index that aims to represent the performance of the stocks in emerging stock markets that are available to foreign institutional investors. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

MANAGEMENT

================================================================================


3    The Gartmore GVIT Emerging Markets Fund commenced operations August 30,
     2000.

4 These returns through March 4, 2002 for Class II shares and May 2, 2002 for Class III shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been simi-lar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in the same portfolio of securi- ties as Class I shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 16 for more information.

Past performance is not predictive of future performance.

GARTMORE GVIT INTERNATIONAL GROWTH FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -24.10% versus -14.67% for its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Ex United States Index.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECT- ED PERFORMANCE?

Global equity markets fell in 2002 due to weaker-than-expected eco- nomic growth, which stunted demand and dampened corporate earn- ings. Corporate governance issues and geopolitical concerns added more weight to the market's decline. Economic growth was sporadic in the United States, and weak in Europe and Japan. Two economic growth bright spots during 2002 were the United Kingdom and China, which were driven by stimulative monetary policies and robust domestic growth, respectively.

Fund performance was helped by good stock selection within the con- sumer discretionary, information technology, consumer staples and financial sectors. Stock selection within the industrial sector hurt per- formance, as well as an average overweighted position in the informa- tion technology sector.

DESCRIBE THE FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD.

The Fund's top holdings included BP plc, the U.K. oil producer, and TotalFina Elf S.A., the French oil producer, both of which benefited from higher oil prices. Low inventories, war possibilities and the Venezuelan oil workers strike all contributed to the oil price hike.

Vodafone Group PLC, the United Kingdom's leading telecommunica- tions stock, also was a top holding. Unfortunately, this stock's price fell during the year due to slower demand and high debt levels.

Major purchases included Kirin Brewery Co., LTD., the Japanese beer producer; NC Soft Corp., the Korean-based global leader in online gaming, and SECOM Co. Ltd., the Japanese security company, which was bought due to rising crime rates in Japan. Toyota Motor Corp. and Nissan Motor Co., Ltd. were both sold, based on concerns about future consumer spending.

HOW IS THE FUND POSITIONED?

We are positioning the Fund slightly more aggressively, based on our expectation of stronger global economic growth, better profits and improving market conditions. More specifically, we have increased the Fund's allocations to economically sensitive sectors, including materials, information technology and energy.

Geographically, we have reduced our underweighting in Japan, adding to banking shares as the fiscal year-end approaches. We remain overweighted in Asian markets, where robust consumption growth is offsetting weakening export demand. We are overweighted in U.K. equities, because valuations look compelling against a solid domestic economy. In continental Europe, we expect that the less-stimulatory monetary environment will delay any recovery, and there- fore the Fund is underweighted in the region.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
            GARTMORE GVIT INTERNATIONAL GROWTH FUND (CLASS I SHARES)
              AND THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI)
                    ALL COUNTRY WORLD INDEX FREE EX U.S.1,2

[GRAPHIC OMITTED]

Fund Inception/          GVIT Fund Growth of $10,000              Benchmark Growth of $10,000
Previous 10 Yrs.  GARTMORE GVIT INTERNATIONAL GROWTH  MSCI ALL COUNTRY WORLD INDEX FREE EX US
----------------  ----------------------------------  ---------------------------------------

8/30/2000                                     10,000                                   10,000
12/31/2000                                     8,630                                    9,033
12/31/2001                                     6,158                                    7,272
12/31/2002                                     4,673                                    6,205

MANAGEMENT

================================================================================


                    GARTMORE GVIT INTERNATIONAL GROWTH FUND
                          Average Annual Total Returns
                        Periods ended December 31, 2002

                                            1 Year        Life(3)
                                            -------     --------
Class I shares                              -24.10%     -27.78%
Class II shares(4)                          -24.30%     -27.97%
Class III shares(4)                         -23.94%     -27.72%

1 The calculations in the graph assume the reinvestment of dividends and distributions.

2 The MSCI All Country World Index Free ex U.S. is an unmanaged index that contains global companies that are replicas of their local markets not including any securities in the United States. Unlike mutual fund returns, the MSCI All Country World Index Free ex U.S. does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3    The Fund commenced operations August 30, 2000.

4 These returns through December 31, 2002 for Class II shares and May 2, 2002 for Class III shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in the same portfolio of securities as Class I shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 16 for more information.

Past performance is not predictive of future performance.

INVESTMENT ADVISER

Gartmore Global Asset Management Trust (GGAMT), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Funds. GGAMT was organized in July 2000, and advises mutual funds and other institutional separate accounts. As of March 31, 2003, GGAMT and its U.S. affiliates had approximately $31.2 billion in assets under management, of which $16.6 million was managed by GGAMT.

Each Fund pays GGAMT a management fee, which is based on a Fund's average daily net assets. The total management fees (including fees paid to the subadvisers) paid by each Fund for the fiscal year ended December 31, 2002, expressed as a percentage of the Fund's average daily net assets, are as follows:

Fund                                                                       Fee
--------------------------------------------------------------------------------
Gartmore GVIT Emerging Markets                                            1.15%
Gartmore GVIT International Growth                                        1.00%

SUBADVISER

Gartmore Global Partners (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428, is the subadviser to the Funds. Subject to the supervision of GGAMT and the Trustees, GGP will manage each Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for each Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and as of March 31, 2003, manages approximately $695 million in assets.

Out of its management fee, GGAMT paid GGP an annual subadvisory fee for the fiscal year ended December 31, 2002, based on the Funds' average daily net assets, as follows:

Fund                                                                       Fee
--------------------------------------------------------------------------------
Gartmore GVIT Emerging Markets                                           0.575%
Gartmore GVIT International Growth                                        0.50%

GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team and not just one investment manager. The following describes the persons primarily responsible for day-to-day management of each Fund.

PORTFOLIO MANAGEMENT TEAM-GARTMORE GVIT
EMERGING MARKETS FUND

Philip Ehrmann, Christopher Palmer and Peter Dalgliesh of the Pacific and Emerging Markets Equity Team are the portfolio managers for the Gartmore Emerging Markets Fund. In that capacity, they are responsi- ble for the day-to-day management of the Fund, including the selec- tion of the Fund's investments.

Mr. Ehrmann joined GGP as Head of the Pacific and Emerging Markets Equity team in 1995. He has also managed U.S. portfolios for GGP since 1995.

Mr. Palmer joined GGP as an investment manager on the Pacific and Emerging Markets Equity Team in 1995. In 1999, he became respon- sible for managing U.S. portfolios for GGP.

MANAGEMENT

================================================================================


Mr. Dalgliesh joined GGP as an investment manager on the Pacific and Emerging Markets Equity team in March 2002. Prior to joining GGP, Mr. Dalgliesh spent seven years at Jupiter Asset Management where he was an Asia Pacific Equity Fund Manager.

PORTFOLIO MANAGEMENT TEAM-GARTMORE GVIT
INTERNATIONAL GROWTH FUND

The Gartmore Global Equities Portfolio Construction Team is respon- sible for day-to-day management of the Gartmore GVIT International Growth Fund.

BUYING AND SELLING FUND SHARES

================================================================================


WHO CAN BUY SHARES OF THE FUNDS

Class I and Class III shares of the Funds are currently sold to sepa- rate accounts of Nationwide Life Insurance Company and its affiliate life insurance companies (collectively, Nationwide), to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide who provide additional services necessary for them to receive 12b-1 fees may sell Class II shares. Shares are not sold to individual investors.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract holders should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if the Fund is available under your variable insurance contract. This Prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

Each Fund sells its Class I and Class III shares to separate accounts of Nationwide and may sell its Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of vari- ous insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disad- vantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of the Funds' shares, however, your variable insurance contract may impose a sales charge. Generally, NAV is determined by dividing the total market value of the securities owned by a Fund less its liabilities divided by the total number of outstand- ing shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

-    New Year's Day
-    Martin Luther King Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell, or exchange shares; or
-    Changes in the value of the Fund's portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Funds' administrator, or its agent, determines that the price of a security does not represent its fair value, the secu- rity may be valued at fair value in accordance with procedures adopt- ed by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares can be sold (redeemed) at any time, subject to certain restric- tions described below. The redemption price will be the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

BUYING AND SELLING FUND SHARES

================================================================================


RESTRICTIONS ON SALES

Shares of the Funds may not be redeemed or the Funds may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday clos- ings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay any exchange, transfer or redemption request. Such requests may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM TRADING FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly invest- ing in a Fund.

For these reasons, the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a sepa- rate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a vari- able insurance contract owner may be subject to a short-term trading fee equal to 1.00% of the amount of the Fund redeemed if the sepa- rate account held the Class III shares on behalf of the variable insur- ance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insur- ance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of the Fund, and they are intend- ed to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading.
This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalanc- ing and dollar cost averaging
2. Variable insurance contract withdrawals or loans, including required minimum distributions
3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a vari- able insurance contract owner.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds for expenses associated with distributing and selling Class II shares of each Fund and providing shareholder services. Under that Distribution Plan, a Fund pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II shares' average daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES

================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance con- tract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these con- tracts will be taxable at ordinary income tax rates. In addition, distri- butions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights table is intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE INSURANCE CONTRACT. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.


                                                                        GARTMORE GVIT EMERGING MARKETS FUND
                                                            ----------------------------------------------------------------
                                                                            CLASS I SHARES                   CLASS II SHARES
                                                            ----------------------------------------------   ---------------
                                                              YEAR ENDED      YEAR ENDED     PERIOD ENDED     PERIOD ENDED
                                                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                                                 2002          2001 (a)        2000 (b)          2002 (c)
                                                            --------------  --------------  --------------    -------------
NET ASSET VALUE - BEGINNING OF PERIOD                       $        7.08   $        7.51   $       10.00     $      7.71
INVESTMENT ACTIVITIES:
  Net investment income                                              0.05            0.06               -            0.01
  Redemption fees                                                    0.01              --              --            0.01
  Net realized and unrealized gains (losses) on investments         (1.14)          (0.45)          (2.48)          (1.73)
                                                            --------------  --------------  --------------    -------------
    Total investment activities                                     (1.08)          (0.39)          (2.48)          (1.71)
                                                            --------------  --------------  --------------    -------------

DISTRIBUTIONS:
  Net investment income                                             (0.01)          (0.04)          (0.01)          (0.01)
                                                            --------------  --------------  --------------    -------------
    Total distributions                                             (0.01)          (0.04)          (0.01)          (0.01)
                                                            --------------  --------------  --------------    -------------

NET ASSET VALUE - END OF PERIOD                             $        5.99   $        7.08   $        7.51     $      5.99
                                                            ==============  ==============  ==============    =============
Total Return                                                      (15.23%)         (5.18%)         (24.83%)(e)     (22.23%)(e)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)                          $      10,005   $      15,974   $       3,991      $      454
Ratio of expenses to average net assets                              1.43%           1.70%           1.75% (f)       1.71% (f)
Ratio of net investment income to average net assets                 0.63%           0.57%          (0.21%)(f)       0.44% (f)
Ratio of expenses (prior to reimbursements) to average
  net assets*                                                          (g)           2.39%           4.09% (f)             (g)
Ratio of net investment income
  (prior to reimbursements) to average net assets*                     (g)         (0.12%)          (2.55%)(f)             (g)
Portfolio turnover (h)                                             219.84%         140.18%          43.33%         219.84%


                                                           CLASS III SHARES
                                                           ----------------
                                                             PERIOD ENDED
                                                             DECEMBER 31,
                                                               2002 (d)
                                                           ---------------
NET ASSET VALUE - BEGINNING OF PERIOD                      $         7.90
                                                           ---------------
INVESTMENT ACTIVITIES:
  Net investment income                                              0.01
  Redemption fees                                                    0.01
  Net realized and unrealized gains (losses) on investments         (1.91)
                                                           ---------------
    Total investment activities                                     (1.89)
                                                           ---------------

DISTRIBUTIONS:
  Net investment income                                             (0.02)
                                                           ---------------
    Total distributions                                             (0.02)
                                                           ---------------

NET ASSET VALUE - END OF PERIOD                            $         5.99
                                                           ===============
Total Return                                                       (23.99%)(e)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)                          $      11,435
Ratio of expenses to average net assets                              1.39% (f)
Ratio of net investment income to average net assets                 0.61% (f)
Ratio of expenses (prior to reimbursements) to average
  net assets*                                                              (g)
Ratio of net investment income
  (prior to reimbursements) to average net assets*                         (g)
Portfolio turnover (h)                                             219.84%

-------------------------------------------------------------------------------------------------------------------------------
*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred,the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1,2001.
(b) For the period from August 30, 2000 (commencement of operations) through December 31,2000.
(c) For the period from March 4, 2002 (commencement of operations) through December 31,2002.
(d) For the period from May 2, 2002 (commencement of operations) through December 31,2002.
(e) Not annualized.
(f) Annualized.
(g) There were no fee reductions during the period.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS

================================================================================




                                                                  GARTMORE GVIT INTERNATIONAL GROWTH FUND
                                                     ---------------------------------------------------------------
                                                                     CLASS I SHARES                     CLASS III SHARES
                                                       YEAR ENDED      YEAR ENDED     PERIOD ENDED       PERIOD ENDED
                                                      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,        DECEMBER 31,
                                                          2002          2001 (a)        2000 (b)            2002 (c)
                                                     --------------  --------------  --------------      ---------------
NET ASSET VALUE - BEGINNING OF PERIOD                $        6.14   $        8.62   $       10.00       $        5.95
                                                     --------------  --------------  --------------      ---------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                0.01            0.01           (0.01)              (0.01)
  Redemption fees                                             0.01               -               -                0.01
  Net realized and unrealized gains (losses) on
    investments                                              (1.50)          (2.47)          (1.37)              (1.28)
                                                     --------------  --------------  --------------      ---------------
     Total investment activities                             (1.48)          (2.46)          (1.38)              (1.28)
                                                     --------------  --------------  --------------      ---------------
DISTRIBUTIONS:
  Net investment income                                          -           (0.02)              -                   -
                                                     --------------  --------------  --------------      ---------------
    Total distributions                                          -           (0.02)              -               -
                                                     --------------  --------------  --------------      ---------------
NET ASSET VALUE - END OF PERIOD                      $        4.66   $        6.14   $        8.62       $        4.67
                                                     ==============  ==============  ==============      ===============
Total Return                                                (24.10%)        (28.65%)        (13.70%)(d)         (21.51%)(d)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                 $       6,859   $       9,448   $       9,239       $       2,232
  Ratio of expenses to average net assets                     1.29%           1.58%           1.60% (e)           1.32% (e)
  Ratio of net investment income (loss) to average
    net assets                                                0.53%           0.05%          (0.17%)(e)           0.08% (e)
  Ratio of expenses (prior to reimbursements) to
    average net assets*                                       1.33%           2.69%           2.88% (e)                 (f)
  Ratio of net investment income (loss)
  (prior to reimbursements) to average net assets*            0.49%         (1.06%)          (1.45%)(e)                 (f)
  Portfolio turnover (g)                                    257.38%         245.96%          93.02%             257.38%

---------------------------------------------------------------------------------------------------------------------------
*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from August 30, 2000 (commencement of operations) through December 31,2000.
(c) For the period from May 2, 2002 (commencement of operations) through December 31,2002.
(d) Not annualized.
(e) Annualized.
(f) There were no fee reductions during the period.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                       [This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.


INFORMATION FROM THE SECURITIES
AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov



GARTMORE FUNDS             THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213


Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

www.gartmorefunds.com

SECTOR Series

Gartmore GVIT Global Technology and Communications Fund
Gartmore GVIT Global Financial Services Fund
Gartmore GVIT Global Utilities Fund
Gartmore GVIT Global Health Sciences Fund




GARTMORE FUNDS                                             www.gartmorefunds.com


================================================================================


PROSPECTUS
April 28, 2003


                                [GRAPHIC OMITTED]


                                        As with all mutual funds, the Securities
                                        and Exchange Commission has not approved
                                        or disapproved these Funds' shares or
                                        determined whether this prospectus is
                                        complete or accurate. To state otherwise
GARTMORE                                is a crime.


--------------------------------------------------------------------------------
Look BEYOND (SM).

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES

GARTMORE GVIT GLOBAL TECHNOLOGY AND
  COMMUNICATIONS FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND . . . . . . . . . . . . . . . . 6
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT GLOBAL UTILITIES FUND. . . . . . . . . . . . . . . . . . . . . 9
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND. . . . . . . . . . . . . . . . . .12
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
Temporary Investments
Principal Investments and Techniques
Principal Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
Management's Discussion of Fund Performance
Investment Adviser
Subadviser for Gartmore GVIT Global Financial Services and
  Gartmore GVIT Global Utilities Funds

BUYING AND SELLING FUND SHARES . . . . . . . . . . . . . . . . . . . . . . .24
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fees
Distribution Plan

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . .26
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .27

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . .  BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about four funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 16. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

Because each Fund concentrates its investments in particular sectors of the economy, it may present substantially higher risks and greater volatility than other mutual funds. Each Fund is not appropriate for conservative investors. The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

Each of the Funds offer three classes of shares-Class I, Class II and Class III. This prospectus provides information with respect to all three classes. The share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares" on page 24.2

FUND SUMMARIES - GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Global Technology and Communications Fund seeks long-term capital appreciation.

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies with business operations in technology and communications and/or technology and communications related industries. These companies may include, for example, companies that develop, produce and distribute products or services in the computer, semi-conductor, electronics, communications, health care, and biotechnology sectors. A security will generally be considered appropriate if (as determined by the investment adviser) at least 50% of the issuer's assets, revenues, or net income is related to, or derived from, the industry or industries designated for the Fund.

The Fund invests more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment. Because the Fund is a non-diversified fund, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting its investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If the portfolio manager thinks that advantageous investment opportunities exist in countries with emerging securities markets, the Fund will invest in those countries.

The Fund may invest in companies of any size. The Fund may invest in securities of large companies that are well established in the world technology market because they can be expected to grow with the market. The Fund may also invest in securities of small to mid-size companies to the extent that they provide strong prospects for future growth.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

-    Above-average per share earnings growth
-    High return on invested capital
-    A healthy balance sheet
-    Sound financial and accounting policies and overall financial strength
-    Strong competitive advantages
-    Effective research, product development and marketing
-    Development of new technologies
-    Efficient service
-    Pricing flexibility
-    Strong management
- General operating characteristics that will enable the company to compete successfully in its respective markets

In making decisions on whether to buy or sell a security, the Fund's portfolio manager considers whether to sell a particular security when any of those factors materially change.

The portfolio manager is not limited by the turnover rate of the Fund's portfolio. The portfolio manager may participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences, if the portfolio manager believes that either the long-or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also lend portfolio securities on a short-term or long-term basis of up to 33% of its total assets.

TECHNOLOGY is the use of science to create new products and services. The sector comprises information technology and communications as well as medical, environmental and biotechnology.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market

FUND SUMMARIES - GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

================================================================================


may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP AND SMALL CAP RISK. To the extent the Fund invests in securities of mid-sized and smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-sized and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

CONCENTRATION RISK. The Fund invests more than 25% of its total assets in companies in the industries listed above. This ability to invest in a more concentrated range of securities than other mutual funds increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile and which may entail greater risk of loss than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or industries. In addition to these general risks, the Fund may be especially susceptible to factors affecting the technology and communication sectors, such as abrupt or erratic price movements due to the rapid pace of product change and development and significant competitive pressures.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return.

PORTFOLIO TURNOVER RISK. The portfolio manager may engage in active and frequent trading of all or part of the securities held by the Fund if the portfolio manager believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 16.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURN-CLASS I SHARES(1):

[GRAPHIC OMITTED]

2001     -42.7%
2002     -42.8%

Best quarter:       28.3%     3rd qtr. of 2000
Worst quarter:     -41.5%     4th qtr. of 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                                      ONE          SINCE
                                     YEAR   INCEPTION(1)
                                ----------  ------------
Class I shares                     -42.78%       -42.89%
Class II shares(2)                 -42.78%       -42.89%
Class III shares(2)                -42.28%       -42.69%
Morgan Stanley High-Tech 35(3)     -43.23%       -39.62%

---------------
1    The Fund commenced operations on June 30, 2000.


                                                                               4

FUND SUMMARIES - GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

================================================================================


2 These returns through December 31, 2002 for Class II shares and through May 2, 2002 for Class III shares are based on the performance of the Class I shares of the Fund, which was achieved prior to the creation of Class II or Class III shares. Excluding the effects of any fee waivers or reimbursements, Class I shares average annual returns, except as noted below, are similar to what Class II and Class III shares would have produced because Class II and Class III shares invest in, or will invest in, the same portfolio of securities as Class I shares and Class III shares have similar expenses. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 25 for more information.

3 The Morgan Stanley High-Tech 35 is an equal dollar weighted index of 35 stocks in nine different technology subsectors. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND
HOLDING SHARES OF THE FUND.

                                      CLASS I   CLASS II   CLASS III
                                      --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of
    amount redeemed)(2)                    N/A        N/A       1.00%
---------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                        0.98%      0.98%       0.98%
  Distribution and/or
    Service (12b-1) Fees                  None      0.25%        None
  Other Expenses                         0.41%      0.43%       0.43%
=====================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES                     1.39%      1.66%       1.41%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.25% for all Class shares at least through April 30, 2004. If the maximum amount of Rule 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.50% for Class I shares and Class III shares and 1.75% for Class II shares before GMF would be required to limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, the Fund's operating expenses will not change and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 year   3 years   5 years   10 years
           -------  --------  --------  ---------
Class I    $   140  $    439  $    760  $   1,668
Class II   $   168  $    522  $    901  $   1,965
Class III  $   143  $    445  $    770  $   1,690

FUND SUMMARIES - GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Global Financial Services Fund seeks long-term capital growth.

Gartmore Global Asset Management Trust (GGAMT), the Fund's investment adviser, has chosen Gartmore Global Partners (GGP) as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies with business operations in the financial services sector. A security will generally be considered appropriate if (as determined by GGP) at least 50% of the issuer's assets, revenues or net income is related to, or derived from, the financial services sector.

The Fund will invest 25% or more of its assets in at least one or more of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies and insurance companies, such as property and casualty and life insurance holding companies.

The Fund primarily invests in equity securities which may include common stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trust securities and depositary receipts.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund may invest in financial services companies of any size. The Fund will invest in securities of large companies that are well established in the financial services area because they can be expected to grow with the market. The Fund may also invest in securities of small to mid-size companies to the extent they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Fund's investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If GGP thinks that advantageous investment opportunities exist in securities of companies located in emerging market countries, the Fund will invest in companies located in those countries.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where they believe the market has underestimated the prospects for earnings growth. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings growth. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

In making decisions on whether to buy or sell a security, GGP is not limited by the turnover rate of the Fund's portfolio. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs if it believes that either the long or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

THE FINANCIAL SERVICES SECTOR INCLUDES, BUT IS NOT LIMITED TO:

-    banks and savings and loan institutions and their holding companies
-    consumer and industrial finance companies
-    investment banks
-    insurance brokers, securities brokers and investment advisers
-    real estate-related companies
-    leasing companies
- insurance companies, such as property and casualty and life insurance holding companies.

PRINCIPAL RISKS

Because the value of an investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and

FUND SUMMARIES - GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

================================================================================


sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since those countries may have unstable governments and less established markets.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP AND SMALL CAP RISK. To the extent the Fund invests in mid-size and smaller, newer companies these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

CONCENTRATION RISK. The Fund will invest 25% or more of its assets in companies in one or more of the industries listed above. This ability to invest in a more concentrated range of securities than other mutual funds, increases the risk and potential of the Fund. The Fund may be especially susceptible to factors affecting the financial services sector. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or industries. In addition to these general risks, the Fund may be susceptible to economic, regulatory and political conditions affecting the financial services sector, such as government regulation, the availability and cost of capital funds, industry consolidation, changes in interest rates, defaults by borrowers and general economic conditions.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 16.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The annual total return shown in the bar chart does not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS III SHARES(1):

[GRAPHIC OMITTED]

2002     -11.4%

Best quarter:       13.6%     4th qtr. of 2002
Worst quarter:     -20.1%     3rd qtr. of 2002

FUND SUMMARIES - GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

================================================================================


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                                          ONE          SINCE
                                         YEAR   INCEPTION(1)
                                    ----------  ------------
Class I shares(2)                      -11.39%       -11.29%
Class II shares(2)                     -11.62%       -11.53%
Class III shares                       -11.41%       -11.31%
The MCSI World Financials Index(3)     -15.93%       -15.93%

---------------
1    The Fund commenced operations on December 28, 2001.

2 These returns through December 31, 2002 for Class II shares and through May 10, 2002 for Class I shares are based on the performance of Class III shares of the Fund which was achieved prior to the creation of Class I or Class II shares. Excluding the effects of any fee waivers or reimbursements, Class III shares average annual returns, except as noted below, are substantially similar to what Class I and Class II shares would have produced because Class I and Class II shares invest in, or will invest in, the same portfolio of securities as Class III shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 25 for more information.

3 The MSCI World Financials Index is an unmanaged index representative of the stocks in the global financial services sector and is based on 23 developed market country indices. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT A SHAREHOLDER MAY PAY WHEN
BUYING AND HOLDING SHARES OF THE FUND.

                                 CLASS I   CLASS II   CLASS III
                                 --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from
  your investment)
  Short-Term Trading Fee
    (as a percentage of
    amount redeemed)(2)               N/A        N/A       1.00%
----------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees(3)                1.00%      1.00%       1.00%
  Distribution and/or
    Service (12b-1) Fees             None      0.25%        None
  Other Expenses                    0.40%      0.40%       0.33%
================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES(3)             1.40%      1.65%       1.33%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 1.25% for all Class shares at least through April 30, 2004. If the maximum amount of Rule 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.50% for Class I and Class III shares and 1.75% for Class II shares before GGAMT would be required to limit the Fund's expenses. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GGAMT may request and receive reimbursement of fees waived or limited and other reimbursements made by GGAMT. Any reimbursement to GGAMT must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would he higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

This example assumes you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return for each year, the Fund's operating expenses will not change and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:1 The Fund commenced operations on December 28, 2001.

           1 Year   3 Years   5 Years   10 Years
           -------  --------  --------  ---------
Class I    $   143  $    443  $    766  $   1,680
Class II   $   168  $    520  $    897  $   1,955
Class III  $   135  $    421  $    729  $   1,601

FUND SUMMARIES - GARTMORE GVIT GLOBAL UTILITIES FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Global Utilities Fund seeks long-term capital growth.

GGAMT, the Fund's investment adviser, has chosen GGP as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies with business operations in the utilities sector. A security will generally be considered appropriate if (as determined by GGP) at least 50% of the issuer's assets, revenues or net income is related to, or derived from, the provision of utilities services or activities in utilities-related industries.

The Fund invests 25% or more of its assets in at least one or more of the following industry groups: energy sources, maintenance services, companies that provide infrastructure for utilities, cable television, radio, telecommunications services, transportation services, and water and sanitary services.

The Fund primarily invests in equity securities which may include common stocks, equity interests in investment funds or trusts, convertible securities, warrants and depositary receipts. The Fund may also invest in bonds and preferred stocks of utility companies.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund may invest in utility companies of any size. The Fund will invest in securities of large companies that are well established in the utilities sector because they can be expected to grow with the market. The Fund may also invest in securities of small to mid-size companies to the extent they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Fund's investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries throughout the world, including the United States.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where they believe the market has underestimated the prospects for earnings growth. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings growth. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

In making decisions on whether to buy or sell a security, GGP is not limited by the turnover rate of the Fund's portfolio. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs, if it believes that either the long or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

UTILITY COMPANIES:

Companies in the utilities sector are companies that provide certain utilities and related services to the public including, but not limited to:

-    Energy sources,
-    Maintenance services,
-    Companies that provide infrastructure for utilities,
-    Cable television,
-    Radio,
-    Telecommunications services,
-    Transportation services, and
-    Water and sanitary services.

Although utility companies have traditionally paid above-average dividends, GGP's style focuses on companies that have strong growth potential rather than those paying high current dividends.

PRINCIPAL RISKS

Because the value of an investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FUND SUMMARIES - GARTMORE GVIT GLOBAL UTILITIES FUND

================================================================================


FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP AND SMALL CAP RISK. To the extent the Fund invests in mid-size and smaller, newer companies these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Funds' net asset value and total return.

CONCENTRATION RISK. The Fund invests 25% or more of its assets in companies in one or more of the industries listed above. This ability to invest in a more concentrated range of securities than other mutual funds, increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or industries. In addition to these general risks, the Fund may be especially susceptible to factors affecting the utilities sector, such as, substantial economic, operational, competitive, technological or regulatory changes. Increases in fuel and energy prices and prices of other natural resources have also historically limited the growth potential of utility companies.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 16.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS III SHARES(1):

[GRAPHIC OMITTED]

2002     -24.9%

Best quarter:       14.9%     4th qtr. of 2002
Worst quarter:     -18.9%     3rd qtr. of 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                                                      ONE          SINCE
                                                     YEAR   INCEPTION(1)
                                                ----------  ------------
Class I shares(2)                                  -24.89%       -24.72%
Class II shares(2)                                 -25.04%       -24.87%
Class III shares                                   -24.85%       -24.68%
MSCI World Telecommunication Services Index(3)     -28.54%       -28.54%
MSCI World Utilities Index(4)                      -15.37%       -15.37%
Global Utilities Composite Index(5)                -22.46%       -22.46%

---------------
1    The Fund commenced operations on December 28, 2001.


                                                                              10

FUND SUMMARIES - GARTMORE GVIT GLOBAL UTILITIES FUND

================================================================================

2 These returns through December 31, 2002 for Class II shares and through May 10, 2002 for Class I shares are based on the performance of Class III shares of the Fund which was achieved prior to the creation of Class I or Class II shares. Excluding the effects of any fee waivers or reimbursements, Class III shares average annual returns, except as noted below, are substantially similar to what Class I or Class II shares would have produced because Class I or Class II shares invest in, or will invest in, the same portfolio of securities as Class III shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

3 The MSCI World Telecommunication Services Index is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indices. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

4 The MSCI World Utilities Index is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indicies. The returns do not include the effect of any sales charges or expenses. If sales charges or expenses were deducted, the actual returns of the Index would be lower.

5 The Global Utilities Composite Index is an unmanaged, hypothetical representation of the performance of a composite of the MSCI World Telecommunications Index (60%) and the MSCI World Utilities Index (40%).

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                 CLASS I   CLASS II   CLASS III
                                 --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from
  your investment)
  Short-Term Trading Fee
    (as a percentage of
    amount redeemed or
    exchanged)(2)                     N/A        N/A        1.00%
-----------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees(3)                0.80%      0.80%        0.80%
  Distribution and/or
    Service (12b-1) Fees             None      0.25%         None
  Other Expenses                    0.44%      0.44%        0.35%
=================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES                1.24%      1.49%        1.15%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 1.05% for all Class shares at least through April 30, 2004. If the maximum amount of Rule 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.30% for Class I and Class III shares and 1.55% for Class II shares before GGAMT would be required to limit the Fund's expenses. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GGAMT may request and receive reimbursement of fees waived or limited and other reimbursements made by GGAMT. Any reimbursement to GGAMT must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would he higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

This example assumes you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return for each year, the Fund's operating expenses will not change and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 Years   3 Years   5 Years   10 Years
           --------  --------  --------  ---------
Class I    $    122  $    389  $    677  $   1,496
Class II   $    148  $    467  $    809  $   1,776
Class III  $    113  $    361  $    629  $   1,394

FUND SUMMARIES - GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Global Health Sciences Fund seeks long term capital appreciation.

To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies engaged in the development, production, or distribution of products and services that have a health sciences orientation. Products and services that have a "health sciences" orientation focus on maintaining or improving one's quality of life. So, for example, the Fund will invest in companies that are engaged in research and development or the production or distribution of products or services related to medicine, pharmaceuticals or personal health care. The Fund will invest 25% or more of its assets in at least one or more of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices.

The Fund primarily invests in equity securities which may include common stocks, convertible securities, and depositary receipts. The Fund may invest in companies of any size. The Fund will invest in securities of large companies that are well established in the health sciences area because they can be expected to grow with the market. The Fund will also invest in securities of small to mid-size companies to the extent that they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting its investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If the portfolio manager thinks that advantageous investment opportunities exist in securities of companies located in emerging market countries, the Fund will invest in those countries.

A security will generally be considered appropriate if (as determined by the portfolio manager) at least 50% of the issuer's assets, revenues, or net income is related to, or derived from, the healthcare sector.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

-    Above-average per share earnings growth
-    Positive fundamental change taking place
-    High return on invested capital
-    A healthy balance sheet
-    Sound financial and accounting policies and overall financial strength
-    Strong competitive advantages
-    Effective research and product development and marketing
-    Strong management
- General operating characteristics that will enable the company to compete successfully in its respective markets

The portfolio manager considers whether to sell a particular security when any of the previous factors materially changes with respect to the security. A security will also be sold when the portfolio manager believes that an alternative investment provides more attractive risk/return characteristics.

The Fund may also lend portfolio securities on a short-term or long-term basis up to 33% of its total assets.

In making decisions on whether to buy or sell a security, the portfolio manager is not limited by the turnover rate of the Fund's portfolio. The portfolio manager may participate in frequent portfolio transactions, which will lead to higher transaction costs, if the portfolio manager believes that either the long or short-term benefits of frequent portfolio trading outweigh such costs.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments and less established markets.

FUND SUMMARIES - GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

================================================================================


SECTOR RISK. The Fund may be susceptible to factors affecting health science companies, especially those in health care and health care-related industries and therefore the value of the Fund's investments may be more volatile than other funds that invest in a broader range of securities across different industries.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP AND SMALL CAP RISK. To the extent the Fund invests in mid-size and smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

CONCENTRATION RISK. The Fund will invest 25% or more of its assets in one or more of the health-related industry groups noted above. This ability to invest in a more concentrated range of securities than other mutual funds, increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could be subject to a greater risk of loss and have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or group of industries.

The Fund especially is vulnerable to the risk that economic prospects of health-care companies may fluctuate dramatically due to changes in the regulatory and competitive environment. A significant portion of health-care services is funded or subsidized by the government, so that changes in government policies-at the state or federal level- may affect the demand for health-care products and services. Other risks include: the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products; lawsuits against health-care companies related to product liability issues and the rapid speed at which many health-care products and services become obsolete.

PORTFOLIO TURNOVER RISK. The portfolio manager may engage in active and frequent trading of all or part of the securities held by the Fund if the portfolio manager or subadviser believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 16.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

FUND SUMMARIES - GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

================================================================================


ANNUAL TOTAL RETURN-CLASS III SHARES(1):

[GRAPHIC OMITTED]

2001       3.4%
2002     -19.1%

Best quarter:       16.4%     4th qtr. of 2001
Worst quarter:     -15.9%     1st qtr. of 2001

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                                        ONE           SINCE
                                       YEAR    INCEPTION(1)
                                   ----------  ------------
Class I shares(2)                     -19.23%        -9.39%
Class II shares(2)                    -19.43%        -9.61%
Class III shares                      -19.13%        -9.33%
Goldman Sachs Healthcare Index(3)     -21.04%       -16.66%

---------------
1    The Fund commenced operations on December 29, 2000.

2 These returns through December 31, 2002 for Class II shares are based initially on the performance of the Class I shares of the Fund, from December 29, 2000 to December 28, 2001 and on the performance of Class III shares for the remainder of that period, which was achieved prior to the creation of Class II shares. The returns for Class I shares from December 28, 2001 until May 6, 2002 are based on the performance of Class III shares because there were no Class I shares outstanding during that period. The returns for Class III shares from December 29, 2000 until December 28, 2001 are based on the performance of Class I shares prior to the creation of Class III shares. Excluding the effects of any fee waivers or reimbursements, average annual returns, except as noted below, are substantially similar to what shares of a class would have produced because all classes of shares invest in, or will invest in the same portfolio of securities. For Class II shares, these returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. If these fees were reflected, returns would be less than those shown. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 25 for more information.

3 The Goldman Sachs Healthcare Index is an unmanaged representative of the stocks in the healthcare sector. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND
HOLDING SHARES OF THE FUND.

                                 CLASS I   CLASS II   CLASS III
                                 --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from
  your investment)
  Short-Term Trading Fee
    (as a percentage of
    amount redeemed)(2)               N/A        N/A       1.00%
----------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                   1.00%      1.00%       1.00%
  Distribution and/or
    Service (12b-1) Fees             None      0.25%        None
  Other Expenses                    0.30%      0.30%       0.27%
================================================================
TOTAL ANNUAL FUND
 OPERATING EXPENSES(3)              1.30%      1.55%       1.27%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 1.25% for all Class shares through April 30, 2004. If the maximum amount of Rule 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.50% for Class I and Class III shares and 1.75% for Class II shares before GMF would be required to limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

FUND SUMMARIES - GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would he higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

This example assumes you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return for each year, the Fund's operating expenses will not change and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year   3 Years   5 Years   10 Years
            -------  --------  --------  ---------
Class I     $   132  $    412  $    713  $   1,568
Class II    $   158  $    490  $    845  $   1,845
Class III1  $   129  $    403  $    697  $   1,534

MORE ABOUT THE FUNDS

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TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term
U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal investments and techniques in an effort to increase returns, protect assets or diversify investments. The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds' other investment techniques. For information on how to obtain a copy of the SAI, see the back cover.

DEPOSITARY RECEIPTS (ALL FUNDS). The Funds may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

CONVERTIBLE SECURITIES (GLOBAL FINANCIAL SERVICES, GLOBAL UTILITIES AND GLOBAL HEALTH SCIENCES). Convertible securities-also known as convertibles -include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS (GLOBAL FINANCIAL SERVICES AND GLOBAL UTILITIES).

A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

REITS (GLOBAL FINANCIAL SERVICES). Real estate investment trusts (REITs) are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

MORE ABOUT THE FUNDS

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PRINCIPAL RISKS

SMALL CAP RISK (ALL FUNDS). Generally, investments in smaller companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established companies. In addition, the securities of small cap companies historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. Certain small cap companies in which a Fund invests may be in the technology and biotechnology industries. Small cap companies in these industries may be especially subject to abrupt or erratic price movements.

In addition, small cap companies may:

-    lack depth of management
-    lack a proven track record
-    be unable to generate funds necessary for growth or development
- be developing or marketing new products or services for which markets are not yet established and may never become established
-    market products or services which may become quickly obsolete

Therefore, while small cap companies may offer greater opportunities for capital growth than larger more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK (ALL FUNDS). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that the Funds will lose money.

- COUNTRY-General securities market movements in any country in which the Funds have investments, are likely to affect the value of the Funds' securities that trade in the country. These movements will affect the Funds' share prices and the Funds' performances. The political, economic and social structures of some countries in which the Funds invest may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS-The Funds are subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Funds to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. These factors can reduce the amount the Funds can earn on their investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNT STANDARDS-Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Funds' portfolio managers to completely and accurately determine a company's financial condition.

- CURRENCY-Some of the Funds' investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Funds own and the Funds' share prices. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Funds receive dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Funds may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

MANAGEMENT

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MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following is management's discussion of the performance of the Funds for the year ended December 31, 2002. This discussion provides an overview of the economy and how it affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio managers (in early 2003). The outlook foreseen by the portfolio managers may or may not be realized.

GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

HOW DID THE FUND PERFORM?

For the period ended December 31, 2002, the Fund returned -42.78% versus -43.26% for its benchmark, the Morgan Stanley High-Tech 35 Index.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED PERFORMANCE?

Technology stocks fell during the year due to weak product demand, poor profits and corporations' paring back on their capital spending.

Global equity markets rallied on October 10, 2002, in response to depressed stock prices and less-negative news flow. The rally lasted through the end of November, driven by a combination of stronger-than-expected economic data, aggressive Federal Reserve easing and anticipated economic stimulus packages from a Republican-controlled Congress.

Unfortunately, during December these positive factors were overwhelmed by ongoing political concerns, including potential war with Iraq and uncertainty about North Korea's nuclear weapons capabilities. Despite signs of an economic recovery, the labor market remained weak. For example, in November, the unemployment rate rose from 5.7% to 6%.

DESCRIBE THE FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD.

A large position in Hewlett-Packard Co. was helped by a strong first quarter during which the firm merged with Compaq and launched a new emphasis on improving its cost structure. eBay Inc. also fared well as it continued to acquire new users by breaking into the international market and selling more products. Cisco Systems Inc. grew by taking back market share from chief competitor Juniper Networks, Inc. The Fund's biggest holding, Microsoft Corp. (5.86%), skyrocketed on the implementation of a budget flush and the creation of new operating systems to drive business forward.

On the downside, Taiwan Semiconductor Manufacturing Co. Ltd's performance languished, due to continued pricing pressure throughout the industry. A position in Tellabs also detracted from performance, because the firm suffered from lack of spending from telecommunications service companies.

HOW IS THE FUND POSITIONED?

We expect a resolution to the conflict with Iraq, which should stabilize the markets. This, combined with the ongoing release of more positive economic data should greatly influence investor sentiment.

While the fourth quarter of 2002 proved to be a difficult time for stocks, especially in the technology sector, we are positioning the Fund to take advantage of improving economic conditions, particularly because we believe capital spending will improve in 2003.

We are maintaining positions that include a focus on high-quality defensive names that we believe can deliver on earnings expectations within the present volatile market environment.

                 COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT
                   IN THE GARTMORE GVIT GLOBAL TECHNOLOGY AND
                    COMMUNICATIONS FUND (CLASS I SHARES) AND
                  THE MORGAN STANLEY HIGH-TECH 35 INDEX(1),(2)

[GRAPHIC OMITTED]

Fund
Inception/   GVIT Fund Growth of $10,000  Benchmark Growth of $10,000
Previous 10                                   GVIT GLOBAL TECH &
Yrs.               COMMUNICATIONS         MORGAN STANLEY HIGH-TECH 35
-----------  ---------------------------  ---------------------------
6/30/2000                         10,000                       10,000
12/31/2000                         7,504                        6,577
12/31/2001                         4,298                        4,990
12/31/2002                         2,459                        2,833

GARTMORE GVIT GLOBAL TECHNOLOGY AND
       COMMUNICATIONS FUND

   Average Annual Total Returns
   Period ended December 31, 2002

                   1 Year   Life(3)
                   -------  -------
Class I shares     -42.78%  -42.89%
Class II shares4   -42.78%  -42.89%
Class III shares4  -42.28%  -42.69%

---------------
1 The calculations in the graph assume the reinvestment of dividends and distributions.

2 The Morgan Stanley High-Tech 35 Index is an equal dollar-weighted index of 35 stocks in nine different technology subsectors. Unlike mutual fund returns, the Index does not include expenses. If expenses were included, the actual returns of this index would be lower.


                                                                              18

MANAGEMENT

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3    The Fund commenced operations June 30, 2000.

4 These returns through December 31, 2002 for Class II shares and through May 2, 2002 for Class III shares are based on the performance of the Class I shares of the Fund, which was achieved prior to the creation of Class II or Class III shares. Excluding the effects of any fee waivers or reimbursements, Class I shares average annual returns, except as noted below, are similar to what Class II and Class III shares would have produced because Class II and Class III shares invest in, or will invest in, the same portfolio of securities as Class I shares and Class III shares have similar expenses. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 25 for more information.

Past performance is not predictive of future performance.

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund significantly outperformed, returning -11.39% versus -15.92% for its benchmark, the Morgan Stanley Capital International (MSCI) World Financial Services Index, its benchmark.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED PERFORMANCE?

Financial stocks outperformed the broader market because of lower valuations, more reliable earnings and higher dividend yields. U.S. and European financial stocks typically generate higher dividend yields (about 3% to 4%), while the S&P 500 Index's overall dividend yield was just 1.7% (as of Dec. 31, 2002). Reduced interest rates in the United States and Europe also boosted financial stocks as a result of lower lending costs.

Overweight allocations to equities within the United States, India and Ireland, as well as an underweight position among German equities, helped Fund performance. Insurance stocks such as Zurich Financial Services (up 33%) and Dutch insurer AEGON N.V. (up 49%) soared due to rising markets and the companies' efforts to strengthen their capital positions. The State Bank of India (up 64%) also was a top performer because the Indian government's efforts to facilitate financial institutions' collection of bad loans as well as the Bank's consistent ability to beat its earnings expectations.

DESCRIBE THE FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD.

The Fund's top holdings included Fannie Mae, Citigroup, Inc. and The Royal Bank of Scotland Group plc. Fannie Mae, the government-sponsored mortgage lender, is a core holding; it provides strong and consistent earnings growth amid typically low valuations. During 2002, the stock was hurt by unfounded concerns about its credit quality and a possible housing bubble.

Citigroup, another core holding due to its status as a leading provider of global financial services, fell during the period due to negative publicity about its investment banking and research units. The Royal Bank of Scotland Group, the leading U.K. consumer bank, performed well because of its ability to increase its customer base and improve profits during these economically uncertain times. The bank also successfully completed the integration of NatWest and Mellon's regional franchise (Citizen Bank).

HOW IS THE FUND POSITIONED?

The Fund is positioned more conservatively with a focus on those companies with strong cash flows, modest valuations, solid dividend yields, dominant market positions and low competition.

We are overweight in U.S. financial stocks and underweight in their European and Japanese counterparts. Our action is based on the confidence we have in the U.S. recovery due to loose domestic monetary policies. Continental Europe is suffering from stalled economic growth and relatively high interest rates and taxes. We have reduced our insurance holdings in Europe in response to increased pressure on their solvency ratios stemming from volatile equity markets, and we have added to the Fund's holdings in U.S. diversified financial and bank stocks. Japan is struggling to revive its economy, but it is seeing some signs of hope based on strong trade with its Asian trading partners.

[GRAPHIC OMITTED]

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
          GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND (CLASS I SHARES)
                   AND THE MSCI WORLD FINANCIALS INDEX(1)(,)2


Fund
Inception/   GVIT Fund Growth of $10,000  Benchmark Growth of $10,000
Previous 10                                   MSCI WORLD TELECOMM
Yrs.            GVIT GLOBAL UTILITIES           SERVICES INDEX
-----------  ---------------------------  ---------------------------
12/28/2001                        10,000                       10,000
12/31/2001                        10,000                       10,000
12/31/2002                         7,515                        7,146

MANAGEMENT

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GARTMORE GLOBAL FINANCIAL SERVICES FUND
     Average Annual Total Returns
    Periods ended December 31, 2002

                    1 Year   Life(3)
                    -------  -------
Class I shares(4)   -11.39%  -11.29%
Class II shares(4)  -11.63%  -11.53%
Class III shares    -11.41%  -11.31%

---------------
1 The calculations in the graph assume reinvestment of dividends and distributions.

2 The MSCI World Financials Index is an unmanaged index representative of the stocks in the global financial services sector and is based on 23 developed market country indices. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

3 The Gartmore GVIT Global Financial Services Fund commenced operations December 28, 2001.

4 These returns through December 31, 2002 for Class II shares and through May 10, 2002 for Class I shares are based on the performance of Class III shares of the Fund which was achieved prior to the creation of Class I or Class II shares. Excluding the effects of any fee waivers or reimbursements, Class III shares average annual returns, except as noted below, are substantially similar to what Class I and Class II shares would have produced because Class I and Class II shares invest in, or will invest in, the same portfolio of securities as Class III shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 25 for more information. Past performance is not predictive of future performance.

GARTMORE GVIT GLOBAL UTILITIES FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -24.89% versus -22.46% for a composite of 60% Morgan Stanley Capital International (MSCI) World Telecom/40% MSCI World Utilities Index.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED PERFORMANCE?

Despite their significant rebound during the fourth quarter, telecommunications stocks underperformed the broader market. Demand suffered as a result of consumers' shift from hard-line telephone services to wireless options and e-mail. In addition, regulatory rulings that opened access to long-distance competitors at reduced cost created greater competition that pressured earnings. Safe-haven utility stocks (excluding energy trading-related stocks) generated positive returns given their high dividend yields, greater industry regulation and generally more conservative accounting.

Fund performance was helped by overweight positions in utilities and an underweight stance in telecommunications stocks. Stock selection within the telecommunications sector helped returns, while the opposite was true within the electric utilities.

DESCRIBE THE FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD.

The Fund's core holdings include telecommunications stocks Vodafone Group PLC (9% average weighting during 2002), SBC Communications Inc. (9%) and Verizon Communications (8%). Vodafone Group, the U.K. telecom company, boasts a conservative capital structure, strong customer growth and an attractive valuation. SBC Communications, the second-largest U.S. local service provider with a significant amount of free cash flow ($5 billion after dividends in 2002), should be a beneficiary of expected consolidation within the industry. Verizon, the largest telecommunications carrier in the United States, should also benefit from consolidation within the industry and its stock is attractively priced.

We added to our utility holdings during the period, given rising gas prices, by establishing a position in Dominion Resources, Inc., the U.S. gas company. We also added to Vodafone Group, based on better prospects for price increases. Sales included Scottish and Southern Energy plc, the U.K. electric utility company, which was sold for profit-taking, and Telecommunications Corp. of New Zealand, which was sold to increase the focus of the Fund.

HOW IS THE FUND POSITIONED?

The Fund is moderately overweight in telecommunications stocks with an emphasis on European companies. We are monitoring the regulatory situation in the United States carefully, because we believe the outcome of the Federal Communications Commission's triennial review could influence performance within the entire industry for years to come.

In the utility sector, the Fund is still overweight in electric companies, because they offer strong free cash flows and solid balance sheets. In addition, many of the restructurings that are occurring in the industry should provide a strong catalyst for growth.

We expect that the current demand for dividends will bode well for this Fund, because both telecommunications and utility companies offer high dividend yields. Our focus, however, will also include fundamental elements such as balance sheet strength and demand.

MANAGEMENT

================================================================================


             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
             GARTMORE GVIT GLOBAL UTILITIES FUND (CLASS III SHARES),
                  THE MSCI WORLD TELECOMMUNICATIONS INDEX(1),2,
                      THE MSCI WORLD UTILITIES INDEX 3 AND
                     THE GLOBAL UTILITIES COMPOSITE INDEX(4)


[GRAPHIC OMITTED]

Fund
Inception/    GVIT Fund Growth of $10,000    Benchmark Growth of $10,000
Previous 10
Yrs.         GVIT GLOBAL FINANCIAL SERVICES  MSCI WORLD FINANCIALS INDEX
-----------  ------------------------------  ---------------------------

12/28/2001                           10,000                       10,000
12/31/2001                           10,002                       10,000
12/31/2002                            8,861                        8,407



GARTMORE GVIT GLOBAL UTILITIES FUND
   Average Annual Total Returns
  Periods ended December 31, 2002

                    1 Year   Life(5)
                    -------  -------
Class I shares(6)   -24.89%  -24.72%
Class II shares(6)  -25.04%  -24.87%
Class III shares    -24.85%  -24.68%

---------------
1 The calculations in the graph assume reinvestment of dividends and distributions.

2 The MSCI World Telecommunication Services Index is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indices. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

3 The MSCI World Utilities Index is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indicies. The returns do not include the effect of any sales charges or expenses. If sales charges or expenses were deducted, the actual returns of the Index would be lower.

4 The Global Utilities Composite Index is an unmanaged, hypothetical representation of the performance of a composite of the MSCI World Telecommunications Index (60%) and the MSCI World Utilities Index (40%).

5    The Gartmore GVIT Global Utilities Fund commenced operations December 28,
     2001.

6 These returns through December 31, 2002 for Class II shares and through May 10, 2002 for Class I shares are based on the performance of Class III shares of the Fund which was achieved prior to the creation of Class I or Class II shares. Excluding the effects of any fee waivers or reimbursements, Class III shares average annual returns, except as noted below, are substantially similar to what Class I or Class II shares would have produced because Class I or Class II shares invest in, or will invest in, the same portfolio of securities as Class III shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Past performance is not predictive of future performance.

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund outperformed on a relative basis, returning -19.13% versus (Class III shares) -21.04% for its benchmark, the Goldman Sachs Healthcare Index.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED THE FUND'S PERFORMANCE?

The U.S. economy, and consequently, the stock market, continued to be weighed down by a weak job market, low consumer confidence and corporate earnings reports that too often came in below expectations. Non-economic data, however, may have played an even larger role in the market's third consecutive year of negative returns.

Questions about corporate earnings rose amid the accounting scandals that affected companies such as Enron and WorldCom. The threat of terrorism and a looming war with Iraq also kept investors on edge. All major sectors within the S&P 500 Index fell for the year.

The Fund outperformed the Index in three of four-health care industries, but even that performance reflected negative market sentiment. Most notably, pharmaceutical companies, the sector's largest industry, finished deep into negative territory. Limited pipelines for new products as well as patent expirations affecting a number of existing drugs hurt this area throughout the year.

On the bright side, strong stock selection in the health-care equipment and supplies area helped the Fund outperform. It finished more than 25% above the benchmark in this industry.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS DURING THE PERIOD.

Top holdings included pharmaceutical companies such as Pfizer Inc., Wyeth, and Pharmacia Corp. As mentioned, pharmaceuticals experienced difficulties in 2002; however these companies represent quality names within the industry, and each one maintains a diverse product base that we believe is reasonably valued.

Fund purchases included Johnson and Johnson (J&J), the diversified health-care company. J&J fared well in 2002, as it achieved stronger

MANAGEMENT

================================================================================


growth than its peers. Investors reacted positively to this stock partly out of anticipation of J&J's place as a leader within the lucrative drug-coated stent market later in 2003. The Fund sold IDEC Pharmaceuticals Corp. due to concerns about the company's drugs in development as well as disappointing sales of its leading cancer drug.

HOW IS THE FUND POSITIONED?

We made additions to the Fund's pharmaceutical holdings during the year. Although these stocks performed poorly as a group during 2002, at today's prices we believe that a select group of them represent favorable investment opportunities. The pressure from generic drug-makers is easing, which should help boost earnings, and some pharmaceutical companies are likely to see an improving earnings picture in 2003 compared to that of 2002. Overall, the Fund remains well diversified within all industries in the health-care sector and we will continue to focus on strong individual stock selection.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
          GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND (CLASS III SHARES)
                  AND THE GOLDMAN SACHS HEALTHCARE INDEX(1),(2)

[GRAPHIC OMITTED]

Fund
Inception/   GVIT Fund Growth of $10,000   Benchmark Growth of $10,000
Previous 10
Yrs.         GVIT GLOBAL HEALTH SCIENCES  GOLDMAN SACHS HEALTHCARE INDEX
-----------  ---------------------------  ------------------------------
12/29/2000                        10,000                          10,000
12/31/2000                         9,830                          10,000
12/31/2001                        10,160                           8,796
12/31/2002                         8,206                           6,945

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND
      Average Annual Total Returns
     Period ended December 31, 2002

                    1 Year   Life(3)
                    -------  -------
Class I shares(4)   -19.23%   -9.39%
Class II shares(4)  -19.43%   -9.61%
Class III shares    -19.13%   -9.33%

---------------
1 The calculations in the graph assume the reinvestment of dividends and distributions.

2 The Goldman Sachs Healthcare Index is an unmanaged, modified capitalization-weighted index of companies involved in the healthcare industry. Unlike mutual fund returns, the Goldman Sachs Healthcare Index does not include expenses. If expenses were included, the actual returns of this index would be lower.

3 The Gartmore GVIT Global Health Sciences Fund commenced operations on December 29, 2000.

4 These returns through December 31, 2002 for Class II shares are based initially on the performance of the Class I shares of the Fund, from December 29, 2000 to December 28, 2001 and on the performance of Class III shares for the remainder of that period, which was achieved prior to the creation of Class II shares. The returns for Class I shares from December 28, 2001 until May 6, 2002 are based on the performance of Class III shares because there were no Class I shares outstanding during that period. The returns for Class III shares from December 29, 2000 until December 28, 2001 are based on the performance of Class I shares prior to the creation of Class III shares. Excluding the effects of any fee waivers or reimbursements, average annual returns, except as noted below, are substantially similar to what shares of a class would have produced because all classes of shares invest in, or will invest in the same portfolio of securities. For Class II shares, these returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. If these fees were reflected, returns would be less than those shown. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 25 for more information.

Past performance is not predictive of future performance.

INVESTMENT ADVISERS

GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND AND GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND: Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. GMF was organized in 1999 and manages mutual funds. As of March 31, 2003, GMF and its U.S. affiliates had approximately $31.2 billion in assets under management, of which approximately $16.6 billion is managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds' average daily net assets. The total management fees paid by the Fund for the fiscal year ended December 31, 2002, expressed as a percentage of a Fund's average daily net assets, are as follows:

Fund                                                      Fee
--------------------------------------------------------------
Gartmore GVIT Global Technology and Communications Fund  0.98%
Gartmore GVIT Global Health Sciences Fund                1.00%

GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND: Aaron Harris is the portfolio manager for the Fund. Prior to joining GMF in April 2000, Mr. Harris was co-portfolio manager for the Nicholas-Applegate Global Technology Fund from 1998-March, 2000 and was an investment analyst in Global Research at Nicholas-Applegate from 1995-1997.

MANAGEMENT

================================================================================


GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND: Paul Cluskey is the Fund's portfolio manager and is responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Paul Cluskey joined GMF in April, 2001. Prior to that, he was the co-lead portfolio manager for Nicholas-Applegate Global Health Care Fund since its inception in September 1999. He also co-managed the Nicholas-Applegate Small Cap Growth Fund and the Nicholas-Applegate Mini-Cap Fund. He joined Nicholas-Applegate in 1998. From 1996 through 1998, he had been a senior small cap stock analyst with SEI Investments. Before that, he worked at Piper Jaffray, Inc. as a corporate finance analyst.

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND AND GVIT GLOBAL UTILITIES FUND:
Gartmore Global Asset Management Trust (GGAMT), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. GGAMT was organized in July 2000, and advises mutual funds and institutional separate accounts. As of March 31, 2003, GGAMT and its U.S. affiliates had over $31.2 billion in assets under management, of which $60.8 million was managed by GGAMT.

Each Fund pays GGAMT a management fee, which is based on the Funds' average daily net assets. The annual management fees payable by the Fund, expressed as a percentage of a Fund's average daily net assets, are as follows:

Fund                                           Fee
---------------------------------------------------
Gartmore GVIT Global Financial Services Fund  1.00%
Gartmore GVIT Global Utilities Fund           0.80%

SUBADVISER FOR THE GARTMORE GVIT GLOBAL FINANCIAL SERVICES AND GARTMORE GVIT GLOBAL UTILITIES FUNDS

Gartmore Global Partners (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428 is the subadviser to the Funds. Subject to the supervision of GGAMT and the Board of Trustees, GGP manages the Funds' assets in accordance with the Funds' investment objectives and strategies. GGP makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser.

Out of its management fee, GGAMT pays GGP an annual subadvisory fee, based on the Fund's average daily net assets. The annual management fees paid by GGAMT for the fiscal year ended December 31, 2002, expressed as a percentage of a Fund's average daily net assets not taking into account any applicable waivers, are as follows:

Fund                                           Fee
---------------------------------------------------
Gartmore GVIT Global Financial Services Fund  0.50%
Gartmore GVIT Global Utilities Fund           0.40%

GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager. The following describes the person primarily responsible for day-to-day management of the Funds.

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND: Robert Murphy, CFA is primarily responsible for the investment management of the Fund.

Mr. Murphy joined Gartmore Investment Management plc, an affiliate of GGP in 1999 as a Global Research Analyst. Prior to this, he worked for J.P. Morgan, an investment management firm, as a European Banks and Real Estate Analyst. Mr. Murphy has twelve years of experience in the investment management business.

GARTMORE GVIT GLOBAL UTILITIES FUND: Julian L. Sinclair is primarily responsible for the investment management of the Fund. Mr. Sinclair joined Gartmore Investment Management plc, an affiliate of GGP, as a graduate trainee in 1996 focusing on our US marketing efforts. In 1997, he moved to the Emerging Markets team as an equity analyst with country responsibility for Latin America and Israel and sector responsibility for technology, media and telecoms. In addition, he managed Latin American equity portfolios.

Mr. Sinclair joined the Global Research Team in July 2000 where he specialized in Internet and telecom service providers. In May 2001, he transferred to the Global Equities Team to manage the Gartmore GVIT Global Utilities Fund and other investment companies not offered in the U.S.

BUYING AND SELLING FUND SHARES

================================================================================


WHO CAN BUY SHARES OF THE FUNDS

Class I and Class III shares of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, "Nationwide"), to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide who provide additional services necessary for it to receive Rule 12b-1 fees may sell Class II shares. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine which Funds are available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

Each Fund sells its Class I and Class III shares to separate accounts of Nationwide and may sell its Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's Class I shares; however your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the assets of a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine its NAV when:

-    It has not received any orders to purchase, sell or exchange shares
-    Changes in the value of the Fund's portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as a Fund's administrator or its agent determines a price does not represent its fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares can be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price will be the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday

BUYING AND SELLING FUND SHARES

================================================================================


closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay or refuse any exchange, transfer or redemption request. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM TRADING FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a short-term trading fee equal to 1.00% of the amount of the Fund redeemed if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging
2. Variable insurance contract withdrawals or loans, including required minimum distributions
3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate its distributor for the Funds for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, a Fund that has Class II shares pays its distributor, from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of
0.25% of the Fund's Class II shares' average daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES

================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand a Fund's financial performance for the period of a Fund's operation. Certain information reflects financial results for a single Fund share. The total return in the tables represents the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, THE RETURNS WOULD BE LOWER THAN THOSE SHOWN. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statement, is included in the annual report, which is available upon request.

                                                                 GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND
                                                              --------------------------------------------------------------
                                                                              CLASS I SHARES                 CLASS III SHARES
                                                              ----------------------------------------------  --------------
                                                                YEAR ENDED      YEAR ENDED     PERIOD ENDED    PERIOD ENDED
                                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                   2002          2001 (A)        2000 (B)        2002 (C)
                                                              --------------  --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD                         $        4.21   $        7.35   $       10.00   $        3.29
                                                              --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                        (0.03)          (0.03)          (0.01)          (0.01)
  Net realized and unrealized gains (losses) on investments           (1.77)          (3.11)          (2.48)          (0.85)
                                                              --------------  --------------  --------------  --------------
    Total investment activities                                       (1.80)          (3.14)          (2.49)          (0.86)
                                                              --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net realized gains                                                      -               -           (0.16)              -
  Tax return of capital                                               (0.02)              -               -           (0.02)
                                                              --------------  --------------  --------------  --------------
    Total distributions                                               (0.02)              -           (0.16)          (0.02)
                                                              --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                               $        2.39   $        4.21   $        7.35   $        2.41
                                                              ==============  ==============  ==============  ==============
Total Return                                                     (42.78%)(g)        (42.72%)     (24.96%)(d)   (26.14%)(d,g)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                          $       7,791   $      15,585   $      12,127   $       5,822
  Ratio of expenses to average net assets                              1.34%           1.35%       1.35% (e)       1.37% (e)
  Ratio of net investment income (loss) to average net assets        (0.65%)         (0.88%)      (0.44%)(e)      (3.49%)(e)
  Ratio of expenses (prior to reimbursements) to average net
    assets*                                                            1.39%           2.02%       2.57% (e)       1.79% (e)
  Ratio of net investment income (loss)
    (prior to reimbursements) to average net assets*                 (0.70%)         (1.55%)      (1.66%)(e)      (3.91%)(e)
  Portfolio turnover (f)                                             879.28%         894.05%         305.36%         879.28%

----------------------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from June 30, 2000 (commencement of operations) through December 31, 2000.
(c)  For the period from May 2, 2002 (commencement of operations) through December 31, 2002.
(d)  Not annualized.
(e)  Annualized.
(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)  The total returns shown include losses realized on the disposal of investments that were reimbursed by the adviser, which otherwise would have reduced total return by 0.95% for Class I shares and 0.61% for Class III shares.

FINANCIAL HIGHLIGHTS

================================================================================


                                                                                    GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND
                                                                                   --------------  ------------------------------
                                                                                           CLASS I SHARES         CLASS III SHARES
                                                                                   -------------- ---------------  --------------
                                                                                    PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                                      2002 (A)          2002          2001 (B)
                                                                                   --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD                                              $       10.23   $       10.13   $       10.00
                                                                                   --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                                                 -          0.04 -
  Redemption fees                                                                           0.01            0.01               -
  Net realized and unrealized gains (losses) on investments                                (1.27)          (1.21)           0.13
                                                                                   --------------  --------------  --------------
    Total investment activities                                                            (1.26)          (1.16)           0.13
                                                                                   --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                                                    (0.01)          (0.01)              -
                                                                                   --------------  --------------  --------------
  Total distributions                                                                      (0.01)          (0.01)              -
                                                                                   --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                                                    $        8.96   $        8.96   $       10.13
                                                                                   ==============  ==============  ==============
    Total Return                                                                      (12.26%)(c)        (11.41%)       1.32% (c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                                               $         218   $       6,009   $       3,041
  Ratio of expenses to average net assets                                               1.37% (d)           1.31%       1.35% (d)
  Ratio of net investment income (loss) to average net assets                           0.30% (d)           0.66%       0.33% (d)
  Ratio of expenses (prior to reimbursements) to average net assets*                          (e)             (e)       8.56% (d)
  Ratio of net investment income (loss) (prior to reimbursements) to average net
    assets*                                                                                   (e)             (e)      (6.88%)(d)
Portfolio turnover (f)                                                                    211.21%         211.21%           0.00%

---------------------------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  For the period from May 10, 2002 (commencement of operations) through December 31, 2002.
(b)  For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the effective date, the net asset value was
     $10.13 per share.
(c)  Not annualized.
(d)  Annualized.
(e)  There were no fee reductions during the period.
(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS

================================================================================


                                                                                    GARTMORE GVIT GLOBAL UTILITIES FUND
                                                                               ----------------------------------------------
                                                                                       CLASS I SHARES         CLASS III SHARES
                                                                               ------------------------------  --------------
                                                                                PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                                  2002 (A)          2002          2001 (B)
                                                                               --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD                                          $        8.38   $       10.01   $       10.00
                                                                               --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                                          0.08            0.12               -
  Redemption fees                                                                       0.01            0.01               -
  Net realized and unrealized gains (losses) on investments                            (0.96)          (2.62)           0.01
                                                                               --------------  --------------  --------------
    Total investment activities                                                        (0.87)          (2.49)           0.01
                                                                               --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                                                (0.09)          (0.09)              -
                                                                               --------------  --------------  --------------
    Total distributions                                                                (0.09)          (0.09)              -
                                                                               --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                                                $        7.42   $        7.43   $       10.01
                                                                               ==============  ==============  ==============
Total Return                                                                      (10.36%)(c)        (24.85%)       0.10% (c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                                           $         169   $       3,571   $       3,002
  Ratio of expenses to average net assets                                           1.20% (d)           1.10%       1.15% (d)
  Ratio of net investment income (loss) to average net assets                       1.83% (d)           1.79%      (0.12%)(d)
  Ratio of expenses (prior to reimbursements) to average net assets*                      (e)           1.11%       8.45% (d)
  Ratio of net investment income (loss) (prior to reimbursements) to average
    net assets*                                                                           (e)           1.78%      (7.42%)(d)
  Portfolio turnover (f)                                                              153.83%         153.83%           0.00%

-----------------------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a)  For the period from May 10, 2002 (commencement of operations) through December 31, 2002.
(b)  For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the effective date, the net asset value was $10.01 per share.
(c)  Not annualized.
(d)  Annualized.
(e)  There were no fee reductions during the period.
(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS

================================================================================


                                                                GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND
                                               ------------------------------------------------------------------------------
                                                               CLASS I SHARES                      CLASS III SHARES
                                               ----------------------------------------------  ------------------------------
                                                PERIOD ENDED    PERIOD ENDED    PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                DECEMBER 31,    DECEMBER 27,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                  2002 (A)      2001 (B)(C)       2000 (D)          2002          2001 (C)
                                               --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD          $        9.51   $        9.83   $       10.00   $       10.14   $       10.17
                                               --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                         (0.02)          (0.03)              -           (0.03)              -
  Redemption fees                                       0.01               -               -            0.01               -
  Net realized and unrealized gains (losses)
    on investments                                     (1.31)           0.39           (0.17)          (1.92)          (0.03)
                                               --------------  --------------  --------------  --------------  --------------
    Total investment activities                        (1.32)           0.36           (0.17)          (1.94)          (0.03)
                                               --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                    -           (0.02)              -               -               -
                                               --------------  --------------  --------------  --------------  --------------
    Total distributions                                    -           (0.02)              -               -               -
                                               --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                $        8.19   $       10.17   $        9.83   $        8.20   $       10.14
                                               ==============  ==============  ==============  ==============  ==============
Total Return                                      (13.88%)(e)       3.67% (e)      (1.70%)(e)        (19.13%)      (0.30%)(e)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)           $         370   $       2,549   $       2,458   $      11,652   $       2,540
  Ratio of expenses to average net assets           1.22% (f)       1.24% (f)       1.00% (f)           1.23%       1.35% (f)
  Ratio of net investment income (loss) to
    average net assets                             (0.25%)(f)      (0.32%)(f)      (1.00%)(f)         (0.37%)      (1.13%)(f)
  Ratio of expenses (prior to reimbursements)
    to average
    net assets*                                           (g)       5.51% (f)      28.69% (f)           1.24%       1.35% (f)
  Ratio of net investment income (loss)
    (prior to reimbursements) to average net
     assets*                                              (g)      (4.59%)(f)     (28.69%)(f)         (0.38%)      (1.13%)(f)
  Portfolio turnover (h)                              764.93%         892.96%           0.00%         764.93          892.96%

-----------------------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a)  For the period from May 6, 2002 (recommencement of sales to public) through December 31, 2002.
(b)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(c)  Class I shares were exchanged into Class III shares effective December 28, 2001.
(d)  For the period from December 29, 2000 (commencement of operations) through December 31, 2000.
(e)  Not annualized.
(f)  Annualized.
(g)  There were no fee reductions during the period.
(h)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                      [This Page Left Blank Intentionally]

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INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA  THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov



Gartmore
   Funds                  THE TRUST'S INVESTMENT COMPANY ACT  FILE NO.: 811-3213


Gartmore Funds
P.O. Box 182205 Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

www.gartmorefunds.com

CORE EQUITY Series

Gartmore GVIT Nationwide Fund (formerly Gartmore GVIT Total Return Fund) Gartmore GVIT Growth Fund
Gartmore GVIT Mid Cap Growth Fund (formerly Strong GVIT Mid Cap Growth Fund)


GARTMORE FUNDS                                             www.gartmorefunds.com


PROSPECTUS
April 28, 2003


                                [GRAPHIC OMITTED]



                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
                              disapproved these Funds' shares or determined
                              whether this prospectus is complete or accurate.
GARTMORE                      To state otherwise is a crime.

LOOK BEYOND(SM).

TABLE OF CONTENTS

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FUND SUMMARIES

GARTMORE GVIT NATIONWIDE FUND . . . . . . . . . . . . . . . . . . . . . . . . 3
(FORMERLY GARTMORE GVIT TOTAL RETURN FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT GROWTH FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . 6
Objective and Principal Strategies Principal Risks
Performance Fees and Expenses

GARTMORE MID CAP GROWTH FUND . . . . . . . . . . . . . . . . . . . . . . . . . 8
(FORMERLY STRONG GVIT MID CAP GROWTH FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
Temporary Investments
Principal Investments and Techniques
Principal Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
Management's Discussion of the Funds' Performance
Investment Adviser

BUYING AND SELLING FUND SHARES . . . . . . . . . . . . . . . . . . . . . . . .17
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fees
Distribution Plan

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .BACK COVER

FUND SUMMARIES

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This prospectus provides information about three funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 11. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

This prospectus provides information with respect to the following classes of the Funds, which constitute all available classes at this time:

Gartmore GVIT Nationwide Fund
-    Class I
-    Class II
-    Class III
-    Class IV

Gartmore GVIT Growth Fund
-    Class I
-    Class IV

Gartmore GVIT Mid Cap Growth Fund
-    Class I
-    Class II
-    Class III
-    Class IV

The share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares" on page 17.

FUND SUMMARIES - GARTMORE GVIT NATIONWIDE FUND
                 (FORMERLY GARTMORE GVIT TOTAL RETURN FUND)

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OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Nationwide Fund seeks total return through a flexible combination of capital appreciation and current income.

To achieve its objective, the Fund invests primarily in common stocks and convertible securities. The portfolio managers generally consider the following factors when choosing companies to purchase:

-    Above-average revenue growth,
-    Consistent earnings growth,
-    Above-average earnings growth, or
-    The price of the security is attractive.

It usually will sell securities if:

-    There is a significant increase in share price,
-    The outlook of a company's earnings become less attractive, or
-    More favorable opportunities are identified.

TOTAL RETURN

Generally, total return means a combination of capital appreciation and income. In other words, the Fund looks for stocks and other securities that may pay dividends and other income, instead of relying solely on the security's prospects for increasing in value. Because, in most cases, a stock is more certain to pay its scheduled dividends than increase in value, a total return approach can help a fund achieve more stable, dependable returns.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 11.

FUND SUMMARIES - GARTMORE GVIT NATIONWIDE FUND
                 (FORMERLY GARTMORE GVIT TOTAL RETURN FUND)

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PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPH OMITTED]

1993                10.9%
1994                 1.1%
1995                29.1%
1996                21.8%
1997                29.4%
1998                18.1%
1999                 6.9%
2000                -2.1%
2001               -11.8%
2002               -17.4%

Best Quarter:     17.0%      4th Qtr. of 1998
Worst Quarter:   -18.98%     3rd Qtr. of 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                          1 YEAR   5 YEARS   10 YEARS
                          -------  --------  ---------
Class I shares(1)         -17.35%    -2.07%      7.47%
Class II shares(2)        -17.46%    -2.30%      7.21%
Class III shares(2)       -17.18%    -2.03%      7.49%
Class IV shares(2)        -17.35%    -2.07%      7.47%
The S&P 500 Index(3)      -22.10%    -0.59%      9.33%

---------------
1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 These returns through July 11, 2002 for Class II shares, through May 6, 2002 for C lass III shares and through December 31, 2002 for Class IV shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II, Class III or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II, Class III or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II, Class III and Class IV shares invest in the same portfolio of securities as Class I shares, and Class III and Class IV shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares-Short Term Trading Fees" on page 18 for more information.

3 The Standard & Poor's 500 Index-an unmanaged index of 500 widely-held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                      CLASS I   CLASS II   CLASS III   CLASS IV
                                      --------  ---------  ----------  ---------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)                              N/A        N/A     1.00%(2)       N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                        0.59%      0.59%       0.59%      0.59%
  Distribution and/or
    Service (12b-1) Fees                  None      0.25%        None       None
  Other Expenses                         0.25%      0.25%       0.25%      0.25%
================================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES                     0.84%      1.09%       0.84%      0.84%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

FUND SUMMARIES - GARTMORE GVIT NATIONWIDE FUND
                 (FORMERLY GARTMORE GVIT TOTAL RETURN FUND)

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EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

           1 YEAR   3 YEARS   5 YEARS   10 YEARS
           -------  --------  --------  ---------
Class I    $    86  $    268  $    466  $   1,037
Class II   $   111  $    347  $    601  $   1,329
Class III  $    86  $    268  $    466  $   1,037
Class IV   $    86  $    268  $    466  $   1,037

FUND SUMMARIES - GARTMORE GVIT GROWTH FUND

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OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Growth Fund seeks long-term capital appreciation.

To achieve its objective, the Fund primarily invests in the common stock of large capitalization companies. Under normal conditions, the Fund primarily invests in common stock and convertible securities and generally intends to be fully invested in these securities.

The portfolio manager will consider, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows, and dividends when deciding whether to buy or sell securities. The Fund looks for companies whose earnings are expected to consistently grow faster than other companies in the market. It generally will sell securities if:

-    It is unlikely earnings expectations will be met.

-    The price of the security is or is becoming overvalued.

-    The outlook for a company's earnings becomes less attractive.

-    More favorable opportunities are identified.


The portfolio manager generally has a buy and hold strategy. However, it has engaged in more frequent portfolio securities trading in order to take advantage of recent volatile markets. Frequent portfolio transactions will lead to higher transaction costs for the Fund.

THE BENEFITS OF RESEARCH
Through research, the portfolio manager and analysts gather, check and analyze information about industries and companies to determine if they are well positioned for long-term growth. The Fund seeks companies that have favorable long-term growth potential and the financial resources to capitalize on growth opportunities.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

PORTFOLIO TURNOVER RISK. The portfolio managers engage in active and frequent portfolio trading of all or part of the securities of the Fund if they believe that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase the volatility of the Fund.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 11.

FUND SUMMARIES - GARTMORE GVIT GROWTH FUND

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS-CLASS I SHARES(1)

[GRAPHIC OMITTED]

1993                   9.6%
1994                  -0.9%
1995                  29.4%
1996                  26.1%
1997                  34.5%
1998                  30.0%
1999                   4.3%
2000                 -26.5%
2001                 -28.1%
2002                 -28.7%

Best Quarter:      20.5%     4th Qtr. of 1998
Worst Quarter:    -28.3%     1st Qtr. of 2001

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:


                           1 YEAR   5 YEARS   10 YEARS
                           -------  --------  ---------
Class I shares(1)          -28.72%   -12.60%      1.97%
Class IV shares(2)         -28.72%   -12.60%      1.97%
The Russell 1000(R)
  Growth Index(3)          -27.88%    -3.84%      6.70%

---------------
(1) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(2) These returns through December 31, 2002 are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been substantially similar as what Class I shares produced. This is because Class IV shares invest in the same portfolio of securities as Class I shares, and have similar expenses before any fee waivers or reimbursements.

(3) Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000(R) Index (the 1000 largest companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values (as of March 31, 2003, the market capitalization range of securities in the Russell 1000 Index was $234 billion to $259). Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.


                                       CLASS I   CLASS IV
                                       --------  ---------
Shareholder Fees(1)
  (paid directly from your investment)   N/A        N/A
----------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                       0.60%      0.60%
Distribution and/
  or Service (12b-1) Fees                N/A        N/A
----------------------------------------------------------
  Other Expenses                        0.25%      0.25%
==========================================================
TOTAL ANNUAL FUND OPERATING EXPENSES    0.85%      0.85%

---------------
(1) In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

          1 YEAR   3 YEARS   5 YEARS   10 YEARS
          -------  --------  --------  ---------
Class I   $    87  $    271  $    471  $   1,049
Class IV  $    87  $    271  $    471  $   1,049

FUND SUMMARIES - GARTMORE GVIT MID CAP GROWTH FUND
                 (FORMERLY STRONG GVIT MID CAP GROWTH FUND)

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OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Mid Cap Growth Fund seeks a high level of long- term capital appreciation.

To achieve its objective under normal conditions the Fund invests at least 80% of its net assets in equity securities of mid-capitalization companies (mid-cap companies). Mid cap companies are companies having a market capitalization within the range of the companies included in the Russell Midcap(R) Index1 at the time of investment. The Russell Midcap Index is composed of 800 stocks of mediumsize companies with market capitalizations as of March 31, 2003 ranging primarily between $10.8 million and $1.3 billion. Due to market fluctuations, the current market capitalization of the companies within the Russell Midcap Index may be higher or lower over time.

The Fund's investment style focuses on growth companies that are reasonably priced.

In analyzing specific companies for possible investment, the Fund's portfolio manager reviews the earnings growth of all publicly traded mid-cap companies over the past three years and makes investments based on several of the following characteristics:

- Above-average, consistent earnings growth and superior forecasted growth versus the market;
-    Financial strength and stability;
-    A healthy balance sheet;
-    Strong competitive advantage within its industry;
-    Positive investor sentiment;
-    Relative market value; and
-    Strong management team.

The Fund primarily invests in equity securities which may include common stock, convertible securities and warrants. The Fund typically invests in securities issued by approximately 60 to 80 companies with 1 - 3% of the Fund's net assets in securities of a particular issuer.

The Fund's portfolio manager considers whether to sell a particular security based on the following criteria:

---------------
(1) The Russell Midcap(R) Index is a registered service mark of the Frank Russell Company, which does not sponsor and is no way affiliated with the Fund.

-    Change in company fundamentals from the time of original investment;

- When valuation measures deteriorate to where other attractive stocks are available more cheaply;

-    Financial strength and stability of the issuer weakens;

- When market capitalization reaches the upper boundaries for mid cap companies; and

- The portfolio manager, however, is not required to sell a security if it is no longer considered a mid cap company.

MARKET CAPITALIZATION

is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID CAP RISK. The Fund focuses on a narrower portion of the overall stock market by investing primarily in mid-cap companies and therefore is subject to the risks associated with mid-sized companies. The Fund's investment in mid-sized companies are riskier than investments in larger, more established companies. The stocks of mid- sized companies may be less stable in price and less liquid than the stocks of larger companies.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 11.

FUND SUMMARIES - GARTMORE GVIT MID CAP GROWTH FUND
                 (FORMERLY STRONG GVIT MID CAP GROWTH FUND)

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS IV SHARES(1):

[GRAPH OMITTED]

1993                     5.2%
1994                     0.0%
1995                    13.5%
1996                    21.0%
1997                    21.2%
1998                     8.0%
1999                    16.0%
2000                    38.2%
2001                    -3.4%
2002                   -22.4%

Best Quarter:       21.2%      4th Qtr. of 2001
Worst Quarter:     -19.2%      3rd Qtr. of 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                               ONE     FIVE    TEN
                              YEAR    YEARS   YEARS
                             -------  ------  ------
Class I shares(2)            -22.38%   5.36%   8.56%
Class II shares(2)           -22.57%   5.10%   8.29%
Class III shares(2)          -22.38%   5.36%   8.56%
Class IV shares              -22.38%   5.36%   8.56%
The Russell Midcap Index(3)  -27.41%  -1.82%   6.71%

---------------
(1) The Fund's predecessor, Market Street Mid Cap Growth Portfolio (the "Portfolio"), commenced operations on May 1, 1989. As of April 28, 2003, the Strong GVIT Mid Cap Growth Fund (renamed Gartmore GVIT Mid Cap Growth
     Fund) acquired all the assets, subject to stated liabilities, of the Market Street Mid Cap Growth Portfolio. As result, the performance of the Gartmore GVIT Mid Cap Growth Fund has been restated to reflect the performance of the Market Street Mid Cap Growth Portfolio because the Market Street Mid Cap Growth Portfolio is the survivor for performance purposes and the prior performance of the Strong GVIT Mid Cap Growth Fund prior to April 28, 2003 will no longer be reflected when performance is presented for the Fund.

(2) These returns through December 31, 2002 are based on the performance of the Market Street Mid Cap Growth Portfolio which is the same as performance for the Class IV shares and which was achieved prior to the acquisition of the Portfolio's assets and restatement of the performance of Class I, Class II, Class III shares. Class IV shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I, Class II or Class III shares had the same fee waivers or reimbursements and operated as part of the Portfolio during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class IV shares produced. This is because Class I, Class II and Class III shares invest in the same portfolio of securities as Class IV shares and Class I and Class III shares have similar expenses before any fee waivers or reimbursements. Class II share's annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class IV. For Class III shares, these returns do not reflect the short-term trading fees applica ble to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 18 for more information.

(3) The Russell Midcap Index(R) is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, and represents approximately 25% of the total market capitalization of the Russell 1000 Index. Unlike mutual fund returns, the Russell Midcap Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

FUND SUMMARIES - GARTMORE GVIT MID CAP GROWTH FUND
                 (FORMERLY STRONG GVIT MID CAP GROWTH FUND)

================================================================================


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                               CLASS I   CLASS   Class III   CLASS IV
                               --------  ------  ----------  ---------
Shareholder Fees(1)
  (paid directly from
  your investment)
  Short -Term Trading Fee
    (as a percentage
    of amount redeemed
    or exchanged)                   N/A     N/A    1.00%(2)       N/A
----------------------------------------------------------------------
Annual Fund
  Operating Expenses
  (deducted from Fund assets)
  Management Fees                 0.75%   0.75%       0.75%      0.75%
Distribution and/or
  Service 12b-1 Fees               None   0.25%        None       None
  Other Expenses(3)               0.26%   0.26%       0.26%      0.26%
======================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                1.01%   1.26%       1.01%      1.01%
Amount of Fee Waiver/Expense
  Reimbursement                     N/A     N/A         N/A      0.06%
======================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES
(AFTER WAIVERS/
 REIMBURSEMENTS)                    N/A     N/A         N/A   0.95%(3)

---------------
(1) In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

(2) A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

(3) Gartmore Mutual Fund Capital Trust, the Fund's investment adviser ("GMF") and the Trust have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.95% for the Fund's Class IV shares through at least October 1, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the expenses of the Class IV shares of the Fund to exceed the expense limitation noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change and the expense limitations for Class IV shares through October 1, 2004. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                   1 Year   3 Years   5 Years   10 Years
                   -------  --------  --------  ---------
Class I            $   103  $    322  $    558  $   1,236
Class II           $   128  $    400  $    692  $   1,523
Class III          $   103  $    322  $    558  $   1,236
Class IV           $    97  $    316  $    552  $   1,231

MORE ABOUT THE FUNDS

================================================================================


TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments. The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES (NATIONWIDE, GROWTH). In addition to investing in common stocks, each of the Funds may invest in convertible securities-also known as convertibles-including bonds, debentures, notes, preferred stocks and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertibles' market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," higher-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non- convertible securities such as bonds (bondholders must be generally paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS (MID CAP GROWTH). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

MANAGEMENT

================================================================================


MANAGEMENT'S DISCUSSION OF THE FUNDS' PERFORMANCE

The following is management's discussion of the performance of the Funds for the year ended December 31, 2002. This discussion provides an overview of the economy and how it affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio managers (in early 2003). The outlook foreseen by the portfolio managers may or may not be realized.

GARTMORE GVIT NATIONWIDE FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund outperformed on a relative basis, returning -17.35% versus -22.10% for its benchmark, the S&P 500 Index.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED PERFORMANCE?

The market declined for the third consecutive year during 2002. Several factors hurt equity market performance. Among them were investors' loss of confidence and trust in corporate America in the wake of accounting fraud disclosure by WorldCom and Enron. Other negative factors included sluggish U.S. economic growth, which led to lackluster profits, and the uncertainty created by the threat of conflict with Iraq.

The Fund's significant relative outperformance came primarily from good stock selection within the industrials, consumer discretionary and health-care sectors. Best-performing stocks within these sectors included Avery Dennison Corp., a firm that develops and manufactures self- adhesive solutions for consumer products and label systems; The Black & Decker Corp., which capitalized on the strong housing market; and Boston Scientific Corp., a manufacturer of medical devices that can be used to perform less-invasive surgery.

DESCRIBE THE FUND'S TOP HOLDINGS AND/OR MAJOR TRANSACTIONS DURING THE PERIOD.

The Fund's top holdings include Pfizer Inc., the world's largest pharmaceutical maker; Microsoft Corp., the dominant U.S. software manufacturer; and Johnson & Johnson, the diversified pharmaceutical firm whose stock has been driven by its new ground-breaking drug-coated stent products.

Major purchases during the quarter included industrial conglomerate General Electric Co., whose stock was undervalued for the first time in more than five years; HCA Inc., the premier U.S. hospital chain, whose purchase was driven by strong patient and pricing growth; and Clear
Channel Communications, Inc., the advertising company, based on our improved forecast for advertising.

Sale candidates included 3M Co., an industrial conglomerate, which was sold due to a run-up in its valuation. International Business Machines Corp. (IBM), the information technology services company, also was sold because we were concerned about the company's increased focus on services and its potential negative impact on earnings, while Nextel Communications Inc., the telecommunications stock, was sold to capture its gains.

HOW IS THE FUND POSITIONED?

We expect U.S. economic growth in 2003 to be similar to that in 2002. However, the determinants of that growth will shift slightly, with more impetus coming from capital spending and a bit less from consumer spending. Given this shift in growth drivers, we have increased the Fund's weighting in the information technology sector, and decreased its holdings in the consumer discretionary and consumer staples sectors. We remain overweighted in the industrial sector, given our outlook for the economy's continued recovery.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
           GARTMORE GVIT NATIONWIDE FUND (CLASS I SHARES) AND THE S&P
            500 OVER A TEN YEAR PERIOD ENDED DECEMBER 31, 2002(1),(2)


Fund Inception/    GVIT Fund Growth of $10,000   Benchmark Growth of $10,000
Previous 10 Yrs.  GARTMORE GVIT NATIONWIDE FUND         S&P 500 INDEX
----------------  -----------------------------  ---------------------------
12/31/1992                               10,000                       10,000
12/31/1993                               11,092                       10,999
12/31/1994                               11,211                       11,143
12/31/1995                               14,472                       15,313
12/31/1996                               17,633                       18,847
12/31/1997                               22,823                       25,135
12/31/1998                               26,948                       32,319
12/31/1999                               28,819                       39,120
12/31/2000                               28,208                       35,558
12/31/2001                               24,874                       31,332
12/31/2002                               20,557                       24,406

                        GARTMORE GVIT NATIONWIDE FUND(1)
          Average Annual Total Returns Periods ended December 31, 2002
                  Gartmore GVIT Nationwide Fund S&P 500 Index


                                    1 Year   5 Years   10 Years
                                    -------  --------  ---------
Class I shares                      -17.35%    -2.07%      7.47%
Class II shares(3)                  -17.46%    -2.30%      7.21%
Class III shares(3)                 -17.18%    -2.03%      7.49%
Class IV shares(3)                  -17.35%    -2.07%      7.47%

---------------
(1) The calculations in the graph assume reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.


                                                                              12

MANAGEMENT

================================================================================


(2) The Standard & Poor's 500 Index-an unmanaged index of 500 widely held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the Index does not include expenses. If expenses were included, the actual returns of the Index would be lower.

(3) These returns through July 11, 2002 for Class II shares, through May 6, 2002 for Class III shares and through December 31, 2002 for Class III shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II, Class III or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II, Class III or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II, Class III and Class IV shares invest in the same portfolio of securities as Class I shares, and Class III and Class IV shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares- Short Term Trading Fees" on page 18 for more information.

Past performance is not predictive of future performance.

GARTMORE GVIT GROWTH FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -28.72% versus -27.89% for the Russell 1000 Growth Index, its benchmark.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED THE FUND'S PERFORMANCE?

A number of geopolitical and economic factors hurt stock performance with 2002 entering the records as the third straight year of declines in the equity markets. Investor confidence was damaged in the wake of several major accounting scandals and the looming threat of war with Iraq. Poor corporate earnings also took a heavy toll on the markets.

Large-cap growth stocks finished the year deep into negative territory. Although the Fund beat the benchmark in the information technology and health-care sectors (which represent 25% and 24% of the Fund, respectively), both experienced major declines.

Information technology holdings fell more than 38% as weak capital spending and a glut of competition (particularly in the network storage industry) hurt overall technology profits. Health-care stocks were dragged down by poor returns in the pharmaceuticals industry. Pharmaceutical companies have faced severe challenges to their market shares from generic drugmakers because patents for several block- buster drugs have expired.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS DURING THE PERIOD.

The Fund's top holdings include high-quality companies such as Microsoft Corp. and Johnson and Johnson (J&J). Microsoft managed strong sales gains during the year; we believe it is positioned to outperform when technology spending eventually resumes. J&J has fared well, experiencing stronger growth than that of its peers, partly out of an anticipation of its place as a leader within the lucrative drug-coated stent market.

The Fund purchased shares of Anheuser-Busch Co. Inc. The company has experienced solid earnings growth for the past several years, and 2002 was the brewery's best sales year ever. Conversely, the Fund sold videogame maker Electronic Arts Inc. due to concerns about consumer spending toward the end of the year.

HOW IS THE FUND POSITIONED?

The Fund is positioned slightly less defensively to capture the start of an eventual market recovery. We increased the Fund's holdings in the information technology sector because we expect capital spending to improve based on stronger corporate profits. We also have marginally increased the Fund's pharmaceuticals holdings despite our decision to pare back on overall health-care holdings.

In addition, we trimmed the Fund's more defensive stocks, such as those in the consumer discretionary and consumer staples areas. Consumer stocks have performed well during the bear market of the past three years. However, we believe that other areas will experience stronger growth in 2003. We also believe that the Fund's less-defensive position gives us the best opportunity to outperform the Index.

                COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT
                IN THE GARTMORE GVIT GROWTH FUND (CLASS I SHARES)
                  AND THE RUSSELL 1000(R) GROWTH INDEX(1),(2)

[GRAPH OMITTED]

Fund Inception/   GVIT Fund Growth of $10,000  Benchmark Growth of $10,000
Previous 10 Yrs.   GARTMORE GVIT GROWTH FUND    RUSSELL 1000 GROWTH INDEX
----------------  ---------------------------  ---------------------------
12/31/1992                             10,000                       10,000
12/31/1993                             10,961                       10,290
12/31/1994                             10,862                       10,564
12/31/1995                             14,051                       14,492
12/31/1996                             17,724                       17,843
12/31/1997                             23,837                       23,283
12/31/1998                             30,979                       32,294
12/31/1999                             32,305                       43,003
12/31/2000                             23,733                       33,360
12/31/2001                             17,056                       26,547
12/31/2002                             12,158                       19,144

MANAGEMENT

================================================================================


                            Gartmore GVIT Growth Fund
                          Average Annual Total Returns
                         Periods ended December 31, 2002


                              1 Year   5 Years   10 Years
                              -------  --------  ---------
Class I shares                -28.72%   -12.60%      1.97%
Class IV shares(3)            -28.72%   -12.60%      1.97%

---------------
1 The calculation in the graph assumes reinvestments of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 Russell 1000(R) Growth Index measures the performance of companies in the Russell 1000(R) Index (the 1000 largest companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values. Unlike mutual fund returns, the Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3 These returns through December 31, 2002 are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been substantially similar as what Class I shares produced. This is because Class IV shares invest in the same portfolio of securities as Class I shares, and have similar expenses before any fee waivers or reimbursements. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 18 for more information.

Past performance is not predictive of future performance.

GARTMORE GVIT MID CAP GROWTH FUND*

HOW DID THE FUND PERFORM?

The total return for the Gartmore GVIT Mid Cap Growth Fund during the 12 months ended December 31, 2002 was -22.38%. That compared to a -27.41% return for the Russell Midcap Index.

The Fund's sub-adviser through September 30, 2002 was T. Rowe Price. The Fund's new investment adviser, Gartmore Mutual Fund Capital Trust, managed the Fund during the fourth quarter.

Stocks performed poorly during most of the period. Corporate accounting scandals in the U.S. severely damaged investor confidence, while the threat of war in Iraq as well as the possibility of terrorism put a damper on the financial markets. The market became significantly oversold in early October. The market rallied during the following two months, driven by technology and telecommunications stocks. Mid-cap value stocks outpaced large-cap stocks during the 12-month period.

The Fund employs a growth-at-a-reasonable-price strategy that seeks to invest in companies with strong earnings growth when their shares trade at attractive valuations. The Fund benefited during the first half of the period from its exposure to nontraditional growth sectors, such as industrials, business services (including defense), health-care services, and energy. Strong-performing stocks included ITT Industries (industrial), Rockwell Collins (aerospace and defense), Anthem and WellPoint Health (health care) and Devon Energy (energy). The Fund's performance was hurt by investments in telecommunications services providers such as Western Wireless and Triton PCS Holdings. Security software firm VeriSign and biotechnology company Sepracor also dampened performance. The Fund's exposure to growth stocks caused it to underperform relative to the S&P MidCap 400 Index during the third quarter of the period.

The Fund's increased weighting in telecommunications stocks helped performance during the fourth quarter. ADC Telecom, a supplier of equipment and software to communication services providers, rebounded nicely from extreme lows to finish 82% during the quarter. Converse Technology, a designer and maker of computer and telecommunications systems and software, also contributed to the Fund's returns, with a 43% return during the quarter. The Fund was hurt by its position in health- care stocks such as Express Scrips; a pharmacy benefits manager, which declined 12% during the quarter, and AmerisourceBergen, a wholesale pharmaceutical distributor, which declined 3%.

The largest sector holdings (as a percentage of net assets) of the Funds include:


Sector                             Approximate Fund %
-----------------------------------------------------
Services: Commercial                          8%
Retail                                        7%
Drugs and Pharmaceuticals                     7%
Health Care Services                          5%
Communications Technology                     5%

The earnings decline has been worse than many investors expected, but the recent rally suggests that the earnings recovery may also outstrip investors' hopes. In this uncertain environment, we will continue to focus on individual stocks, remaining closely aligned with our benchmark's sector weightings.

---------------

* Because the Market Street Mid Cap Growth Portfolio was reorganized into the Gartmore GVIT Mid Cap Growth Fund (formerly Strong GVIT Mid Cap Growth Fund) as of April 28, 2003, the management's discussion of the performance of the Gartmore GVIT Mid Cap Growth Fund is in regard to the predecessor portfolio for the fiscal year ended December 31, 2002.

---------------

MANAGEMENT

================================================================================


        COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE GARTMORE
                   GVIT MID CAP GROWTH FUND (CLASS IV SHARES)
                    AND THE RUSSELL MIDCAP INDEX(1),(2),(3)


Fund Inception/      GVIT Fund Growth of $10,000     Benchmark Growth of $10,000
Previous 10 Yrs.  GARTMORE GVIT MID CAP GROWTH FUND     RUSSELL MIDCAP INDEX
----------------  ---------------------------------  ---------------------------
12/31/1992                                   10,000                       10,000
12/31/1993                                   10,520                       11,430
12/31/1994                                   10,520                       11,191
12/31/1995                                   11,939                       15,047
12/31/1996                                   14,446                       17,905
12/31/1997                                   17,509                       23,099
12/31/1998                                   18,907                       25,431
12/31/1999                                   21,925                       30,068
12/31/2000                                   30,309                       32,548
12/31/2001                                   29,290                       30,718
12/31/2002                                   22,736                       25,746

                        GARTMORE GVIT MID CAP GROWTH FUND
                          Average Annual Total Returns
                        Periods ended December 31, 2002


                                   1 Year   5 Years   10 Years
                                   -------  --------  ---------
Class I shares                     -22.38%     5.36%      8.56%
Class II shares(3)                 -22.57%     5.10%      8.29%
Class III shares(3)                -22.38%     5.36%      8.56%
Class IV shares(3)                 -22.38%     5.36%      8.56%

---------------
1 The calculations in the graph assume reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Russell Midcap Index is an index which measures the performance of the 800 smallest companies in the Russell 1000 Index, and represents approximately 25% of the total market capitalization of the Russell 1000 Index. Unlike mutual fund returns, the Russell Midcap Index does not include expenses. If expenses were included, the actual returns of this index would be lower.

3 These returns through December 31, 2002 are based on the performance of the Market Street Mid Cap Growth Portfolio which is the same as performance for the Class IV shares and which was achieved prior to the acquisition of the Portfolio's assets and restatement of the performance of Class I, Class II, Class III shares. Class IV shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I, Class II or Class III shares had the same fee waivers or reimbursements and operated as part of the Portfolio during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class IV shares produced. This is because Class I, Class II and Class III shares invest in the same portfolio of securities as Class IV shares and Class I and Class III shares have similar expenses before any fee waivers or reimbursements. Class II share's annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class IV. For Class III shares, these returns do not reflect the short- term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares-Short-Term Trading Fees" on page 18 for more information.

Past performance is not predictive of future performance.

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Funds. GMF was organized in 1999 and manages mutual funds. As of March 31, 2003, GMF and its U.S. affiliates had approximately $31.2 billion in assets under management, of which $16.6 billion is managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds' average daily net assets. The total management fees paid by each of the Funds for the fiscal year ended December 31, 2002, expressed as a percentage of the Fund's average daily net assets, was as follows:

FUND                                              FEE
----                                             -----

Gartmore GVIT Nationwide Fund                    0.59%

Gartmore GVIT Growth Fund                        0.60%

Gartmore GVIT Mid Cap Growth Fund                0.75%*

---------------
* Because the Market Street Mid Cap Growth Portfolio was reorganized into the Gartmore Mid Cap Growth Fund (formerly Strong GVIT Mid Cap Growth Fund) as of April 28, 2003, the management fees shown here are those paid to the predecessor portfolio for the fiscal year ended December 31, 2002.

GARTMORE GVIT NATIONWIDE FUND

Portfolio Managers: Simon Melluish and William H. Miller are portfolio co-managers of the Gartmore GVIT Nationwide Fund, as well as the Gartmore Nationwide Fund.

Mr. Melluish joined Gartmore Investment Management plc ("GIM"), an affiliate of GMF, in 1995 as an Investment Manager for the Global Portfolio Team. In July 2000, he was appointed head of U.S. equities for GIM. Mr. Melluish is a senior portfolio manager for GMF and also currently manages the Gartmore Nationwide Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund.

Mr. Miller began co-managing the Gartmore GVIT Nationwide Fund on September 1, 2000. Prior to joining GMF in July 1999, Mr. Miller held the following positions: Senior Portfolio Manager, Putnam Investments (1997-1999); Vice President and Assistant Portfolio Manager, Delaware Management Company (1995-1997).

MANAGEMENT

================================================================================


Gartmore GVIT Growth Fund

Portfolio Manager: Christopher Baggini is the portfolio manager of the Gartmore GVIT Growth Fund, as well as the Gartmore Growth Fund. Mr. Baggini joined GMF in March 2000. Prior to joining GMF, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors from November 1986 to March 2000.

GARTMORE GVIT MID CAP GROWTH FUND

Portfolio Manager: Robert D. Glise, CFA, is the Gartmore GVIT Mid Cap Growth Fund's portfolio manager. As the portfolio manager, Mr. Glise is be responsible for the day-to-day management of the Fund and the selection of the the Fund's investments. Mr. Glise joined Gartmore-U.S. in April 2002. Prior to April 2002, Mr. Glise was Senior Portfolio Manager and Partner of Munder Capital Management and portfolio manager of the Munder MidCap Select Fund as well as co-manager of the Munder Small Company Growth Fund. Prior to that, Mr. Glise was a portfolio manager for the Eaton Corporation from April 1993 to January 1998.

BUYING AND SELLING FUND SHARES

================================================================================


Who Can Buy Shares of the Funds

Class I shares and Class III of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its affiliate life insurance companies, (collectively, "Nationwide") to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide who provide additional services necessary for them to receive 12b-1 fees may sell Class II shares.

Class IV shares of the Funds will be sold to certain separate accounts of

- Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (NLICA); and

- Nationwide Life and Annuity Company of America (formerly Provident- mutual Life and Annuity Company of America) (NLACA)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will be offered through separate accounts previously offering shares of the Market Street Fund portfolios.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

Each Fund sells Class I and Class III shares to separate accounts of Nationwide and may also sell Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances. In addition, Class IV shares of the Funds will be sold to separate accounts of NLICA and NLACA. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the assets of a Fund allocable to such class, less its liabilities allocable to that class, divided by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

-    New Year's Day
-    Martin Luther King Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell, or exchange shares
-    Changes in the value of the Funds' portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Funds' administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

BUYING AND SELLING FUND SHARES

================================================================================


SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay any exchange, transfer or redemption request. Such requests may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM TRADING FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, the Gartmore GVIT Nationwide Fund and the Gartmore GVIT Mid Cap Growth Fund reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a short-term trading fee equal to the amount of the Fund redeemed if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of a Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging
2. Variable insurance contract withdrawals or loans, including required minimum distributions
3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, the Funds that have Class II shares pay its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II shares' average daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES

================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE INSURANCE CONTRACT. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                                                                  GARTMORE GVIT NATIONWIDE FUND
                                             ------------------------------------------------------------------------------
                                                                         Class I Shares
                                             ------------------------------------------------------------------------------
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                  2002          2001 (a)          2000            1999            1998
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD        $        9.89   $       11.64   $       18.81   $       18.40   $       16.38
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income                               0.08            0.08            0.12            0.12            0.19
  Net realized and unrealized gains (losses)
   on investments                                    (1.79)          (1.46)          (0.47)           1.13            2.77
                                             --------------  --------------  --------------  --------------  --------------
     Total investment activities                     (1.71)          (1.38)          (0.35)           1.25            2.96
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.08)          (0.08)          (0.12)          (0.12)          (0.19)
  Net realized gains                                     -           (0.29)          (6.70)          (0.72)          (0.75)
                                             --------------  --------------  --------------  --------------  --------------
     Total distributions                             (0.08)          (0.37)          (6.82)          (0.84)          (0.94)
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD              $        8.10   $        9.89   $       11.64   $       18.81   $       18.40
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                       (17.35%)        (11.82%)         (2.12%)           6.94%          18.07%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)         $   1,252,686   $   1,677,316   $   2,014,759   $   2,419,737   $   2,343,437
  Ratio of expenses to average net assets             0.83%           0.78%           0.78%           0.72%           0.65%
  Ratio of net investment income to average
   net assets                                         0.84%           0.77%           0.63%           0.64%           1.05%
  Ratio of expenses (prior to reimbursements)
   to average net assets*                             0.84%           0.82%           0.81%             (f)             (f)
  Ratio of net investment income
   (prior to reimbursements) to
   average net assets*                                0.83%           0.73%           0.60%             (f)             (f)
  Portfolio turnover (g)                             33.25%          58.36%         148.28%          29.95%          17.13%


                                                CLASS II                       CLASS III
                                             --------------                  --------------
                                                 SHARES                          SHARES
                                              PERIOD ENDED                    PERIOD ENDED
                                              DECEMBER 31,                    DECEMBER 31,
                                                2002 (b)                         2002 (c)
NET ASSET VALUE - BEGINNING OF PERIOD        $        8.68                   $        9.78
                                             --------------                  --------------
INVESTMENT ACTIVITIES:
  Net investment income                               0.04                            0.05
  Net realized and unrealized gains (losses)
   on investments                                    (0.57)                          (1.65)
                                             --------------                  --------------
    Total investment activities                      (0.53)                          (1.60)
                                             --------------                  --------------
DISTRIBUTIONS:
  Net investment income                              (0.05)                          (0.07)
                                             --------------                  --------------
    Total distributions                              (0.05)                          (0.07)
                                             --------------                  --------------
NET ASSET VALUE - END OF PERIOD              $        8.10                   $        8.11
                                             ==============                  ==============
Total Return                                     (6.14%)(d)                     (16.38%)(d)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)         $         765                   $         399
  Ratio of expenses to average net assets         1.07% (e)                       0.72% (e)
  Ratio of net investment income to
   average net assets                             1.03% (e)                       1.07% (e)
  Ratio of expenses (prior to reimbursements)
   to average net assets*                               (f)                             (f)
  Ratio of net investment income (prior to
  reimbursements) to average net assets*                (f)                             (f)
  Portfolio turnover (g)                             33.25%                          33.25%

-------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from July 11, 2002 (commencement of operations) through December 31, 2002.
(c)  For the period from May 6, 2002 (commencement of operations) through December 31, 2002.
(d)  Not annualized.
(e)  Annualized.
(f)  There were no fee reductions during the period.
(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS

================================================================================


                                                                     GARTMORE GVIT GROWTH FUND
                                              ------------------------------------------------------------------------------
                                                                            CLASS I SHARES
                                              ------------------------------------------------------------------------------
                                                YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                   2002          2001 (a)          2000            1999            1998
                                              --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
BEGINNING OF PERIOD                           $       10.55   $       14.68   $       25.71   $       26.59   $       21.21
                                              --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                            -           (0.01)          (0.01)           0.17            0.19
  Net realized and unrealized gains (losses)
   On investments                                     (3.03)          (4.12)          (6.76)           0.92            6.14
                                              --------------  --------------  --------------  --------------  --------------
    Total investment activities                       (3.03)          (4.13)          (6.77)           1.09            6.33
                                              --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                   -               -           (0.04)          (0.17)          (0.19)
  Net realized gains                                      -               -           (4.22)          (1.60)          (0.76)
  Tax return of capital                                   -               -               -           (0.20)              -
                                              --------------  --------------  --------------  --------------  --------------
    Total distributions                                   -               -           (4.26)          (1.97)          (0.95)
                                              --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
END OF PERIOD                                 $        7.52   $       10.55   $       14.68   $       25.71   $       26.59
                                              ==============  ==============  ==============  ==============  ==============
Total Return                                        (28.72%)        (28.13%)        (26.53%)           4.28%          29.96%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)          $     201,689   $     352,147   $     606,599   $   1,067,839   $   1,064,498
  Ratio of expenses to average net assets              0.85%           0.80%           0.80%           0.74%           0.67%
  Ratio of net investment income (loss)
   to average net assets                             (0.03%)         (0.10%)         (0.07%)           0.62%           0.83%
  Ratio of expenses (prior to
   reimbursements)
   to average net assets*                              0.85%           0.85%           0.83%             (b)             (b)
  Ratio of net investment income (loss)
   (prior to reimbursements) to average
   net assets*                                       (0.03%)         (0.15%)         (0.10%)             (b)             (b)
  Portfolio turnover                                 231.69%         227.28%         205.34%          24.70%          10.67%

----------------------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  There were no fee reductions during the period.

FINANCIAL HIGHLIGHTS

================================================================================


                                                                    GARTMORE GVIT MID CAP GROWTH FUND
                                                  ------------------------------------------------------------------------------
                                                                             CLASS IV SHARES
                                                  ------------------------------------------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                       2002          2001 (a)          2000            1999            1998
                                                  --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
BEGINNING OF PERIOD                               $       20.01   $       27.71   $      21.974   $       21.91   $       22.19
                                                  --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                            (0.11)          (0.07)           0.18            0.11            0.11
  Net realized and unrealized gains (losses)
   on investments                                         (4.35)          (1.00)           7.48            2.89            1.50
                                                  --------------  --------------  --------------  --------------  --------------
    Total investment activities                           (4.46)          (1.07)           7.66            3.00            1.61
                                                  --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                       -           (0.18)          (0.11)          (0.11)          (0.18)
  Net realized gains                                      (0.09)          (6.45)          (1.81)          (2.83)          (1.71)
                                                  --------------  --------------  --------------  --------------  --------------
    Total distributions                                   (0.09)          (6.63)          (1.92)          (2.94)          (1.89)
                                                  --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
END OF PERIOD                                     $      15.46    $      20.01    $       27.71   $       21.97   $       21.91
                                                  ==============  ==============  ==============  ==============  ==============
Total Return                                            (22.38%)         (3.36%)          38.24%          15.96%           7.99%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)              $      70,669   $      98,214   $      98,969   $      52,513   $      56,495
  Ratio of expenses to average net assets                  0.95%           0.92%           0.53%           0.57%           0.61%
  Ratio of net investment income (loss) to
   average net assets                                    (0.61%)         (0.37%)           0.81%           0.59%           0.56%
  Ratio of expenses (prior to reimbursements)
   to average net assets*                                  1.00%           1.01%           0.53%           0.57%           0.62%
  Ratio of net investment income (loss) (prior to
   reimbursements) to average net assets*                (0.66%)         (0.46%)           0.81%           0.59%           0.55%
  Portfolio turnover                                      64.00%         135.00%          68.00%          46.00%          41.00%

---------------------------------------------------------------------------------------------------------------------------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

                      [This Page Left Blank Intentionally]

                      [This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual  Report

-    Semi-Annual  Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of fund documents from the SEC as follows:

IN PERSON:

Public reference room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C.
20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov



GARTMORE FUNDS             THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213


Gartmore Funds
P.O. Box 182205 Columbus, Ohio 43218-2205
www.gartmorefunds.com

CORE FIXED INCOME Series


Gartmore GVIT Government Bond Fund

Gartmore GVIT Money Market Fund



GARTMORE
FUNDS                                                      www.gartmorefunds.com
================================================================================


PROSPECTUS
April 28, 2003



                                [GRAPHIC OMITTED]



                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
                              disapproved these Funds' shares or determined
                              whether this prospectus is complete or accurate.
Gartmore                      To state otherwise is a crime.


--------------------------------------------------------------------------------
Look BEYOND(SM).

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES
GARTMORE GVIT GOVERNMENT BOND FUND. . . . . . . . . . . . . .         3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT MONEY MARKET FUND . . . . . . . . . . . . . . .         6
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS. . . . . . . . . . . . . . . . . . . . .         9
More About the Gartmore GVIT Government Bond Fund
  Temporary Investments
  Principal Investments and Techniques
More About the Gartmore GVIT Money Market Fund
  Principal Investments and Techniques
  Principal Risks
  Non-Principal Risks

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . .        12
Management's Discussion of the Funds' Performance
Investment Adviser

BUYING AND SELLING FUND SHARES. . . . . . . . . . . . . . . .        14
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fee
Distribution Plan

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . .        16
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . .        17
ADDITIONAL INFORMATION                                       BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about two funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 9. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.



A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

This prospectus provides information with respect to the following classes of shares of the Funds,:

Gartmore GVIT Government Bond Fund
  - Class I
  - Class II
  - Class III
  - Class IV

Gartmore GVIT Money Market Fund
  - Class I
  - Class IV
  - Class V

These share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares" on page 14.

FUND SUMMARIES - GARTMORE GVIT GOVERNMENT BOND FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The investment objective of the Gartmore GVIT Government Bond Fund is to provide as high a level of income as is consistent with the preservation of capital.

To achieve its objective, the Fund focuses on buying those securities with the highest level of expected income while also minimizing fluctuations in the price of the Fund's shares. Under normal conditions, the Fund invests at least 80% of its net assets in U.S. government and agency bonds, bills, and notes. The Fund may also invest in mortgage- backed securities issued by U.S. government agencies. The Fund's dollar- weighted average portfolio maturity generally will be five to nine years.

To select investments that fit the Fund's objectives, the portfolio manager uses interest rate expectations, yield-curve analysis (determining whether a short, intermediate, or long-term duration is appropriate based on interest rates), economic forecasting, market sector analysis, and other techniques. The Fund may also look for U.S. government and agency securities that it believes are undervalued, with the goal of buying them at attractive prices and watching them increase in value. A security may be sold to take advantage of more favorable opportunities.

The Fund's portfolio manager will consider the duration of particular debt securities and the Fund's overall portfolio when managing the Fund. The Fund will generally have a duration of four to six years.

BOND MATURITY
Bond maturity simply means the life of a bond before it comes due and must be repaid. Generally, the longer the bond's maturity, the higher the interest rate. The higher interest rate compensates investors for tying up their investments for longer periods. However, as described below, bonds with longer maturities are also more sensitive to price shifts caused by interest rate changes.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

PRINCIPAL RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. With respect to credit risk, securities issued by some government agencies are only backed by the issuing agency, and are subject to some credit risk. Securities issued and backed by the U.S. government are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage- backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile. When mortgage-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

FUND SUMMARIES - GARTMORE GVIT GOVERNMENT BOND FUND

================================================================================


In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that payments of principal may occur later than expected, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 9.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1)

[GRAPHIC OMITTED]

1993      .5%
1994     3.2%
1995     8.7%
1996      .5%
1997      .7%
1998     .9%
1999     2.4%
2000     2.5%
2001      .3%
2002     1.0%

Best Quarter:       6.7%     2nd Qtr. of 1995
Worst Quarter:     -2.8%     1st Qtr. of 1994

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                                 1 YEAR  5 YEARS  10 YEARS
                                 ------  -------  --------
 Class I shares(1)               10.98%    7.34%     7.36%
 Class II shares(2)              10.63%    7.05%     7.09%
 Class III shares(2)             10.98%    7.33%     7.36%
 Class IV shares(2)              10.98%    7.34%     7.36%
 The Merrill Lynch
   Government Master Index(3)    11.30%    7.73%     7.54%

-----------------
1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 These returns through July 8, 2002 for Class II shares, May 20, 2002 for Class III shares and December 31, 2002 for Class IV shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II, Class III or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II, Class III or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II, Class III and Class IV shares invest in the same portfolio of securities as Class I shares, and Class III and Class IV shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 15 for more information.

3 The Merrill Lynch Government Master Index gives a broad look at how the prices of U.S. government bonds have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

FUND SUMMARIES - GARTMORE GVIT GOVERNMENT BOND FUND

================================================================================


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                             CLASS I   CLASS II   CLASS III   CLASS IV
                             --------  ---------  ----------  ---------
Shareholder Fees(1)
  (paid directly from your
  investment)
Short-Term Trading Fee
  (as a percentage of
  amount redeemed)(2)             N/A        N/A       1.00%       N/A
-----------------------------------------------------------------------
Annual Fund Operating
  Expenses (deducted
  from Fund assets)
Management Fees                 0.49%      0.49%       0.49%      0.49%
Distribution and/or
  Service (12b-1) Fees           None      0.25%        None       None
  Other Expenses                0.24%      0.24%       0.24%      0.24%
=======================================================================
  TOTAL ANNUAL FUND
  OPERATING EXPENSES            0.73%      0.98%       0.73%      0.73%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 YEAR   3 YEARS   5 YEARS   10 YEARS
            -------  --------  --------  ---------
 Class I    $    75  $    233  $    406  $     906
 Class II   $   100  $    312  $    542  $   1,201
 Class III  $    75  $    233  $    406  $     906
 Class IV   $    75  $    233  $    406  $     906

FUND SUMMARIES - GARTMORE GVIT MONEY MARKET FUND

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OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations will primarily include commercial paper and other debt obligations issued by U.S. and foreign corporations, asset- backed commercial paper, U.S. government and agency bonds, bills and notes, the obligations of foreign governments, commercial paper issued by states and municipalities and the obligations of U.S. banks, foreign banks and U.S. branches of foreign banks. All of the money market obligations must be denominated in U.S. dollars and are rated in one of the two highest short-term categories of any nationally recognized statistics rating organization or, if unrated, are of comparable quality. The Fund may invest in floating-and adjustable-rate obligations and may enter into repurchase agreements. Typically, the Fund's dollar-weighted average maturity will be 90 days or less.

The Fund invests in securities which the portfolio manager believes to have the best return potential. Because the Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs, to maintain target allocations and to take advantage of more favorable opportunities.

PRINCIPAL RISKS

Although the Fund's objective is to preserve capital, there can be no guarantee that the Fund will be able to maintain a stable net asset value of $1.00 per share; therefore you could lose money. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. This risk is significantly reduced due to the short-term nature of the debt securities held by the Fund. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes. This could lead to a greater fluctuation in the value of the securities the Fund owns.

PREPAYMENT RISK - Assets-backed commercial paper is secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Particularly when interest rates are falling, debtors may refinance their loans or obligations earlier than anticipated, and the issuers of asset-backed commercial paper may, therefore, repay principal in advance. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. Reinvesting the returned principal in a lower interest rate market would reduce the Fund's income.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 9.

FUND SUMMARIES - GARTMORE GVIT MONEY MARKET FUND

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPHIC OMITTED]

1993     2.8%
1994     3.9%
1995     5.7%
1996     5.1%
1997     5.3%
1998     5.3%
1999     4.8%
2000     6.0%
2001     3.6%
2002     1.2%

Best Quarter:      1.6%     4th Qtr. of 2000
Worst Quarter:     0.3%     4th Qtr. of 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                     1 YEAR   5 YEARS   10 YEARS
                     -------  --------  ---------
 Class I shares(1)     1.21%     4.18%      4.35%
 Class IV shares(2)    1.21%     4.18%      4.35%
 Class V shares(2)     1.23%     4.18%      4.35%

---------------
1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 These returns through December 31, 2001 are based on the performance of the Class I shares of the Gartmore GVIT Money Market Fund, prior to the creation of Class IV and Class V shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class IV and Class V shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class IV and Class V shares invest in the same portfolio of securities as Class I shares.


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.

                                        CLASS I   CLASS IV   CLASS V
                                         SHARES    SHARES     SHARES
                                        --------  ---------  --------
Shareholder Fees(1)
  (paid directly from your investment)       N/A        N/A      N/A
---------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                            0.38%      0.38%    0.38%
Distribution and/or Service
  (12b-1) Fees                              None       None     None
Other Expenses                             0.24%      0.24%    0.16%
---------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                         0.62%      0.62%    0.54%
=====================================================================
Amount of Fee
  Waivers/Expense
  Reimbursements                             N/A   0.12%(2)       N/A
=====================================================================
NET EXPENSES AFTER
  WAIVERS                                    N/A   0.50%(2)    N/A(2)

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expense are described in the variable insurance contract's prospectus.

2 Gartmore Mutual Fund Capital Trust (GMF) and the Fund have entered into a written contract limiting total fund operating expenses (excluding any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.50% for Class IV shares at least through April 30, 2004 and from exceeding 0.55% for Class V shares at least through October 1, 2003. The Fund is authorized to reimburse GMF for management fees previously waived and/or the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

FUND SUMMARIES - GARTMORE GVIT MONEY MARKET FUND

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EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change and the expense limitations for Class IV shares through October 1, 2004. Although a shareholder's actual costs may be higher or lower, based on these assumptions the costs would be:

           1 YEAR   3 YEARS   5 YEARS   10 YEARS
           -------  --------  --------  ---------
Class I    $    63  $    199  $    346  $     774
Class IV   $    51  $    186  $    334  $     763
Class V    $    55  $    173  $    302  $     677

MORE ABOUT THE FUNDS

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The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments. The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

MORE ABOUT THE GARTMORE
GVIT GOVERNMENT BOND FUND

TEMPORARY INVESTMENTS

Generally the Gartmore GVIT Government Bond Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the Fund's adviser believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest- bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Gartmore GVIT Government Bond Fund may invest in the following:

INVESTMENT-GRADE BONDS. These include U.S. government bonds and corporate bonds and municipal bonds that have been rated within the four highest rating categories by a rating agency. The rating agency evaluates a bond, measures the issuer's financial condition and stability and assigns a rating to the security. If a rating agency changes the bond's rating, it may affect the bond's value. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

U.S. GOVERNMENT SECURITIES. These securities include U.S. Treasury bills, notes and bonds, issued or guaranteed by the U.S. government, and securities issued by U.S. government agencies including:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States

-    The Federal Home Loan Banks

-    The Federal National Mortgage Association (FNMA)

- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC)

-    The Federal Farm Credit Banks.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. With respect to credit risk, securities issued by some government agencies are only backed by the issuing agency, and are subject to some credit risk. Securities issued and backed by the U.S. government are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk.

MORTGAGE-BACKED SECURITIES. U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Collateralized Mortgage Obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates as their collateral. CMOs purchased by the Fund are issued by U.S. government agencies.

Mortgage-backed securities purchased by the Fund are subject to interest rate risk and prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans, and mortgage-backed securities secured by such loans will be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest rate market reduces the Fund's income. Mortgage- backed securities are also subject to extension risk if rates increase and prepayments slow. When prepayments slow, mortgage-backed securities secured by such loans will not be paid off as soon as the Fund's portfolio manager expected. This can affect the maturity and volatility of the Fund and cause the Fund to be locked into securities with lower interest rates for longer periods of time.

FLOATING AND VARIABLE RATE SECURITIES. Floating- and variable- rate securities do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), which the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other securities. In addition, because they may be callable, these securities are also subject to the risk that the Fund will be repaid prior to the stated maturity and

MORE ABOUT THE FUNDS

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that the principal will be reinvested when the market is paying a lower interest rate, reducing the Fund's income. The Fund will only purchase floating- and variable-rate securities of the same quality as the securities it would otherwise purchase.

MATURITY. Every debt security has a stated maturity date when the issuer must repay the security's entire principal value to the investor. However, many debt securities are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a security's "effective maturity" is usually its nearest call date. For mortgage-backed securities, the rate at which homeowners pay down their mortgage principal helps to determine the effective maturity of mortgage-backed securities.

A bond mutual fund has no real maturity, but it does have a weighted average maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target maturities normally use the effective rather than stated maturities of the bonds in the portfolio when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

DURATION. Duration is a calculation that seeks to measure the price sensitivity of a debt security or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

MORE ABOUT THE FUNDS

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MORE ABOUT THE GARTMORE GVIT MONEY MARKET FUND

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Gartmore GVIT Money Market Fund may invest in the following securities:

MONEY MARKET OBLIGATIONS. These include:

-    U.S. Government securities with remaining maturities of 397 days or less

- Commercial paper issued by corporations, foreign governments, states and municipalities and rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency)

- Asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any rating agency

- Short-term bank obligations (including certificates of deposit and time deposits) rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less)

- Repurchase agreements relating to debt obligations that the Fund could purchase directly

- Unrated debt obligations with remaining maturities of 397 days or less that are determined by GMF to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but these obligations are high quality investments that offer a fixed rate of return, as well as liquidity.

FLOATING AND VARIABLE RATE SECURITIES. Floating- and variable- rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to credit and interest rate risk like other securities. In addition, because they may be callable, these securities are also subject to the risk that the Fund will be repaid prior to the stated maturity and that the principal will be reinvested in a lower interest rate market that reduces the Fund's income. The Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities it would otherwise purchase.

REPURCHASE AGREEMENTS. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering the amounts owed to it.

ASSET-BACKED COMMERCIAL PAPER. The Fund may invest in asset- backed commercial paper that is secured by and paid from a pool of assets such as installment loan contracts, leases of various types of property and receivables from credit cards. Asset-backed commercial paper is issued and supported by private issuers. This type of commercial paper is also subject to interest rate risk and credit risk.

PRINCIPAL RISKS

The Gartmore GVIT Money Market Fund is a low-risk investment compared to most other investments. Given its objective-to preserve capital, generate income and maintain liquidity-the Gartmore GVIT Money Market Fund invests in low-risk, high-quality securities. No investment, however, is free of all risk. Any time an investor buys commercial paper or similar obligations, there is credit risk, interest rate risk and and inflation risk.

MANAGEMENT

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MANAGEMENT'S DISCUSSION OF  THE FUNDS' PERFORMANCE

The following is management's discussion of the performance of the Funds for the year ended December 31, 2002. This discussion provides an overview of the economy and how it affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio managers (in early 2003). The outlook foreseen by the portfolio managers may or may not be realized.

GARTMORE GVIT GOVERNMENT BOND FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned
10.98% versus 11.30% for the Merrill Lynch Government Master Index, its benchmark.

WHAT MACROECONOMIC FACTORS INFLUENCED PERFORMANCE?

The Fund's positive performance stemmed from the Federal Reserve's easing of monetary policy to lessen the impact of an economic slowdown. When the Federal Reserve is reducing interest rates in this way, shorter-maturity notes tend to outperform longer-maturity notes and bonds. To capture this performance differential, the portfolio was positioned to emphasize short and intermediate notes. Good performance also was helped by an overweighted stance in Agency notes, which benefited due to historically wide spreads and high credit quality. These vehicles attracted crossover interest from a variety of market participants.

WHAT PORTFOLIO ATTRIBUTES AFFECTED PERFORMANCE?

Mortgage-backed securities (MBS) performed poorly for most of the period as homeowners refinanced in record numbers. With most of the market above par, these prepayments resulted in lower yields than expected. However, the Fund's MBS holdings should perform well in the future, given their current wide interest rate spreads compared to U.S. over Treasuries. Also, the conservative structure of the Fund's holdings should be in increasing demand as the economy begins to improve. This is true mainly because of the protection these holdings provide from extension risk (the possibility that prepayments will be slower than an anticipated rate, causing later-than-expected return of principal).

HOW IS THE FUND POSITIONED?

At year-end, the Fund's composition was 32% in U.S. Treasuries and U.S. government- guaranteed notes, 33% in Agency notes, 29% in MBS and the remainder in repurchase agreements.

The sluggish economy is likely to drive one more push to lower yields. If this occurs, the Fund may reduce its holdings in U.S. Treasuries. If equity markets continue to suffer, interest rates may remain at lower levels longer than expected. The Fund is positioned for continued steepness of the yield curve with greater emphasis on securities with a duration of less than five years. However, the Fund will shift toward a mix of both long and short maturities, or more of a barbell structure, if the economy improves.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
             GARTMORE GVIT GOVERNMENT BOND FUND (CLASS I SHARES) AND
            THE MERRILL LYNCH GOVERNMENT MASTER INDEX OVER A TEN YEAR
                      PERIOD ENDED DECEMBER 31, 2002(1),(2)

[GRAPHIC OMITTED]

Fund Inception/    GVIT Fund Growth of $10,000        Benchmark Growth of $10,000
Previous 10 Yrs.  GARTMORE GVIT GOVERNMENT BOND  MERRILL LYNCH GOVERNMENT MASTER INDEX
----------------  -----------------------------  -------------------------------------
12/31/1992                               10,000                                 10,000
12/31/1993                               10,952                                 11,063
12/31/1994                               10,598                                 10,705
12/31/1995                               12,584                                 12,665
12/31/1996                               13,023                                 13,015
12/31/1997                               14,282                                 14,265
12/31/1998                               15,554                                 15,670
12/31/1999                               15,189                                 15,339
12/31/2000                               17,094                                 17,350
12/31/2001                               18,334                                 18,595
12/31/2002                               20,347                                 20,696


                       GARTMORE GVIT GOVERNMENT BOND FUND
                          Average Annual Total Returns
                         Periods ended December 31, 2002

                      1 Year   5 Years   10 Years
                      -------  --------  ---------
 Class I shares        10.98%     7.34%      7.36%
 Class II shares(3)    10.63%     7.05%      7.09%
 Class III shares(3)   10.98%     7.33%      7.36%
 Class IV shares(3)    10.98%     7.34%      7.36%

---------------
1 The calculation in the graph assumes reinvestment of dividends and distributions.

2 The Merrill Lynch Government Master Index gives a broad look at how the prices of U.S. government bonds have performed. Unlike mutual fund returns, the Index does not include expenses. If expenses were included, the actual returns of the Index would be lower.

  3 These returns through July 8, 2002 for Class II shares, May 20, 2002 for Class III shares and December 31, 2002 for Class IV shares are based on the performance of the Class I shares of the Gartmore GVIT Government Bond Fund which was achieved prior to the creation of Class II, Class III or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II, Class III or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would


                                                                              12

MANAGEMENT

================================================================================


have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II, Class III and Class IV shares invest in, or will invest in, the same portfolio of securities as Class I shares, and Class III and Class IV shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class II shares, these returns have been restated for the applicable sales charges. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 15 for more information.

Past performance is not predictive of future performance.

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Funds. GMF was organized in 1999, and manages mutual funds. As of March 31, 2003, GMF and its U.S. affiliates had approximately $31.2 billion in assets under management, of which $16.6 billion is managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds' average daily net assets. The total management fee paid by each of the Funds for the fiscal year ended December 31, 2002, expressed as a percentage of the Fund's average daily net assets, was as follows:

FUND                                 FEE
----                                -----
Gartmore GVIT Government Bond Fund  0.49%
Gartmore GVIT Money Market Fund     0.38%

GARTMORE GVIT GOVERNMENT BOND FUND

Portfolio Manager: Gary R. Hunt, CFA, has managed the Gartmore GVIT Government Bond Fund since 1997. He also manages the Gartmore Government Bond Fund and the Nationwide Global Funds - U.S. Government Bond Fund, an off-shore Fund. Mr. Hunt joined Nationwide, an affiliate of the Fund's investment adviser, in 1992 as a securities analyst. He is currently a director and manages the U.S. Agency Mortgage Backed sector and Commercial Mortgage Backed Securities portfolio for Nationwide.

GARTMORE GVIT MONEY MARKET FUND

Portfolio Manager: Karen G. Mader is the portfolio manager of the Gartmore GVIT Money Market Fund, which she has managed since 1987. Ms. Mader also manages the Gartmore GVIT Money Market Fund II for the Trust.

BUYING AND SELLING FUND SHARES

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WHO CAN BUY SHARES OF THE FUNDS

Class I and Class III shares of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its affiliate life insurance companies (collectively, Nationwide), to fund benefits payable under variable insurance contracts. Class III shares of the Gartmore GVIT Government Bond Fund may be subject to a short-term trading fee as described below. For the Gartmore GVIT Government Bond Fund, other insurance companies, including Nationwide who may provide additional services necessary for them to receive 12b-1 fees may sell Class II shares.

Class IV shares of the Gartmore GVIT Money Market Fund will be sold to certain separate accounts of:

- Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (NLICA); and

- Nationwide Life and Annuity Company of America (formerly Providentmutual Life and Annuity Company of America) (NLACA);

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolio. Class V shares of the Gartmore GVIT Money Market Fund are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance
(COLI) contracts. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance or contract.

Gartmore GVIT Government Bond Fund sells its Class I, Class II and Class III shares to separate accounts of Nationwide and may also sell its Class II shares to separate accounts of other unaffiliated insurance companies. Gartmore GVIT Money Market Fund sells its Class I and Class V shares to separate accounts of Nationwide and may sell them to unaffiliated insurance companies in the future. In addition, Class IV shares of both Funds will be sold to separate accounts of NLICA and NLACA. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the assets of a Fund allocable to such class, less its liabilities allocable to that class, divided by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

- New Year's Day
- Martin Luther King Jr. Day
- Presidents' Day
- Good Friday
- Memorial Day
- Independence Day
- Labor Day
- Thanksgiving Day
- Christmas Day
- Other days when the New York Stock Exchange  is not open.
A Fund reserves the right not to determine NAV when:
- It has not received any orders to purchase, sell, or exchange shares
- Changes in the value of the Funds' portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Fund's administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

BUYING AND SELLING FUND SHARES

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The Gartmore GVIT Money Market Fund's securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay any exchange, transfer or redemption request. Such requests may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM TRADING FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a short-term trading fee equal to 1.00% of the amount of the Fund redeemed if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.
The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short- term trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging
2. Variable insurance contract withdrawals or loans, including required minimum distributions
3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by varible insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, the Gartmore GVIT Government Bond Fund pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II Shares' average daily net assets.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES

================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Gartmore GVIT Government Bond Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Gartmore GVIT Government Bond Fund. The Gartmore GVIT Money Market Fund declares dividends daily and distributes them each month in the form of additional shares of the Gartmore GVIT Money Market Fund. Any net capital gains realized by the Funds from the sale of their portfolio securities will be declared and paid to shareholders at least annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE INSURANCE CONTRACT. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.


                                                                       GARTMORE GVIT GOVERNMENT BOND FUND
                                                  ------------------------------------------------------------------------------
                                                                                 CLASS I SHARES
                                                  ------------------------------------------------------------------------------

                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                       2002          2001 (a)          2000            1999            1998
                                                  --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD             $       11.66   $       11.44   $       10.79   $       11.69   $       11.38
                                                  --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (No losses)                        0.53            0.58            0.66            0.61            0.63
  Net realized and unrealized gains (losses) on
    Investments                                            0.72            0.24            0.65           (0.88)           0.37
                                                  --------------  --------------  --------------  --------------  --------------
      Total investment activities                          1.25            0.82            1.31           (0.27)           1.00
                                                  --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                   (0.53)          (0.58)          (0.66)          (0.61)          (0.63)
  Net realized gains                                      (0.10)          (0.02)              -           (0.02)          (0.06)
                                                  --------------  --------------  --------------  --------------  --------------
     Total distributions                                  (0.63)          (0.60)          (0.66)          (0.63)          (0.69)
                                                  --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                   $       12.28   $       11.66   $       11.44   $       10.79   $       11.69
                                                  ==============  ==============  ==============  ==============  ==============
Total Return                                              10.98%           7.25%          12.54%         (2.35%)           8.91%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)              $   1,982,676   $   1,301,828   $     867,139   $     769,957   $     761,897
  Ratio of expenses to average net assets                  0.73%           0.66%           0.66%           0.65%           0.57%
  Ratio of net investment income to
    average net assets                                     4.53%           5.21%           6.00%           5.41%           5.60%

  Ratio of expenses (prior to reimbursements)
    to average net assets*                                 0.73%           0.73%           0.73%             (f)             (f)
  Ratio of net investment income
    (prior to reimbursements) to average
    net assets*                                            4.53%           5.14%           5.93%             (f)             (f)
  Portfolio turnover (g)                                  49.00%          55.80%          75.91%          51.61%          32.03%


                                                               CLASS II SHARES    CLASS III SHARES
                                                              -----------------  ------------------
                                                                PERIOD ENDED        PERIOD ENDED
                                                                DECEMBER 31,        DECEMBER 31,
                                                                  2002 (b)            2002 (c)
                                                              -----------------  ------------------
NET ASSET VALUE - BEGINNING OF PERIOD                         $          11.88   $           11.75
                                                              -----------------  ------------------
INVESTMENT ACTIVITIES:
  Net investment income                                                   0.18                0.36
  Net realized and unrealized gains (losses) on investments               0.55                0.67
                                                              -----------------  ------------------
    Total investment activities                                           0.73                1.03
                                                              -----------------  ------------------
DISTRIBUTIONS:
  Net investment income                                                  (0.26)              (0.41)
  Net realized gains                                                     (0.09)              (0.10)
                                                              -----------------  ------------------
    Total distributions                                                  (0.35)              (0.51)
                                                              -----------------  ------------------
NET ASSET VALUE - END OF PERIOD                               $          12.26   $           12.27
                                                              =================  ==================
  Total Return                                                        6.16% (d)           8.84% (d)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                          $         10,111   $           7,625
  Ratio of expenses to average net assets                             0.97% (e)           0.73% (e)
  Ratio of net investment income to average net assets                3.93% (e)           4.12% (e)
  Ratio of expenses (prior to reimbursements) to average
    net assets*                                                             (f)                 (f)
  Ratio of net investment income (prior to
  reimbursements) to average net assets*                                    (f)                 (f)
  Portfolio turnover (g)                                                 49.00%              49.00%

-------------------------------
*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from July 8, 2002 (commencement of operations) through December 31, 2002.
(c) For the period from May 20, 2002 (commencement of operations) through December 31, 2002.
(d) Not annualized.
(e) Annualized.
(f) There were no fee reductions during the period.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS

================================================================================


                                                                      GARTMORE GVIT MONEY MARKET FUND
                                               ------------------------------------------------------------------------------
                                                                               CLASS I SHARES
                                               ------------------------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                    2002          2001 (a)          2000            1999            1998
                                               --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD          $        1.00   $        1.00   $        1.00   $        1.00   $        1.00
                                               --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income                                 0.01            0.04            0.06            0.05            0.05
                                               --------------  --------------  --------------  --------------  --------------
    Total investment activities                         0.01            0.04            0.06            0.05            0.05
                                               --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                (0.01)          (0.04)          (0.06)          (0.05)          (0.05)
                                               --------------  --------------  --------------  --------------  --------------
    Total distributions                                (0.01)          (0.04)          (0.06)          (0.05)          (0.05)
                                               --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                $        1.00   $        1.00   $        1.00   $        1.00   $        1.00
                                               ==============  ==============  ==============  ==============  ==============
Total Return                                            1.21%           3.60%           6.03%           4.81%           5.27%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)           $   2,436,783   $   2,869,354   $   1,982,922   $   2,127,500   $   1,373,334
  Ratio of expenses to average net assets               0.62%           0.55%           0.55%           0.54%           0.46%
  Ratio of net investment income to average
    net assets                                          1.21%           3.41%           5.87%           4.77%           5.15%
  Ratio of expenses (prior to reimbursements)
    to average net assets*                              0.62%           0.61%           0.61%             (e)             (e)
  Ratio of net investment income (prior to
    reimbursements) to average net assets*              1.21%           3.35%           5.81%             (e)             (e)

                                                            CLASS V SHARES
                                                           ----------------
                                                             PERIOD ENDED
                                                             DECEMBER 31,
                                                               2002 (b)
                                                           ----------------

NET ASSET VALUE - BEGINNING OF PERIOD                      $           1.00
                                                           ----------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                        - (f)
DISTRIBUTIONS:
  Net investment income                                               - (f)
                                                           ----------------
    Total distributions                                                   -
                                                           ----------------
NET ASSET VALUE - END OF PERIOD                            $           1.00
                                                           ================
Total Return                                                      0.22% (c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                       $        324,950
  Ratio of expenses to average net assets                         0.56% (d)
  Ratio of net investment income to average net assets            1.11% (d)
  Ratio of expenses (prior to reimbursements) to average
    net assets*                                                         (e)
  Ratio of net investment income (prior to
    reimbursements) to average net assets*                              (e)

*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from October 21, 2002 (commencement of operations) through December 31, 2002.
(c) Not annualized.
(d) Annualized.
(e) There were no fee reductions during the period.
(f) The amount is less than $0.01.

                      [This Page Left Blank Intentionally]

                      [This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA  THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

GARTMORE FUNDS             THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213



Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

www.gartmorefunds.com

Gartmore Variable Insurance Trust     PROSPECTUS
                                      April 28, 2003

                                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.





- GVIT Small Cap Value Fund
- GVIT Small Company Fund
- GVIT Small Cap Growth Fund

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES

GVIT SMALL CAP VALUE FUND. . . . . . . . . . . . . . . . . . . . . .   3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses
Additional Information on the Investment Strategies of the Managers of the GVIT Small Cap Value Fund

GVIT SMALL COMPANY FUND. . . . . . . . . . . . . . . . . . . . . . .   7
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses
Investment Strategies of Gartmore Mutual Fund Capital Trust and the Subadvisers for the GVIT Small Company Fund

GVIT SMALL CAP GROWTH FUND . . . . . . . . . . . . . . . . . . . . .  12
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses
Investment Strategies of the Subadvisers of the Small Cap
  Growth Fund

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . .  15
Temporary Investments
Principal Investments and Techniques
Principal Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
Management's Discussion of Fund Performance
Investment Management

BUYING AND SELLING FUND SHARES24
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fees
Distribution Plan

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . . . .  26
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . .  27

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . .  BACK COVER

FUND SUMMARIES

================================================================================

This prospectus provides information about three funds, (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 14. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.



A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

Each Fund offers three classes of shares: Class I, Class II and Class III shares. GVIT Small Cap Value Fund and GVIT Small Company Fund also offer Class IV shares. The share classes have different expenses and are available for purchase through different variable insurance contracts. This prospectus provides information with respect to these classes. For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares" on page 23.

Each Fund employs a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust (GMF), as the Funds' investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for a Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See "Management-Multi-Manager Structure" for more information.

FUND SUMMARIES - GVIT SMALL CAP VALUE FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The GVIT Small Cap Value Fund's investment objective is capital appreciation.

Gartmore Mutual Fund Capital Trust (GMF) and The Dreyfus Corporation (Dreyfus) which GMF has selected as a subadviser to the Fund, each manage a portion of the Fund's portfolio on a day-to-day basis (collectively, GMF and Dreyfus are referred to as the "Managers"). Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by small capitalization companies. Small capitalization companies are companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000(R) Index1, known as small-cap companies. The Russell 2000(R) Index, published by the Frank Russell Company, is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. As of March 31, 2003, the market capitalization of companies in the Russell 2000 Index ranged from approximately $3 million to $2.2 billion. Due to market fluctuations and the index's annual reconstitution, the current market capitalization of the companies within the Russell 2000 Index may be higher or lower over time. The Fund may invest up to 20% of its total assets in equity securities of foreign companies.

The equity securities which the Fund holds are primarily common stocks although it may purchase other equity securities such as [preferred stock] and convertible securities. The Fund may also purchase real estate securities, including real estate investment trusts (REITs).

The Fund will invest in stocks of U.S. and foreign companies which one of the Managers believe qualify as "value" companies. These companies often have good earnings growth potential, and a Manager believes that the market has undervalued them. The Fund may also invest in stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which a Manager believes have favorable prospects for recovery). The Fund may also engage in securities lending in order to generate additional income for the Fund.

Smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded

---------------
1. The Russell 2000(R) Index is a registered service mark of the Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.



companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position for the Fund without purchasing a large percentage of the company's outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.

A Manager typically sells a security if:
-    The stock hits its predetermined valuation target;
-    The fundamental picture for the company or industry deteriorates;
- There are more attractive alternatives available at better valuation levels;
-    The stock is performing poorly relative to other stocks; and
-    The company begins to show that its stock valuation is too high.

The buy/sell strategy of each Manager of the Fund is not limited by the turnover rate of the Fund's portfolio. Each of them may from time to time participate in frequent portfolio transactions, which will lead to higher transaction costs for the Fund, if the Manager believes that either the long or short term benefits of frequent portfolio trading outweigh such costs. In addition, because each of them acts independently, the Fund may have a higher portfolio turnover rate than a fund with only one adviser.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

As part of its responsibilities to the Fund, and in addition to managing a portion of the Fund itself, GMF, the Fund's investment adviser, initially selects the Fund's subadvisers and monitors their performance on an ongoing basis. GMF has selected Dreyfus as subadviser for the Fund. Dreyfus and GMF each manage a portion of the Fund's investment portfolio. The subadviser has been chosen because it approaches investing in small cap securities in a different way from GMF and GMF believes that diversification among securities and investment styles will increase the potential for investment return and potentially reduce risk and volatility. For a further description of the investment strategies used by GMF and Dreyfus see "Additional Information on the Investment Strategies of The Managers of the GVIT Small Cap Value Fund" on page 6.

FUND SUMMARIES - GVIT SMALL CAP VALUE FUND

================================================================================


PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by each Manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund focuses on a more narrow portion of the overall stock market by investing primarily in small-cap companies. Therefore, the Fund is subject to the risks associated with small-cap companies. The Fund's investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of small cap companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

SPECIAL SITUATION COMPANIES RISK. Special situation companies are companies which may be subject to acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company's market value. If the anticipated benefits of the development do not materialize, the value of the special situation company may decline.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style. The Fund will overweight (or underweight) certain market sectors, which may cause the Fund's performance to be more (or less) sensitive to developments affecting those sectors.

PORTFOLIO TURNOVER RISK. Each Manager may engage in active and frequent trading of all or part of the securities held by the Fund if a Manager believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

INITIAL PUBLIC OFFERINGS RISK. The Fund may purchase securities of initial public offerings ("IPO's"). The prices of securities purchased in IPO's can be very volatile. The effect of IPO's on the Fund's performance depends on a variety of factors, including the number of IPO's the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value and the asset base of the Fund. As the Fund's asset base increases, IPO's often have a diminished effect on the Fund's performance.

REAL ESTATE SECURITIES RISK. The Fund's investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 14.

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES (1):

        [GRAPHIC OMITTED]

1998   -3.1%
1999   27.8%
2000   11.2%
2001   28.3%
2002  -27.2%



Best Quarter:      29.4%     2nd Qtr. of 1999
Worst Quarter:    -26.3%     3rd Qtr. of 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                                ONE     FIVE       SINCE
                               YEAR    YEARS_   INCEPTION(2)
                              -------  -------  ------------
 Class I shares(1)            -27.16%    5.18%         4.69%
 Class II shares(3)           -27.24%    4.97%         4.47%
 Class III shares(3)          -27.04%    5.22%         4.72%
 Class IV shares(3)           -27.16%    5.18%         4.69%
 Russell 2000 Value Index(4)  -11.43%    2.71%         3.51%

---------------
1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.
2 The Fund commenced operations on October 31, 1997. From inception to February 5, 2001, Dreyfus managed the Fund alone. From February 5, 2001 until the present, GMF and Dreyfus have managed the Fund together.
3 These returns through May 6, 2002 for Class II, through May 3, 2003 for Class III shares and through December 31, 2002 for Class IV shares, are based on the performance of the Class I shares of the GVIT Small Cap Value Fund which was achieved prior to the creation of Class II, Class III or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II, Class III or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II, Class III and Class IV shares invest in the same portfolio of securities as Class I shares, and Class III and Class IV shares have the same expenses. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares-Short-term Trading Fees" on page 25 for more information.
4 The Russell 2000(R) Value Index measures the performance of the companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Unlike mutual fund returns, the Russell 2000 Value Index does not include expenses. If expenses were deducted, the actual returns of this index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                             CLASS I   CLASS II   CLASS III   CLASS IV
                             --------  ---------  ----------  ---------

Shareholder Fees(1)
  (paid directly from your
  investment)
  Short-Term Trading Fee
    (as a percentage of
    amount redeemed)(2)           N/A        N/A       1.00%        N/A
-----------------------------------------------------------------------
Annual Fund Operating
  Expenses (deducted from
  Fund assets)
  Management Fees               0.87%      0.87%       0.87%      0.87%
  Distribution and/or
  Service (12b-1) Fees           None      0.25%        None       None
  Other Expenses                0.24%      0.24%       0.24%      0.24%
=======================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES            1.11%      1.36%       1.11%      1.11%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.
2 A short-term trading fee of 1.00% of the amount of the fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

FUND SUMMARIES - GVIT SMALL CAP VALUE FUND

================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

            1 YEAR   3 YEARS   5 YEARS   10 YEARS
            -------  --------  --------  ---------
 Class I    $   113  $    353  $    612  $   1,352
 Class II   $   138  $    431  $    745  $   1,635
 Class III  $   113  $    353  $    612  $   1,352
 Class IV   $   113  $    353  $    612  $   1,352


ADDITIONAL INFORMATION ON THE INVESTMENT STRATEGIES OF THE MANAGERS OF THE GVIT SMALL CAP VALUE FUND

THE DREYFUS CORPORATION

Dreyfus identifies potential investments through extensive quantitative and fundamental research. It focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

- value, or how a stock priced by the market is valued relative to the intrinsic value of the company,
- business health, or overall efficiency and profitability as measured by return on assets and return on equity, and
- business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm.

Dreyfus typically sells a stock when its target price is reached, or when the company begins to show deteriorating fundamentals, poor relative performance, or excessive valuation.

FUND SUMMARIES - GVIT SMALL COMPANY FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The GVIT Small Company Fund seeks long-term growth of capital.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current stock price.

The Fund invests primarily in equity securities of small capitalization companies. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by small capitalization companies. With respect to U.S. companies, small capitalization companies are companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000(R) Index.1 The Russell 2000(R) Index, published by The Frank Russell Company, is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. As of March 31, 2003, the market capitalization of companies in the Russell 2000 Index ranged from approximately $3 million to $2.2 billion. With respect to the foreign securities held by the Fund, GGP considers a small-capitalization company to be a company whose market capitalization is similar to companies represented by the Morgan Stanley International (MSCI) Developed Countries EAFE Small Cap Index.2 The MSCI Developed Countries EAFE Small Cap Index is an index of 965 companies with small market capitalizations relative to the market capitalizations of other foreign companies. As of March 31, 2003, the market capitalization of companies in this index ranged from approximately $17 million to $2.3 billion.

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, due to market fluctuations and the index's periodic reconstitution, the current market capitalization of the companies within these indices may be higher or lower over time.

A portion of the Fund will be invested in equity securities of small-capitalization companies that are located outside of the United States. A portion of the Fund's assets may also be invested in equity securities of the companies whose market capitalizations exceed that of small-cap companies.

The equity securities which the Fund holds are primarily common stocks, although it may purchase other equity securities such as preferred stock and convertible securities. The Fund may also engage in securities lending in order to generate additional income for the Fund.

---------------
1 The Russell 2000(R) Index is a registered service mark of the Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

2. Morgan Stanley Capital International and MSCI are service marks of MSCI and its affiliates, which do not sponsor and are in no way affiliated with the Fund.

The buy/sell strategy of GMF and/or a subadviser of the Fund is not limited by the turnover rate of the Fund's portfolio. Each of them may from time to time participate in frequent portfolio transactions, which will lead to higher transactions costs for the Fund, if GMF or the subadviser believes that either the long or the short term benefits of frequent portfolio trading outweigh such costs. In addition, because each of them acts independently, the Fund may have a higher portfolio turnover rate than a fund with only one adviser.

As part of its responsibilities to the Fund, and in addition to managing a portion of the Fund itself, GMF, the Fund's investment adviser, initially selects the Fund's subadvisers and monitors their performance on an ongoing basis. GMF has selected the following subadvisers for the Fund: THE DREYFUS CORPORATION, GARTMORE GLOBAL PARTNERS, NEUBERGER BERMAN, LLC, STRONG CAPITAL MANAGEMENT, INC., and WADDELL & REED INVESTMENT MANAGEMENT COMPANY. Each subadviser and GMF manages a portion of the Fund's investment portfolio. The subadvisers have been chosen because they approach investing in small cap securities in different ways from GMF and from each other, and GMF believes that diversification among securities and investment styles will increase the potential for investment return and potentially reduce risk and volatility. For a description of the investment strategies used by each subadviser and GMF, see "Investment Strategies of Gartmore Mutual Fund Capital Trust and the Subadvisers for the GVIT Small Company Fund" on page 10.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GMF's and each subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FUND SUMMARIES - GVIT SMALL COMPANY FUND

================================================================================


SMALL CAP RISK. The Fund focuses on a more narrow portion of the overall stock market by investing primarily in small-cap companies. Therefore, the Fund is subject to the risks associated with small-cap companies. The Fund's investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of small-cap companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

SECTOR RISK. Companies that are generally in the same industry may be grouped together in broad categories called sectors. Sector risk is the risk that a certain sector of the economy (e.g., the health care or entertainment industry) may perform differently than other sectors or the market as a whole. As GMF and one or more subadvisers together allocate more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SPECIAL SITUATION COMPANIES RISK. Special situation companies are companies which may be subject to acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company's market value. If the anticipated benefits of the development do not materialize, the value of the special situation company may decline.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may favor growth- or value-oriented stocks. At another time, the market will not favor equity securities at all. The mix of investment styles used by the subadvisers may result in higher or lower Fund performance than if a single investment style-such as investing in growth stocks-is currently in favor with investors.

PORTFOLIO TURNOVER RISK. GMF or a subadviser may engage in active and frequent trading of all or part of the securities held by the Fund if the subadviser believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

INITIAL PUBLIC OFFERINGS RISK. The Fund may purchase securities of initial public offerings ("IPO's"). The prices of securities purchased in IPO's can be very volatile. The effect of IPO's on the Fund's performance depends on a variety of factors, including the number of IPO's the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value and the asset base of the Fund. As the Fund's asset base increases, IPO's often have a diminished effect on the Fund's performance.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 14.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

           [GRAPHIC OMITTED]

1997   17.4%
1998    1.0%
1999   44.0%
2000    8.9%
2001   -6.7%
2002  -17.3%

Best quarter:        31.3%      4th qtr. of 1999
Worst quarter:      -19.3%      3rd qtr. of 1998

FUND SUMMARIES - GVIT SMALL COMPANY FUND

================================================================================


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:


                                                    SINCE
                               1 YEAR   5 YEAR   INCEPTION(2)
                               -------  -------  ------------
 Class I shares(1)             -17.33%    4.09%        10.23%
 Class II shares(3)            -17.48%    3.84%         9.95%
 Class III shares(3)           -17.27%    4.10%        10.24%
 Class IV shares(3)            -17.33%    4.09%        10.23%
 The Russell 2000(R) Index(4)  -20.48%   -1.36%         5.05%

---------------
1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.
2    The Fund commenced operations on October 23, 1995.
3 These returns through March 5, 2002 for Class II shares, through July 1, 2002 for Class III shares and through December 31, 2002 for Class IV shares are based on the performance of the Class I shares of the GVIT Small Company Fund which was achieved prior to the creation of Class II, Class III or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II, Class III or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II, Class III and Class IV shares invest in the same portfolio of securities as Class I shares, and Class III and Class IV shares have the same expenses. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares-Short-term Trading Fees" on page 25 for more information.
4 The Russell 2000(R) Index is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. Unlike mutual fund returns, the Russell 2000 Index does not include expenses. If expenses were deducted, the actual returns of this Index would be lower.


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                 CLASS I   CLASS II   CLASS III   CLASS IV
                                 --------  ---------  ----------  ---------

Shareholder Fees1
  (paid directly from your
  investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed or exchanged)2           N/A        N/A       1.00%       N/A
-------------------------------  --------  ---------  ----------  ---------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                   0.93%      0.93%       0.93%      0.93%
  Distribution and/or
  Service (12b-1) Fees               None      0.25%        None       None
  Other Expenses                    0.25%      0.25%       0.25%      0.25%
===============================  ========  =========  ==========  =========
TOTAL ANNUAL FUND
  OPERATING EXPENSES                1.18%      1.43%       1.18%      1.18%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

FUND SUMMARIES - GVIT SMALL COMPANY FUND

================================================================================


                 1 YEAR     3 YEARS     5 YEARS    10 YEARS
                 ------     -------     -------    --------
Class I            $120        $375        $649     $1,432
Class II           $146        $452        $782     $1,713
Class III          $120        $375        $649     $1,432
Class IV           $120        $375        $649     $1,432


INVESTMENT STRATEGIES OF GARTMORE MUTUAL FUND CAPITAL TRUST AND THE SUBADVISERS FOR THE GVIT SMALL COMPANY FUND

The following is a description of the investment strategies used by GMF and each subadviser for the Fund. GMF and each subadviser manages a portion of the Fund's assets in accordance with the investment objective and principal strategies described previously.

THE DREYFUS CORPORATION uses a blended approach, investing in growth stocks, value stocks or stocks that exhibit characteristics of both. Using fundamental research and direct management contact, Dreyfus seeks stocks with superior prospects for accelerated earnings growth. It also seeks special situations, such as a corporate restructuring or management changes, that could increase the stock price of a special situation company.

Dreyfus uses a sector management approach, supervising a team of sector managers who insist on making buy and sell decisions within their respective areas of expertise. The sector weightings of this portion of the Fund typically approximate those of the Russell 2000 Index.

Dreyfus typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals, poor relative performance, or excessive valuation.

GARTMORE GLOBAL PARTNERS ("GGP") invests its portion of the Fund primarily in equity securities of small capitalization companies that are headquartered, domiciled or have their principal business functions located outside the United States, including such companies in Europe, Australasia and the Far East. For the portion of the Fund it manages, GGP considers a small-capitalization company to be a company whose market capitalization is similar to companies represented by the Morgan Stanley Capital International (MSCI) Developed Countries EAFE Small Cap Index (small-cap companies). GGP selects regions, countries and companies it believes have the potential for unexpected growth.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where they believe the market has underestimated the prospects for earnings growth. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings growth. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

GARTMORE MUTUAL FUND CAPITAL TRUST invests primarily in stocks of U.S. and foreign companies which it considers to be "value" companies. These companies have good earnings growth potential and GMF believes that the market has undervalued them. GMF will also invest in unrecognized stocks and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which GMF believes have favorable prospects for recovery).

Dreyfus typically sells a stock when its target price is reached, or when the company begins to show deteriorating fundamentals, poor relative performance, or excessive valuation.

GARTMORE MUTUAL FUND CAPITAL TRUST

GMF relies on a fundamental, bottom-up process that highlights attractively valued small capitalization companies. GMF's small cap value investment process is based on the belief that strong fundamental research of companies, combined with the use of risk control tools, is the key to good stock selection. The portion of the Fund managed by GMF primarily contains stocks with favorable cash flow characteristics and relative earnings improvement. This portion of the Fund is also broadly diversified across sectors. GMF believes that an active manager can add value in the inefficient small cap market.

GMF believes that smaller capitalization companies are often under- valued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the company's outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.

FUND SUMMARIES - GVIT SMALL COMPANY FUND

================================================================================


GMF typically sells stocks for three main reasons: the stock hits its predetermined valuation target; more attractive alternatives are available at better valuation levels; or the fundamental picture for the company or industry deteriorates.

NEUBERGER BERMAN, LLC ("NEUBERGER BERMAN") looks for undervalued small-cap companies whose current product lines and balance sheets are strong. Factors in identifying these companies may include:

-    Above-average returns
-    An established market niche
- Circumstances that would make it difficult for new competitors to enter the market
-    The ability of the companies to finance their own growth
-    Sound future business prospects

This approach is designed to let the Fund benefit from potential increases in stock prices while limiting the risks typically associated with small-company stocks.

At times, Neuberger Berman may emphasize certain industries that it believes will benefit from market or economic trends. At the time a stock is purchased, Neuberger Berman will set a target price at which it will sell that security. The managers, in fact, will begin to pare back the position when the stock is within 10% of the target price. If its analysis of a security turns out to be incorrect, Neuberger Berman will generally seek to liquidate the holding as soon as possible, although it occasionally may delay selling a security in anticipation of a better selling opportunity.

STRONG CAPITAL MANAGEMENT, INC. ("STRONG") invests in companies whose earnings it believes to be in a relatively strong growth trend, and, to a lesser extent, in companies in which further growth is not anticipated but which Strong feels are undervalued. In seeking companies with favorable growth prospects, Strong looks for factors such as:

-    Prospects for above-average sales and earnings growth
-    High return on invested capital
-    Overall financial strength
-    Competitive advantages, including innovative products and services
-    Effective research, product development and marketing
-    Stable, capable management

Strong may choose to sell a stock if its growth prospects become less attractive or its fundamental qualities decline.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY ("WRIMCO") seeks companies whose earnings it believes are likely to grow faster than the economy. WRIMCO emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. WRIMCO may look at a number of factors relating to a company, such as:

-    Aggressive or creative management
-    Technological or specialized expertise
-    New or unique products or services
-    Entry into new or emerging industries

In general, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

FUND SUMMARIES - GVIT SMALL CAP GROWTH FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The GVIT Small Cap Growth Fund seeks capital growth.

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by small capitalization companies. Small capitalization companies are companies with market capitalizations in the range of companies represented by the Russell 2000(R)(1) Index, known as small-cap companies. The Russell 2000 Index, published by the Frank Russell Company, is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. As of March 31, 2003, the market capitalization of companies in the Russell 2000 Index ranged from approximately $3 million to $2.2 billion. Due to market fluctuations and the index's annual reconstitution, the current market capitalization of the companies within the Russell 2000 Index may be higher or lower over time. The balance of the Fund's assets may be invested in equity securities of larger-cap companies. Equity securities include common stocks, securities convertible into common stock and warrants for the purchase of common stock. The Fund may also invest in foreign securities. The Fund may also engage in securities lending in order to generate additional income for the Fund.

The buy/sell strategy of a subadviser of the Fund is not limited by the turnover rate of the Fund's portfolio. Each of them may from time to time participate in frequent portfolio transactions, which will lead to higher transaction costs for the Fund, if the subadviser believes that either the long or short term benefits of frequent portfolio trading outweigh such costs. In addition, because each of them acts independently, the Fund may have a higher portfolio turnover rate than a fund with only one adviser.

---------------
1 The Russell 2000(R) is a registered service mark of the Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.


PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by each subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL-CAP RISK. The Fund focuses on a more narrow portion of the overall stock market by investing primarily in small-cap companies. Therefore the Fund is subject to the risks associated with small cap companies. The Fund's investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of small companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

As part of its responsibilities to the Fund, GMF initially selects the Fund's subadvisers and monitors their performance on an ongoing basis. GMF has chosen NEUBERGER BERMAN, LLC and WADDELL & REED INVESTMENT MANAGEMENT COMPANY each to manage a portion of the Fund. The subadvisers have been chosen because they approach investing in small cap companies in different ways. GMF believes that diversification among securities and styles will increase the potential for investment return and reduce risk and volatility. For a description of the investment strategies used by each subadviser, see "Investment Strategies of the Subadvisers of the GVIT Small Cap Growth Fund" on page 14.

FUND SUMMARIES - GVIT SMALL CAP GROWTH FUND

================================================================================


not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

PORTFOLIO TURNOVER RISK. A subadviser may engage in active and frequent trading of all or part of the securities held by the Fund if the sub- adviser believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 14.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

               [GRAPHIC OMITTED]

2000  -16.2%
2001  -10.8%
2002  -33.3%

Best quarter:    22.5%  4th qtr. of _2001
Worst quarter:  -23.4%  3rd qtr. of _2001

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                                      1        SINCE
                                  YEAR INCE   PTION(2)
                                  ----------  --------
 Class I shares(1)                   -33.29%     0.60%
 Class II shares(3)                  -33.54%     0.40%
 Class III shares(3)                 -33.56%     0.49%
 Russell 2000(R) Growth Index(4)     -30.26%   -10.84%

---------------
1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.
2    The Fund commenced operations on May 1, 1999.
3 These returns through March 7, 2002 for Class II shares and through July 5, 2002 for Class III shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in the same portfolio of securities as Class I shares and Class III shares have the same expenses. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares-Short-Term Trading Fees" on page 25 for more information.
4 The Russell 2000 Growth Index is an unmanaged index of companies included in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

FUND SUMMARIES - GVIT SMALL CAP GROWTH FUND

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FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                 CLASS I   CLASS II   CLASS III
                                 -------------------------------
Shareholder Fees(1)
  (paid directly from your
    investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed or exchanged)(2)    N/A       N/A             1.00%
----------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                   1.10%      1.10%       1.10%
  Distribution and/or Service
    (12b-1) Fees                 None          0.25%  None
  Other Expenses                    0.25%      0.25%       0.25%
================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES                1.35%      1.60%       1.35%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:


            1 YEAR   3 YEARS   5 YEARS   10 YEARS
            -------  --------  --------  ---------
 Class I    $   137  $    428  $    739  $   1,624
 Class II   $   163  $    505  $    871  $   1,900
 Class III  $   137  $    428  $    739  $   1,624

INVESTMENT STRATEGIES OF THE SUBADVISERS OF THE GVIT SMALL CAP GROWTH FUND

The following is a description of the investment strategies used by each subadviser of the Fund. Each subadviser manages a portion of the Fund's assets in accordance with the investment objective and principal strategies as described previously.

NEUBERGER BERMAN, LLC employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the managers look for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the managers analyze such factors as:

-    Financial condition (such as debt to equity ratio)

-    Market share and competitive leadership of the company's products

-    Earnings growth relative to competitors

- Market valuation in comparison to a stock's own historical norms and the stocks or other small cap companies.

The managers follow a disciplined selling strategy and may sell a stock when if fails to perform as expected or when other opportunities appear more attractive.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY seeks companies whose earnings it believes are likely to grow faster than the economy. WRIMCO emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. WRIMCO may look at a number of factors relating to a company, such as:

-    Aggressive or creative management

-    Technological or specialized expertise

-    New or unique products or services

-    Entry into new or emerging industries

In general, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

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TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Funds including, the Funds' other investment techniques. To obtain copy of the SAI, see the back cover.

GROWTH AND VALUE STOCKS (ALL FUNDS). Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. In comparison, a growth stock's price may be more directly linked to market developments than a value stock's price. However, value stocks tend to have higher dividend yields than growth stocks. This means they depend less on price changes for returns. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.

PREFERRED STOCK (SMALL COMPANY, SMALL CAP VALUE). Preferred stocks are a type of equity security. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends usually must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. However, because of their dividend feature, preferred stocks may not fluctuate in value as much as the issuer's common stock unless the preferred stock is convertible into such common stock. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

The decision for the Fund to invest in the preferred stock of a company rather than (or in addition to) its common stock is dictated by market conditions. In addition, in some markets, preferred stock may be more liquid than common stock, enabling the Fund to sell the preferred stock more readily at the desired price while also incurring lower transaction costs (such as brokerage commissions).

CONVERTIBLE SECURITIES (ALL FUNDS). Convertible securities-also known as convertibles-include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non- convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

REAL ESTATE INVESTMENT TRUSTS (REITS) (SMALL CAP VALUE). The Fund may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally clas-

MORE ABOUT THE FUNDS

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sified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

WARRANTS (SMALL CAP GROWTH). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.
PRINCIPAL RISKS

SMALL-CAP RISK (ALL FUNDS). Generally, investments in smaller companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established companies. In addition, the securities of small cap companies historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small-cap companies to changing economic conditions. Certain small-cap companies in which the Funds invest are in the technology-related and biotechnology industries. Small-cap companies in these industries may be subject to more abrupt or erratic price movements than small-cap companies in other industries.

In addition, small-cap companies may:

-    Lack depth of management

-    Lack a proven track record

-    Be unable to generate funds necessary for growth or development

- Be developing or marketing new products or services for which markets are not yet established and may never become established

-    Market products or services which may become quickly obsolete.

Therefore, while small-cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK (ALL FUNDS). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chance that a Fund may lose money.

COUNTRY-General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

FOREIGN MARKETS-A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. The factors can reduce the amount the Fund can earn on its investments.

GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS-Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

CURRENCY-Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally,

MORE ABOUT THE FUNDS

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when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends out to its shareholders.

REAL ESTATE INVESTMENT TRUSTS (REITS) RISK (SMALL CAP VALUE).
In addition to the risks facing real estate securities, the Fund's investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

MANAGEMENT

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MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following is management's discussion of the performance of the Funds for the year ended December 31, 2002. This discussion provides an overview of the economy and how it affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio managers (in early 2003). The outlook foreseen by the portfolio managers as of that time may or may not be realized.

GVIT SMALL CAP VALUE FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -27.16% (Class I shares) versus -11.42% for its benchmark, the Russell 2000(R) Value Index.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS INFLUENCED PERFORMANCE?

The past year proved to be one of the most turbulent in history for small-cap fund managers. The fourth quarter of 2002 drove this point home when both the Russell 2000 and Russell 2000 Value indexes ended their positive two-month runs with dismal returns in December.

Consistent with the pattern of recent years, small-cap value stocks outperformed small-cap growth stocks. However, the Fund finished the year significantly below its benchmark primarily because part of its investment style was not effective in an unusually bad market environment.

Many of the Fund's holdings had low price-to-book ratios and relatively low stock prices with below-average earnings, but strong prospects. While following this approach has worked very well for the Fund in prior periods, a confluence of factors (including accounting concerns as well as worries about a double-dip recession and war with Iraq) hurt stocks across all market sectors. The market was particularly hard on companies that missed their earnings targets, regardless of their future prospects.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS DURING THE PERIOD.

The Fund's top holdings included Questar Corp., a diversified energy services holding company, and NSTAR, a Massachusetts energy delivery company. These firms both performed relatively well due to high energy prices. Questar profited because it sold part of its assets during the year.
The Fund's largest purchase was Genesis Microchip Inc., a chipmaker whose products are typically used for flat-panel computer monitors or television screens. Genesis was recognized by Wall Street analysts for its solid fundamentals. Conversely, the Fund sold drugmaker ICN Pharmaceuticals Inc. because the company experienced losses as it was repositioning itself.

HOW IS THE FUND POSITIONED?

We believe the probability of a fourth negative year in the equity markets is low, despite the unsettling effects of a war with Iraq, troubles in North Korea and concerns about energy price volatility.

Within the Fund, we will continue to favor companies with improving business momentum in the short to intermediate term, as well as those likely to participate in an eventual economic recovery. They include firms in the technology and capital goods industries, as well as companies that are generating free cash flow and selling at reasonable prices. Given the heightened volatility of the broader market, we plan to increase the number of holdings in the portfolio to help reduce the impact of this volatility.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
                   GVIT SMALL CAP VALUE FUND (CLASS I SHARES)
                     AND THE RUSSELL 2000 VALUE INDEX(1)(2)

                              [GRAPHIC OMITTED]

Fund Inception/   GVIT Fund Growth of $10,000  Benchmark Growth of $10,000
Previous 10 Yrs.     GVIT SMALL CAP VALUE       RUSSELL 2000 VALUE INDEX
----------------  ---------------------------  ---------------------------
10/31/1997                             10,000                       10,000
12/31/1997                              9,839                       10,452
12/31/1998                              9,537                        9,778
12/31/1999                             12,192                        9,633
12/31/2000                             13,558                       11,831
12/31/2001                             17,391                       13,491
12/31/2002                             12,668                       11,949

           GVIT SMALL CAP VALUE FUND(1)
           Average Annual Total Returns
          Periods ended December 31, 2002

                      1 Year   5 Years   Life(4)
                      -------  --------  -------
 Class I shares       -27.16%     5.18%    4.69%
 Class II shares(4)   -27.24%     4.97%    4.47%
 Class III shares(4)  -27.04%     5.22%    4.72%
 Class IV shares(4)   -27.16%     5.18%    4.69%

---------------
1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.


                                                                              18

MANAGEMENT

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2 The Russell 2000(R) Value Index measures the performance of the companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Unlike mutual fund returns, the Russell 2000(R) Value Index does not include expenses. If expenses were included, the actual returns of this index would be lower.
3    The Fund commenced operations on October 31, 1997.
4 These returns through May 6, 2002 for Class II, through May 3, 2002 for Class III shares and through December 31, 2002 for Class IV shares are based on the performance of the Class I shares of the GVIT Small Cap Value Fund which was achieved prior to the creation of Class II, Class III or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II, Class III or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II, Class III and Class IV shares invest in the same portfolio of securities as Class I shares, and Class III and Class IV shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares-Short-term Trading Fees" on page 24 for more information.

Past performance is not predictive of future performance.

GVIT SMALL COMPANY FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -17.33% (Class I shares) versus -20.48% for the Russell 2000(R) Index, its benchmark.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The past year proved to be one of the most turbulent in history for small-cap fund managers. The fourth quarter of 2002 drove this point home when the Russell 2000 Index ended its positive two-month run with dismal returns in December. In fact, the Index experienced its worst year ever, yet still managed to perform relatively better than its large- cap counterparts.

Consistent with the pattern of recent years, small-cap value stocks outperformed small-cap growth stocks. Across the board, however, investors turned to industries that could potentially generate solid earnings growth even under adverse economic conditions. The information technology and telecommunication services sectors performed poorly (down 45% and 62%, respectively, within the Index; the Fund did not have any telecommunications holdings). Strong stock selection within the consumer staples and energy sectors, though, helped Fund performance outpace Russell 2000 Index returns.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS DURING THE PERIOD.

The Fund's top holdings included Questar Corp., a diversified energy services holding company, and Tidewater Inc., a support services company to the offshore energy industry. High energy prices (particularly for the second half of the year) significantly added to stock performance for both of these companies, and each also profited from selling part of its respective assets during the year.

The Fund bought shares of Autodesk, Inc., a design software and digital content producer that serves a wide range of industries. Autodesk has a diversified client base that we believe represents a strong investment opportunity within the broader bear market. The Fund sold communications technology company Harris Corp. because it suffered from the overall decline in technology spending.

HOW IS THE FUND POSITIONED?

Once the uncertainty about the future of Iraq is removed, the market may be in a position for better performance. Valuations are lower and earnings are more transparent than they have been in several years. We believe that this may further reduce investor risk aversion and serve as a buoy for stocks.

We are cautiously optimistic about an improving outlook for 2003. The Fund remains somewhat overweighted in the areas of financial services, materials and processing, and autos/transportation and underweighted versus the benchmark in the volatile technology sector.


             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
                    GVIT SMALL COMPANY FUND (CLASS I SHARES)
                        AND THE RUSSELL 2000 INDEX(1)(2)

                               [GRAPHIC OMITTED]

Fund Inception/   GVIT Fund Growth of $10,000  Benchmark Growth of $10,000
Previous 10 Yrs.      GVIT SMALL COMPANY           RUSSELL 2000 INDEX
----------------  ---------------------------  ---------------------------
10/23/1995                             10,000                       10,000
12/31/1995                             11,437                       10,695
12/31/1996                             14,049                       12,459
12/31/1997                             16,486                       15,245
12/31/1998                             16,652                       14,857
12/31/1999                             23,983                       18,015
12/31/2000                             26,116                       17,471
12/31/2001                             24,366                       17,905
12/31/2002                             20,144                       14,237

MANAGEMENT

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            GVIT SMALL COMPANY FUND(3)
           Average Annual Total Returns
          Periods ended December 31, 2002


                    1 Year   5 Years   Life(4)4
                    -------  --------  ---------
 Class I shares     -17.33%     4.09%     10.23%
 Class II shares5   -17.48%     3.84%      9.95%
 Class III shares5  -17.27%     4.10%     10.24%
 Class IV shares5   -17.33%     4.09%     10.23%

---------------
1 The calculations in the graph assume the reinvestment of all dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.
2 The Russell 2000(R) Index is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. Unlike mutual fund returns, the Russell 2000 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.
3 The Fund's current subadvisers have not all managed a portion of the Fund for the complete life of the Fund; other subadvisers managed part of the Fund during earlier periods.
4    The Fund commenced operations on October 23, 1995.
5 These returns through March 5, 2002 for Class II shares, through July 1, 2002 for Class III shares and through December 31, 2002 for Class IV shares are based on the performance of the Class I shares of the GVIT Small Company Fund which was achieved prior to the creation of Class II, Class III or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II, Class III or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II, Class III and Class IV shares invest in the same portfolio of securities as Class I shares, and Class III and Class IV shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower See "Buying and Selling Fund Shares-Short-term Trading Fees" on page 24 for more information.

Past performance is not predictive of future performance.

GVIT SMALL CAP GROWTH FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -33.29% (Class I shares) versus -30.27% for its benchmark, the Russell 2000(R) Growth Index.

WHAT MARKET/ECONOMIC AND PORTFOLIO SPECIFIC FACTORS AFFECTED THE FUND'S PERFORMANCE?

Investor sentiment was battered during 2002. The continuing threats of terrorism kept investors on edge, and investor confidence in the credibility of corporate earnings also was hurt in the wake of scandals involving firms such as Enron and WorldCom. The economic picture was not much more encouraging. Unemployment reached its highest rate in several years and corporate earnings remained relatively weak.

Small-cap stocks were caught in a downdraft in 2002, although it was not as severe as that experienced by the large-cap market. Small-cap value stocks performed better than small-cap growth stocks. Across the board, however, investors sought out industries and stocks with the potential to provide stable earnings during difficult market conditions.

The Fund underperformed the Index primarily because of its over- weighted position (by 8.96%) in the volatile technology sector. Technology companies have suffered from a major decline in capital spending throughout the bear market. An emphasis on diversified financials (within the financials sector) also hurt Fund performance.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS DURING THE PERIOD.

The Fund's top holdings included defensive names such as American Italian Pasta Co. and Getty Images, Inc. American Italian Pasta performed relatively well because the company is seen as a stable holding. Investors also looked favorably on this company because it grew through both internally and through new acquisitions.

Getty Images experienced strong relative performance. Getty distributes imagery to creative professionals at advertising agencies and graphic design firms. The company has an international client base and managed a solid year in 2002.

HOW IS THE FUND POSITIONED?

We expect small-cap stocks to outperform large-cap stocks because they are more immune to global economic influences (many of which are negative right now) and offer more attractive valuations. The Fund is still positioned relatively defensively because of the difficult environment for stock investors. For example, we reduced the Fund's exposure to the volatile information technology and telecommunications services sectors by 7.57% and 3.58%, respectively. These areas have borne the brunt of the negative market environment.

While the Fund holds a large position in health-care stocks, much of this is invested in more stable health-care providers and services holdings. We have increased the Fund's exposure to energy stocks, which we believe will benefit from higher oil prices, and industrials

MANAGEMENT

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stocks, which should be among the first areas to turn around in a market recovery.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
                  GVIT SMALL CAP GROWTH FUND (CLASS I SHARES)
                    AND THE RUSSELL 2000 GROWTH INDEX(1)(2)

                              [GRAPHIC OMITTED]

Fund Inception/   GVIT Fund Growth of $10,000  Benchmark Growth of $10,000
Previous 10 Yrs.     GVIT SMALL CAP GROWTH      RUSSELL 2000 GROWTH INDEX
----------------  ---------------------------  ---------------------------
5/1/1999                               10,000                       10,000
12/31/1999                             20,501                       13,373
12/31/2000                             17,186                       10,373
12/31/2001                             15,324                        9,416
12/31/2002                             10,223                        6,566

      GVIT SMALL CAP GROWTH FUND(3)
      Average Annual Total Returns
     Periods ended December 31, 2002


                      1 Year   Life(4)
                      -------  -------
 Class I shares       -33.29%    0.60%
 Class II shares(5)   -33.54%    0.40%
 Class III shares(5)  -33.56%    0.49%

---------------
1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Russell 2000(R) Growth Index measures the performance of the growth companies in the Russell 2000 Index, which contains approximately 2000 common stocks issued by smaller capitalization U.S. companies. Unlike mutual fund returns, the Russell 2000(R) Growth Index does not include expenses. If expenses were included, the actual returns of this index would be lower.

3 The Fund's current subadvisers have not all managed a portion of the Fund for the complete life of the Fund; other subadvisers managed part of the Fund during earlier periods.

4    The Fund commenced operations on May 1, 1999.

5 These returns through March 7, 2002 for Class II shares, and through July 5, 2002 for Class III shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in, or will invest in, the same portfolio of securities as Class I shares and have similar expenses before any fee waivers or reimbursements. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares-Short-Term Trading Fees" on page 24 for more information.

Past performance is not predictive of future performance.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER

GARTMORE MUTUAL FUND CAPITAL TRUST (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. Subject to the supervision and direction of the Trustees, GMF also determines the allocation of Fund assets among one or more of the subadvisers and evaluates and monitors the performance of the subadvisers. GMF is also authorized to select and place portfolio investments on behalf of a Fund and currently does so for a portion of the GVIT Small Company and GVIT Small Cap Value Funds. GMF was organized in 1999 and manages mutual fund assets. As of March 31, 2003, GMF and its U.S. affiliates had approximately $31.2 billion in assets under management, of which approximately $16.6 billion was managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds' average daily net assets. The total management fees (including fees paid to the subadvisers), paid by each of the Funds for the fiscal year ended December 31, 2002-expressed as a percentage of each Fund's average daily net assets-was as follows:

FUND                          FEE
---------------------------  -----
 GVIT Small Cap Value Fund   0.87%
 GVIT Small Company Fund     0.93%
 GVIT Small Cap Growth Fund  1.10%


PORTFOLIO MANAGERS FOR THE GVIT SMALL COMPANY FUND AND GVIT SMALL CAP VALUE FUND MANAGED IN PART BY GMF:

Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the portion of the GVIT Small Company Fund and the GVIT Small Cap Value Fund managed by GMF. Prior to joining GMF in January 2000, Mr. Petherick and Ms. Champagne had co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund, since June 1995. Mr. Petherick and Ms. Champagne also currently co-manage the Gartmore Value Opportunities Fund and the NorthPointe Small Cap Value Fund.

MANAGEMENT

================================================================================


MULTI-MANAGER STRUCTURE

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate subadvisers unaffiliated with GMF without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with an unaffiliated subadviser with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to the Funds:

-    Performing initial due diligence on prospective subadvisers for the Funds

- Monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations

-    Communicating performance expectations and evaluations to the subadvisers

- Ultimately recommending to the Board of Trustees whether a sub- adviser's contract should be renewed, modified or terminated GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

SUBADVISORY FEE STRUCTURE:

GVIT SMALL CAP VALUE FUND: GMF has selected The Dreyfus Corporation to manage part of the Fund's portfolio. In addition, GMF manages a portion of the Fund's portfolio itself. Out of its management fee, GMF paid Dreyfus an annual subadvisory fee for the fiscal year ended December 31, 2002, based on the Fund's average daily net assets that are managed by that subadviser, of 0.50%.

GVIT SMALL COMPANY FUND: GMF has selected five subadvisers, each of whom will manage part of the Fund's portfolio. In addition, GMF manages a portion of the Fund's portfolio itself. Out of its management fee, GMF paid each subadviser an annual subadvisory fee for the fiscal year ended December 31, 2002, in an amount equal to 0.60% of the Fund's average daily net assets that are managed by that subadviser.

The GVIT Small Company Fund's subadvisers are:

     The Dreyfus Corporation
     Gartmore Global Partners
     Neuberger Berman, LLC
     Strong Capital Management, Inc.
     Waddell & Reed Investment Management Company

GVIT SMALL CAP GROWTH FUND: GMF has selected two subadvisers, each of whom will manage part of the Fund's portfolio. In addition, GMF manages a portion of the Fund's portfolio itself. Out of its management fee for the fiscal year ended December 31, 2002, GMF paid each subadviser an annual subadvisory fee in an amount equal to 0.60% of the Fund's average daily net assets that are managed by that subadviser.

The Small Cap Growth Fund's subadvisers are:

     Waddell & Reed Investment Management Company
     Neuberger Berman, LLC

Prior to May 1, 2002, Morgan Stanley Investments, LP managed a portion of the GVIT Small Cap Growth Fund.

THE SUBADVISERS. Subject to the supervision of GMF and the Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for a Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

THE DREYFUS CORPORATION (DREYFUS) is the subadviser for portions of the GVIT Small Cap Value Fund and the GVIT Small Company Fund. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. As of March 31, 2003, Dreyfus managed or administered approximately $170 billion in assets.

GVIT SMALL CAP VALUE FUND PORTFOLIO MANAGER: Peter I. Higgins has primary day-to-day responsibility for management of the portion of the GVIT Small Cap Value Fund's portfolio managed by Dreyfus. He has held that position since the inception of the Fund, and has been employed by Dreyfus since May 1996 and by The Boston Company Asset Management, LLC, an affiliate of Dreyfus or its predecessor since May 1991.

GVIT SMALL COMPANY FUND PORTFOLIO MANAGERS: The primary portfolio managers for the portion of the GVIT Small Company Fund's portfolio managed by Dreyfus are Paul Kandel and Hilary Woods. Mr. Kandel serves as a Senior Sector Manager for the technology and telecommunications industries in the Small Capitalization Equity Group. Prior to joining Dreyfus in October 1994, Mr. Kandel was a manager at Ark Asset Management where he researched and recommended stocks and initial public offerings in the telecommunications, technology and selected media industries.

Ms. Woods serves as a Senior Sector Manager for the capital goods industries in the Small Capitalization Equity Group. She has held this position and worked in the Dreyfus Equity Research Department since 1987.

MANAGEMENT

================================================================================


GARTMORE GLOBAL PARTNERS (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428, is a subadviser for a portion of the GVIT Small Company Fund. GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and, with its U.S. affiliates, manages approximately $31 billion in assets as of March 31, 2003.

NEUBERGER BERMAN, LLC (NEUBERGER BERMAN) is the subadviser for a portion of each of the GVIT Small Company and GVIT Small Cap Growth Funds. It has offices located at 605 Third Avenue, New York, New York 10158. Neuberger Berman and its predecessor firms and affiliates have specialized in the management of no-load mutual funds since 1950. Neuberger Berman and its affiliates manage securities accounts that had approximately $56 billion of assets as of December 31, 2002. Neuberger Berman is a member firm of the NYSE and other principal exchanges and acts as the Funds' primary broker in the purchase and sale of securities for the portion of the Funds' portfolio managed by Neuberger Berman.

GVIT SMALL COMPANY FUND PORTFOLIO MANAGERS: Judith M. Vale, who has been a member of the Small Cap Group since 1992, and Robert D'Alelio, who has been a member of the Small Cap Group since 1996, are responsible for the day-to-day management of Neuberger Berman's subadvisory activities for the GVIT Small Company Fund. Ms. Vale and Mr. D'Alelio also have primary responsibility for the day-today management of the Neuberger Berman Genesis Portfolio.

GVIT SMALL CAP GROWTH FUND PORTFOLIO MANAGER: David H. Burshtan began managing the Neuberger Berman portion of the GVIT Small Cap Growth Fund in January 2003. Mr. Burshtan is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He managed two equity mutual funds and other equity portfolios for another investment manager from 1999-2002. From 1995-1999, he managed small-cap portfolios for another manager.

STRONG CAPITAL MANAGEMENT INC. (STRONG), P.O. Box 2936, Milwaukee, Wisconsin 53201, is the subadviser for a portion of the GVIT Small Company Fund. Strong was formed in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $39 billion as of March 31, 2003.

GVIT SMALL COMPANY FUND PORTFOLIO MANAGERS: Ronald C. Ognar and Brandon M. Nelson are co-portfolio managers for the portion of the GVIT Small Company Fund managed by Strong. Together they are primarily responsible for the day-to-day management of Strong's portion of the Fund's portfolio.
Ronald C. Ognar, CFA, has over 30 years of investment experience. He joined Strong as a portfolio manager in April 1993. Mr. Ognar also manages the Strong Growth 20 Fund and the Strong Advisor Focus Fund and co-manages the Strong Advisor Mid Cap Growth Fund, the Strong Growth Fund, and the Strong Mid Cap Growth Fund II.

Brandon M. Nelson, CFA, has over four years of investment experience. Mr. Nelson joined Strong as a research analyst in 1996. Mr. Nelson received an M.S. degree in finance from the University of Wisconsin Madison and was selected to participate in the Applied Security Analysis Program. Mr. Nelson also earned a B.B.A. degree in finance from the University of Wisconsin Madison.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (WRIMCO) is located at 6300 Lamar, P.O. Box 29217, Overland Park, KS 66201. WRIMCO acts as investment manager to numerous investment companies and accounts and is subadviser for portions of the GVIT Small Company Fund and the GVIT Small Cap Growth Fund. As of March 31, 2003, WRIMCO manages approximately $26 billion in assets.

GVIT SMALL COMPANY FUND AND GVIT SMALL CAP GROWTH FUND PORTFOLIO MANAGERS: Mark
G. Seferovich and Gilbert Scott are responsible for the day-to-day management of portions of the GVIT Small Company Fund and the GVIT Small Cap Growth Fund, managed by WRIMCO. Mr. Seferovich is Senior Vice President of WRIMCO. Mr. Seferovich has served as portfolio manager of investment companies managed by WRIMCO and its predecessor since February 1989. From March 1996 to March 1998, Mr. Seferovich was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Scott is a Vice President of WRIMCO. Mr. Scott served as assistant portfolio manger and/or analyst of investment companies managed by WRIMCO since 1997.

BUYING AND SELLING FUND SHARES

================================================================================


WHO CAN BUY SHARES OF THE FUNDS

Class I and Class III shares of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its affiliate life insurance companies, (collectively, "Nationwide") to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide who provide additional services necessary for them to receive 12b-1 fees may sell Class II shares.

Class IV shares of the GVIT Small Cap and GVIT Small Company Funds will be sold to certain separate accounts of

- Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (NLICA); and

- Nationwide Life and Annuity Company of America (formerly Providentmutual Life and Annuity Company of America) (NLACA)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios. Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

Each Fund sells Class I and Class III shares to separate accounts of Nationwide. Each Fund may also sell Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances. In addition, Class IV shares of the GVIT Small Cap Value and GVIT Small Company Funds will be sold to separate accounts of NLICA and NLACA. Those Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares: however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the assets of a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' out- standing shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

-    New Year's Day
-    Martin Luther King Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

A Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell, or exchange shares; or
-    Changes in the value of the Fund's portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Fund's administrator or its agent determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

BUYING AND SELLING FUND SHARES

================================================================================


SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay any exchange, transfer or redemption request. Such requests may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM TRADING FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a short-term trading fee equal to 1.00% of the amount of the Fund redeemed if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short- term trading. This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging

2. Variable insurance contract withdrawals or loans, including required minimum distributions

3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor of a Fund for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under the Distribution Plan, a Fund pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II shares average daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES

================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL HIGHLIGHTS

================================================================================

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years (or for the period of the Fund's operations if less than five years). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN. If financial highlights are not presented in the table for particular class, that class had not commenced operations as of June 30, 3002.

The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                           GVIT SMALL CAP VALUE FUND
                                            -------------------------------------------------------------------------------------
                                                                                CLASS I SHARES
                                            -------------------------------------------------------------------------------------
                                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED      YEAR ENDED
                                              DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                  2002            2001(A)             2000              1999            1998
                                            -----------------  --------------  ------------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD       $          10.36   $        8.70   $            9.72   $        9.49   $        9.79
                                            -----------------  --------------  ------------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                             -               -               (0.02)          (0.02)          (0.01)
  Net realized and unrealized gains
    (losses)
    on investments                                     (2.78)           2.44                1.06            2.38           (0.29)
                                            -----------------  --------------  ------------------  --------------  --------------
    Total investment activities                        (2.78)           2.44                1.04            2.36           (0.30)
                                            -----------------  --------------  ------------------  --------------  --------------
DISTRIBUTIONS:
  Net realized gains                                   (0.21)          (0.78)              (2.06)          (2.13)              -
                                            -----------------  --------------  ------------------  --------------  --------------
    Total distributions                                (0.21)          (0.78)              (2.06)          (2.13)              -
                                            -----------------  --------------  ------------------  --------------  --------------
NET ASSET VALUE-END OF PERIOD               $           7.37   $       10.36   $            8.70   $        9.72   $        9.49
                                            =================  ==============  ==================  ==============  ==============
    Total Return                                     (27.16%)          28.28%              11.20%          27.84%         (3.06%)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)        $        467,165   $     697,860   $         280,110   $     131,929   $      50,439
  Ratio of expenses to average net assets               1.11%           1.05%               1.05%           1.05%           1.05%
  Ratio of net investment income (loss)
    to average net assets                               0.01%           0.04%             (0.31%)         (0.28%)         (0.21%)
  Ratio of expenses (prior to
    reimbursements)
    to average net assets*                              1.11%           1.15%               1.20%           1.27%           1.33%
  Ratio of net investment income (loss)
    (prior to reimbursements) to average
    net assets*                                         0.01%         (0.06%)             (0.46%)         (0.50%)         (0.49%)
  Portfolio turnover (g)                              127.77%         164.87%             181.85%         270.26%         283.65%


                                            CLASS II SHARES                    CLASS III SHARES
                                            -----------------                  ------------------
                                            PERIOD ENDED                       PERIOD ENDED
                                            DECEMBER 31,                       DECEMBER 31,
                                                     2002 (B)                            2002 (C)
                                            -----------------                  ------------------
NET ASSET VALUE - BEGINNING OF PERIOD       $          10.26                   $           10.48
                                            -----------------                  ------------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                             -                                   -
  Net realized and unrealized gains
    (losses)
    on investments                                     (2.68)                              (2.89)
                                            -----------------                  ------------------
    Total investment activities                        (2.68)                              (2.89)
                                            -----------------                  ------------------
DISTRIBUTIONS:
  Net realized gains                                   (0.21)                              (0.21)
                                            -----------------                  ------------------
    Total distributions                                (0.21)                              (0.21)
                                            -----------------                  ------------------
NET ASSET VALUE - END OF PERIOD             $           7.37                   $            7.38
                                            =================                  ==================
Total Return                                      (26.46%)(d)                         (27.88%)(d)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)        $          1,472                   $              63
  Ratio of expenses to average net assets           1.32% (e)                           1.07% (e)
  Ratio of net investment income (loss)
    to average net assets                           0.13% (e)                           0.60% (e)
  Portfolio turnover (g)                              127.77%                             127.77%

---------------------------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from May 6, 2002 (commencement of operations) through December 31, 2002.
(c)  For the period from May 3, 2002 (commencement of operations) through December 31, 2002.
(d)  Not annualized.
(e)  Annualized.
(f)  There were no fee reductions during the period.
(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS

================================================================================

                                                                           GVIT SMALL COMPANY FUND
                                            -------------------------------------------------------------------------------------
                                                                                CLASS I SHARES
                                            -------------------------------------------------------------------------------------
                                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED      YEAR ENDED
                                              DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                  2002            2001(A)             2000              1999            1998
                                            -----------------  --------------  ------------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD       $          18.64   $       20.00   $           22.12   $       16.01   $       15.85
                                            -----------------  --------------  ------------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                         (0.07)              -                0.02           (0.03)           0.03
  Net realized and unrealized gains
    (losses) on investments                            (3.16)          (1.34)               1.91            7.03            0.13
                                            -----------------  --------------  ------------------  --------------  --------------
    Total investment activities                        (3.23)          (1.34)               1.93            7.00            0.16
                                            -----------------  --------------  ------------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                    -           (0.02)              (0.01)              -               -
  Net realized gains                                       -               -               (4.04)          (0.89)              -
                                            -----------------  --------------  ------------------  --------------  --------------
    Total distributions                                    -           (0.02)              (4.05)          (0.89)              -
                                            -----------------  --------------  ------------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD             $          15.41   $       18.64   $           20.00   $       22.12   $       16.01
                                            =================  ==============  ==================  ==============  ==============
    Total Return                                     (17.33%)         (6.70%)               8.90%          44.02%           1.01%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)        $        561,836   $     743,468   $         790,607   $     542,537   $     406,569
  Ratio of expenses to average net assets               1.18%           1.20%               1.21%           1.15%           1.07%
  Ratio of net investment income (loss)
    to average net assets                             (0.33%)           0.02%               0.06%         (0.16%)           0.21%
  Portfolio turnover (f)                               92.59%         135.90%             163.66%         134.74%         141.27%


                                             CLASS II SHARES                    CLASS III SHARES
                                            -----------------                  ------------------
                                               PERIOD ENDED                       PERIOD ENDED
                                               DECEMBER 31,                       DECEMBER 31,
                                                2002 (b)                            2002 (c)
                                            -----------------                  ------------------
NET ASSET VALUE - BEGINNING OF PERIOD       $          18.70                   $           17.48
                                            -----------------                  ------------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                         (0.03)                              (0.01)
  Net realized and unrealized gains
    (losses) on investments                            (3.28)                              (2.05)
                                            -----------------                  ------------------
    Total investment activities                        (3.31)                              (2.06)
                                            -----------------                  ------------------
NET ASSET VALUE-END OF PERIOD               $          15.39                   $           15.42
------------------------------------------  =================                  ==================
    Total Return                                  (17.70%)(d)                         (11.78%)(d)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)        $          2,325                   $              51
  Ratio of expenses to average net assets           1.44% (e)                           1.15% (e)
  Ratio of net investment income (loss)
    to average net assets                          (0.54%)(e)                          (0.25%)(e)
  Portfolio turnover (f)                               92.59%                              92.59%

---------------------------------------------------------------------------------------------------------------------------------
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from March 5, 2002 (commencement of operations) through December 31, 2002.
(c)  For the period from July 1, 2002 (commencement of operations) through December 31, 2002.
(d)  Not annualized.
(e)  Annualized.
(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

================================================================================

                                                                        GVIT SMALL CAP GROWTH FUND
                                              ----------------------------------------------  ------------------------------
                                                                     CLASS I SHARES                   CLASS II SHARES
                                              ----------------------------------------------  ------------------------------
                                                YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED    PERIOD ENDED
                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                   2002          2001 (A)          2000          1999 (B)        2002 (C)
                                              --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE                                           -
BEGINNING OF PERIOD                           $       14.48   $       16.24   $       19.69   $       10.00   $       13.59
                                              --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        (0.11)          (0.07)          (0.02)          (0.01)          (0.04)
  Net realized and unrealized gains (losses)
    on investments                                    (4.71)          (1.69)          (3.10)          10.48           (3.92)
                                              --------------  --------------  --------------  --------------  --------------
    Total investment activities                       (4.82)          (1.76)          (3.12)          10.47           (3.96)
                                              --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net realized gains                                      -               -           (0.33)          (0.78)              -
                                              --------------  --------------  --------------  --------------  --------------
    Total distributions                                   -               -           (0.33)          (0.78)              -
                                              --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE- END OF PERIOD                $        9.66   $       14.48   $       16.24   $       19.69   $        9.63
                                              ==============  ==============  ==============  ==============  ==============
    Total Return                                    (33.29%)        (10.84%)        (16.17%)     105.01% (e)     (29.14%)(e)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)          $     100,308   $     143,982   $      93,891   $      19,541   $       1,652
  Ratio of expenses to average net assets              1.35%           1.30%           1.30%       1.30% (f)       1.63% (f)
  Ratio of net investment income (loss)
    to average net assets                            (1.03%)         (0.65%)         (0.22%)      (0.24%)(f)      (1.33%)(f)
  Ratio of expenses (prior to
    reimbursements) to average net assets*             1.35%           1.43%           1.60%       3.40% (f)             (g)
  Ratio of net investment income (loss)
    (prior to reimbursements) to average
      net assets*                                    (1.03%)         (0.78%)         (0.52%)      (2.34%)(f)             (g)
  Portfolio turnover (h)                             165.97%         124.61%         182.48%         130.98%         165.97%



                                             CLASS III SHARES
                                              --------------
                                               PERIOD ENDED
                                               DECEMBER 31,
                                                 2002 (D)
                                              --------------
NET ASSET VALUE
BEGINNING OF PERIOD                           $       10.95
                                              --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        (0.04)
  Net realized and unrealized gains (losses)
    on investments                                    (1.29)
                                              --------------
    Total investment activities                       (1.33)
                                              --------------
DISTRIBUTIONS:
  Net realized gains                                      -
                                              --------------
    Total distributions                                   -
                                              --------------
NET ASSET VALUE- END OF PERIOD                $        9.62
                                              ==============
    Total Return                                 (12.15%)(e)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)          $          17
  Ratio of expenses to average net assets          1.27% (f)
  Ratio of net investment income (loss)
    to average net assets                         (0.94%)(f)
  Ratio of expenses (prior to
    reimbursements) to average net assets*               (g)
  Ratio of net investment income (loss)
    (prior to reimbursements) to average
      net assets*                                        (g)
  Portfolio turnover (h)                             165.97%

----------------------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from May 1, 1999 (commencement of operations) through December 31, 1999.
(c)  For the period from March 7, 2002 (commencement of operations) through December 31, 2002.
(d)  For the period from July 5, 2002 (commencement of operations) through December 31, 2002.
(e)  Not annualized.
(f)  Annualized.
(g)  There were no fee reductions during the period.
(h)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission Public Reference Section Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA  THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov






GARTMORE FUNDS             THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213


Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

WWW.GARTMOREFUNDS.COM                                              FND-4426 5/03

Gartmore Variable Insurance Trust       PROSPECTUS

                                        April 28, 2003

                                        As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate.
                                        To state otherwise is a crime.




-    Comstock GVIT Value Fund
     (Class I, Class II and Class IV Shares)

-    Dreyfus GVIT International Value Fund
     (Class I, Class II, Class III and  Class IV Shares)

-    Dreyfus GVIT Mid Cap Index Fund
     (Class I, Class II and Class III Shares)

-    Federated GVIT High Income Bond Fund
     (Class I and Class III Shares)

-    GVIT Equity 500 Index Fund
     (Class I, Class II and Class IV Shares)

-    J.P. Morgan GVIT Balanced Fund
     (Class I and Class IV Shares)

-    Turner GVIT Growth Focus Fund
     (Class I, Class II and Class III Shares)

-    Van Kampen GVIT Multi Sector Bond Fund
     (formerly MAS GVIT Multi Sector Bond Fund)
     (Class I and Class III Shares)

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES

COMSTOCK GVIT VALUE FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Objective and Principal Strategies Principal Risks
Performance Fees and Expenses

DREYFUS GVIT INTERNATIONAL VALUE FUND . . . . . . . . . . . . . . . . . . . . .6
Objective and Principal Strategies Principal Risks
Performance Fees and Expenses

DREYFUS GVIT MID CAP INDEX FUND . . . . . . . . . . . . . . . . . . . . . . . .9
Objective and Principal Strategies Principal Risks
Performance Fees and Expenses

FEDERATED GVIT HIGH INCOME BOND FUND. . . . . . . . . . . . . . . . . . . . . 12
Objective and Principal Strategies Principal Risks
Performance Fees and Expenses

GVIT EQUITY 500 INDEX FUND. . . . . . . . . . . . . . . . . . . . . . . . . . 15
Objective and Principal Strategies Principal Risks
Performance Fees and Expenses

J.P. MORGAN GVIT BALANCED FUND. . . . . . . . . . . . . . . . . . . . . . . . 18
Objective and Principal Strategies Principal Risks
Performance Fees and Expenses

TURNER GVIT GROWTH FOCUS FUND . . . . . . . . . . . . . . . . . . . . . . . . 21
Objective and Principal Strategies Principal Risks
Performance Fees and Expenses

VAN KAMPEN GVIT MULTI SECTOR BOND FUND. . . . . . . . . . . . . . . . . . . . 24
(FORMERLY MAS GVIT MULTI SECTOR BOND FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
Temporary Investments
Principal Investments and Techniques
Principal Risks
Multi-Management Structure

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
Management's Discussion of Fund Performance
Investment Management
Multi-Management Structure

BUYING AND SELLING FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . 44
Who can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fees
Distribution Plan

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about eight funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust") (formerly Nationwide Separate Account Trust). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 27. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

This prospectus provides information with respect to: the following classes of the Funds, which constitute all available classes at this time:

Comstock GVIT Value Fund

     -    Class I
     -    Class II
     -    Class IV

Dreyfus GVIT International Value Fund

     -    Class I
     -    Class II
     -    Class III
     -    Class IV

Dreyfus GVIT Mid Cap Index Fund

     -    Class I
     -    Class II
     -    Class III

Federated GVIT High Income Bond Fund

     -    Class I
     -    Class III

GVIT Equity 500 Index Fund

     -    Class I
     -    Class II
     -    Class IV

J.P. Morgan GVIT Balanced Fund

     -    Class I
     -    Class IV

Turner GVIT Growth Focus Fund

     -    Class I
     -    Class II
     -    Class III

Van Kampen GVIT Multi Sector Bond Fund

     -    Class I
     -    Class III

The share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares" on page 44.

Each Fund employs a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust (GMF), as the Funds' investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for a Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See "Management-Multi-Management Structure" for more information.

FUND SUMMARIES - COMSTOCK GVIT VALUE FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Comstock GVIT Value Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks and securities convertible into common stocks.

GMF has selected Van Kampen Asset Management Inc. (VKAM) as a sub-adviser to manage the Fund's portfolio on a day-to-day basis. Under normal market conditions, VKAM seeks to achieve the Fund's investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies believed by VKAM to possess the potential for capital growth and income. VKAM generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Fund may invest in issuers of small-, medium-, or large-sized companies.

Portfolio securities are typically sold when VKAM's assessments of the capital growth and income potential of such securities materially change and factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID/SMALL CAP RISK. To the extent the Fund invests in securities of medium size or small companies, these investments may be riskier than investments in larger, more established companies. The stocks of medium size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 27.

FUND SUMMARIES - COMSTOCK GVIT VALUE FUND

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPHIC OMMITED]

1998      15.1%
1999      18.5%
2000     -10.6%
2001     -12.2%
2002     -25.1%

Best quarter:      16.2%    4th qtr. of 1998
Worst quarter:    -20.8%    3rd qtr. of 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                        ONE     FIVE      SINCE
                       YEAR    YEARS   INCEPTION(2)
                      -------  ------  ------------
Class I shares(1)     -25.14%  -4.32%        -3.86%
Class II shares(3)    -25.33%  -4.56%        -4.10%
Class IV shares(3)    -25.14%  -4.32%        -3.86%
The S&P 500 Index(4)  -22.10%  -0.59%         0.64%

---------------
1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2002) when the Fund's previous subadviser managed the Fund.

3 These returns through December 31, 2002, are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class IV shares invest in the same portfolio of securities as Class I shares and Class IV shares have similar expenses before any fee waivers or reimbursements. Class II share's annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than the annual returns of Class I shares.

4 The Standard & Poor's 500 Index-an unmanaged index of 500 widely-held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

FUND SUMMARIES - COMSTOCK GVIT VALUE FUND

================================================================================


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND
HOLDING SHARES OF THE FUND.

                                        CLASS I   CLASS II   CLASS IV
                                        --------  ---------  ---------
Shareholder Fees(1)
  (paid directly from your investment)       N/A       N/A        N/A
----------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                          0.80%      0.80%      0.80%
  Distribution and/or
  Service (12b-1) Fees                      None      0.25%       None
  Other Expenses                           0.31%      0.31%      0.31%
======================================================================
TOTAL ANNUAL FUND OPERATING
EXPENSES                                   1.11%      1.36%      1.11%
Amount of Fee Waiver/Expense
  Reimbursements                             N/A      0.16%      0.16%
======================================================================
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS/
REIMBURSEMENTS)(2)                           N/A      1.20%      0.95%

----------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 GMF and the Trust have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 1.20% for the Fund's Class II shares through at least April 30, 2004, and 0.95% for the Fund's Class IV shares through at least October 1, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the expenses of the Class II shares and the Class IV shares of the Fund to exceed the expense limitation noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursements to GMF must be made more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Maintaining the expense limitation for the Class IV shares at 0.95% could, however, cause the Class IV shares to receive an undue benefit to the disadvantage of Class I shares. In order to prevent this circumstance, GMF will voluntarily limit the operating expenses of Class I shares. If GMF must waive or reimburse more than 0.15% for Class IV shares, any additional amount will also have to be waived or reimbursed for Class I shares so that "Net Expense After Waivers" will be 1.10% for Class I shares.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change and any expense limitations for Class II shares through April 30, 2004 and for Class IV shares through October 1, 2004. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

          1 Year   3 Years   5 Years   10 Years
          -------  --------  --------  ---------
Class I   $   113  $    353  $    612  $   1,352
Class II  $   122  $    415  $    729  $   1,621
Class IV  $    97  $    337  $    596  $   1,337

FUND SUMMARIES - DREYFUS GVIT INTERNATIONAL VALUE FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Dreyfus GVIT International Value Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing in equity securities of non-U.S. companies.

GMF, the Fund's investment adviser, has chosen The Dreyfus Corporation ("Dreyfus") to manage the Fund's portfolio on a day-today basis. To achieve its objective, the Fund invests primarily in equity securities of established non-U.S. companies or of companies organized in the United States having their principal activities and interests outside the United States that the subadviser believes have potential for long-term capital appreciation. Many of these securities are non-U.S. dollar denominated securities. The Fund also may invest in other non-U.S. securities, such as those of foreign governments or agencies or instrumentalities of foreign governments.

Dreyfus uses a value-oriented investing strategy to select investments for the Fund. Value-oriented investing involves buying securities that are reasonably priced based upon the cost of the securities compared to their earnings, book value, cash flow they are generating or some other measure of value.

Under normal conditions, the Fund invests in the securities of foreign issuers located (or, in the case of the securities, traded) in at least five different countries, foreign markets, or regions other than the United States. Nonetheless, under certain economic and business conditions the Fund may invest up to 35% of its net assets in the securities of issuers located (or, in the case of the securities, traded) in any one of the following countries:
Australia, Canada, France, Japan, the United Kingdom, or Germany.

The Fund also may invest in securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts. The Fund may invest in restricted securities, which may be restricted as to their resale, including restricted securities eligible for resale to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. The Fund also, under normal market conditions, may invest up to 35% of its net assets in investment-grade debt securities of foreign issuers. Investment-grade debt securities include corporate debt instruments that have been rated within the four highest rating categories by a nationally recognized statistical rating organization (rating agency), such as Standard & Poor's Corporation or Moody's Investor Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. If a rating agency changes a security's rating, it may affect the security's value. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their debt securities investments.

Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the subadviser to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since such countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which these stocks trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FUND SUMMARIES - DREYFUS GVIT INTERNATIONAL VALUE FUND

================================================================================


MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security owned by the Fund may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 27.

PERFORMANCE

The returns depicted below were attained by the Fund's predecessor as a series of the Market Street Fund.

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS IV SHARES(1):

[GRAPHIC OMMITED]

1993      36.1%
1994       0.3%
1995      14.3%
1996      10.9%
1997       9.7%
1998      10.1%
1999      29.3%
2000      -2.8%
2001     -12.2%
2002     -11.1%

Best Quarter:    16.3%    3rd qtr. of 1998
Worst Quarter:  -20.8%    3rd qtr. of 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:(1)

                 ONE     FIVE    TEN
                YEAR    YEARS   YEARS
               -------  ------  ------
Class I(2)     -11.10%   1.59%   7.46%
Class II(2)    -11.32%   1.34%   7.19%
Class III(2)   -11.10%   1.59%   7.46%
Class IV       -11.10%   1.59%   7.46%
EAFE Index(3)  -15.66   -2.61%   4.30%

---------------
1 The Fund's predecessor, the Market Street International Portfolio, commenced operation on November 1, 1991. As of April 28, 2003, the Dreyfus GVIT International Value Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street International Portfolio. At that time the Dreyfus GVIT International Value Fund took on the performance of the Market Street International Portfolio.

2 These returns through December 31, 2002, are based on the performance of the Fund's predecessor which is the same as performance for the Class IV shares and which was achieved prior to the creation of Class I, Class II, and Class III shares. Class IV shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I, Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class IV


                                                                               7

FUND SUMMARIES - DREYFUS GVIT INTERNATIONAL VALUE FUND

================================================================================


     shares produced. This is because Class I, Class II and Class III shares will invest in the same portfolio of securities as Class IV shares and Class I and Class III shares have the same expenses. Class II share's annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 45 for more information.

3 The EAFE Index is a widely recognized, unmanaged index of more than 900 companies from Europe, Australia, Asia, and the Far East. The EAFE Index reflects the prices of these common stocks of these 900 companies translated into U.S. dollars with dividends reinvested net of any foreign taxes.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                               CLASS I   CLASS II   CLASS III   CLASS IV
                               --------  ---------  ----------  ---------
Shareholder Fees(1)
  (paid directly from
  your investment)
  Short-Term Trading Fee
    (as a percentage
    of amount redeemed
    or exchanged)(2)           N/A       N/A             1.00%  N/A
-------------------------------------------------------------------------
Annual Fund
  Operating Expenses
  (deducted from Fund assets)
    Management Fees               0.75%      0.75%       0.75%      0.75%
    Distribution and/or
    Service (12b-1) Fees       None          0.25%  None        None
    Other Expenses(3)             0.26%      0.26%       0.26%      0.26%
=========================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                1.01%      1.26%       1.01%      1.01%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired.

3 "Other Expenses" have been restated to reflect the fees under the fund administration, transfer agency and custody agreements and the administrative services fees applicable to the Fund, but not for the Fund's predecessor during the complete prior fiscal year.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

           1 Year   3 Years   5 Years   10 Years
           -------  --------  --------  ---------
Class I    $   103  $    322  $    558  $   1,236
Class II   $   128  $    400  $    692  $   1,523
Class III  $   103  $    322  $    558  $   1,236
Class IV   $   103  $    322  $    558  $   1,236

FUND SUMMARIES - DREYFUS GVIT MID CAP INDEX FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Dreyfus GVIT Mid Cap Index Fund's investment objective is capital appreciation.

GMF has selected Dreyfus as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund seeks to match the performance of the Standard & Poor's MidCap 400 Index.(1)

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P MidCap 400 Index and in derivative instruments linked to the index.

The Fund attempts to have a correlation between its performance and that of the index of at least 0.95, before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.

The Fund generally invests in all 400 stocks in the S&P MidCap 400 Index in proportion to their weighting in the index. The S&P MidCap 400 Index is composed of 400 stocks of medium-size domestic and some Canadian companies with market capitalizations as of January 31, 2003 ranging between $172 million and $7.3 billion. Due to market fluctuations, the current market capitalization of the companies within the S&P MidCap 400 Index may be higher or lower over time. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The Fund may also use stock index futures as a substitute for the sale or purchase of securities. The Fund may also engage in securities lending in order to generate additional income for the Fund.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down.

----------------
1 "Standard & Poor's MidCap 400 Index" and "S&P" are trademarks of the McGraw-Hill Companies, Inc., which do not sponsor and are in no way affiliated with the Fund.

Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID CAP RISK. The Fund focuses on a more narrow portion of the overall stock market by investing primarily in mid cap companies. Therefore, the impact of these factors on mid cap companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market. The Fund's investments in smaller, mid cap companies may be riskier than investments in larger, more established companies. The stocks of mid cap companies are usually less stable in price and less liquid than the stocks of larger companies.

RISKS RELATED TO INDEX FUNDS. The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchase and redemption of Fund shares. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P MidCap 400 Index as closely as possible, it will tend to underperform the Index to some degree over time.

DERIVATIVES RISK. The Fund may invest in derivatives, particularly stock index futures. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

FUND SUMMARIES - DREYFUS GVIT MID CAP INDEX FUND

================================================================================


SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 27.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variabili ty-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

[GRAPHIC OMMITED]

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

1998      10.8%
1999      20.9%
2000      15.2%
2001      -1.3%
2002     -15.3%

Best quarter:     18.7%   4th qtr. of 1998
Worst quarter:   -16.8%   3rd qtr. of 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                               ONE     FIVE      SINCE
                              YEAR    YEARS   INCEPTION(2)
                             -------  ------  ------------
Class I shares(1)            -15.30%   5.23%         4.99%
Class II shares(3)           -15.52%   4.97%         4.71%
Class III shares(3)          -15.30%   5.23%         4.99%
The S&P MidCap 400 Index(4)  -14.51%   6.41%         7.29%

---------------
1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Fund commenced operations on October 31, 1997. Until September27, 1999, the Fund was actively managed by three subadvisers; since that date, the Fund has been managed as an index fund, and its returns may have been affected by this change in investment strategy.

3 These returns through May 6, 2002 for Class II shares and through December 31, 2002 for Class III shares, are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in the same portfolio of securities as Class I shares, and Class III shares have the same expenses. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 45 for more information.

4 The S&P MidCap 400 Index-an unmanaged index of 400 stocks of medium-size U.S. companies-gives a broad look at how the stock prices of medium-size U.S. companies have performed. Unlike mutual funds, the S&P MidCap 400 Index does not incur expenses. If expenses were included, the actual returns of this Index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                                   CLASS I   CLASS II   CLASS III
                                                   --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from your
  investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                                         N/A       N/A       1.00%
----------------------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                                     0.50%      0.50%       0.50%
  Distribution and/or
    Service (12b-1) Fees                               None      0.25%        None
  Other Expenses                                      0.25%      0.25%       0.25%
==================================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES                                  0.75%      1.00%       0.75%


                                                                              10

FUND SUMMARIES - DREYFUS GVIT MID CAP INDEX FUND

================================================================================

----------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.


EXAMPLE

This example shows what a you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

           1 Year   3 Years   5 Years   10 Years
           -------  --------  --------  ---------
Class I    $    77  $    240  $    417  $     930
Class II   $   102  $    318  $    562  $   1,225
Class III  $    77  $    240  $    417  $     930

FUND SUMMARIES - FEDERATED GVIT HIGH INCOME BOND FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Federated GVIT High Income Bond Fund seeks to provide high current income.

GMF has selected Federated Investment Counseling as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund provides exposure to the high-yield, lower-rated corporate bond market. Under normal conditions, the Fund invests at least 80% of its net assets in corporate bonds that are considered below investment grade (commonly referred to as "junk bonds"). There is no minimum acceptable rating for a security to be purchased or held in the Fund's portfolio.

The subadviser actively manages the Fund's portfolio, seeking to realize the potentially higher returns of high yield bonds by minimizing default risk and other risks through security selection and diversification. Some of the fixed income securities may be convertible into stock of the issuer or otherwise react more closely to movements of the stock market rather than the bond market.

The methods by which the subadviser attempts to reduce the risks involved in lower-rated securities include:

- Credit Research. The subadviser performs its own credit analysis in addition to using rating agencies and other sources, and may have discussions with the issuer's management or other investment analysts regarding issuers. The subadviser performs a credit-intensive, fundamental analysis of the financial records of an issuer which focuses on the financial condition of high yield issuers. In selecting a portfolio security, the subadviser also analyzes the issuer's business and product strength, competitive position and responsiveness to changing business and market conditions, management expertise, and financial condition and anticipated cash flow and earnings to assess whether the security's risk is commensurate with its potential return. In evaluating an issuer, the subadviser places special emphasis on the estimated current value of the issuer's assets rather than its historical cost.

- Diversification. The subadviser invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

- Economic Analysis. The subadviser analyzes current developments and trends in the economy and in the financial markets.

Fundamental analysis drives the sell process.

The fixed income securities that the Fund purchases include corporate debt securities, zero coupon securities, convertible securities and preferred stocks. The Fund may also invest in fixed income securities of issuers based outside the U.S.; however, the securities of foreign issuers in which the Fund invests are primarily traded in the U.S. and are denominated in U.S. dollars.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities owned by the Fund. These risks are particularly strong for junk bonds or other lower-rated securities.

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tends to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in the Fund is subject to the following specific risks:

- Increased price sensitivity to changing interest rates and to adverse economic and business developments
-    Greater risk of loss due to default or declining credit quality
- Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due

FUND SUMMARIES - FEDERATED GVIT HIGH INCOME BOND FUND

================================================================================


- Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Fund.

FOREIGN RISK. To the extent that the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

CALL RISK. Call risk is the possibility that an issuer may redeem a debt security before maturity (call). An increase in the likelihood of a call may reduce the security's price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or other less favorable characteristics.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning page 27.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPHIC OMMITED]

1998      5.8%
1999      3.2%
2000     -8.3%
2001      4.2%
2002      3.2%

Best Quarter:     6.7%   4th qtr. of 2001
Worst Quarter:   -6.6%   4th qtr. of 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:


                                      ONE     FIVE      SINCE
                                      YEAR   YEARS   INCEPTION(2)
                                     ------  ------  ------------
Class I shares(1)                     3.23%   1.50%         1.89%
Class III shares(3)                   3.23%   1.50%         1.89%
Lehman Brothers High Yield Index(4)  -1.41%   0.38%         0.72%

----------------
1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2    The Fund commenced operation on October 31, 1997.

3 These returns through December 31, 2002, are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class III shares will invest in the same portfolio of securities as Class I shares and have the same expenses. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 45 for more information.

4 The Lehman Brothers High Yield Index-an unmanaged index of bonds that are rated below investment grade-gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers High Yield Index does not include expenses. If this Index included expenses, the actual returns of this Index would be lower.

FUND SUMMARIES - FEDERATED GVIT HIGH INCOME BOND FUND

================================================================================


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND
HOLDING SHARES OF THE FUND.

                                        CLASS I   CLASS III
                                        --------  ----------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)                           N/A          1.00%2
------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                          0.70%       0.70%
  Distribution and/or
    Service (12b-1) Fees                None      None
  Other Expenses                           0.28%       0.28%
============================================================
TOTAL ANNUAL FUND OPERATING EXPENSES       0.98%       0.98%

--------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expense are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

           1 Year   3 Years   5 Years   10 Years
           -------  --------  --------  ---------
Class I    $   100  $    312  $    542  $   1,201
Class III  $   100  $    312  $    542  $   1,201

FUND SUMMARIES - GVIT EQUITY 500 INDEX FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The GVIT Equity 500 Index Fund seeks long-term capital appreciation.

GMF, the Fund's investment adviser, has chosen SSgA Funds Management, Inc. ("SSgA") as the subadviser to manage the Fund's portfolio on a day-to-day basis. Under normal conditions, the Fund invests at least 80% of its net assets in common stocks included in the S&P 500 Composite Stock Price Index (the "S&P 500 Index").(1) The S&P 500 Index is a market-weighted index consisting of approximately 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's selects the stocks included in the S&P 500 Index on a market capitalization basis, and the S&P 500 Index is heavily weighted toward stocks with large capitalizations.

The Fund employs a passive management strategy designed to track the stock composition, on a market capitalization basis, of the S&P 500 Index. The subadviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks represented in the S&P 500 Index. The subadviser attempts to achieve a high correlation, generally greater than or equal to 0.95, between the Fund's total return and the total return of the S&P 500 Index, without taking fund (or variable contract) expenses into account.

The Fund expects to substantially replicate the composition of the S&P 500 Index. Because the Fund seeks to invest in assets whose performance matches the performance of the S&P 500 prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. In addition, to the extent necessary to replicate the weightings of a particular industry in the S&P 500 Index, the Fund may invest 25% or more of its total assets in the securities of issuers in the same industry.


----------------
1 "Standard & Poor's", "S&P", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the Statement of Additional Information.

A MARKET-WEIGHTED INDEX is an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with a smaller market capitalization.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which these stocks trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, an increase or decrease in value of an investment in a single issuer may have a greater impact on the Fund's net asset value and total return.

RISKS RELATED TO INDEX FUNDS. The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the S&P 500 Index and the timing of purchase and redemption of Fund shares. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500 Index as closely as possible, it will tend to underperform the Index to some degree over time.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 27.

FUND SUMMARIES - GVIT EQUITY 500 INDEX FUND

================================================================================


PERFORMANCE

The returns depicted below were attained by the Fund in its prior format as a series portfolio of the Market Street Fund.

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS IV SHARES(1):

[GRAPHIC OMMITED]

2001     -12.2%
2002     -22.3%

Best Quarter:     10.5%   4th qtr. of 2001
Worst Quarter:   -17.9%   3rd qtr. of 2001

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                    ONE        YEAR
                   SINCE   INCEPTION(1)
                  -------  ------------
Class I(2)        -22.31%       -14.36%
Class II(2)       -22.51%       -14.57%
Class IV          -22.31%       -14.36%
S&P 500 Index(3)  -22.10%         0.64%

-----------------
1 The Fund's predecessor, the Market Street Equity 500 Index Portfolio, commenced operations on February 7, 2000. As of April 28, 2003, the GVIT Equity Index 500 Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street Equity Index 500 Portfolio. At that time the GVIT Equity Index 500 Fund took on the performance of the Market Street Equity Index 500 Portfolio

2 These returns through December 31, 2002, are based on the performance of the Fund's predecessor which is the same as performance for the Class IV shares and which was achieved prior to the creation of Class I and Class II shares. Class IV shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I or Class II shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class IV shares produced. This is because Class I and Class II shares will invest in the same portfolio of securities as Class IV shares and Class I shares have similar expenses before any fee waivers or reimbursements. Class II share's annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class IV.

3 The Standard & Poor's 500 Index-an unmanaged index of 500 widely-held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

FUND SUMMARIES - GVIT EQUITY 500 INDEX FUND

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.


                                        CLASS I   CLASS II   CLASS IV
                                        --------  ---------  ---------
Shareholder Fees(1)
  (paid directly from your investment)  N/A       N/A        N/A
----------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                          0.24%      0.24%      0.24%
  Distribution and/or Service
    (12b-1) Fees                        None          0.25%  None
  Other Expenses(2)                        0.22%      0.22%      0.22%
======================================================================
TOTAL ANNUAL FUND OPERATING
EXPENSES                                   0.46%      0.71%      0.46%
Amount of Fee Waiver/Expense
  Reimbursement                         N/A       N/A            0.18%
======================================================================
NET EXPENSES AFTER WAIVERS(3)           N/A       N/A            0.28%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 "Other Expenses" have been restated to reflect the fees under the fund administration, transfer agency and custody agreements and the administrative services fees applicable to the Fund, but not for the Fund's predecessor during the complete prior fiscal year.

3 GMF and the Trust have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.28% for the Fund's Class IV shares through October 1, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made was made. Maintaining the expense limitation for the Class IV shares at 0.28% could, however, cause the Class IV shares to receive an undue benefit to the disadvantage of the Class I and/or Class II shares. In order to prevent this circumstance, GMF will voluntarily limit the operating expenses of Class I and Class II shares. If GMF must waive or reimburse more than 0.10% for Class IV shares, any additional amount will have to be waived or reimbursed for all classes, so that "Net Expenses After Waivers" will be 0.38% for Class I shares and 0.63% for Class II shares.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and the expense limitations for Class IV shares through October 1, 2004. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

          1 Year   3 Years   5 Years   10 Years
          -------  --------  --------  ---------
Class I   $    47  $    148  $    258  $     579
Class II  $    73  $    227  $    395  $     883
Class IV  $    29  $    129  $    240  $     562

FUND SUMMARIES - J.P. MORGAN GVIT BALANCED FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The J.P. Morgan GVIT Balanced Fund seeks a high total return from a diversified portfolio of equity and fixed income securities.

GMF has selected J.P. Morgan Investment Management Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund, under normal circumstances, invests at least 50% of its net assets in equity securities and 30% of its net assets in fixed income securities (including U.S. government, corporate, mortgage-backed and asset-backed securities). The equity securities held by the Fund generally are common stocks of large and medium sized companies included in the S&P 500 Index.

The subadviser researches companies' prospects over a relatively long period of time, often as much as five years. Each company is then ranked within its sector by its relative value. The subadviser looks for undervalued companies and sells them when they appear overvalued.

The subadviser focuses on three key investment decisions in attempting to add value through the fixed income portion of the Fund; specifically it concentrates on duration management, sector allocation and sector selection. The fixed income securities held by the Fund will generally be investment grade securities, or unrated securities of comparable quality, although a portion of the Fund's fixed income securities will be invested in securities rated below investment grade (commonly known as junk bonds). All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by Fund management to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

The buy/sell strategy of the subadviser is not limited by the turnover rate of the Fund's portfolio. The subadviser may from time to time participate in frequent portfolio transactions, which will lead to higher transaction costs for the Fund, if it believes that either the long or short term benefits of frequent portfolio trading outweigh such costs.

Investment grade securities are taxable debt securities, including corporate bonds and other debt instruments, that have been rated within the four highest rating categories by a nationally recognized rating agency, such as Standard & Poor's Rating Group or Moody's Investors Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal

FUND SUMMARIES - J.P. MORGAN GVIT BALANCED FUND

================================================================================


when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities owned by the Fund. These risks are particularly strong for junk bonds and other lower rated securities.

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

- increased price sensitivity to changing interest rates and to adverse economic and business developments
-    greater risk of loss due to default or declining credit quality
- greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due
- negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Fund.

PREPAYMENT AND EXTENSION RISK. The issuers of mortgage-backed and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. When mortgage-and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can also make the price and yield of mortgage-and asset-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Extension risk is the risk that payments of principal may occur later than expected, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with investments in U.S. companies. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks increase when investing in issuers located in emerging markets.

PORTFOLIO TURNOVER RISK. The subadviser may engage in active and frequent trading of all or part of the securities held by the Fund if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 27.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variabili ty-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPHIC OMMITED]

1998       8.1%
1999       0.9%
2000      -0.3%
2001      -3.8%
2002     -12.3%

Best Quarter:      6.9%   1st qtr. of 1998
Worst Quarter:    -9.1%   3rd qtr. of 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:


                                 ONE     FIVE      SINCE
                                YEAR    YEARS   INCEPTION(2)
                               -------  ------  ------------
Class I shares(1)              -12.31%  -1.71%        -1.38%
Class IV shares(3)             -12.31%  -1.71%        -1.38%
The S&P 500 Index(4)           -22.10%  -0.59%         0.64%
The Lehman Brothers
Aggregate Bond Index(4)         10.25%   7.55%         7.60%


                                                                              19

FUND SUMMARIES - J.P. MORGAN GVIT BALANCED FUND

================================================================================


----------------
1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2000) when the Fund's previous subadviser managed the Fund.

3 These returns through December 31, 2002, are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar as what Class I shares produced. This is because Class IV shares invest in the same portfolio of securities as Class I shares and have the same expenses before any fee waivers or reimbursements

4 The Standard & Poor's 500 Index-an unmanaged index of 500 widely-held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. The Lehman Brothers Aggregate Bond Index-an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities-gives a broad look at the performance of these securities. Unlike mutual funds, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not include expenses. If these Indices included expenses, their returns would be lower. The Fund contains both equity and fixed income securities in its portfolio. As a result, the Fund's performance should be compared to both indices together rather than to any one index individually.


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND
HOLDING SHARES OF THE FUND.


                                              CLASS I   CLASS IV
                                              --------  ---------
Shareholder Fees(1)
  (paid directly from your investment)        N/A       N/A
-----------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                                0.73%      0.73%
  Distribution and/or
    Service (12b-1) Fees                      None      None
  Other Expenses                                 0.27%      0.27%
=================================================================
TOTAL ANNUAL FUND OPERATING EXPENSES             1.00%      1.00%

Amount of Fee Waiver/Expense Reimbursements   N/A           0.09%
=================================================================
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)                   1.00%   0.91%(2)

----------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 GMF and the Trust have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.91% for the Fund's Class IV shares through at least October 1, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the expenses of the Class IV shares of the Fund to exceed the expense limitation noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell of your all shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change and the expense limitations for Class IV shares through October 1, 2004. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

          1 Year   3 Years   5 Years   10 Years
          -------  --------  --------  ---------
Class I   $   102  $    318  $    552  $   1,225
Class IV  $    93  $    309  $    544  $   1,216

FUND SUMMARIES - TURNER GVIT GROWTH FOCUS FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Turner GVIT Growth Focus Fund seeks long term capital appreciation.

GMF, the Fund's investment adviser, has chosen Turner Investment Partners, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests primarily in U.S. common stocks, American Depositary Receipts ("ADRs") and foreign companies that demonstrate strong earnings growth potential. The subadviser generally intends to be fully invested in these securities. The subadviser selects stocks that it believes have strong earnings growth potential by employing quantitative and fundamental research techniques. It invests in companies with strong earnings dynamics and sells those with deteriorating earnings prospects. The subadviser believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk.

The Fund may invest in equity securities of companies of any size regardless of market capitalization, industry, sector or country of organization, therefore, it may invest in both older, more well-established companies and in smaller, emerging growth companies. The Fund is non-diversified and typically focuses its investments in a core group of 15 to 30 common stocks. While it will not concentrate its investments in any one industry, the Fund may from time to time have significant exposure to one or more sectors of the economy, such as the technology sector.

The subadviser's buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. The subadviser may participate in frequent portfolio transactions, which will lead to higher transaction costs, if the subadviser believes that either the long-or the short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID/SMALL CAP RISK. To the extent the Fund invests in securities of medium size or small companies, these investments may be riskier than investments in larger, more established companies. The stocks of medium-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since the Fund normally uses a core portfolio of 15 to 30 stocks, this risk may be increased.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

SECTOR RISK. Companies that are generally in the same industry may be grouped together in broad categories called sectors. Sector risk is the risk that a certain sector of the economy (e.g., the health care or entertainment industry) may perform differently than other sectors or the market as a whole. As the subadviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector and the value of the Fund's investments may be more volatile than other funds that invest in a broader range of securities across different sectors.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor

FUND SUMMARIES - TURNER GVIT GROWTH FOCUS FUND

================================================================================


value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

PORTFOLIO TURNOVER RISK. The subadviser may engage in active and frequent trading of all or a part of the securities held by the Fund if it believes doing so is in the best interest of the Fund. In addition, with respect to this Fund, a significant amount of portfolio turnover has been the result of short-term trading of the Fund's shares. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 27.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total return shown in the bar does not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

[GRAPHIC OMMITED]

ANNUAL TOTAL RETURN-CLASS I SHARES(1):

2001     -39.0%
2002     -42.9%

Best quarter:     21.3%   4th qtr. of 2001
Worst quarter:   -39.0%   4th qtr. of 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                                ONE       SINCE
                               YEAR    INCEPTION(2)
                              -------  ------------
Class I shares(1)             -42.86%       -46.58%
Class II shares(3)            -43.00%       -46.72%
Class III shares(3)           -42.31%       -46.38%
Russell 1000 Growth Index(4)  -27.88%       -28.84%

----------------
1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2    The Fund commenced operations on June 30, 2000.

3 These returns through December 31, 2002 for Class II shares and through May 2, 2002 for Class III shares, are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in the same portfolio of securities as Class I shares, and Class III shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 45 for more information.

4 The Russell 1000 Growth Index is an unmanaged index of those Russell 1000 companies with higher price-to-book ratios (the price of the company's stock compared to the value of the company) and higher forecasted growth values (as of June 30, 2002, the market capitalization range of securities in the Russell 1000 was $1.3 billion to $309 billion). These returns do not include the effect of expenses. If expenses were included, the actual returns of this Index would be lower.

FUND SUMMARIES - TURNER GVIT GROWTH FOCUS FUND

================================================================================


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND
HOLDING SHARES OF THE FUND.

                                        CLASS I   CLASS II   CLASS III
                                        --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                        N/A       N/A             1.00%
-----------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                          0.80%      0.80%       0.80%
  Distribution and/or
    Service (12b-1) Fees                   0.00%      0.25%       0.00%
  Other Expenses                           0.25%      0.27%       0.27%
=======================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES(3)                    1.05%      1.32%       1.07%

----------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 GMF has agreed to waive management fees and, if necessary, to reimburse the Fund for the cost of "Other Expenses" so that operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) will not exceed 1.35% for the Class I, Class II and Class III shares. If the maximum amount of Rule 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.60% for Class I shares and Class III shares and 1.85% for Class II shares before GMF would be required to limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitation noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first three years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, the Fund's operating expenses will not change and the expense limitations for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 Year   3 Years   5 Years   10 Years
           -------  --------  --------  ---------
Class I    $   107  $    334  $    579  $   1,283
Class II   $   134  $    418  $    723  $   1,590
Class III  $   109  $    340  $    590  $   1,306

FUND SUMMARIES - VAN KAMPEN GVIT MULTI SECTOR BOND FUND
                 (FORMERLY MAS GVIT MULTI SECTOR BOND FUND)

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OBJECTIVE AND PRINCIPAL STRATEGIES

The primary objective of the Van Kampen GVIT Multi Sector Bond Fund is to seek above average total return over a market cycle of three to five years.

GMF has selected Morgan Stanley Investment Management Inc. (which does business in certain instances, including with respect to the Fund, using the name Van Kampen) as a subadviser to manage the Fund's portfolio on a day-to-day basis. Under normal conditions, the Fund invests at least 80% of its net assets in fixed income securities. The Fund invests in a diversified portfolio of U.S. and foreign fixed income securities, including high yield securities (commonly referred to as "junk bonds") and emerging markets securities. The subadviser will use futures, swaps and other derivatives in managing the Fund.

The subadviser determines the Fund's overall maturity and duration targets and sector allocations. The portfolio managers then select particular securities for the Fund in various sectors within those overall guidelines. The subadviser may increase or decrease the Fund's exposure to interest rate changes based on its outlook for the economy, interest rates and inflation. The Fund invests varying amounts in U.S. and foreign securities (including emerging market securities), and investment grade and high yield securities, based on the subadviser's perception of their relative values.

The subadviser's buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. The subadviser may participate in frequent portfolio transactions, which will lead to higher transaction costs, if the subadviser believes that either the long-or the short-term benefits of frequent portfolio trading outweigh such costs.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. These risks are particularly strong for junk bonds and other lower rated securities.

PREPAYMENT AND EXTENSION RISK. The issuers of mortgage-backed and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. When mortgage-and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can also make the price and yield of mortgage-and asset-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Extension risk is the risk that payments of principal may occur later than expected, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since the countries may have unstable governments, more volatile currencies and less established markets.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or

FUND SUMMARIES - VAN KAMPEN GVIT MULTI SECTOR BOND FUND
                 (FORMERLY MAS GVIT MULTI SECTOR BOND FUND)

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interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

- Increased price sensitivity to changing interest rates and to adverse economic and business developments

-    Greater risk of loss due to default or declining credit quality

- Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due

- Negative market sentiment towards high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Fund.

CALL RISK. Call risk is the possibility that an issuer may redeem a debt security before maturity (call). An increase in the likelihood of a call may reduce the security's price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PORTFOLIO TURNOVER RISK. The subadviser may engage in active and frequent trading of all or part of the securities held by the Fund if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 27.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPHIC OMMITED]

1998     2.6%
1999     1.6%
2000     5.6%
2001     4.2%
2002     7.2%

Best Quarter:   4.2% 4th qtr. of 2002
Worst Quarter: -2.0% 3rd qtr. of 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:


                             ONE     FIVE      SINCE
                             YEAR   YEARS   INCEPTION(2)
                            ------  ------  ------------
Class I shares(1)            7.21%   4.22%         4.29%
Class III shares(3)          7.21%   4.22%         4.29%
Lehman Brothers Aggregate
  Bond Index(4)             10.25%   7.55%         7.60%

----------------
1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2000) when the Fund's previous subadviser managed the Fund. On April 28, 2003, Morgan Stanley Investment Management Inc. took over from its affiliate, Morgan Stanley Investments L.P., as the Fund's subadviser.

3 These returns through December 31, 2002, are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class III shares had the same fee waivers or reimbursements and been in existence during these


                                                                              25

FUND SUMMARIES - VAN KAMPEN GVIT MULTI SECTOR BOND FUND
                 (FORMERLY MAS GVIT MULTI SECTOR BOND FUND)

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     periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class III shares will invest in the same portfolio of securities as Class I shares and have the same expenses. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 45 for more information.

4 The Lehman Brothers Aggregate Bond Index-an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities-gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers Aggregate Bond Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND
HOLDING SHARES OF THE FUND.

                                        CLASS I   CLASS III
                                        --------  ----------
Shareholder Fees(1)
  (paid directly from your investment)       N/A       1.00%
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                            None       1.00%
------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                          0.75%       0.75%
  Distribution and/or
    Service (12b-1) Fees                    None        None
  Other Expenses                           0.27%       0.27%
============================================================
TOTAL ANNUAL FUND OPERATING EXPENSES       1.02%       1.02%

----------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

           1 Year   3 Years   5 Years   10 Years
           -------  --------  --------  ---------
Class I    $   104  $    325  $    563  $   1,248
Class III  $   104  $    325  $    563  $   1,248

MORE ABOUT THE FUNDS

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TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;

(3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Funds including the Funds' other investment techniques. To obtain copy of the SAI, see the back cover.

GROWTH AND VALUE STOCKS (ALL FUNDS EXCEPT MULTI SECTOR BOND AND HIGH INCOME
BOND). Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. In comparison, a growth stock's price may be more directly linked to market developments than a value stock's price. However, value stocks tend to have higher dividend yields than growth stocks. This means they depend less on price changes for returns. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.

PREFERRED STOCK (HIGH INCOME BOND). Preferred stocks are a type of equity security. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. However, because of their dividend feature, preferred stocks may not fluctuate in value as much as the issuer's common stock unless the preferred stock is convertible into such common stock. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

The decision for the Fund to invest in the preferred stock of a company rather than (or in addition to) its common stock is dictated by market conditions. In addition, in some markets, preferred stock may be more liquid than common stock, enabling the Fund to sell the preferred stock more readily at the desired price while also incurring lower transaction costs (such as brokerage commissions).

CONVERTIBLE SECURITIES (COMSTOCK, HIGH INCOME BOND).

Convertible securities-also known as convertibles-include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

ZERO COUPON SECURITIES (HIGH INCOME BOND). Zero coupon securities pay no interest during the life of the security, and are

MORE ABOUT THE FUNDS

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issued by a wide variety of corporate and governmental issuers. Certain zero coupon securities are sold at a deep discount.

Zero coupon securities may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments. Their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates than the value of bonds that make regular interest payments. Although they are not traded on a national securities exchange, they are widely traded by brokers and dealers, and are considered liquid. Investors in zero coupon securities are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. So, to avoid federal income tax liability, a Fund may be required to make distributions to share-holders and may have to sell some of its assets at inappropriate times in order to generate cash to make distributions.

FLOATING AND VARIABLE RATE SECURITIES (BALANCED, MULTI SECTOR BOND, HIGH INCOME BOND, INTERNATIONAL VALUE). Floating-and variable-rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), but the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating-or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other securities. In addition, because they may be callable, these securities are also subject to the risk that the principal amount will be repaid prior to the stated maturity and that the repaid principal will be reinvested when the market is offering lower interest rates, reducing a Fund's income. A Fund will only purchase floating-and variable-rate securities of the same quality as the securities it would otherwise purchase.

U.S. GOVERNMENT SECURITIES (BALANCED, MULTI SECTOR BOND).

These securities include Treasury bills, notes, and bonds, securities issued or guaranteed by the U.S. government and securities issued by

U.S. government agencies, including:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States

-    The Federal Home Loan Banks

-    The Federal National Mortgage Association (FNMA)

- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC)

-    The Federal Farm Credit Banks.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. With respect to credit risk, securities issued by some government agencies are only backed by the issuing agency, and do contain some credit risk. Securities issued and backed by the U.S. government are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (BALANCED, MULTI SECTOR BOND). U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates, as their collateral. CMOs can be issued by U.S. government agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, home-owners may refinance their loans and the mortgage-backed security will be paid off sooner than anticipated. Reinvesting the returned principal when the market is offering lower interest rates would reduce the Fund's income. Prepayment risk also means the possibility of losing principal as a result of faster than anticipated prepayments of securities purchased at a premium. Mortgage-backed securities are also subject to extension risk as described above if rates increase and pre-payments slow. When prepayments slow, mortgage-backed securities secured by such loans will not be paid off as soon as the subadviser expected. This can affect the maturity and volatility of the Fund and cause the Fund to be locked into securities with lower interest rates for longer periods of time.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are subject to interest rate, credit and prepayment risks like mortgage-backed securities.

DERIVATIVES (MID CAP INDEX, COMSTOCK, MULTI SECTOR BOND).

A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a

MORE ABOUT THE FUNDS

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futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

SOVEREIGN DEBT (MULTI SECTOR BOND). Sovereign debt includes:

- Fixed income securities issued or guaranteed by foreign governments and governmental agencies

- Fixed income securities issued by government owned, controlled or sponsored foreign entities

- Debt securities issued by entities created to restructure the fixed income securities issued by any of the above issuers

- Brady Bonds, which are debt securities issued under the frame-work of the Brady Plan as a means for debtor nations to restructure their outstanding external debt

- Participations in loans between foreign governments and financial institutions

- Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

SHORT SALES (GROWTH FOCUS). In selling a stock which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

DEPOSITARY RECEIPTS (INTERNATIONAL VALUE, GROWTH FOCUS). The Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (ADRs). ADRs may not necessarily be denominated in the same currency as the underlying securities which they represent. In addition, the issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of securities issued by a foreign corporation. ADRs which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

PRINCIPAL RISKS

SMALL CAP RISK (COMSTOCK, GROWTH FOCUS). Generally, investments in smaller companies involve greater risks, including risk of loss of some or all of the investment, than investments in large and more established companies. In addition, the securities of small cap companies historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. Certain small cap companies in which the Funds invest are in the technology and biotechnology industries. Small cap companies in these industries may be subject to more abrupt or erratic price movements than small cap companies in other industries.

In addition, small cap companies may:

-    Lack depth of management

-    Lack a proven track record

-    Be unable to generate funds necessary for growth or development

- Be developing or marketing new products or services for which markets are not yet established and may never become established

-    Market products or services which may become quickly obsolete.

Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK (BALANCED, MID CAP GROWTH, GROWTH FOCUS, MULTI SECTOR BOND, HIGH INCOME BOND, COMSTOCK INTERNATIONAL VALUE). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chance that a Fund may lose money.

COUNTRY-General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes or other taxation issues and certain custody and settlement risks.

FOREIGN MARKETS-A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for a Fund to buy and

MORE ABOUT THE FUNDS

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sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. The factors can reduce the amount the Fund can earn on its investments.

GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS-Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

CURRENCY-Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to

U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends out to its shareholders.

MANAGEMENT

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MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following is management's discussion of the performance of the Funds for the year ended December 31, 2002. This discussion provides an overview of the economy and how it affected the Funds during the year ended December 31, 2002. It also provides a look into the then current investment techniques and strategies of, and the outlook for, each Fund from the perspective of the Fund's subadviser (from early in 2003). The outlook foreseen by the portfolio managers may or may not be realized.

COMSTOCK GVIT VALUE FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -25.14% versus -22.10% for its benchmark, the S&P 500 Index.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED PERFORMANCE?

Accounting scandals, economic concerns and global tensions weighed heavily on U.S. and global stock markets throughout the year. In the corporate arena, lack of capital expenditures hindered the economic recovery while weak earnings results and mistrust of financial statements fueled negative market sentiment. In this difficult environment, the Fund continued to focus on bottom-up stock selection through diligent fundamental analysis.

The three primary contributors to portfolio performance were 1) stock selection and an overweight position in the energy sector; 2) stock selection in the materials sector; and 3) an overweight position in the consumer staples sector, which benefited when investors sought a defensive haven. Key detractors were telecommunications services, information technology and utilities. Telecommunications, in particular, was hit extremely hard as companies in that sector struggled with too much debt and limited pricing power. Utilities also suffered from these two negative factors. The information technology sector was hamstrung by companies' unwillingness to make capital expenditures, a key factor in the profitability of technology companies.

DESCRIBE THE FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD.

There were no major changes to the Fund's top holdings. The Fund benefited from a broad-based rally in the oversold technology and telecommunications sectors. We remain overweight in the health-care sector. The Fund follows a long-term strategy in a short-term environment. The possibility of continued volatility and uncertainty is real, which makes such a strategy even more important. Many great investment opportunities have been emerged from uncertainty, which points to optimism for the future.

HOW IS THE FUND POSITIONED?

We have increased the portfolio's allocation to the health-care sector and it is significantly overweight in that area. Our focus has been on large pharmaceutical companies whose valuations became very attractive after the stocks were oversold amid investor concerns about patent expirations. The portfolio remains slightly overweight in the telecommunications and technology sectors.

The portfolio remains significantly underweight in financial companies due to our concerns about default issues and lack of attractive valuations. In the near term, we are likely to maintain the portfolio's underweight position in financial services, although we did increase the position somewhat in the latter part of the year. We have decreased the portfolio's allocation to utilities and slightly reduced its holdings of consumer discretionary and energy stocks.

We are cautiously optimistic about stock performance for 2003, despite economic concerns and global tensions that still weigh on the market. During the past year, many companies reduced costs and inventories in order to increase operating earnings and improve their positioning for an economic recovery. This could help to turn the market upward; however we still believe corporate profits and stock price returns will be modest.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
                  COMSTOCK GVIT VALUE FUND (CLASS I SHARES) AND
                            THE S&P 500 INDEX(1,2,3)

                                 [GRAPHIC OMMITED]

Fund Inception/   GVIT Fund Growth of $10,000  Benchmark Growth of $10,000
Previous 10 Yrs.      COMSTOCK GVIT VALUE             S&P 500 INDEX
----------------  ---------------------------  ---------------------------

10/31/1997                             10,000                       10,000
12/31/1997                             10,177                       10,643
12/31/1998                             11,717                       13,685
12/31/1999                             13,884                       16,565
12/31/2000                             12,409                       15,057
12/31/2001                             10,901                       13,267
12/31/2002                              8,160                       10,335

           COMSTOCK GVIT VALUE FUND
          Average Annual Total Returns
        Periods ended December 31, 2002

                    1 Year   5 Years   Life(3)
                    -------  --------  -------
Class I shares      -25.14%    -4.32%   -3.86%
Class II shares(5)  -25.33%    -4.56%   -4.10%
Class IV shares(5)  -25.14%    -4.32%   -3.86%

MANAGEMENT

================================================================================


----------------
1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Standard & Poor's 500 Index-an unmanaged index of 500 widely-held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not include expenses. If expenses were deducted, the actual returns of this Index would be lower.

3 The performance shown includes performance for a period (prior to May 1, 2002) when the Fund had a subadviser other than the Fund's current subadviser.

4    The Comstock GVIT Value Fund commenced operations October 31, 1997.

5 These returns are through December 31, 2002, are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class IV shares invest in the same portfolio of securities as Class I shares and have similar expenses before any fee waivers or reimbursements. Class II shares annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than the annual returns of Class I shares.

Past performance is not predictive of future performance.

DREYFUS GVIT INTERNATIONAL VALUE FUND*

The Dreyfus GVIT International Value Fund delivered a -11.10% total return during the 12 months ended December 31, 2002. That compared to a -15.66% return for the Morgan Stanley Capital International, Europe Australasia and Far East
(EAFE) Index.

The Boston Company, LLC acts as sub-adviser to the Fund, performing the day-to-day management of the Fund. The firm employs a disciplined approach to global value investing in pursuit of superior performance with reduced volatility.

Global stock markets performed poorly during most of the year, due to a range of factors including corporate accounting scandals in the

U.S., weak corporate earnings, and political uncertainty. European markets suffered from continued weakness in the telecommunications sector, poor economic conditions in Germany and labor disputes in many European nations. Asian markets also suffered losses, despite a brief rebound in Japan.

---------------
* Because the Market Street International Portfolio was reorganized into the Dreyfus GVIT International Value Fund as of April 28, 2003, the management's discussion of the performance of the Dreyfus GVIT International Value Fund is in regard to the predecessor portfolio for the fiscal year ended December 31, 2002.

Stocks rebounded early in the fourth quarter, with strong gains in telecommunications and technology shares, and a surge in financial companies whose fortunes are closely tied to global financial markets. Strong gains in Nokia sent Finland higher, and France rose on speculation about consolidation in the banking industry as well as a pick-up in the technology sector. Emerging markets rose with higher commodity prices. Japanese stocks declined amid that country's general economic woes and uncertainty.

The Fund's out-performance during first half of the 12-month period reflected strong stock and sector selection, especially in Japan, France, and the United Kingdom. The Fund did not keep pace with the rally during the early part of the fourth quarter, because we remained cautious about prospects for the technology and telecommunications shares that led the rebound. However, the Fund finished the period on a positive note, performing in line with its benchmark.

Growing geopolitical tension, declining consumer confidence and mixed economic news continue to generate an atmosphere of uncertainty and volatility. We remain focused on identifying overlooked opportunities in developed and emerging markets. The decline in stock prices during December generated several interesting investment opportunities. We have selectively taken profits in stocks with strong relative performance, such as Unilever, and reinvested in stocks of similarly high-quality companies that are trading at more attractive multiples, such as Nestle. We are monitoring the telecommunications and technology sectors, paying close attention to price risk, balance-sheet quality, and longer-term demand fundamentals. In addition, we are researching companies with limited price risk whose prospects depend upon an economic recovery, such as chemical and base metal companies. The recent drop in pharmaceutical shares amid pending regulatory changes and competition from generic-drug makers has created buying opportunities in shares of businesses with strong product lines.

The largest country holdings (as a percentage of net assets) of the Fund include:

Sector                                          Approximate Fund %
------------------------------------------------------------------
Japan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23%
United Kingdom . . . . . . . . . . . . . . . . . . . . . . . . 19%
Netherlands. . . . . . . . . . . . . . . . . . . . . . . . . .  8%
France . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8%
Germany. . . . . . . . . . . . . . . . . . . . . . . . . . . .  7%
Switzerland. . . . . . . . . . . . . . . . . . . . . . . . . .  6%
Italy. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4%

MANAGEMENT

================================================================================


[GRAPHIC OMMITED]

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
             DREYFUS GVIT INTERNATIONAL VALUE FUND (CLASS IV SHARES)
                             AND THE EAFE INDEX(1,2)


Fund Inception/    GVIT Fund Growth of $10,000   Benchmark Growth of $10,000
Previous 10 Yrs.  DREYFUS GVIT INTERNAT'L VALUE        MSCI EAFE INDEX
----------------  -----------------------------  ---------------------------

12/31/1992                               10,000                       10,000
12/31/1993                               13,611                       13,295
12/31/1994                               13,647                       14,366
12/31/1995                               15,600                       16,026
12/31/1996                               17,299                       17,045
12/31/1997                               18,970                       17,396
12/31/1998                               20,892                       20,933
12/31/1999                               27,019                       26,647
12/31/2000                               26,296                       22,928
12/31/2001                               23,089                       18,066
12/31/2002                               20,527                       15,237

           DREYFUS GVIT INTERNATIONAL VALUE FUND
Average Annual Total Returns Periods ended December 31, 2002


                     1 Year   5 Years   Life(3)
                     -------  --------  -------
Class I shares(4)    -11.10%     1.59%    7.46%
Class II shares(4)   -11.32%     1.34%    7.19%
Class III shares(4)  -11.10%     1.59%    7.46%
Class IV shares      -11.10%     1.59%    7.46%

----------------
1 The calculations in the graph assume the reinvestment of dividends and distributions.

2 The EAFE Index is a widely recognized, unmanaged index of more than 900 companies from Europe, Australia, Asia and the Far East. The EAFE Index reflects the prices of the common stocks of these 900 companies translated into U.S. dollars with dividends reinvested net of any foreign taxes. Unlike mutual funds, the EAFE Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3 The Fund's predecessor, Market Street International Portfolio, commenced operations on November 1, 1991. As of April 28, 2003, the Dreyfus GVIT International Value Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street International Portfolio. At that time, the Dreyfus GVIT International Value Fund took on the performance of the Market Street International Portfolio.

4 These returns through December 31, 2002, are based on the performance of the Fund's predecessor which is the same as performance for the Class IV shares and which was achieved prior to the creation of Class I, Class II, and Class III shares. Class IV shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I, Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class IV shares produced. This is because Class I, Class II and Class III shares will invest in the same portfolio of securities as Class IV shares and Class I and Class III shares have the same expenses. Class II share's annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 45 for more information.

Past performance is not predictive of future performance.

DREYFUS GVIT MID CAP INDEX FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -15.30% versus -14.51% for the S&P MidCap 400 Index, its benchmark.

DID THE FUND MEET ITS GOAL OF REPLICATING THE BENCHMARK?

The Fund tracked the return of the S&P MidCap 400 Index for the year ended December 31, 2002. Fund expenses and trading costs primarily account for the difference between the Fund's performance and that of the Index.

LIST THE TOP AND WORST-PERFORMING INDUSTRIES AND STOCKS.

Among the top-performing industries in the Index were thrift institutions, oil services and publishing. The top-performing securities for the year were The Washington Post Co., Symantec Corp., Golden State Bancorp Inc., Coach Inc. and Apollo Group, Inc.

Among the index's worst performing industries were semiconductors, drugs and electronic equipment. The worst-performing securities were IDEC Pharmaceuticals Corp., Millennium Pharmaceuticals Inc., Aquila, Sepracor Inc., and Atmel Corp.

WHAT IS THE OUTLOOK FOR THE FUND?

There were no significant changes for the year. The Fund is designed to passively replicate the middle-capitalization U.S. equity market, as represented by the S&P MidCap 400 Index. The portfolio employs a strategy of full replication, which entails holding each stock in direct proportion to its weight in the Index. S&P MidCap 400 futures are used to efficiently manage cash flows.

MANAGEMENT

================================================================================



             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
                DREYFUS GVIT MID CAP INDEX FUND (CLASS I SHARES)
                        AND THE S&P MIDCAP 400 INDEX(1,2)

                              [GRAPHIC OMMITED]


Fund Inception/   GVIT Fund Growth of $10,000  Benchmark Growth of $10,000
Previous 10 Yrs.  DREYFUS GVIT MID CAP INDEX      S&P MIDCAP 400 INDEX
----------------  ---------------------------  ---------------------------

10/31/1997                             10,000                       10,000
12/31/1997                              9,964                       10,542
12/31/1998                             11,041                       12,557
12/31/1999                             13,351                       14,406
12/31/2000                             15,381                       16,928
12/31/2001                             15,181                       16,825
12/31/2002                             12,858                       14,384

        DREYFUS GVIT MID CAP INDEX FUND(3)
          Average Annual Total Returns
        Periods ended December 31, 2002

                     1 Year   5 Years   Life(3)
                     -------  --------  -------
Class I shares       -15.30%     5.23%    4.99%
Class II shares(4)   -15.52%     4.97%    4.71%
Class III shares(4)  -15.30%     5.23%    4.99%

----------------
1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The S&P MidCap 400 Index-an unmanaged index of 400 stocks of medium-size U.S. companies and some Canadian companies-gives a broad look at how the stock prices of medium-size U.S. companies have performed. Unlike mutual funds, the S&P MidCap 400 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3 The Fund commenced operations on October 31, 1997. Until September 27, 1999, the Fund was actively managed by three subadvisers; since that date, the Fund has been managed as an index fund, and its returns may have been affected by this change in investment strategy.

4 These returns through May 6, 2002 for Class II shares and through December 31, 2002 for Class III shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares will invest in, the same portfolio of securities as Class I shares, and Class III shares have the same expenses. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares-Short-Term Trading Fees" on page 45 for more information.

Past performance is not predictive of future performance.

FEDERATED GVIT HIGH INCOME BOND FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Federated GVIT High Income Bond Fund outperformed, returning 3.23% versus -1.41% for its benchmark, the Lehman Brothers High Yield Index.

WHAT MACROECONOMIC FACTORS INFLUENCED PERFORMANCE?

The Fund's strong relative performance was largely attributable to good security selection.

WHAT PORTFOLIO ATTRIBUTES AFFECTED PERFORMANCE?

The Fund was helped significantly by its underweight in securities in the wireline telecommunications sector, which returned -50.03% during the year; and the utilities sector, which had a market return of - 13.24%; and no exposure to the airline sector, which had a market return of -29.27%. Overweight positions in consumer products, lodging, and gaming, which all saw strong positive returns, also helped performance relative to the benchmark. Within the wireless telecommunications sector, which returned -3.59%, the Fund benefited from substantial overweights in Nextel Communications, Inc. and AT&T Wireless; both had positive returns in excess of 20%. Within the utility sector, the Fund experienced good relative performance as its holdings in Caithness Energy, LLC, CMS Energy Corp., and Public Service Enterprise Group Inc. all outperformed the sector.

Other issues that outperformed during the year included: Allied Holdings Inc., (ground transportation); Eagle-Picher Industries, Inc. (conglomerates); Hexcel Corp. (industrial products); and Primedia Inc. (publishing).

On the negative side, the Fund's performance was hurt by underperfoming holdings in Charter Communications and NTL Inc., (cable television); AirGate PCS, Inc. and Alamosa PCS, (wireless communications), Calpine (utilities); Foamex L.P. (chemicals); and Land O'Lakes Inc. (food products).

HOW IS THE FUND POSITIONED?

The Fund remains overweight in the food, consumer products, health-care and lodging sectors, while it is underweight in wireline telecommunications, utilities and technology, especially communications technology. We have modestly increased Fund exposure to the utility sector (although still a major underweight). This sector is now the largest industry in the high-yield market, given the substantial amount of investment-grade paper that has been downgraded during the past six months. We believe selectivity in utilities will be a key determinant of 2003 performance.

MANAGEMENT

================================================================================


Given the fourth-quarter 2002 strength in semi-distressed names, we reduced our exposure to names such as Revlon Inc., whose issuer fundamentals did not match its security price gains. We were fairly active in the new-issue market in the fourth quarter as new issues appeared more attractive than secondary names.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
              FEDERATED GVIT HIGH INCOME BOND FUND (CLASS I SHARES)
                  AND THE LEHMAN BROTHERS HIGH YIELD INDEX(1,2)

                                 [GRAPHIC OMMITED]

Fund Inception/   GVIT Fund Growth of $10,000   Benchmark Growth of $10,000
Previous 10 Yrs.  FEDERATED GVIT HIGH INC BOND      LB HIGH YIELD INDEX
----------------  ----------------------------  ---------------------------

10/31/1997                              10,000                       10,000
12/31/1997                              10,228                       10,185
12/31/1998                              10,821                       10,375
12/31/1999                              11,166                       10,623
12/31/2000                              10,242                       10,000
12/31/2001                              10,674                       10,528
12/31/2002                              11,018                       10,384

      FEDERATED GVIT HIGH INCOME BOND FUND
          Average Annual Total Returns
        Periods ended December 31, 2002

                     1 Year   5 Years   Life(3)
                     -------  --------  -------
Class I shares         3.23%     1.50%    1.89%
Class III shares(4)    3.23%     1.50%    1.89%

----------------
1 The calculations in the graph assume the reinvestment of dividends and distributions.

2 The Lehman Brothers High Yield Index-an unmanaged index of bonds that are rated below investment grade-gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers High Yield Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3    The Federated GVIT High Income Bond Fund commenced operations October 31,
     1997.

4 These returns through December 31, 2002 are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been similar, except as noted below, as what Class I shares produced. This is because Class III shares will invest in the same portfolio of securities as Class I shares and have the same expenses. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 45 for more information.

Past performance is not predictive of future performance.

GVIT EQUITY 500 INDEX FUND*

The GVIT Equity 500 Index Fund's total return during the 12 months ended December 31, 2002 was -22.31%. The Fund's benchmark, the S&P 500 Index, posted a -22.10% return. State Street Global Investments has managed the Fund since its inception on February 7, 2000.

The S&P 500 posted its worst loss since 1974, and endured its third consecutive annual loss for the first time since 1941, despite rebounding 8.44% during the fourth quarter. Concerns about the economy, corporate governance, terrorism, and war with Iraq weighed heavily on the markets in 2002.

For the year, most market sectors posted losses. Telecommunications and technology, the best performers during the fourth quarter, lost more than 34% and 37%, respectively, for the year. Information technology alone accounted for a 6% decline in the broad index. The best-performing sectors were materials and consumer staples, which together accounted for less than a 1% decline in the index. There were 25 sector turnovers during the year, down from 30 in 2001 and 58 in 2000.

Looking forward, while some concerns have been dealt with, unknowns related to terrorism and war with Iraq persist and remain hurdles that the market will need to overcome.

The largest sector holdings (as a percentage of net assets) of the Fund include:

Sector**                                 Approximate Fund %
-----------------------------------------------------------
Drugs & Health Care. . . . . . . . . . . . . . . . . . .12%
Banks. . . . . . . . . . . . . . . . . . . . . . . . . . 7%
Finance. . . . . . . . . . . . . . . . . . . . . . . . . 7%
Communication. . . . . . . . . . . . . . . . . . . . . . 6%
Retail Merchandising . . . . . . . . . . . . . . . . . . 6%
Oil & Gas. . . . . . . . . . . . . . . . . . . . . . . . 6%

The Fund is passively managed to replicate the S&P 500 Index by holding each company in the Index at its approximate capitalization weight. This strategy allows the fund to closely mirror the performance of the S&P 500 Index, although minor differences may occur, caused by factors such as Portfolio cash flow and trading expenses.

The Fund will continue to remain fully invested in the S&P 500 Index. Thus, Fund performance will be dictated by the performance of the S&P 500 Index.

---------------
* Because the Market Street Equity 500 Index Portfolio was reorganized into the GVIT Equity 500 Index Fund as of April 28, 2003, the management's discussion of the performance of the GVIT Equity 500 Index Fund is in regard to the predecessor portfolio for the fiscal year ended December 31, 2002.

**   Portfolio composition is subject to change.

MANAGEMENT

================================================================================


                 COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT
               IN THE GVIT EQUITY 500 INDEX FUND (CLASS IV SHARES)
                           AND THE S&P 500 INDEX(1,2)

                                 [GRAPHIC OMMITED]

Fund Inception/   GVIT Fund Growth of $10,000  Benchmark Growth of $10,000
Previous 10 Yrs.     GVIT EQUITY 500 INDEX            S&P 500 INDEX
----------------  ---------------------------  ---------------------------

2/7/2000                               10,000                       10,000
12/31/2000                              9,360                        9,570
12/31/2001                              8,214                        8,433
12/31/2002                              6,381                        6,569

      GVIT EQUITY 500 INDEX FUND
     Average Annual Total Returns
   Periods ended December 31, 2002

                    1 Years   Life(3)
                    --------  -------
Class I shares(4)    -22.31%  -14.36%
Class II shares(4)   -22.51%  -14.57%
Class IV shares      -22.31%  -14.36%

----------------
1 The calculations in the graph assume the reinvestment of dividends and distributions.

2 The S&P 500 Index - an unmanaged index of 500 widely-held stocks of large U.S. companies - gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual funds, the S&P 500 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower

3 The Fund's predecessor, Market Street Equity 500 Index Portfolio, commenced operations on February 7, 2000. As of April 28, 2003, the GVIT Equity Index 500 Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street Equity Index 500 Portfolio. At that time, the GVIT Equity Index 500 Fund took on the performance of the Market Street Equity Index 500 Portfolio.

4 These returns through December 31, 2002, are based on the performance of the Fund's predecessor which is the same as performance for the Class IV shares and which was achieved prior to the creation of Class I and Class II shares. Class IV shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I or Class II shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class IV shares produced. This is because Class I and Class II shares will invest in the same portfolio of securities as Class IV shares and Class I shares have similar expenses before any fee waivers or reimbursements. Class II share's annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class IV.

Past performance is not predictive of future performance.

JP MORGAN GVIT BALANCED FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -12.31% versus -9.82% for a composite of 60% S&P 500/40% Lehman Brothers Aggregate Bond Index, its benchmarks.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED PERFORMANCE?

The U.S. equity markets produced unimpressive results for the year, with the S&P 500 Index down more than 22% and the tech-heavy NAS-DAQ Composite down over 30%. The Fund underperformed due to unfavorable security selection in the U.S. large-cap equity portion of the portfolio. Our positioning in the industrial cyclical, telecommunications and media sectors hindered performance, negating positive contributions from our individual stock picks within the semiconductor, network technology and utilities sectors.

In the fixed-income portion of the portfolio, we strategically positioned the portfolio's duration and yield curve, which contributed to performance. The Fund's allocation to public mortgages, commercial mortgage-backed securities and other mortgage-related products also helped performance. An overweight position in corporate bonds, relative to the Lehman Brothers Aggregate Bond Index, as well as an underweight in

U.S. Treasuries and agency securities, hurt performance.

DESCRIBE THE FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD.

On a stock specific level, overweight positions in Tyco, Sprint PCS, and Cigna detracted most from performance, while overweight positions in Ambac and Tribune Corp., coupled with an underweight position in WorldCom, contributed most positively to performance.

At the end of the reporting period, our top equity positions were Microsoft, Citigroup, General Electric, Exxon Mobil and Wal Mart Stores. Additionally, our major purchases during the period were Pharmacia, General Electric, FleetBoston, Proctor & Gamble and Microsoft. The portfolio's major sales during the year were Safeway, Wyeth, Schering-Plough, Altria and FNMA.

WHAT IS THE OUTLOOK?

Ample reasons exist for optimism about 2003. Companies have, in large part, strengthened their balance sheets, cut costs to the bone and reduced what had been a mountainous inventory backlog. The Fed has in place a very accommodative monetary policy that should

MANAGEMENT

================================================================================


help companies better manage their debt, and help consumers buy homes and other big-ticket items.

In addition, a major fiscal stimulus proposal is presently before Congress that, if passed as expected, should inject considerable liquidity into the economy and equity markets as the year progresses. Stock prices, while not cheap on a valuation basis, are far less expensive than they were a few years ago.

In all, it appears increasingly likely that the U.S. economy will begin to grow more strongly in 2003, leading to what is hoped will be the first positive year in four for U.S. equities. This said, the risk remains that geopolitical wild cards-war with Iraq, friction with North Korea, a possible major terrorist attack-could delay the economic recovery.

For fixed income, we look for interest rates to edge higher by the second half of the year. In this rising interest-rate environment, we expect higher-rated and lower-yielding credits to underperform.

We will continue to manage the equity portion of the portfolio by emphasizing the selection of undervalued securities, relative to their long-term prospects within a sector neutral framework.

Regarding fixed-income, we hope to add value by continuing to manage a diversified portfolio of high-quality investments in both traditional and extended markets.

                COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE J.P.
                  MORGAN GVIT BALANCED FUND (CLASS I SHARES), THE S&P 500
                 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX(1,2,3)

                                   [GRAPHIC OMMITED]

Fund Inception/   GVIT Fund Growth of $10,000  Benchmarks' Growth of $10,000
Previous 10 Yrs.   J.P. MORGAN GVIT BALANCED      LB AGGREGATE BOND INDEX     S&P 500 INDEX
----------------  ---------------------------  -----------------------------  -------------

10/3/1997                              10,000                         10,000         10,000
12/31/1997                             10,146                         10,147         10,643
12/31/1998                             10,965                         11,028         13,685
12/31/1999                             11,060                         10,936         16,565
12/31/2000                             11,021                         12,208         15,057
12/31/2001                             10,616                         13,236         13,267
12/31/2002                              9,309                         14,596         10,335


       J.P. MORGAN GVIT BALANCED FUND
     Average Annual Total Returns Periods
          ended December 31, 2002

                     1 Year   5 Years   Life(4)
                    --------  --------  -------
Class I shares      -12.31%%    -1.71%   -1.38%
Class IV shares(5)  -12.31%%    -1.71%   -1.38%

----------------
1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Standard & Poor's 500 Index-an unmanaged index of 500 widely-held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. The Lehman Brothers Aggregate Bond Index-an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities-gives a broad look at the performance of these securities. Unlike mutual funds, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not include expenses. If expenses were included, the actual returns of these Indices would be lower. The Fund contains both equity and fixed income securities in its portfolio. As a result, the Fund's performance should be compared to both indices together rather than to any one index individually.

3 The performance shown includes performance for a period (prior to May 1, 2000) when the Fund's previous subadviser managed the Fund.

4    The J.P. Morgan GVIT Balanced Fund commenced operations October 31, 1997.

5 These returns through December 31, 2002 are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar as what Class I shares produced. This is because Class IV shares will invest in the same portfolio of securities as Class I shares and have the same expenses before any fee waivers or reimbursements.

Past performance is not predictive of future performance.

TURNER GVIT GROWTH FOCUS FUND

HOW DID THE FUND PERFORM?

For the annual period ended Dec. 31, 2002, the Fund returned -42.86% versus -27.89% for the Russell 1000(R) Growth Index, its benchmark.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED PERFORMANCE?

With investor sentiment already distinctly negative, several factors served to further weaken a shaky market in 2002. Among the issues testing investors were disclosures of accounting improprieties and out-right fraud, continued doubts about the objectivity of Wall Street analysts, faltering confidence in corporate leadership and governance, and uncertainty about terrorism threats and the conflict in the Middle East.

Signs of an economic recovery fueled by bargain-hunting investors and the Federal Reserve Board's aggressive half-point cut in short-term interest rates during the fourth quarter quickly became a severe setback in December, as investors grew concerned about the prospects of war and a slow start to the holiday season. The Fund's

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holdings were particularly hard hit throughout 2002 because of their aggressive growth orientation.

DESCRIBE THE FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD?

The Fund's top holdings included Citigroup, Inc., the leading financial services provider with an expanding global presence; MBNA Corp., the dominant credit card provider, whose shares may be sold if consumer spending weakens; Taiwan Semiconductor Manufacturing Co. Ltd., the semiconductor equipment manufacturer that recently upgraded its facilities to save costs and increase output; Amgen Inc., the biotechnology company, whose new arthritis drug, Embrel, may spark strong growth; and SAP, the leading provider of enterprise resource planning software.

Our focus on both short-and long-term catalysts results in an active trading strategy for this Fund, despite concentrating on just a few securities (20-30 holdings). Because there are many transactions during the period, we believe it is difficult to identify any significant transactions.

HOW IS THE FUND POSITIONED?

In our judgment, the stock market is poised to gradually improve in 2003 in response to a strengthening economy and better corporate returns. However, geopolitical concerns may linger throughout the year if fears of war with Iraq, domestic terrorism and concerns and issues about North Korea are not resolved quickly. These factors might dampen investor enthusiasm and prolong a market recovery into the latter half of 2003.

As always, we remain true to our investment process. Although we cannot predict economic outcomes, the Fund is emphasizing stocks of companies whose earnings have tended to improve early in an economic recovery.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
                        TURNER GVIT GROWTH FOCUS FUND AND
                       THE RUSSELL 1000 GROWTH INDEX(1,2 )

                                 [GRAPHIC OMMITED]

Fund Inception/   GVIT Fund Growth of $10,000  Benchmark Growth of $10,000
Previous 10 Yrs.   TURNER GVIT GROWTH FOCUS     RUSSELL 1000 GROWTH INDEX
----------------  ---------------------------  ---------------------------

6/30/2000                              10,000                       10,000
12/31/2000                              5,970                        7,442
12/31/2001                              3,640                        5,923
12/31/2002                              2,080                        4,271


   TURNER GVIT GROWTH FOCUS FUND
  Aggregate Total Returns Periods
       ended December 31, 2002

                     1 Year   Life(3)
                     -------  -------
Class I shares       -42.86%  -46.58%
Class II shares(4)   -43.00%  -46.72%
Class III shares(4)  -42.31%  -46.38%

---------------
1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000 Index, with higher price-to-book ratios and lower forecasted growth values. Unlike mutual fund returns, the Russell 1000(R) Growth Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3    The Turner GVIT Growth Focus Fund commenced operations June 30, 2000.

4 These returns through December 31, 2002 for Class II shares and through May 2, 2002 for Class III shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares will invest in the same portfolio of securities as Class I shares, and Class III shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares-Short Term Trading Fees" on page 45 for more information.

Past performance is not predictive of future performance.

VAN KAMPEN GVIT MULTI-SECTOR BOND FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund outperformed, returning 7.21% versus 10.25% for its benchmark, the Lehman Brothers Aggregate Bond Index.

WHAT MACROECONOMIC FACTORS INFLUENCED PERFORMANCE?

The U.S. economic recovery, robust in the first quarter of 2002, faltered during the spring. Fear and doubt overwhelmed the markets, due in part to weak economic data, negative corporate headlines, the possibility of new terrorist attacks and geopolitical tensions. In

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particular, mixed economic data fueled concerns about the timing of the economic recovery.

The Federal Reserve Board left interest rates unchanged until November, when it lowered the federal funds rate by half a percent-a larger-than-expected decrease-and adopted a neutral bias. The market remained extremely volatile, and risk persisted in both the investment-grade and high-yield sectors.

For most of the year, we held a long-duration position (more sensitive to interest-rate changes) versus the benchmark, but by year-end we had moved to a neutral position. To moderate exposure to company-specific risk, we diversified Fund holdings in investment-grade corporate and high-yield bonds. We reduced the allocation to high-yield bonds and made selective investments in emerging markets debt. We trimmed overweight holdings in commercial mortgage-backed securities on signs of declining liquidity, but then increased them again later in the year. We maintained an overweight to asset-backed securities.

WHAT PORTFOLIO ATTRIBUTES AFFECTED PERFORMANCE?

The Fund's underweight position in Treasuries and agencies helped performance, because those markets sold off late in the year. The Fund's diversified positioning and particularly, its investment-grade corporate bonds performed well during the fourth-quarter credit market rally. Residential mortgage positions also added to performance.

The Fund's positions in asset-backed and commercial mortgage-backed securities detracted slightly from performance. Although the allocations to high-yield and emerging markets debt helped early in the year, they significantly detracted during May and June. This high-quality focus was rewarded later in 2002 when holdings in those sectors contributed modestly to performance.

HOW IS THE FUND POSITIONED?

We expect the economy to grow at about 3% in 2003, notwithstanding the geopolitical risks. In the first half of the year, interest rates should remain low, but they could edge higher in the second half.

We plan to maintain the Fund's positions in investment-grade corporate bonds and high-yield debt as economic fundamentals improve and balance sheets strengthen. We also expect to hold modest over-weights in asset-backed, residential and commercial mortgage-backed securities. Security selection will continue to be based on bottom-up analysis on a name-by-name basis.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
             VAN KAMPEN GVIT MULTI SECTOR BOND FUND (CLASS I SHARES)
               AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX(1,2,3)

                                 [GRAPHIC OMMITED]

Fund Inception/   GVIT Fund Growth of $10,000  Benchmark Growth of $10,000
Previous 10 Yrs.  MAS GVIT MULTI SECTOR BOND     LB AGGREGATE BOND INDEX
----------------  ---------------------------  ---------------------------

10/31/1997                             10,000                       10,000
12/31/1997                             10,104                       10,147
12/31/1998                             10,367                       11,028
12/31/1999                             10,528                       10,936
12/31/2000                             11,123                       12,208
12/31/2001                             11,589                       13,236
12/31/2002                             12,425                       14,596

    VAN KAMPEN GVIT MULTI SECTOR BOND FUND
        Average Annual Total Returns
       Periods ended December 31, 2002

                     1 Year   5 Years   Life(4)
                     -------  --------  -------

Class I shares        7.21%    4.22%     4.29%
Class III shares(5)   7.21%    4.22%     4.29%

----------------
1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Lehman Brothers Aggregate Bond Index-an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities-gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers Aggregate Bond Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3 This performance includes performance for a period (prior to May 1, 2000) when the Fund's previous subadviser managed the Fund. On April 28, 2003, Morgan Stanley Investment Management Inc. took over from its affiliate, Morgan Stanley Investments L.P., as the Fund's subadviser.

4 The Van Kampen GVIT Multi Sector Bond Fund commenced operations October 31, 1997.

5 These returns through December 31, 2002 are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class III shares will invest in the same portfolio of securities as Class I shares and have the same expenses. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 45 for more information.

Past performance is not predictive of future performance.

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INVESTMENT MANAGEMENT

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each of the Funds. Subject to the supervision of the Trustees, GMF also determines the allocation of Fund assets among one or more of the subadvisers and evaluates and monitors the performance of the subadvisers. GMF is also authorized to select and place portfolio investments on behalf of a Fund, but currently is not doing so. GMF was organized in 1999 and manages mutual funds. As of March 31, 2003, GMF and its U.S. affiliates had approximately $31.2 billion in assets under management, of which approximately $16.6 billion is managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds' average daily net assets. The total management fee paid by each of the Funds other than the Turner GVIT Growth Focus Fund for the fiscal year ended December 31, 2002-expressed as a percentage of each Fund's average daily net assets-was as follows:

Fund                                                           Fee
Dreyfus GVIT Mid Cap Index Fund                               0.50%
Comstock GVIT Value Fund
(formerly Federated GVIT Equity Income Fund)                  0.80%
J.P. Morgan GVIT Balanced Fund                                0.73%
MAS GVIT Multi Sector Bond Fund                               0.75%
Federated GVIT High Income Bond Fund                          0.70%
GVIT Equity 500 Index Fund                                    0.24%*
Dreyfus GVIT International Value Fund                         0.75%*

----------------
* Because the Market Street Equity 500 Index Portfolio was reorganized into the GVIT Equity 500 Index Fund and the Market Street International Portfolio was reorganzied into the Dreyfus GVIT International Value Fund, both of which were shell funds having no previous operations, as of April 28, 2003, the management fees shown here were paid by the predecessor portfolios for the fiscal year ended December 31, 2002.

The Turner GVIT Growth Focus Fund pays GMF a base management fee which may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. Thus, if the Fund outperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the maximum management fees listed below. Conversely, if the Fund underperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the minimum management fees listed below. No adjustment will take place if the under-or overperformance is less than 12% and GMF will receive the applicable base fee (the applicable base fee is calculated according to the break-point structure listed below). The fee adjustment described above will be phased in over a 24 month period beginning after the first year of operations. The SAI contains more detailed information about any possible performance based adjustments. The management fee payable is based on the Fund's average daily net assets and includes breakpoints so fees decrease as assets increase:

                           Minimum   Base   Maximum
Net Assets                   Fee      Fee     Fee
----------------------------------------------------
up to $500 million            0.68%  0.90%     1.12%
500 million - $2 billion     0.62%  0.80%     0.98%
2 billion +                  0.59%  0.75%     0.91%

The Turner Growth Focus Fund paid a total management fee for the fiscal year ended December 31, 2002 of 0.80%.

MULTI-MANAGER STRUCTURE

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate subadvisers unaffiliated with GMF without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with an unaffiliated subadviser with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to the Funds:

-    performing initial due diligence on prospective subadvisers for the Funds

- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations

-    communicating performance expectations and evaluations to the subadvisers

- ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

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SUBADVISORY FEE STRUCTURE

COMSTOCK VALUE FUND: Out of its management fee, GMF pays VKAM an annual subadvisory fee, based on the Fund's daily net assets, as follows: For the fiscal year ended December 31, 2002 GMF paid the Fund's previous subadviser, Federated Investment Counseling, and VKAM a combined annual subadvisory fee, based on the Fund's daily net assets, of 0.37%.

FEE                                      NET ASSETS
---------------------------------------------------

0.35%                             up to $50 million
0.30%                     50 million - $250 million
0.25%                    250 million - $500 million
0.20%                          500 million and more

DREYFUS GVIT INTERNATIONAL VALUE FUND: Out of its management fee, GMF pays Dreyfus an annual subadvisory fee, based on the Fund's daily net assets, as follows:

FEE                                      NET ASSETS
---------------------------------------------------
0.035%                        500 million and below

 0.03%                           above $500 million

For the fiscal year ended December 31, 2002, the Fund's predecessor paid the Boston Company an annual subsidiary fee, based on daily net assets of 0.035%.

DREYFUS GVIT MID CAP INDEX FUND: Out of its management fee, GMF paid The Dreyfus Corporation an annual subadvisory fee for the fiscal year ended December 31, 2002, based on the Fund's daily net assets, of 0.10%.

FEDERATED GVIT HIGH INCOME BOND FUND: Out of its management fee, GMF paid Federated Investment Counseling an annual subadvisory fee for the fiscal year ended December 31, 2002, based on the Fund's daily net assets, of 0.30%.

GVIT EQUITY 500 INDEX FUND: Out of its management fee, GMF pays SSgA an annual subsidiary fee, based on the Fund's daily net assets, as follows:

FEE                                      NET ASSETS
---------------------------------------------------
 0.25%                        200 million and below
 0.02%             over $200 million - $700 million
0.015%                           above $700 million

For the fiscal year ended December 31, 2002, the Fund's predecessor paid SSgA an annual subsidiary fee, based on daily net assets of 0.185%.

J.P. MORGAN GVIT BALANCED FUND: Out of its management fee, GMF paid J.P. Morgan Investment Management, Inc. an annual subadvisory fee for the fiscal year ended December 31, 2002, based on the Fund's daily net assets, of 0.33%.

TURNER GVIT GROWTH FOCUS FUND: Turner Investment Partners, Inc. (Turner) is the subadviser of the Fund. For the subadvisory services it provides to the Fund, Turner receives a base subadvisory fee that may be adjusted upward or downward if the Fund out-or under-performs its benchmark, the Russell 1000 Growth Index, over a 36 month period. No adjustment will take place if the under-or over-performance is less than 12% and the subadviser will receive the base fee listed below. The SAI contains more detailed information about any possible performance-based adjustments. The subadvisory fee is payable annually and is based on the Fund's average daily net assets and included breakpoints so fees decrease as assets increase: Out of its management fee, GMF paid Turner an annual subadvisory fee for the fiscal year ended December 31, 2002, based on the Fund's daily net assets, of 0.49%.

                         MINIMUM   BASE   MAXIMUM
NET ASSETS                 FEE      FEE     FEE
-----------------------  --------  -----  --------
up to $500 million          0.33%  0.55%     0.77%
500 million-$2 billion     0.27%  0.45%     0.63%
2 billion and more         0.24%  0.40%     0.56%

VAN KAMPEN GVIT MULTI SECTOR BOND FUND: Out of its management fee, GMF paid Morgan Stanley Investments LP, its previous subadviser and an affiliate of its subadviser, an annual subadvisory fee for the fiscal year ended December 31, 2002, based on the Fund's daily net assets, of 0.30%.

THE SUBADVISERS. Subject to the supervision of GMF and the Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for a Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

THE DREYFUS CORPORATION (DREYFUS) is the subadviser for the Dreyfus GVIT Mid Cap Index Fund and the Dreyfus GVIT International Value Fund. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. As of December 31, 2002, Dreyfus managed or administered approximately $170 billion in assets.

MID CAP INDEX FUND PORTFOLIO MANAGER: Steven A. Falci has primary responsibility for the management of the Dreyfus GVIT Mid Cap Index Fund and has held that position since September 1999. He has been employed by Dreyfus since February 1996 and by Mellon Equity, an affiliate of Dreyfus, since 1994. He had previously been

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Managing Director-Pension Investments at NYNEX Pension Fund and the NYNEX Foundation. Mr. Falci is a member of the Association for Investment Management and Research. He earned an MBA in finance and a BS in economics from New York University.

INTERNATIONAL VALUE FUND PORTFOLIO MANAGER: D. Kirk Henry is the manager for the Drefus GVIT International Value Fund. He serves as a dual employee of Dreyfus and The Boston Company Asset Management LLC ("TBC"), an affiliate of Dreyfus. Mr. Henry, Senior Vice President of TBC and Co-Director of the International Equities of TBC, has over 20 years experience in investment management.

FEDERATED INVESTMENT COUNSELING (FEDERATED), a subsidiary of Federated Investors, Inc., is the subadviser for the Federated GVIT High Income Bond Fund. It has offices located at Federated Investors Tower, Pittsburgh, PA 15222-3779. As of December 31, 2002, Federated had approximately $195 billion in assets under management, representing the assets of other mutual funds and private accounts.

HIGH INCOME BOND FUND PORTFOLIO MANAGER: Mark E. Durbiano has been primarily responsible for the day-to-day management of the Federated GVIT High Income Bond Fund's portfolio since its inception. Mr. Durbiano joined Federated Investors, Inc. in 1982 and has been a Senior Vice President of a subsidiary of the subadviser since 1996.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (J.P. MORGAN), 522 Fifth Avenue, New York, New York 10036, a wholly-owned subsidiary of J.P. Morgan Chase & Co., a bank holding company, is the subadviser for the J.P. Morgan GVIT Balanced Fund. J.P. Morgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. As of March 31, 2003, the subadviser and its affiliates had approximately $515 billion in assets under management.

BALANCED FUND PORTFOLIO MANAGERS: Patrik Jakobson, Vice President, and Anne Lester, Vice President, are the portfolio managers for the J.P. Morgan GVIT Balanced Fund. Mr. Jakobson joined

J.P. Morgan in 1987, spending five years as a research analyst specializing in the retailing industry. Subsequently, Mr. Jakobson managed equity and balanced accounts and is currently responsible for managing global balanced portfolios. He is also a member of the Asset Allocation Services group. Ms. Lester joined J.P. Morgan's Milan office in 1992 where she was a fixed income and currency trader and portfolio manager. She subsequently worked in the Product Development Group and is currently a portfolio manager in the Asset Allocation Services Group.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM) is a subadviser for the Van Kampen GVIT Multi Sector Bond Fund. MSIM is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868. MSIM does business in certain instances, including with respect to the Fund, using the name Van Kampen. MSIM is owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. (Morgan Stanley) and is part of Morgan Stanley Investment Management (MS Investment Management). MSIM provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of March 31, 2003, together with its affiliated asset management companies, MSIM had in excess of $361.2 billion in assets under management with approximately $140 billion in institutional assets. Prior to April 28, 2003, Morgan Stanley Investments LP, an affiliate of MSIM, was subadviser to the Fund.

MULTI SECTOR BOND FUND PORTFOLIO MANAGERS: The Van Kampan Multi Sector Bond Fund is managed by MSIM's Taxable Fixed Income Team. Current members of the team include Stephen F. Esser, Gordon

W. Loery, Abigail McKenna and Paul F. O'Brien. Mr. Esser is a Managing Director with MSIM. He joined MSIM in 1988 and has over nineteen years of experience in investment management. Mr. Loery is also an Executive Director with MSIM and has been with Morgan Stanley since 1990. He has over twenty years experience in investment management. Ms. McKenna is a Managing Director with MSIM. She joined MSIM in 1996 and has over sixteen years experience in investment management. Mr. O'Brien is also an Executive Director with MSIM. He joined MSIM in 1996 and has over twenty years experience in investment management

SSGA FUNDS MANAGEMENT INC. ("SSGA") has been engaged to manage the investments of the GVIT Equity 500 Index Fund's assets. SSgA is one of the State Street Global Advisors companies that constitute the investment management business of State Street Corporation. SSgA had assets under management of approximately $64.5 billion as of March 31, 2003. SSgA is located at One International Place, Boston, MA 02110.

EQUITY 500 FUND PORTFOLIO MANAGER: Anne B. Eisenberg manages the GVIT Equity 500 Index Fund. Ms. Eisenberg is a Principal of SSgA and a Senior Portfolio Manager within the Global Structured Products Group. She joined State Street Global Advisers in 1982 and has over sixteen years of experience managing index funds. In addition, she acts as the Transition Management liaison between the Global Structures Products Group and State Street Brokerage Services, Inc.

TURNER INVESTMENT PARTNERS, INC. (TURNER), 1235 West Lakes Drive, Berwyn PA 19312-2414, an SEC-registered investment adviser, serves as the subadviser to the Turner GVIT Growth Focus Fund. Turner, which was founded in 1990, serves as investment adviser to

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other investment companies, as well as other separate investment portfolios. As of December 31, 2002, Turner had approximately $8 billion in assets under management.

GROWTH FOCUS FUND PORTFOLIO MANAGERS: The Turner GVIT Growth Focus Fund is co-managed by Robert E. Turner, Christopher

K. McHugh and William C. McVail.

Robert E. Turner, CFA, Chairman and Chief Investment Officer, joined Turner in 1990 and has over 19 years of investment experience. Christopher K. McHugh also joined Turner in 1990. Mr. McHugh is a Senior Portfolio Manager/Security Analyst and has over 14 years of investment experience. William C. McVail, CFA is a Senior Portfolio Manager/Security Analyst and has over 13 years of investment experience. Prior to joining Turner in 1998, Mr. McVail was a portfolio manager at PNC Equity Advisers.

VAN KAMPEN ASSET MANAGEMENT, INC. (VKAM), 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555, is the subadviser for the Comstock GVIT Value Fund. VKAM is a wholly owned subsidiary of Van Kampen Investments Inc. (Van Kampen). Van Kampen is a diversified asset management company that administers more than three million retail investors accounts, has extensive capabilities for managing institutional portfolios and has more than $66 billion under management or supervision as of December 31, 2002. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

COMSTOCK GVIT VALUE FUND PORTFOLIO MANAGERS: The Comstock GVIT Value Fund is managed by a team of portfolio managers headed by B. Robert Baker, Jr., Senior Portfolio Manager. Mr. Baker has been a Managing Director since December 2000 and became a Senior Vice President of VKAM in December 1998 and a Vice President and a Portfolio Manager of VKAM in June 1995. Prior to June 1995, Mr. Baker was an Associate Portfolio Manager of VKAM and has been employed by VKAM since November 1991.

Portfolio Managers Jason S. Leder and Kevin C. Holt are responsible as co-managers for the day-to-day management of the Fund's investment portfolio. Mr. Leder, an Executive Director of VKAM, also became a Vice President of VKAM in February 1999 and an Assistant Vice President of VKAM in October 1996. Prior to October 1996, Mr. Leder was an Associate Portfolio Manager of VKAM. Prior to April 1995, Mr. Leder was a Securities Analyst for two years with Salomon Brothers, Inc.

Mr. Holt, an Executive Director of VKAM, first became a Vice President of VKAM in August 1999. Prior to joining VKAM in August of 1999, Mr. Holt was a Senior Research Analyst with Strong Capital Management from October 1997 to August 1999. From July 1995 to October 1997, he was a Portfolio Manager/Analyst with Citibank Global Asset Management.

BUYING AND SELLING FUND SHARES

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WHO CAN BUY SHARES OF THE FUNDS

Class I shares and Class III of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company, (collectively, "Nationwide") to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide who provide additional services necessary for them to receive 12b-1 fees may sell Class II shares.

Class IV shares of the Comstock GVIT Value, J.P. Morgan GVIT Balanced, GVIT Equity 500 Index and Dreyfus GVIT International Value Funds will be sold to separate accounts of

- Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (NLICA); and

- Nationwide Life and Annuity Company of America (formerly Provident-mutual Life and Annuity Company of America) (NLACA)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund Portfolios.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

Each Fund sells Class I and Class III shares to separate accounts of Nationwide and may also sell Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances. In addition, Class IV shares of the Comstock GVIT Value, the J.P. Morgan GVIT Balanced, GVIT Equity 500 Index and Dreyfus GVIT International Value Funds will be sold to separate accounts of NLICA and NLACA. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the assets of a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

-    New Year's Day
-    Martin Luther King Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    other days when the New York Stock Exchange is not open.

A Fund reserves the right not to determine NAV when:

-    It Fund has not received any orders to purchase, sell, or exchange shares,
-    Changes in the value of the Fund's portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA), as the Fund's administrator or its agent determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

BUYING AND SELLING FUND SHARES

================================================================================


SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay or refuse any exchange, transfer or redemption request. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM TRADING FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, some of the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a short-term trading fee equal to 1.00% of the amount of the Fund redeemed if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging;

2. Variable insurance contract withdrawals or loans, including required minimum distributions; and

3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, a Fund that has Class II shares pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II Shares' average daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES

================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years (or for the period of the Fund's operations if less than five years). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN. If financial highlights are not presented in the table for particular class, that class had not commenced operations as of December 31, 3002. For the GVIT Equity 500 Index Fund and Dreyfus GVIT International Value Fund, the Financial Highlights shown is for its predecessor fund.

The information for the years ended December 31, 2002, 2001, 1999, 1998 and 1997 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements. is included in the annual report, which is available upon request.


FINANCIAL HIGHLIGHTS

=============================================================================================================================


                                                                          COMSTOCK GVIT VALUE FUND
                                               ------------------------------------------------------------------------------
                                                                               CLASS I SHARES
                                               ------------------------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                    2002          2001 (A)          2000            1999            1998
                                               --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD          $       10.38   $       11.99   $       13.53   $       11.47   $       10.16
                                               --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income                                 0.12            0.15            0.12            0.05            0.10
  Net realized and unrealized gains on
    investments                                        (2.72)          (1.61)          (1.54)           2.06            1.44
                                               --------------  --------------  --------------  --------------  --------------
    Total investment activities                        (2.60)          (1.46)          (1.42)           2.11            1.54
                                               --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                (0.12)          (0.15)          (0.12)          (0.04)          (0.10)
  Net realized gains                                       -               -               -           (0.01)          (0.13)
                                               --------------  --------------  --------------  --------------  --------------
    Total distributions                                (0.12)          (0.15)          (0.12)          (0.05)          (0.23)
                                               --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                $        7.66   $       10.38   $       11.99   $       13.53   $       11.47
                                               ==============  ==============  ==============  ==============  ==============
Total Return                                         (25.14%)        (12.15%)        (10.62%)          18.49%          15.13%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)           $      39,424   $      52,848   $      55,951   $      29,189   $      14,194
  Ratio of expenses to average net assets               1.11%           0.95%           0.95%           0.95%           0.95%
  Ratio of net investment income to average
    net assets                                          1.30%           1.41%           0.96%           0.43%           1.11%
  Ratio of expenses (prior to reimbursements)
    to average
    net assets*                                         1.11%           1.09%           1.11%           1.09%           1.15%
  Ratio of net investment income
    (prior to reimbursements) to average net
      assets*                                           1.30%           1.27%           0.80%           0.29%           0.91%
  Portfolio turnover                                  245.24%         127.03%          72.32%          45.16%          49.12%

-----------------------------------------------------------------------------------------------------------------------------
*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.


FINANCIAL HIGHLIGHTS

============================================================================================================================

                                                                DREYFUS GVIT  INTERNATIONAL VALUE FUND*
                                              ------------------------------------------------------------------------------
                                                                             CLASS IV SHARES
                                              ------------------------------------------------------------------------------
                                                YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                   2002          2001 (A)          2000            1999            1998
                                              --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD         $       11.20   $       14.14   $       16.68   $       13.65   $       13.61
                                              --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                         0.18            0.12            0.17            0.19            0.15
  Net realized and unrealized gains (losses)
    on investments                                    (1.41)          (1.67)          (0.61)           3.61            1.14
                                              --------------  --------------  --------------  --------------  --------------
    Total investment activities                       (1.23)           1.55           (0.44)           3.80            1.29
                                              --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                               (0.12)          (0.17)          (0.19)          (0.16)          (0.10)
  Net realized gains                                      -           (1.22)          (1.91)          (0.81)          (0.95)
                                              --------------  --------------  --------------  --------------  --------------
    Total distributions                               (0.12)          (1.39)          (2.10)          (0.97)          (1.05)
                                              --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD               $        9.85   $       11.20   $       14.14   $       16.68   $       13.85
                                              ==============  ==============  ==============  ==============  ==============
Total Return                                        (11.10%)        (12.20%)         (2.75%)          29.33%          10.13%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)          $      59,335   $      68,746   $      78,501   $      88,796   $      71,363
  Ratio of expenses to average net assets              1.00%           1.08%           0.95%           0.98%           1.00%
  Ratio of net investment income (loss) to
    average net assets                                 1.63%           1.04%           1.33%           1.32%           1.18%
  Portfolio turnover                                  35.00%          36.00%          37.00%          41.00%          37.00%

* Because the Market Street International Portfolio was reorganized into the Dreyfus GVIT International Value Fund as of
  April 28, 2003, the financial highlights for the Dreyfus GVIT International Value Fund are those of its predecessor portfolio for the fiscal years ended December 31, 2002. 2001, 2000, 1999 and 1998.


FINANCIAL HIGHLIGHTS

=================================================================================================================================

                                                                     DREYFUS GVIT MID CAP INDEX FUND
                                   ----------------------------------------------------------------------------------------------
                                                                   CLASS I SHARES                                 CLASS II SHARES
                                   ------------------------------------------------------------------------------  --------------
                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                        2002          2001 (A)          2000            1999            1998          2002 (B)
                                   --------------  --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
BEGINNING OF PERIOD                $       13.17   $       13.55   $       12.32   $       10.92   $        9.94   $       13.64
                                   --------------  --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)              0.04            0.07            0.07            0.05            0.09            0.02
  Net realized and unrealized
    gains (losses)
    on investments                         (2.05)          (0.25)           1.79            2.21            0.98           (2.53)
                                   --------------  --------------  --------------  --------------  --------------  --------------
    Total investment activities            (2.01)          (0.18)           1.86            2.26            1.07           (2.51)
                                   --------------  --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                    (0.04)          (0.07)          (0.09)          (0.03)          (0.08)          (0.03)
  Net realized gains                       (0.10)          (0.13)          (0.54)          (0.83)              -           (0.10)
  Tax return of capital                        -               -               -               -           (0.01)              -
                                   --------------  --------------  --------------  --------------  --------------  --------------
    Total distributions                    (0.14)          (0.20)          (0.63)          (0.86)          (0.09)          (0.13)
                                   --------------  --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
END OF PERIOD                      $       11.02   $       13.17   $       13.55   $       12.32   $       10.92   $       11.00
                                   ==============  ==============  ==============  ==============  ==============  ==============
Total Return                             (15.30%)         (1.30%)          15.21%          20.92%          10.81%     (18.44%)(c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of
    period (000)                   $     285,970   $     257,623   $     145,350   $      20,259   $      10,849   $       1,232
  Ratio of expenses to average
    net assets                              0.74%           0.65%           0.65%           1.03%           1.20%       0.96% (d)
  Ratio of net investment
    income
    (loss) to average net assets            0.37%           0.53%           0.68%           0.56%           0.79%       0.25% (d)
  Ratio of expenses
    (prior to reimbursements)
    to average net assets*                  0.75%           0.78%           0.90%           1.74%           1.54%             (e)
  Ratio of net investment
     income (loss)
    (prior to reimbursements)
      to average
    net assets*                             0.36%           0.40%           0.43%         (0.15%)           0.45%             (e)
  Portfolio turnover (f)                   27.32%          28.43%          83.45%         275.04%         119.37%          27.32%

---------------------------------------------------------------------------------------------------------------------------------
*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from May 6, 2002 (commencement of operations) through December 31, 2002.

(c) Not annualized.

(d) Annualized.

(e) There were no fee reductions during the period.

(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


FINANCIAL HIGHLIGHTS

=============================================================================================================================


                                                                  FEDERATED GVIT HIGH INCOME BOND FUND
                                               ------------------------------------------------------------------------------
                                                                               CLASS I SHARES
                                               ------------------------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                    2002          2001 (A)          2000            1999            1998
                                               --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD          $        7.44   $        7.89   $        9.52   $       10.04   $       10.12
                                               --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income                                 0.61            0.76            0.89            0.83            0.66
  Net realized and unrealized gains (losses)
    on investments                                     (0.38)          (0.45)          (1.62)          (0.52)          (0.08)
                                               --------------  --------------  --------------  --------------  --------------
    Total investment activities                         0.23            0.31           (0.73)           0.31            0.58
                                               --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                (0.61)          (0.76)          (0.89)          (0.83)          (0.66)
  Tax return of capital                                    -               -           (0.01)              -               -
                                               --------------  --------------  --------------  --------------  --------------
    Total distributions                                (0.61)          (0.76)          (0.90)          (0.83)          (0.66)
                                               --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                $        7.06   $        7.44   $        7.89   $        9.52   $       10.04
                                               ==============  ==============  ==============  ==============  ==============
Total Return                                            3.23%           4.22%         (8.28%)           3.19%           5.80%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)           $     162,733   $     114,022   $      78,631   $      64,754   $      36,630
  Ratio of expenses to average net assets               0.97%           0.95%           0.95%           0.95%           0.95%
  Ratio of net investment income to
    average net assets                                  8.82%           9.96%          10.44%           8.81%           7.88%
  Ratio of expenses (prior to reimbursements)
    to average
    net assets*                                         0.97%           1.03%           1.12%           1.15%           1.12%
  Ratio of net investment income
    (prior to reimbursements)
      to average net assets*                            8.82%           9.88%          10.27%           8.61%           7.71%
  Portfolio turnover                                   30.59%          31.64%          18.12%          22.04%          24.25%

-----------------------------------------------------------------------------------------------------------------------------
*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.


FINANCIAL HIGHLIGHTS


======================================================================================================================

                                                                                  GVIT EQUITY 500 INDEX FUND*
                                                                        ----------------------------------------------
                                                                                        CLASS IV SHARES
                                                                        ----------------------------------------------
                                                                          YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                                         DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                             2002            2001          2000 (A)
                                                                        --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD                                   $        8.12   $        9.36   $       10.00
                                                                        --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                                   0.10            0.09            0.09
  Net realized and unrealized gains (losses) on investments                     (1.89)          (1.22)          (0.73)
                                                                        --------------  --------------  --------------
    Total investment activities                                                 (1.79)          (1.13)          (0.64)
                                                                        --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                                         (0.09)          (0.09)              -
  Net realized gains                                                                -           (0.02)              -
                                                                        --------------  --------------  --------------
    Total distributions                                                         (0.09)          (0.11)              -
                                                                        --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                                         $        6.24   $        8.12   $        9.36
                                                                        ==============  ==============  ==============
Total Return                                                                  (22.31%)        (12.24%)      (6.40%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                                    $     235,961   $     324,915   $     366,338
  Ratio of expenses to average net assets                                        0.28%           0.28%       0.28% (c)
  Ratio of net investment income (loss) to average net assets                    1.32%           1.06%       0.99% (c)
  Ratio of expenses (prior to reimbursements) to average net assets**            0.50%           0.53%       0.40% (c)
  Ratio of net investment income (loss)
    (prior to reimbursements) to average net assets**                            1.10%           0.81%       0.87% (c)
  Portfolio turnover (g)                                                        19.00%           6.00%           5.00%

*   Because the Market Street International Portfolio was reorganized into the Dreyfus GVIT International Value Fund as predecessor of April 28, 2003, the financial highlights for the Dreyfus GVIT International Value Fund are those of its portfolio for the fiscal years ended December 31, 2002. 2001, 2000, 1999 and 1998.

**  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) For the period from February 7, 2000 (commencement of operations) through December 31, 2000.

(b) Not annualized.

(c) Annualized.


FINANCIAL HIGHLIGHTS

============================================================================================================================

                                                                  J.P. MORGAN GVIT BALANCED FUND
                                              ------------------------------------------------------------------------------
                                                                            CLASS I SHARES
                                              ------------------------------------------------------------------------------
                                                YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                   2002          2001 (A)          2000            1999            1998
                                              --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD         $        9.40   $       10.00   $       10.31   $       10.58   $       10.10
                                              --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income                                0.19            0.22            0.28            0.37            0.30
  Net realized and unrealized gains (losses)
    on investments                                    (1.34)          (0.60)          (0.30)          (0.28)           0.51
                                              --------------  --------------  --------------  --------------  --------------
    Total investment activities                       (1.15)          (0.38)          (0.02)           0.09            0.81
                                              --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                               (0.19)          (0.22)          (0.29)          (0.36)          (0.30)
  Net realized gains                                      -               -               -               -           (0.03)
                                              --------------  --------------  --------------  --------------  --------------
    Total distributions                               (0.19)          (0.22)          (0.29)          (0.36)          (0.33)
                                              --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD               $        8.06   $        9.40   $       10.00   $       10.31   $       10.58
                                              ==============  ==============  ==============  ==============  ==============
Total Return                                        (12.31%)         (3.77%)         (0.35%)           0.87%           8.07%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)          $     147,289   $     149,875   $     112,577   $      78,157   $      40,885
  Ratio of expenses to average net assets              0.99%           0.90%           0.90%           0.90%           0.90%
  Ratio of net investment income to
    average net assets                                 2.22%           2.34%           2.86%           3.68%           3.81%
  Ratio of expenses
    (prior to reimbursements) to average
    net assets*                                        1.00%           1.03%           1.07%           1.00%           0.96%
  Ratio of net investment income
    (prior to reimbursements)
      to average net assets*                           2.21%           2.21%           2.69%           3.58%           3.75%
  Portfolio turnover                                 297.08%         181.89%         252.43%         103.69%         137.35%

----------------------------------------------------------------------------------------------------------------------------
*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.


FINANCIAL HIGHLIGHTS

==============================================================================================================

                                                                  TURNER GVIT GROWTH FOCUS FUND
                                               --------------------------------------------------------------
                                                               CLASS I SHARES                 CLASS III SHARES
                                               ----------------------------------------------  --------------
                                                 YEAR ENDED      YEAR ENDED     PERIOD ENDED    PERIOD ENDED
                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                    2002          2001 (A)        2000 (B)        2002 (C)
                                               --------------  --------------  --------------  --------------
NET ASSET VALUE -
BEGINNING OF PERIOD                            $        3.64   $        5.97   $       10.00   $        2.73
                                               --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                         (0.04)          (0.02)          (0.01)          (0.01)
  Redemption fees                                       0.01               -               -            0.01
  Net realized and unrealized gains (losses)
    on investments                                     (1.53)          (2.31)          (4.02)          (0.63)
                                               --------------  --------------  --------------  --------------
    Total investment activities                        (1.56)          (2.33)          (4.03)          (0.63)
                                               --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                $        2.08   $        3.64   $        5.97   $        2.10
                                               ==============  ==============  ==============  ==============
Total Return                                         (42.86%)        (39.03%)     (40.30%)(d)     (23.08%)(d)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)           $       3,891   $      13,044   $       5,530   $       2,482
  Ratio of expenses to average net assets               1.06%           1.33%       1.35% (e)       1.13% (e)
  Ratio of net investment income (loss)
    to average net assets                             (0.64%)         (0.77%)      (0.55%)(e)      (0.58%)(e)
  Ratio of expenses (prior to reimbursements)
    to average net assets*                              1.06%           1.97%       5.03% (e)             (f)
  Ratio of net investment income (loss)
    (prior to reimbursements)
    to average net assets*                            (0.64%)         (1.41%)      (4.23%)(e)             (f)
  Portfolio turnover (g)                              906.43%        1256.23%         867.40%         906.43%

-------------------------------------------------------------------------------------------------------------
*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from June 30, 2000 (commencement of operations) through December 31, 2000.

(c) For the period from May 2, 2002 (commencement of operations) through December 31, 2002.

(d) Not annualized.

(e) Annualized.

(f) There were no fee reductions during the period.

(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


FINANCIAL HIGHLIGHTS

==========================================================================================================================

                                                              VAN KAMPEN GVIT MULTI SECTOR BOND FUND
                                            ------------------------------------------------------------------------------
                                                                           CLASS I SHARES
                                            ------------------------------------------------------------------------------
                                              YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                 2002          2001 (A)          2000            1999            1998
                                            --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD       $        9.14   $        9.28   $        9.37   $        9.82   $       10.05
                                            --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income                              0.42            0.54            0.61            0.61            0.48
  Net realized and unrealized gains
    (losses) on investments                          0.22           (0.16)          (0.10)          (0.47)          (0.22)
                                            --------------  --------------  --------------  --------------  --------------
    Total investment activities                      0.64            0.38            0.51            0.14            0.26
                                            --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
Net investment income                               (0.50)          (0.52)          (0.60)          (0.59)          (0.47)
Net realized gains                                      -               -               -               -           (0.01)
Tax return of capital                                   -               -               -               -           (0.01)
                                            --------------  --------------  --------------  --------------  --------------
Total distributions                                 (0.50)          (0.52)          (0.60)          (0.59)          (0.49)
                                            --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD             $        9.28   $        9.14   $        9.28   $        9.37   $        9.82
                                            ==============  ==============  ==============  ==============  ==============
Total Return                                         7.21%           4.19%           5.65%           1.56%           2.60%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)        $     209,280   $     177,324   $     132,227   $      72,862   $      36,965
  Ratio of expenses to average net assets            1.01%           0.90%           0.90%           0.90%           0.90%
  Ratio of net investment income
    to average net assets                            4.61%           5.99%           7.07%           7.03%           6.42%
  Ratio of expenses
    (prior to reimbursements) to average
    net assets*                                      1.02%           1.04%           1.09%           1.02%           0.96%
  Ratio of net investment income
    (prior to reimbursements)
      to average net assets*                         4.60%           5.85%           6.88%           6.91%           6.36%
  Portfolio turnover                               385.94%         340.77%         399.03%         242.89%         287.69%

---------------------------------------------------------------------------------------------------------------------
*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

                      [This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.


INFORMATION FROM THE SECURITIES
AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov



GARTMORE FUNDS             THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213


Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

www.gartmorefunds.com

GARTMORE VARIABLE INSURANCE TRUST      PROSPECTUS
                                       APRIL  28,  2003

                                       AS WITH ALL MUTUAL FUNDS, THE SECURITIES
                                       AND EXCHANGE COMMISSION HAS NOT APPROVED
                                       OR DISAPPROVED THIS FUND'S SHARES OR
                                       DETERMINED WHETHER THIS PROSPECTUS IS
                                       COMPLETE OR ACCURATE. TO STATE OTHERWISE
                                       IS A CRIME.




-  GARTMORE  GVIT  MONEY  MARKET  FUND  II

TABLE  OF  CONTENTS

================================================================================


FUND  SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Objective  and  Principal  Strategies
Principal  Risks
Performance  Fees  and  Expenses

MORE  ABOUT  THE  FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
Other  Principal  Investments  and  Techniques
Principal  Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
Investment  Adviser
Portfolio  Manager

BUYING  AND  SELLING  FUND  SHARES . . . . . . . . . . . . . . . . . . . . . . 7
Who  Can  Buy  Shares  of  the  Fund
Purchase  Price
Selling  Shares
Restrictions  on  Sales
Distribution  Plan

DISTRIBUTIONS  AND  TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . 8
Dividends  and  Distributions
Tax  Status

FINANCIAL  HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

ADDITIONAL  INFORMATION. . . . . . . . . . . . . . . . . . . . . .   BACK  COVER

FUND  SUMMARY

================================================================================


This prospectus provides information about the Gartmore GVIT Money Market Fund II (the "Fund") offered by Gartmore Variable Insurance Trust (the "Trust"). The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page
5. "You" and "your" refer to both direct shareholders and contract holders who invest in the Fund indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.



A  QUICK  NOTE  ABOUT  THE  FUND

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

The Fund is intended for use as an investment option under variable insurance contracts sold to contract holders wanting to engage in active trading.

FUND SUMMARY

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Money Market Fund II seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations will primarily include commercial paper and other debt obligations issued by U.S. and foreign corporations, asset- backed commercial paper, U.S. Government and agency bonds, bills and notes, the obligations of foreign governments, commercial paper issued by states and municipalities and the obligations of U.S. banks, foreign banks and U.S. branches of foreign banks. All of the money market obligations must be denominated in U.S. dollars and are rated in one of the two highest short-term categories of any nationally recognized statistics rating organization or, if unrated, are of comparable quality. The Fund may invest in floating-and adjustable-rate obligations and may enter into repurchase agreements. It is anticipated that the Fund's dollar-weighted average maturity usually will be 15 days or less because the Fund may be subject to active trading by the contract holders utilizing the Fund within their variable insurance contracts.

The Fund invests in securities which the portfolio manager believes to have the best return potential given the intended average maturity of the Fund. Because the Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs, especially those caused by active trading of contract holders, to maintain target allocations and to take advantage of more favorable opportunities.

PRINCIPAL RISKS

Although the Fund's objective is to preserve capital, there can be no guarantee that the Fund will be able to maintain a stable net asset value of $1.00 per share; therefore you could lose money. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. This risk is significantly reduced due to the short-term nature of the debt securities held by the Fund. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes. This could lead to a greater fluctuation in the value of the securities the Fund owns.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

For additional information about the Fund's investments and risks, see "More About the Fund" beginning on page 5.

FUND SUMMARY

================================================================================


PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The annual total return shown in the bar chart does not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS:

[GRAPHIC OMITTED]

2002        0.7%

Best Quarter:      0.2%     1st Qtr. of 2002
Worst Quarter:     0.1%     4th Qtr. of 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                                                             SINCE
                                               1 YEAR     INCEPTION(1)
                                               -------    ------------

The Fund                                        0.70%         0.80%

---------------
1    The  Fund  commenced  operations  on  October  2,  2001.


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)                                   N/A
----------------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                                                      0.50%
  Distribution and/or Service (12b-1) Fees                             0.25%
  Other Expenses(2)                                                    0.25%
============================================================================
TOTAL ANNUAL FUND OPERATING EXPENSES                                   1.00%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, the Fund's operating expenses will not change and that expense limitations are for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
                             ------     -------     -------     --------
                              $102        $318        $552       $1,225

MORE ABOUT THE FUND

================================================================================


OTHER PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments. These techniques are subject to certain risks.

The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

MONEY MARKET OBLIGATIONS. These include:

-    U.S. Government securities with remaining maturities of 397 days or less
- Commercial paper issued by corporations, foreign governments, states and municipalities and rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency)
- Asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any rating agency
- Short-term bank obligations (including certificates of deposit and time deposits) rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less)
- Repurchase agreements relating to debt obligations that the Fund could purchase directly
- Unrated debt obligations with remaining maturities of 397 days or less that are determined by GMF to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but these obligations are high quality investments that offer a fixed rate of return, as well as liquidity.

FLOATING AND VARIABLE RATE SECURITIES. Floating- and variable- rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to credit and interest rate risk like other securities. In addition, because they may be callable, these securities are also subject to the risk that the Fund will be repaid prior to the stated maturity and that the principal will be reinvested in a lower interest rate market that reduces the Fund's income. The Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities it would otherwise purchase.

REPURCHASE AGREEMENTS. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering the amounts owed to it.

ASSET-BACKED COMMERCIAL PAPER. The Fund may invest in asset-backed commercial paper that is secured by and paid from a pool of assets such as installment loan contracts, leases of various types of property and receivables from credit cards. Asset-backed commercial paper is issued and supported by private issuers. This type of commercial paper is also subject to interest rate risk and credit risk.

PRINCIPAL RISKS

The Fund is a low-risk investment compared to most other investments. Given its objective-to preserve capital, generate income and maintain liquidity-the Fund invests in low-risk, high-quality securities. No investment, however, is free of all risk. Any time an investor buys commercial paper or similar obligations, there is credit risk, interest rate risk and inflation risk.

MANAGEMENT

================================================================================


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. GMF was organized in 1999 and manages mutual funds. As of March 31, 2003, GMF and its U.S. affiliates had approximately $31.2 billion in assets under management, of which $16.6 billion is managed by GMF.

The Fund pays GMF a management fee, which is based on the Fund's average daily net assets. The total management fee paid by the Fund for the fiscal year ended December 31, 2002, expressed as a percentage of the Fund's average daily net assets was 0.50%.

PORTFOLIO MANAGER

Karen G. Mader is the portfolio manager of the Fund. Ms. Mader also manages the Gartmore GVIT Money Market Fund (formerly, NSAT Money Market Fund) for the Trust and has done so since 1987.

BUYING AND SELLING FUND SHARES

================================================================================


WHO CAN BUY SHARES OF THE FUND

Shares of the Fund are currently sold to separate accounts of Nationwide Life Insurance Company and affiliate insurance companies (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. In the future, shares may be sold to other insurance companies' separate accounts. Shares are not sold to individual investors.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract holders should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if the Fund is available under your variable insurance contract. This Prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

In the future, the Fund may sell shares to separate accounts of other unaffiliated insurance companies as well as to Nationwide. The Fund currently does not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Fund may offer its shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the Fund and shares of another fund may be substituted. This might force the Fund to sell its securities at disadvantageous prices.

The distributor for the Fund is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of the Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of the Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities owned by the Fund less its liabilities. The NAV is determined by dividing the total market value of the assets of a Fund, less its liabilities, divided by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not determine NAV on the following days:

-    New Year's Day
-    Martin Luther King Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine NAV when:

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Fund's administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

-    It has not received any orders to purchase, sell, or exchange shares; or
-    Changes in the value of the Fund's portfolio do not affect its NAV.

The Fund's securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended (Investment Company Act).

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received.

RESTRICTIONS ON SALES

Shares of the Fund may not be redeemed or the Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commision).

BUYING AND SELLING FUND SHARES

================================================================================


DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Fund to compensate its distributor for expenses associated with distributing and selling its shares and providing shareholder services. Under that Distribution Plan, the Fund pays its distributor a fee which is not to exceed on an annual basis 0.25% of the shares' average daily net asset value and which is accrued daily and paid monthly.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES

================================================================================


DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes them each month in the form of additional shares of the Fund. Any net capital gains realized by the Fund from the sale of its portfolio securities will be declared and paid to shareholders at least annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Fund.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights table is intended to help you understand the Fund's financial performance for the period of a Fund's operation. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                                           GARTMORE GVIT
                                                                                       MONEY MARKET FUND II
                                                                                  ------------------------------
                                                                                    YEAR ENDED     PERIOD ENDED
                                                                                    DECEMBER 31,   DECEMBER 31,
                                                                                       2002          2001 (a)
                                                                                  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD                                             $        1.00   $         1.00
                                                                                  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income                                                                    0.01                -
                                                                                  --------------  --------------
    Total investment activities                                                            0.01                -
                                                                                  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                                                   (0.01)               -  (b)
                                                                                  --------------  --------------
    Total distributions                                                                   (0.01)               -  (b)
                                                                                  --------------  --------------
NET ASSET VALUE - END OF PERIOD                                                   $        1.00   $         1.00
                                                                                  ==============  ==============
Total Return                                                                               0.70%            0.24% (c)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                                              $     110,041   $       37,411
  Ratio of expenses to average net assets                                                  0.99%            1.30% (d)
  Ratio of net investment income to average net assets                                     0.66%            0.93% (d)
  Ratio of expenses (prior to reimbursements) to average net assets*                       0.99%            1.45% (d)
  Ratio of net investment income (prior to reimbursements) to average net assets*          0.66%            0.78% (d)

---------------------------------------------------------------------------------------------------------------------
*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) For the period from October 2, 2001 (commencement of operations) through December 31, 2001.

(b) The amount is less than $0.01.

(c) Not annualized.

(d) Annualized.

                       [This Page Left Blank Intentionally]

                       [This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- STATEMENT OF ADDITIONAL INFORMATION (INCORPORATED BY REFERENCE INTO THIS PROSPECTUS)

-    ANNUAL  REPORT

-    SEMI-ANNUAL  REPORT

TO OBTAIN A DOCUMENT FREE OF CHARGE, CALL 1-800-848-6331 OR CONTACT YOUR VARIABLE INSURANCE PROVIDER.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

YOU CAN OBTAIN COPIES OF FUND DOCUMENTS FROM THE SEC AS FOLLOWS:
IN PERSON:

PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR THEIR HOURS OF OPERATION, CALL 1-202-942-8090.)

BY MAIL:

SECURITIES AND EXCHANGE COMMISSION
PUBLIC REFERENCE SECTION
WASHINGTON, D.C.
20549-0102
(THE SEC CHARGES A FEE TO COPY ANY DOCUMENTS.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov



GARTMORE FUNDS            THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213


Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

www.gartmorefunds.com

CORE ASSET ALLOCATION Series

Gartmore GVIT Investor Destinations Aggressive Fund
Gartmore GVIT Investor Destinations Moderately Aggressive Fund
Gartmore GVIT Investor Destinations Moderate Fund
Gartmore GVIT Investor Destinations Moderately Conservative Fund
Gartmore GVIT Investor Destinations Conservative Fund


GARTMORE FUNDS                                             www.gartmorefunds.com

================================================================================


PROSPECTUS
April 28, 2003


                                [GRAPHIC OMITTED]


                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
                              disapproved these Funds' shares or determined
                              whether this prospectus is complete or accurate.
GARTMORE                      To state otherwise is a crime.

--------------------------------------------------------------------------------
LOOK BEYOND(SM)

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Purpose of the Investor Destinations
Series Investment Objective
Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
Principal Investment Strategies
Asset Classes and Underlying Investments of the Funds
Temporary Investments

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Management's Discussion of Fund Performance
Investment Adviser

BUYING AND SELLING FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . 21
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Distribution Plan

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .24

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . .BACK COVER

FUND SUMMARIES

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This Prospectus provides information about the Gartmore GVIT Investor Destinations Series (together, the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 10. "You" and "your" refer to both direct shareholders (including the insurance company separate accounts which invest assets on behalf of their contract holders) and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT THE FUNDS

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

ABOUT EACH FUND GENERALLY

Each Fund is designed to provide an asset allocation option corresponding to different investment goals. Each Fund will invest primarily in other mutual funds which represent each asset class in its target allocation.

This Prospectus includes information on the following Funds:

     Gartmore GVIT Investor Destinations Aggressive Fund

     Gartmore GVIT Investor Destinations Moderately Aggressive Fund

     Gartmore GVIT Investor Destinations Moderate Fund

     Gartmore GVIT Investor Destinations Moderately Conservative Fund

     Gartmore GVIT Investor Destinations Conservative Fund

For more information about the Funds' investment strategies, please read "More About the Funds Principal Investment Strategies".

PURPOSE OF THE INVESTOR DESTINATIONS SERIES

The Funds are primarily designed:

- To help achieve an investor's savings objectives through a predetermined asset allocation program.

- To maximize long-term total returns at an acceptable level of risk through broad diversification among several asset classes.

In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances.

FUND SUMMARIES

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INVESTMENT OBJECTIVE

The investment objective of each Fund is to maximize total investment return. Each Fund will seek this objective through the principal strategies described below.

PRINCIPAL STRATEGIES

THE GARTMORE GVIT INVESTOR DESTINATIONS SERIES ARE DESIGNED TO PROVIDE DIVERSIFICATION ACROSS SEVERAL MAJOR ASSET CLASSES BASED ON YOUR TIME HORIZON:
U.S. STOCKS (LARGE CAP, MID CAP AND SMALL CAP STOCKS), INTERNATIONAL STOCKS, BONDS AND SHORT-TERM INVESTMENTS. Each Fund in the Gartmore GVIT Investor Destinations Series invests in different combinations of mutual funds (Underlying Funds) and short-term investments as shown below.

The Funds will invest in Underlying Funds which typically invest in stocks, bonds, or other securities with the goal of matching a specific stock or bond index. Each Fund has a target allocation mix of investments among some or all of the six asset classes shown below. The portfolio management team monitors each Fund's holdings and cash flow and will periodically adjust a Fund's asset allocation to realign it with its target allocations to maintain broad diversification. However, as a general matter, there will not be large, sudden changes in a Fund's asset allocation.

Set forth below are the six asset classes in which the Funds may invest and the Underlying Funds and short-term investments which the portfolio management team has chosen to represent each asset class.

Asset Class             Underlying Investments
----------------------------------------------------------------------
U.S. STOCKS

LARGE CAP STOCKS        LARGE CAP U.S. STOCK INDEX FUNDS INCLUDING THE
                        NATIONWIDE(R) S&P 500 INDEX FUND. The
                        Nationwide S&P 500 Index Fund seeks to track
                        the S&P 500 Index, a widely recognized index
                        maintained by Standard & Poor's that includes
                        500 U.S. large-cap stocks.
----------------------------------------------------------------------
MID CAP STOCKS          NATIONWIDE(R) MID CAP MARKET INDEX FUND.
                        The Nationwide Mid Cap Market Index Fund
                        seeks to track the S&P Mid-Cap 400 Index,
                        which includes 400 common stocks issued
                        by U.S. mid-capitalization companies.
----------------------------------------------------------------------
SMALL CAP STOCKS        NATIONWIDE(R) SMALL CAP INDEX FUND. The
                        Nationwide Small Cap Index Fund seeks to
                        track the Russell 2000 Index, which includes
                        2000 common stocks issued by smaller U.S.
                        capitalization companies.
----------------------------------------------------------------------
INTERNATIONAL STOCKS    NATIONWIDE(R) INTERNATIONAL INDEX FUND.
                        The Nationwide International Index Fund
                        seeks to track the Morgan Stanley
                        International Europe, Australasia and Far
                        East Capitalization Weighted Index (MSCI
                        EAFE Index), which includes stocks of com-
                        panies located, or whose stocks are traded
                        on exchanges in, 20 European and Pacific
                        Basin countries.
----------------------------------------------------------------------
BONDS                   NATIONWIDE(R) BOND INDEX FUND.
                        The Nationwide Bond Index Fund seeks to
                        track the Lehman Brothers U.S. Aggregate
                        Bond Index (Aggregate Bond Index), which
                        includes a broad-based mix of U.S. invest-
                        ment-grade bonds with maturities greater
                        than one year.
----------------------------------------------------------------------
SHORT-TERM INVESTMENTS  GARTMORE MORLEY ENHANCED INCOME FUND.
                        The Gartmore Morley Enhanced Income Fund
                        seeks to provide a high level of current
                        income while preserving capital and minimiz-
                        ing market fluctuations in an investor's
                        account value by investing in high-grade
                        debt securities.
----------------------------------------------------------------------
                        GARTMORE MONEY MARKET FUND.The Gartmore
                        Money Market Fund seeks as high a level of
                        current income as is consistent with the preser-
                        vation of capital and maintenance of liquidity by
                        investing in money market obligations.

                        NATIONWIDE CONTRACT. The Nationwide
                        Contract is a non-registered fixed interest contract issued by Nationwide Life Insurance
                        Company and has a stable principal value.


The Funds may invest in other index funds chosen to complement the Underlying Funds and to further diversify each Fund.

The Underlying Funds and short-term investments in which the Funds invest may be changed at any time based on the portfolio management team's judgement.

Below are the current specific target allocations for each Fund.

FUND SUMMARIES

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GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND (THE AGGRESSIVE FUND)

The Aggressive Fund will pursue its goal of maximizing total investment return primarily by seeking growth of capital. The Aggressive Fund's allocation focuses on stock investments, both U.S. and international. The Aggressive Fund is generally appropriate for aggressive investors comfortable with risk, investors with long time horizons or investors who want to maximize long-term returns and who have a higher tolerance for possible short-term losses. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

Asset Classes            Target Allocation Mix
-----------------------------------------------
U.S. Stocks                                 65%
-----------------------------------------------
  Large Cap Stocks             40%
-----------------------------------------------
  Mid Cap Stocks               15%
-----------------------------------------------
  Small Cap Stocks             10%
-----------------------------------------------
International Stocks                        30%
-----------------------------------------------
Bonds                                        5%
===============================================
TOTAL ALLOCATION                           100%


GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE
FUND (THE MODERATELY AGGRESSIVE FUND)

The Moderately Aggressive Fund will pursue its goal of maximizing total investment return primarily by seeking growth of capital, but also income. The Moderately Aggressive Fund's allocation is weighted toward stock investments, while including some bonds and short-term investments to reduce volatility. The Moderately Aggressive Fund is generally appropriate for aggressive investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

Asset Classes             Target Allocation Mix
-------------------------------------------------
U.S. Stocks                                   55%
-------------------------------------------------
  Large Cap Stocks               35%
-------------------------------------------------
  Mid Cap Stocks                 15%
-------------------------------------------------
  Small Cap Stocks                5%
-------------------------------------------------
International Stocks                          25%
-------------------------------------------------
Bonds                                         15%
-------------------------------------------------
Short-Term Investments                         5%
=================================================
TOTAL ALLOCATION                             100%


GARTMORE GVIT INVESTOR DESTINATIONS MODERATE
FUND  (THE MODERATE FUND)

The Moderate Fund will pursue its goal of maximizing total investment return by seeking growth of capital and income. The Moderate Fund's allocation is weighted toward stock investments while including a substantial portion in bonds and short-term investments to add income and reduce volatility. The Moderate Fund is generally appropriate for investors who have a lower tolerance for risk than more aggressive investors and are seeking both growth and income, who have a longer time horizon, or who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns. Shorter term allocation may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

Asset Classes             Target Allocation Mix
-------------------------------------------------
U.S. Stocks                                   45%
-------------------------------------------------
  Large Cap Stocks               30%
-------------------------------------------------
  Mid Cap Stocks                 10%
-------------------------------------------------
  Small Cap Stocks                5%
-------------------------------------------------
International Stocks                          15%
-------------------------------------------------
Bonds                                         25%
-------------------------------------------------
Short-Term Investments                        15%
=================================================
TOTAL ALLOCATION                             100%


GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY
CONSERVATIVE FUND (THE MODERATELY CONSERVATIVE FUND)

The Moderately Conservative Fund will pursue its goal of maximizing total investment return by seeking income and, secondarily, long term growth of capital. The Moderately Conservative Fund's allocation is weighted toward bond investments and short-term investments while including substantial stock investments for long term growth. The Moderately Conservative Fund is generally appropriate for investors who have a lower tolerance for risk and whose primary goal is income, who have a shorter time horizon or who are willing to accept some market volatility in exchange for greater potential income and growth. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

FUND SUMMARIES

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Asset Classes               Target Allocation Mix

U.S. Stocks                                   30%
-------------------------------------------------
  Large Cap Stocks                20%
-------------------------------------------------
  Mid Cap Stocks                  10%
-------------------------------------------------
International Stocks                          10%
-------------------------------------------------
Bonds                                         35%
-------------------------------------------------
Short-Term Investments                        25%
=================================================
Total Allocation                             100%


GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND
(THE CONSERVATIVE FUND)

The Conservative Fund will pursue its goal of maximizing total investment return by seeking income and, secondarily, long term growth of capital. The Conservative Fund's allocation focuses on bonds and short-term investments while including some stock investments for long-term growth. The Conservative Fund is generally appropriate for investors who have a low tolerance for risk and whose primary goal is income, who have a short time horizon, or who are not willing to accept much risk, but still seek a small amount of growth. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

Asset Classes             Target Allocation Mix
-------------------------------------------------
U.S. Stocks                                   15%
-------------------------------------------------
  Large Cap Stocks               10%
-------------------------------------------------
  Mid Cap Stocks                  5%
-------------------------------------------------
International Stocks                           5%
-------------------------------------------------
Bonds                                         35%
-------------------------------------------------
Short-Term Investments                        45%
=================================================
TOTAL ALLOCATION                             100%

PRINCIPAL RISKS

Because the value of your investment in a Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio management team's ability to assess economic conditions and investment opportunities.

FUND RISK

PERFORMANCE RISK. The assets of each Fund are invested in Underlying Funds and short-term investments, which means that the investment performance of each Fund is directly related to the investment performance of these underlying investments held by the Fund. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund's assets among the underlying investments and the ability of an underlying investment to meet its own investment objective. It is possible that an underlying investment will fail to execute its investment strategies effectively. As a result, an underlying investment may not meet its investment objective, which would affect a Fund's investment performance. There can be no assurance that the investment objective of any Fund or any underlying investment will be achieved.

ASSET ALLOCATION RISK. Because the Underlying Funds and shortterm investments represent different asset classes, each Fund is subject to different levels and combinations of risk, depending on the particular Fund's asset allocation. As described below, each Fund is subject in varying degrees to stock market risk, bond market risk (primarily interest rate risk and credit risk), selection risk, non-diversified fund risk, the risk of inflation and foreign risk.

RISKS OF THE UNDERLYING INVESTMENTS

The following are risks applicable to the underlying investments and the corresponding asset classes. The greater a Fund's investment in a particular asset class, the greater the impact to the Fund of the risks related to the class. For example, the Aggressive Fund, the Moderately Aggressive Fund and the Moderate Fund will be more impacted by stock market risk because more of their assets will be invested in U.S. and International Stocks while the Moderately Conservative Fund and the Conservative Fund will be more impacted by credit risk and interest rate risk because more of their assets will be invested in debt securities.

GENERAL RISKS

SELECTION RISK (ALL ASSET CLASSES). Selection risk is the risk that an index fund's investments, which may not fully replicate the index, may perform differently from securities in the index.

NON-DIVERSIFIED FUND RISK (ALL ASSET CLASSES EXCEPT SHORT-TERM INVESTMENTS). Generally, index funds are non-diversified funds which means that each may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating more assets in a smaller number of investments, an Underlying Fund's risk is increased because each investment has a greater effect on the Underlying Fund's performance.

FUND SUMMARIES

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This helps the Underlying Fund's performance when its investments are successful, but also hurts the Underlying Fund's performance when its investments are unsuccessful.

RISKS OF U.S. STOCKS AND INTERNATIONAL STOCKS

STOCK MARKET RISK (U.S. STOCKS AND INTERNATIONAL STOCKS).

Stock market risk is the risk that a Fund could lose value if the individual stocks in which the Underlying Funds have invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID/SMALL CAP RISK (MID CAP STOCKS AND SMALL CAP STOCKS).

To the extent an Underlying Fund invests in securities of small or medium-size capitalization companies, such Underlying Fund's investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of medium-size and small companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK (INTERNATIONAL STOCKS). To the extent an Underlying Fund invests in foreign securities, its investments involve special risks which are not associated with U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent an Underlying Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies, and less established markets.

RISKS OF BONDS

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

Obligations rated in the fourth highest rating category by any rating agency are considered medium-grade securities. Mediumgrade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Underlying Fund owns.

Securities in which an Underlying Fund or short-term investment will invest, will generally be rated within the top four rating categories by a rating agency. Ratings of securities purchased by an Underlying Fund or short-term investment are determined at the time of investment to be within the top four rating categories. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund or short-term investment to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

RISKS OF SHORT-TERM INVESTMENTS.

The risks that apply to bonds, as described above, also apply to short-term investments, but to a lesser degree. This is because the short-term investments are investing in shorter-term and often higher quality investments.

FUND SUMMARIES

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PERFORMANCE

The following bar charts and tables present the performance of the Fund. The bar charts show each Funds' annual total return. The annual total returns shown in the bar charts do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The tables show the Funds' average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar charts and tables provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Funds will perform in the future.

ANNUAL RETURN - AGGRESSIVE FUND (YEAR ENDED DECEMBER 31)

[GRAPHIC OMITTED]

2002    -18.5%

Best quarter:    6.9%    4th qtr. of 2002
Worst quarter: -17.9%    3rd qtr. of 2002

ANNUAL RETURN - MODERATELY AGGRESSIVE FUND (YEAR ENDED DECEMBER 31)

[GRAPHIC OMITTED]

2002    -14.6%

Best quarter:      6.1%    4th qtr. of 2002
Worst quarter:   -14.7%    3rd qtr. of 2002

ANNUAL RETURN - MODERATE FUND (YEAR ENDED DECEMBER 31)

[GRAPHIC OMITTED]

2002    -9.6%

Best quarter:      5.0%    4th qtr. of 2002
Worst quarter:   -10.2%    3rd qtr. of 2002

ANNUAL RETURN - MODERATELY CONSERVATIVE FUND (YEAR ENDED DECEMBER 31)

[GRAPHIC OMITTED]

2002    -4.2%

Best quarter:     3.9%     4th qtr. of 2002
Worst quarter:   -5.9%     3rd qtr. of 2002

ANNUAL RETURN - CONSERVATIVE FUND (YEAR ENDED DECEMBER 31)

[GRAPHIC OMITTED]

2002    -0.4%

Best quarter:     2.5%     4th qtr. of 2002
Worst quarter:   -2.0%     3rd qtr. of 2002

FUND SUMMARIES

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AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2002

                                                         One       Since
                                                        year    Inception(1)
----------------------------------------------------------------------------
Aggressive Fund                                        -18.50%       -16.64%
----------------------------------------------------------------------------
Aggressive Fund Composite Index(2),(13)                -17.25%       -14.58%
----------------------------------------------------------------------------
Moderately Aggressive Fund                             -14.59%       -13.00%
----------------------------------------------------------------------------
Moderately Aggressive Fund Composite Index(3),(13)     -13.42%       -11.28%
----------------------------------------------------------------------------
Moderate Fund                                           -9.60%        -8.42%
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Moderate Fund Composite Index(4), (13)                  -8.94%        -7.40%
----------------------------------------------------------------------------
Moderately Conservative Fund                            -4.15%        -3.36%
----------------------------------------------------------------------------
Moderately Conservative Fund Composite Index(5), (13)   -3.73%        -2.94%
----------------------------------------------------------------------------
Conservative Fund                                        0.40%         0.71%
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Conservative Fund Composite Index(6), (13)               0.45%         0.62%
----------------------------------------------------------------------------
LB U.S. Aggregate Bond Index(7), (13)                   10.27%        10.27%
----------------------------------------------------------------------------
MSCI EAFE Index(8), (13)                               -15.66%       -15.66%
----------------------------------------------------------------------------
S&P 500 Index(9), (13)                                 -22.10%       -22.10%
----------------------------------------------------------------------------
S&P Mid Cap 400 Index(10), (13)                        -14.51%       -14.51%
----------------------------------------------------------------------------
Russell 2000 Index(11), (13)                           -20.48%       -20.48%
----------------------------------------------------------------------------
Salomon Brothers 3-Month T Bill Index(12), (13)          1.70%         1.70%
----------------------------------------------------------------------------

---------------
1    The Funds began operations on December 12, 2001.

2 The Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Aggressive Fund Composite Index is a combination of the S&P 500 Index (40%), the MSCI EAFE Index (30%), the S&P Mid Cap 400 Index (15%), the Russell 2000 Index (10%) and the LB U.S. Aggregate Bond Index (5%).

3 The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Aggressive Fund Composite Index is a combination of the S&P 500 Index (35%), the MSCI EAFE Index (25%), the S&P Mid Cap 400 Index (15%), the LB U.S. Aggregate Bond Index (15%), the Russell 2000 Index (5%) and the Salomon Brothers 3-Month T Bill Index (5%).

4 The Moderate Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderate Fund Composite Index is a combination of the S&P 500 Index (30%), the LB U.S. Aggregate Bond Index (25%), the MSCI EAFE Index (15%), the Salomon Brothers 3-Month T Bill Index (15%), the S&P Mid Cap 400 Index (10%) and the Russell 2000 Index (5%).

5 The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Conservative Fund Composite Index is a combination of the LB U.S. Aggregate Bond Index (35%), the Salomon Brothers 3-Month T Bill Index (25%), the S&P 500 Index (20%), the S&P Mid Cap 400 Index (10%) and the MSCI EAFE Index (10%).

6 The Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Conservative Fund Composite Index is a combination of the Salomon Brothers 3-Month T Bill Index (45%), the LB U.S. Aggregate Bond Index (35%), the S&P 500 Index (10%), the S&P Mid Cap 400 Index (5%) and the MSCI EAFE Index (5%).

7 The LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

8 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

9 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy.

10 The S&P Mid Cap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

11 The Russell 2000 Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

12 The Salomon Brothers 3-Month T Bill Index is an average of the last 3month treasury bill issues (excluding the current month-end bill).

13 These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this index would be lower.

FUND SUMMARIES

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FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Funds.

                                       Moderately                Moderately
                          Aggressive   Aggressive    Moderate  Conservative   Conservative
                                Fund         Fund        Fund          Fund           Fund
------------------------------------------------------------------------------------------
Shareholder Fees(1)
(paid directly from
your investment)                N/A           N/A         N/A        N/A            N/A
------------------------------------------------------------------------------------------

Annual Fund Operating                 Moderately                Moderately
Expense (deducted from   Aggressive   Aggressive    Moderate  Conservative   Conservative
Fund assets)                   Fund         Fund        Fund          Fund           Fund
------------------------------------------------------------------------------------------
Management Fees                0.13%        0.13%      0.13%          0.13%          0.13%
------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees           0.25%        0.25%      0.25%          0.25%          0.25%
------------------------------------------------------------------------------------------
Other Expenses                 0.18%        0.18%      0.18%          0.18%          0.18%
==========================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(2)          0.56%        0.56%      0.56%          0.56%          0.56%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 GMF and the Funds have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.61% through at least April 30, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of a Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------
Aggressive Fund               $    57  $    179  $    313  $     701
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Moderately Aggressive Fund    $    57  $    179  $    313  $     701
--------------------------------------------------------------------
Moderate Fund                 $    57  $    179  $    313  $     701
--------------------------------------------------------------------
Moderately Conservative Fund  $    57  $    179  $    313  $     701
--------------------------------------------------------------------
Conservative Fund             $    57  $    179  $    313  $     701
--------------------------------------------------------------------

DIRECT AND INDIRECT EXPENSES PAID WHEN YOU INVEST IN THE FUNDS

When one of the Funds is chosen as an investment option within variable insurance contracts, the contractholder will be responsible for direct expenses charged by the variable insurance contract, as well as the indirect expenses of the Fund and the Underlying Funds. In this structure, each Fund, therefore, indirectly bears a proportionate share of the applicable expenses of the Underlying Funds (including management fees) because the Fund invests primarily in Underlying Funds and is a shareholder of the Underlying Funds. The Underlying Fund fees are in addition to the fees and expenses described in the Funds' fee tables above and those included in the prospectus for the variable insurance contract, and may change from time to time. Depending on which Underlying Funds are held by the Fund and in what proportion, the fees will vary over time. However, in order to give you an idea of what the fees for the Underlying Funds might be, we have calculated each Fund's combined average expense ratio, using the expense ratios after fee waivers and reimbursements (which are in place until at least February 29, 2004) of the Underlying Funds as of April 28, 2003, and each Fund's target allocation as described above. Based on these hypothetical assumptions, the combined average expense ratio for the Underlying Funds which would have been borne indirectly by each of the Funds would have been the following:

Aggressive Fund                                         0.29%
-------------------------------------------------------------
Moderately Aggressive Fund                              0.29%
-------------------------------------------------------------
Moderate Fund                                           0.28%
-------------------------------------------------------------
Moderately Conservative Fund                            0.28%
-------------------------------------------------------------
Conservative Fund                                       0.28%
-------------------------------------------------------------

Expenses will differ when a Fund's allocation moves from its target allocation.

MORE ABOUT THE FUNDS

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PRINCIPAL INVESTMENT STRATEGIES

The Gartmore GVIT Investor Destinations Series are designed to provide diversification across major asset classes through investments in the underlying Funds and other investments as described in the Fund Summaries.

Set forth below is each Fund's target allocation for its underlying investments. Actual allocation may vary over short periods; however, the strategy should generally approximate the target allocation.

                                          Moderately               Moderately
Underlying                   Aggressive   Aggressive   Moderate   Conservative   Conservative
Investments                     Fund         Fund        Fund         Fund           Fund
-----------------------------------------------------------------------------------------------
U.S. STOCKS:
-----------------------------------------------------------------------------------------------
Large Cap
Index Funds                          40%          35%        30%            20%            10%
-----------------------------------------------------------------------------------------------
Nationwide Mid Cap
Market Index Fund                    15%          15%        10%            10%             5%
-----------------------------------------------------------------------------------------------
Nationwide Small Cap
Index Fund                           10%           5%         5%             0%             0%
-----------------------------------------------------------------------------------------------
INTERNATIONAL STOCKS:
-----------------------------------------------------------------------------------------------
Nationwide International
Index Fund                           30%          25%        15%            10%             5%
-----------------------------------------------------------------------------------------------
BONDS:
-----------------------------------------------------------------------------------------------
Nationwide Bond Index Fund            5%          15%        25%            35%            35%
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SHORT-TERM INVESTMENTS:
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Gartmore Morley
  Enhanced Income Fund                0%         2.5%       7.5%          12.5%            20%
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Gartmore Money
  Market Fund                         0%           0%         0%             0%             5%
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Nationwide Contract                   0%         2.5%       7.5%          12.5%            20%
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TOTAL ALLOCATION 100%                            100%       100%           100%           100%

ASSET CLASSES AND UNDERLYING INVESTMENTS OF THE FUNDS

The asset classes present varying degrees of potential investment risks and rewards based upon their own investment objectives and strategies. A Fund will be impacted by these risks depending on the extent to which it invests in an asset class. Please refer to "Risks of the Underlying Investments" beginning on page 5, for a discussion of some of these risks. Additional information about the asset classes, investment strategies and the risks of the Funds, as well as the investment techniques of the Underlying Funds, is included above and in the Statement of Additional Information (SAI). To obtain a copy of the SAI, see the back cover of the prospectus.

An investor generally could invest in an Underlying Fund directly. Because an investor is investing indirectly through the Gartmore GVIT Investor Destinations Series, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees) as well as the expenses of the Fund. Although the Funds will charge a Rule 12b-1 fee, the Underlying Funds, Gartmore Money Market Fund and Gartmore Morley Enhanced Income Fund will not charge any front-end sales load, contingent deferred sales charge or Rule 12b-1 fee when selling shares to the Funds so there is no duplication of these fees or charges. There is also no front-end sales load, contingent deferred sales charge or Rule 12b-1 fee on the Nationwide Contract.

The following is a description of the underlying investments for each asset class. Each Fund may invest in these underlying investments as provided in its target allocation mix.

U.S. STOCKS - LARGE CAP STOCKS

The Funds may invest in the NATIONWIDE S&P 500 INDEX FUND (S&P 500 INDEX FUND). The S&P 500 Index Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 5001 Composite Stock Price Index. The S&P 500 is a marketed-weighted index composed of 500 selected common stocks chosen by Standard & Poor's (S&P) based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

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1 "Standard & Poor's", "S&P", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the SAI.

MORE ABOUT THE FUNDS

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The S&P 500 Index Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500. Under normal conditions, the S&P 500 Index Fund invests at least 80% of its net assets in equity securities of companies' included in the S&P 500 and in derivative instruments linked to the S&P 500.

The S&P 500 Index Fund invests in a statistically selected sample of stocks included in the S&P 500 and in derivative instruments linked to the S&P 500. The S&P 500 Index Fund does not necessarily invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. Because the S&P 500 Index Fund seeks to invest in assets whose performance matches the performance of the S&P 500, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The S&P 500 Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The S&P 500 Index Fund may also engage in securities lending.

The Funds normally will also invest in one or more other large cap index funds which seek to match the performance of the S&P 500.

U.S. STOCKS - MID CAP STOCKS

The Funds may invest in the NATIONWIDE MID CAP MARKET INDEX FUND (MID CAP INDEX
FUND). The Mid Cap Index Fund seeks to match the performance of the Standard & Poor's Mid Cap 400 Index (S&P 400) as closely as possible before the deduction of Fund expenses. The S&P 400 is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is a market-weighted index and is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks.

The Mid Cap Index Fund invests in the common stocks in the S&P 400 in roughly the same proportions as their weightings in the S&P 400 and in derivative instruments linked to the S&P 400. The Mid Cap Index Fund does not necessarily invest in all of the common stocks in the S&P 400, or in the same weightings as in the S&P 400. At those times, the Mid Cap Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 400 as a whole. Because the Mid Cap Market Index Fund seeks to invest in assets whose performance matches the performance of the S&P 400, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Mid Cap Index Fund may also engage in securities lending.

The Funds may also invest in other mid cap index funds which seek to match the performance of the S&P 400.

U.S. STOCKS - SMALL CAP STOCKS

The Funds may invest in the NATIONWIDE SMALL CAP INDEX FUND (SMALL CAP INDEX
FUND). The Small Cap Index Fund seeks to match the performance of the Russell 2000 Index (Russell 2000) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by smaller-capitalization U.S. companies in a wide range of businesses. The Small Cap Index Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Small Cap Index Fund does not necessarily invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Small Cap Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole. Because the Small Cap Index Fund seeks to invest in assets whose performance matches the performance of the Russell 2000, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Small Cap Index Fund may also engage in securities lending.

The Funds may also invest in other small cap index funds which seek to match the performance of the Russell 2000.

INTERNATIONAL STOCKS

The Funds may invest in the NATIONWIDE INTERNATIONAL INDEX FUND (INTERNATIONAL INDEX FUND). The International Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index) as closely as possible before the deduction of Fund expenses. The MSCI EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE index are selected from among the larger capitalization companies in these markets. The weighting of the MSCI EAFE index is based on the market capitalization of each of the countries in the index.

The International Index Fund invests in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. The International Index Fund may not invest in all of the countries, or all of the companies within a country, represented in the MSCI EAFE Index, or in the same weightings as in the MSCI EAFE Index. The International Index Fund will choose investments so that the market capitalizations, industry

MORE ABOUT THE FUNDS

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weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the EAFE Index as a whole. Because the International Fund seeks to invest in assets whose performance matches the performance of the EAFE Index, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The International Index Fund may also engage in securities lending.

The Funds may also invest in other international index funds which seek to match the performance of the EAFE Index.

BONDS

The Funds will invest in the NATIONWIDE BOND INDEX FUND (BOND INDEX FUND). The Bond Index Fund seeks to match the performance of the Lehman Brothers U.S. Aggregate Bond Index (Aggregate Bond Index) as closely as possible before the deduction of Bond Index Fund expenses. The Aggregate Bond Index is composed primarily of dollar- denominated investment grade bonds of different types.

The Bond Index Fund invests in a statistically selected sample of bonds that are included in or correlated with the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index. The Bond Index Fund may not invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. The Bond Index Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks in the Aggregate Bond Index. The Aggregate Bond Index is composed of a variety of dollar-denominated investment grade bonds, including bonds issued by the U.S. government and foreign governments and their agencies, and bonds issued by the U.S. or foreign companies, among others. Because the Bond Index Fund seeks to invest in assets whose performance matches the performance of the Aggregate Bond Index, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Bond Index Fund may also engage in securities lending.

The Funds may also invest in other bond index funds which seek to match the performance of the Aggregate Bond Index.

SHORT-TERM INVESTMENTS

EACH FUND (OTHER THAN THE AGGRESSIVE FUND) MAY INVEST IN THE FOLLOWING SHORT-TERM INVESTMENTS:

THE GARTMORE MORLEY ENHANCED INCOME FUND (ENHANCED INCOME FUND) seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in an investor's account value. To achieve its objective, under normal market conditions, the Enhanced Income Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Enhanced Income Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Enhanced Income Fund invests pay interest on either a fixed-rate or variable-rate basis. The Enhanced Income Fund will be managed so that its duration, which is a measure of the expected life of the Enhanced Income Fund's portfolio on a present value basis reflecting both principal and interest payments, will not exceed two years. The Enhanced Income Fund may also enter into futures or options contracts solely for the purpose of adjusting the duration of the Fund to minimize fluctuation of the Fund's market value.

Depending on market conditions, the Enhanced Income Fund may also enter into book value maintenance agreements (wrap contracts) with one or more highly rated financial institutions for the purpose of maintaining some of the Enhanced Income Fund's assets at a stable book value.

When selecting securities for the Fund, the Enhanced Income Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Enhanced Income Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund. A security may also be sold to take advantage of more favorable opportunities.

The Enhanced Income Fund's portfolio managers expect that careful selection of securities, relatively short portfolio duration, and the potential availability and use of wrap contracts will enable the Enhanced Income Fund to meet its investment objective of limited fluctuation of the Enhanced Income Fund's net asset value, although there can be no guarantee that the Fund will meet its objectives.

GARTMORE MONEY MARKET FUND. The Gartmore Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations will primarily include commercial paper and other debt obligations issued by U.S. and foreign corporations, asset-backed commercial paper, U.S. government and agency bonds, bills and notes, the obligations of foreign governments, commercial paper issued by states and municipalities and the obligations of U.S. banks, foreign banks and U.S. branches of foreign banks. All of the money market obligations

MORE ABOUT THE FUNDS

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must be denominated in U.S. dollars and are rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, are of comparable quality. The Gartmore Money Market Fund may also invest in floating-and adjustable-rate obligations any may enter into repurchase agreements. Typically, the Gartmore Money Market Fund's dollar- weighted average maturity will be 90 days or less.

The Gartmore Money Market Fund invests in securities which its portfolio manager believes to have the best return potential. Because the Gartmore Money Market Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs to maintain target allocations and to take advantage of more favorable opportunities.

THE NATIONWIDE CONTRACT. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide). This contract has a stable principal value and will pay each Fund holding a contract a fixed rate of interest. The fixed interest rate must be at least 3.50% per annum, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. The rate paid by the Nationwide Contract is guaranteed for a given period regardless of the current market conditions. The principal amount of the Nationwide Contract is also guaranteed. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, the portfolio management team believes that the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

TEMPORARY INVESTMENTS

Generally each of the Underlying Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if an Underlying Fund's adviser or sub- adviser believes that business, economic, political or financial conditions warrant, an Underlying Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Underlying Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Underlying Fund) that invest in securities in which the Underlying Fund may invest. Should this occur, an Underlying Fund will not be pursuing its investment objective and may miss potential market upswings.

MANAGEMENT

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MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Following is the management's discussion of the performance of the Funds for the year ended December 31, 2002. This discussion provides an overview of the economy and how it affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio managers.

GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -18.50% versus -17.25% for a composite of the S&P 500 Index (40%), the MSCI EAFE Index (30%), the S&P Mid Cap 400 Index (15%), the Russell 2000 Index (10%) and the LB U.S. Aggregate Bond Index (5%). The indicies' returns were -22.10%, -15.66%, -14.51%, -20.48% and 10.27%, respectively.

WHAT MARKET/ECONOMIC FACTORS AFFECTED PERFORMANCE?

Both U.S. and foreign equity markets saw a third consecutive year of losses by year-end 2002. Economic growth was listless due to ongoing geopolitical uncertainty and investors' distrust of corporate governance. At year-end, corporate earnings were generally weak and investors had endured 12 months of steep losses for these asset classes.

The Federal Reserve attempted to stimulate the economy with a sizable cut of half a percent in November when short-term interest rates were lowered to just 1.25%. While record-low rates helped home sales remain strong throughout the year, this policy took its toll on money market instruments (cash), which continued to pay investors historically low rates of returns.

WHAT PORTFOLIO-SPECIFIC FACTORS INFLUENCED PERFORMANCE?

A total of 95% of the Fund is invested in stocks. These investments hurt performance in the large, mid- and small-cap areas, as stocks across the board were battered by negative investor sentiment and poor economic fundamentals. Large-cap stocks suffered from a combination of the aftereffects of the bubble bursting, a variety of macro- economic influences, overall valuation concerns and excess capacity. Mid and small-cap issues held up better because their earnings weren't quite as poor as those of larger companies, and they were perceived to be more reasonably valued.

World markets also suffered for most of 2002 although conditions improved as international stocks experienced a fourth-quarter turnaround. In another parallel to U.S. markets, the housing market remained a source of strength in the United Kingdom, due to high demand and low interest rates. In Japan, markets faltered in the fourth quarter, despite having held up better than other European markets for most of the year.

WHAT IS THE OUTLOOK FOR THIS FUND?

If economic conditions improve in 2003 and interest rates rise, the Fund's equity allocation (domestically and abroad) would likely fare better than it did in 2002. Renewed investor enthusiasm for stocks could fuel demand and drive prices higher. Conversely, the small percentage in fixed-income investments would likely suffer from a lack of demand relative to the past several years.

If the economy remains in a slow growth mode and interest rates stay the same, we expect that fixed-income securities will continue to be favored, as investors look for lower-risk investment opportunities relative to stocks.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
              GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND,
                  THE AGGRESSIVE FUND COMPOSITE INDEX(1),(2),
          THE LB U.S. AGGREGATE BOND INDEX(3), THE MSCI EAFE INDEX(4),
               THE S&P MID CAP 400 INDEX(5), THE S&P 500 INDEX(6)
                              AND THE RUSSELL 2000
                                    INDEX(7)

                                [GRAPH OMITTED]

Fund Inception/   GVIT Fund Growth of $10,000    Benchmark Growth of $10,000
Previous 10 Yrs.   INVESTOR DEST AGGRESSIVE    AGGRESSIVE FUND COMPOSITE INDEX
----------------  ---------------------------  -------------------------------
12/12/2001 . . .         10,000                           10,000
12/31/2001 . . .         10,131                           10,189
12/31/2002 . . .          8,257                            8,431

              GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND
                          Average Annual Total Returns
                        Periods ended December 31, 2002

                            One Year       Life(8)
                            --------      --------
                             -18.50%       -16.64%

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1 The calculations in the graph assume reinvestment of dividends and distributions.

2 The Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Aggressive Fund Composite Index is a combination of the S&P 500 Index (40%), the MSCI EAFE Index (30%), the S&P Mid Cap 400 Index (15%), the Russell 2000 Index (10%)

MANAGEMENT

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     and the LB U.S. Aggregate Bond Index (5%).

3 The LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

4 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

5 The S&P Mid Cap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

6 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy.

7 The Russell 2000 Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

8 The Gartmore GVIT Investor Destinations Aggressive Fund commenced operations on December 12, 2001.

Past performance is not predictive of future performance.

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -14.59% versus -13.42% for a composite of the S&P 500 Index (35%), the MSCI EAFE Index (25%), the S&P Mid Cap 400 Index (15%), the LB U.S. Aggregate Bond Index (15%), the Russell 2000 Index (5%) and the Salomon Brothers 3-Month T Bill Index (5%). The indices' returns were -22.10%, -15.66%, -14.51%, 10.27%, -20.48% and 1.70%, respectively.

WHAT MARKET/ECONOMIC FACTORS AFFECTED PERFORMANCE?

The economy experienced robust growth during the first quarter of 2002. However, growth stalled and the markets were extremely volatile for the second quarter, mainly due to high-profile companies' reporting of accounting misdeeds one after another and increased concerns about accounting standards.

Although U.S. markets experienced three weeks of consecutive gains in August, the markets lost ground for the next five consecutive weeks and closed with negative returns for the third quarter. A significant rebound was seen with the S&P MidCap 400 Index posting a total return of 5.83% for the last quarter of 2002. Better-than-estimated corporate earnings reports and the belief that corporate earnings had "bottomed" spurred an improvement in market conditions. The yearend rally also can be partially attributed to the Federal Reserve's fiscal stimulus of cutting interest rates to a record low 1.25%.

WHAT PORTFOLIO-SPECIFIC FACTORS INFLUENCED PERFORMANCE?

With regard to the Fund's U.S. large cap equity position (which makes up 35% of the portfolio), all 10 S&P 500 sectors posted negative returns in 2002. In the technology sector, information technology and telecommunications posted the worst returns for the year (down - 37.57% and -35.89%, respectively), due to lack of business spending on technology-related infrastructures.

In a disappointing similarity to their domestic counterparts, 2002 was a dismal year for the MSCI EAFE Index, with only two of 21 EAFE countries achieving positive returns. Negative returns from poor performers led to shrinking market capitalization, resulting in decreases in individual country weightings in the benchmark.

Bonds outperformed the benchmark during the year due in part to mortgage aggregation strategies in which the portfolio avoids high prepayment-risk securities market. Of the three major sectors in the underlying Bond Index Fund
- mortgages, governments and corporate - the corporate market was a strong performer, returning 3.08% for the period.

WHAT IS THE OUTLOOK FOR THIS FUND?

The Fund will continue to pursue its goal of growth of capital, as well as income, while maintaining a target allocation of 35% large-cap U.S. stocks, 25% international stocks, 15% mid-cap U.S. stocks, 15% bonds, 5% small-cap stocks and 5% short-term investments.

Given the Fund's broad exposure to a variety of sectors and capitalization sizes, we believe it will be able to weather challenging market conditions while positioned to capture the benefits of potential rising markets.

MANAGEMENT

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             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
                 GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY
                 AGGRESSIVE FUND, THE MODERATELY AGGRESSIVE FUND
          COMPOSITE INDEX(1),(2), THE LB U.S. AGGREGATE BOND INDEX(3),
              THE MSCI EAFE INDEX(4), THE S&P MID CAP 400 INDEX(5),
               THE S&P 500 INDEX(6), THE RUSSELL 2000 INDEX(7) AND
                       THE SALOMON BROTHERS 3-MONTH T BILL
                                    INDEX(8)

                                (GRAPH OMITTED)

Fund Inception/       GVIT Fund Growth of $10,000          Benchmark Growth of $10,000
Previous 10 Yrs.  INVESTOR DEST MODERATELY AGGRESSIVE  MOD AGGRESSIVE FUND COMPOSITE INDEX
----------------  -----------------------------------  -----------------------------------
12/12/2001 . . .                   10,000                               10,000
12/31/2001 . . .                   10,112                               10,145
12/31/2002 . . .                    8,637                                8,784



                      GARTMORE GVIT INVESTOR DESTINATIONS
                           MODERATELY AGGRESSIVE FUND
                          Average Annual Total Returns
                        Periods ended December 31, 2002


                         One Year          Life(9)
                         --------          -------
                          -14.59%          -13.00%

---------------
1 The calculations in the graph assume reinvestment of dividends and distributions.

2 The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Aggressive Fund Composite Index is a combination of the S&P 500 Index (35%), the MSCI EAFE Index (25%), the S&P Mid Cap 400 Index (15%), the LB U.S. Aggregate Bond Index (15%) the Russell 2000 Index (5%) and the Salomon Brothers 3-Month T Bill Index (5%).

3 The LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

4 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

5 The S&P Mid Cap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

6 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy.

7 The Russell 2000 Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

8 The Salomon Brothers 3-Month T Bill Index is an average of the last 3month treasury bill issues (excluding the current month-end bill).

9 The Gartmore GVIT Investor Destinations Moderately Aggressive Fund commenced operations on December 12, 2001.

Past performance is not predictive of future performance.

GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -9.60% versus -8.94% for a composite of the S&P 500 Index (30%), the LB U.S. Aggregate Bond Index (25%), the MSCI EAFE Index (15%), the Salomon Brothers 3-Month T Bill Index (15%), the S&P Mid Cap 400 Index (10%) and the Russell 2000 Index (5%). The indices' returns were -22.10%, 10.27%, -15.66%, 1.70%, -14.51%, and -20.48%, respectively.

WHAT MARKET/ECONOMIC FACTORS AFFECTED PERFORMANCE?

Global equity markets saw a third consecutive year of losses by yearend 2002. Despite relatively strong consumer spending, economic growth was sluggish due to ongoing geopolitical uncertainty and investors' distrust of corporate governance. In addition, businesses failed to increase spending, dragging down manufacturing activity and keeping unemployment rates at relatively high levels. When the year came to a close, corporate earnings were generally weak and investors had endured 12 months of steep losses for U.S. and foreign equities.

The fixed-income market, however, enjoyed another year of positive returns. Bonds generally remained in high demand, as wary investors sought safer havens for their assets. Corporate bonds, however, were challenged by continued news of troublesome corporate governance. After making no interest-rate reductions for the first three quarters of 2002, the Federal Reserve attempted to stimulate the economy with a sizable cut of half a percent in November when short-term interest rates were lowered to just 1.25%.

WHAT PORTFOLIO-SPECIFIC FACTORS INFLUENCED PERFORMANCE?

The Fund's equity allocation which comprises 60% of the Fund's holdings, suffered during the year. All 10 S&P 500 Index sectors posted negative returns in 2002, providing further evidence that the slump affected the entire market, although some sectors hurt performance more than others. In the technology sector, information technology and telecommunications posted the worst returns for the year (down -37.57% and -35.89%, respectively), largely due to lack of business

MANAGEMENT

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spending on technology-related infrastructures. The MSCI EAFE Index did not fare much better, as geopolitical factors dragged down world markets. Only two of the 21 EAFE countries achieved positive returns.

In the fixed-income sector, U.S. government securities performed the best for most of the year, as investors remained cautious of comparatively riskier bonds such as corporates. Because bonds and short-term investments represent 40% of the Fund's allocation, these returns were able to offset most of the losses sustained by the equity portion of the Fund.

WHAT IS THE OUTLOOK FOR THIS FUND?

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital and income. Fund allocations will remain weighted toward stock investments while including a sizable position in bonds and short-term investments, with the goal of adding income and reducing volatility.

                COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT
            IN THE GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND,
                    THE MODERATE FUND COMPOSITE INDEX(1),(2),
          THE LB U.S. AGGREGATE BOND INDEX(3), THE MSCI EAFE INDEX(4),
              THE S&P MID CAP 400 INDEX(5), THE S&P 500 INDEX(6),
                          THE RUSSELL 2000 INDEX(7) AND
                      THE SALOMON BROTHERS 3-MONTH T BILL
                                    INDEX(8)

                                [GRAPH OMITTED]


Fund Inception/   GVIT Fund Growth of $10,000   Benchmark Growth of $10,000
Previous 10 Yrs.    INVESTOR DEST MODERATE     MODERATE FUND COMPOSITE INDEX
----------------  ---------------------------  -----------------------------
12/12/2001 . . .                  10,000                         10,000
12/31/2001 . . .                  10,084                         10,104
12/31/2002 . . .                   9,116                          9,201


                GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND
                          Average Annual Total Returns
                        Periods ended December 31, 2002


                             One Year      Life(9)
                             --------      -------
                               -9.60%      -8.42%

---------------
1 The calculations in the graph assume reinvestment of dividends and distributions.

2 The Moderate Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderate Fund Composite Index is a combination of the S&P 500 Index (30%), the LB U.S. Aggregate Bond Index (25%), the MSCI EAFE Index (15%), the Salomon Brothers 3-Month T Bill Index (15%), the S&P Mid Cap 400 Index (10%) and the Russell 2000 Index (5%).

3 The LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

4 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

5 The S&P Mid Cap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

6 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy.

7 The Russell 2000 Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

8 The Salomon Brothers 3-Month T Bill Index is an average of the last 3month treasury bill issues (excluding the current month-end bill).

9 The Gartmore GVIT Investor Destinations Moderate Fund commenced operations on December 12, 2001.

Past performance is not predictive of future performance.

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -4.15% versus -3.73% for a composite of the LB U.S. Aggregate Bond Index (35%), the Salomon Brothers 3-Month T Bill Index (25%), the S&P 500 Index (20%), the S&P Mid Cap 400 Index (10%) and the MSCI EAFE Index (10%). The indices' returns were 10.27%, 1.70%, -22.10%, -14.51%, and -15.66%, respectively.

WHAT MARKET/ECONOMIC FACTORS AFFECTED PERFORMANCE?

The global economy struggled throughout the year, causing the bond market to benefit from skeptical investors who were not willing to take a chance on the equity market. Nevertheless, corporate bonds were challenged by continued news of troublesome corporate governance. High-yield bonds also suffered because investors lacked enthusiasm about this more aggressive fixed-income category.

In the fourth quarter of 2002, the equity market participated in an impressive rally. This was attributed to three factors: (1) better-than-estimated corporate earnings reports; (2) the belief that those earn-

MANAGEMENT

================================================================================

ings had "bottomed" spurred an improvement in market conditions; and (3) the promise of fiscal stimulus from the Federal Reserve's interest rate cuts late in the year.

WHAT PORTFOLIO-SPECIFIC FACTORS INFLUENCED PERFORMANCE?

Because bonds and short-term investments represent a sizeable portion of the Fund's allocation (60%), gains from these holdings helped offset some of the losses sustained by equity markets. Bond yields declined with the weak economy, allowing prices to rise on most high-quality securities. Government securities performed the best for the bulk of the period, because investors remained wary of comparatively more aggressive bonds such as corporates. The performance of high-yield bonds, which are considered risky, was even weaker.

The Fund's equity portfolio suffered during the year. In the United States, all three asset classes (large, mid-and small-cap stocks) fell, with the S&P 500 Index declining the most. All 10 S&P 500 Index sectors posted negative returns in 2002, although some sectors hurt performance more than others. In the technology sector, information technology and telecommunications posted the worst returns for the year, (down 37.57% and 35.89%, respectively) as a result of reduced business spending on technology-related infrastructures.

On the international front, the year was dismal for the MSCI EAFE Index; only two of the 21 EAFE countries achieved positive returns. Negative returns from poor performers led to shrinking market capitalization, which resulted in decreases in individual country weightings in the benchmark.

WHAT IS THE OUTLOOK FOR THIS FUND?

The Fund will continue to pursue its primary goal of seeking income and, secondarily, pursuing growth of capital. We are cautiously optimistic about the market's long-term prospects. We expect equities to regain some footing through slow yet sustainable economic growth; therefore, bonds should experience more modest gains.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
                 GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY
                 CONSERVATIVE FUND, THE MODERATELY CONSERVATIVE
            FUND COMPOSITE INDEX(1),(2), THE LB U.S. AGGREGATE BOND
              INDEX(3), THE MSCI EAFE INDEX(4), THE S&P MID CAP 400
            INDEX(5), THE S&P 500 INDEX(6) AND THE SALOMON BROTHERS
                                 3-MONTH T BILL
                                    INDEX(7)

                                [GRAPH OMITTED]

Fund Inception/        GVIT Fund Growth of $10,000            Benchmark Growth of $10,000
Previous 10 Yrs.  INVESTOR DEST MODERATELY CONSERVATIVE  MOD CONSERVATIVE FUND COMPOSITE INDEX
----------------  -------------------------------------  -------------------------------------
12/12/2001 . . .                        10,000                                 10,000
12/31/2001 . . .                        10,065                                 10,057
12/31/2002 . . .                         9,647                                  9,682


                      GARTMORE GVIT INVESTOR DESTINATIONS
                          MODERATELY CONSERVATIVE FUND

                          Average Annual Total Returns
                        Periods ended December 31, 2002

                             One Year       Life(8)
                             --------       -------
                              -4.15%         -3.36%

---------------
1 The calculations in the graph assume reinvestment of dividends and distributions.

2 The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Conservative Fund Composite Index is a combination of the LB U.S. Aggregate Bond Index (35%), the Salomon Brothers 3-Month T Bill Index (25%), the S&P 500 Index (20%), the S&P Mid Cap 400 Index (10%) and the MSCI EAFE Index (10%).

3 The LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

4 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

5 The S&P Mid Cap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

6 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy.

MANAGEMENT

================================================================================


7 The Salomon Brothers 3-Month T Bill Index is an average of the last 3month treasury bill issues (excluding the current month-end bill).

8 The Gartmore GVIT Investor Destinations Moderately Conservative Fund commenced operations on December 12, 2001.

Past performance is not predictive of future performance.

GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned 0.40% versus 0.45% for the Salomon Brothers 3-Month T Bill Index (45%), the LB U.S. Aggregate Bond Index (35%), the S&P 500 Index (10%), the S&P Mid Cap 400 Index (5%) and the MSCI EAFE Index (5%). The indicies' returns were 1.70%, 10.27%, -22.10%, -14.51%, and -15.66%, respectively.

WHAT MARKET/ECONOMIC FACTORS AFFECTED PERFORMANCE?

Even with relatively strong consumer spending figures, economic growth was sluggish during 2002 because business spending remained in check. For the third consecutive year the equity markets finished in negative territory, and corporate earnings were dismal.

Although they remained positive, returns on money market instruments (cash) were hurt by the low-interest-rate environment. However, the fixed-income market made up for the poor returns of both equities and cash. Bonds were in high demand because they represented a "safer" alternative to which many risk-averse investors turned.

WHAT PORTFOLIO SPECIFIC FACTORS INFLUENCED PERFORMANCE?

About 80% of the Fund is invested in short-term and fixed-income instruments, which finished in positive territory (in absolute returns) in a very difficult investment environment. The Fund's heavy allocation toward these areas accounted for much of its positive absolute return; yet its equity holdings dragged on overall performance, keeping it under 1%.

Although only 20% of the Fund is invested in equity asset classes, these areas hurt Fund performance because each experienced double digit declines. The equity markets were hurt by negative investor sentiment as well as weak economic fundamentals and languishing corporate profits. Economic growth was slow and corporate profits were disappointing particularly for technology companies, which still make up a large portion of the equity indexes. Geopolitical risks also played an equally important role in hurting stocks. Namely, the threat of terrorism as well as potential conflicts with Iraq and North Korea kept investors on edge during most of the year.

WHAT IS THE OUTLOOK FOR THIS FUND?

Much of this Fund is invested in cash and fixed-income instruments; therefore, its outlook is highly dependent on the direction of interest rates.

If the economy remains in a slow growth mode and interest rates stay the same, we believe that fixed-income investments will perform well as investors remain averse to the risk inherent in stocks. In this scenario, however, equities would suffer and the returns on cash investments would be minimal, because they are most closely tied to interest rates.

If economic conditions improve in 2003 and interest rates rise, the Fund's equity allocation would likely boost its return. In this scenario, returns on cash investments should revisit their higher, normal levels, while fixed-income investments would suffer from a lack of demand.

                COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT
            IN THE GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE
              FUND, THE CONSERVATIVE FUND COMPOSITE INDEX(1),(2),
          THE LB U.S. AGGREGATE BOND INDEX(3), THE MSCI EAFE INDEX(4),
               THE S&P MID CAP 400 INDEX(5), THE S&P 500 INDEX(6)
                AND THE SALOMON BROTHERS 3-MONTH T BILL INDEX(7)

                                [GRAPH OMITTED]

Fund Inception/   GVIT Fund Growth of $10,000     Benchmark Growth of $10,000
Previous 10 Yrs.  INVESTOR DEST CONSERVATIVE   CONSERVATIVE FUND COMPOSITE INDEX
----------------  ---------------------------  ---------------------------------
12/12/2001 . . .                10,000                             10,000
12/31/2001 . . .                10,034                             10,023
12/31/2002 . . .                10,075                             10,068


              GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND
                          Average Annual Total Returns
                        Periods ended December 31, 2002


                            One Year       Life(8)
                            --------       -------
                            0.40%            0.71%

---------------
1 The calculations in the graph assume reinvestment of dividends and distributions.

2 The Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Conservative Fund Composite Index is a combination of the Salomon Brothers 3-Month T Bill Index (45%), the LB U.S. Aggregate Bond Index (35%), the S&P 500 Index (10%), the S&P Mid Cap 400 Index (5%) and the MSCI EAFE Index (5%).

MANAGEMENT

================================================================================


3 The LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

4 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

5 The S&P Mid Cap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

6 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy.

7 The Salomon Brothers 3-Month T Bill Index is an average of the last 3month treasury bill issues (excluding the current month-end bill).

8 The Gartmore GVIT Investor Destinations Conservative Fund commenced operations on December 12, 2001.

Past performance is not predictive of future performance.

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. GMF was organized in 1999 and manages mutual funds. As of March 31, 2003, GMF and its U.S. affiliates had approximately $31.2 billion in assets under management of which approximately $16.6 billion was managed by GMF.

GMF initially allocates each Fund's assets among the underlying investments as described above. GMF also monitors these allocations and the assumptions upon which they were made GMF also monitors market conditions and other factors that could influence these allocations.

The annual management fee paid by Fund each to GMF for the fiscal year ended December 31, 2002, expressed as a percentage of the Funds' average daily net assets, and not taking into account any applicable waivers, was as follows:

Fund                               Fee
---------------------------------------
The Aggressive Fund               0.13%
---------------------------------------
The Moderately Aggressive Fund    0.13%
---------------------------------------
The Moderate Fund                 0.13%
---------------------------------------
The Moderately Conservative Fund  0.13%
---------------------------------------
The Conservative Fund             0.13%
---------------------------------------


Each Fund, as a shareholder of the underlying investments, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying investments. GMF believes, and the Board of Trustees has determined, that the management fees paid by the Funds are for services that are in addition to not duplicative of the services provided to the underlying investments. These services include the asset allocation and monitoring functions provided by GMF.

Each Fund is managed by a team of portfolio managers and research analysts from GMF.

BUYING AND SELLING FUND SHARES

================================================================================


WHO CAN BUY SHARES OF THE FUNDS

Shares of the Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its affiliate life insurance companies (collectively "Nationwide"), to fund benefits payable under variable insurance policies and variable annuity contracts. In the future shares may be sold to separate accounts of other insurance companies. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

In the future, the Funds may sell shares to separate accounts of other unaffiliated insurance companies, as well as to Nationwide. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees of the Funds intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a charge. Generally, NAV is determined by dividing the total market value of the securities owned by the Fund, less its liabilities, by the total number of its outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

-    New Year's Day
-    Martin Luther King Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

A Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell, or exchange shares
-    Changes in the value of a Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA) as the Funds' administrator or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of the Funds may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay any exchange, transfer or redemption request. Such requests may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

BUYING AND SELLING FUND SHARES

================================================================================


DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds for expenses associated with distributing and selling those shares and providing shareholder services. Under that Distribution Plan, a Fund pays its distributor, from its shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the shares' daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES

================================================================================


DIVIDENDS AND DISTRIBUTIONS


Substantially all of the Funds' net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Funds. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders at least annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights table is intended to help you understand a Fund's financial performance for the period of a Fund's operation. Certain information reflects financial results for a single Fund share. The total return in the tables represents the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statement, is included in the annual report, which is available upon request.

                                              GARTMORE                       GARTMORE                        GARTMORE
                                     GVIT INVESTOR DESTINATIONS      GVIT INVESTOR DESTINATIONS      GVIT INVESTOR DESTINATIONS
                                           AGGRESSIVE FUND           MODERATELY AGGRESSIVE FUND            MODERATE FUND
                                   ------------------------------  ------------------------------  ------------------------------
                                       YEAR           PERIOD           YEAR           PERIOD           YEAR           PERIOD
                                       ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                        2002          2001 (a)          2002          2001(a)           2002          2001(a)
                                   --------------  --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD              $       10.11   $       10.00   $       10.09   $       10.00   $       10.06   $       10.00
                                   --------------  --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income                     0.09            0.02            0.12            0.02            0.15            0.02
  Net realized and unrealized
  Gains on investments                     (1.96)           0.11           (1.59)           0.09           (1.11)           0.06
                                   --------------  --------------  --------------  --------------  --------------  --------------
    Total investment activities            (1.87)           0.13           (1.47)           0.11           (0.96)           0.08
                                   --------------  --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                    (0.09)          (0.02)          (0.12)          (0.02)          (0.15)          (0.02)
  Net realized gains                           -               -           (0.01)              -           (0.01)              -
                                   --------------  --------------  --------------  --------------  --------------  --------------
    Total distributions                    (0.09)          (0.02)          (0.13)          (0.02)          (0.16)          (0.02)
                                   --------------  --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                    $        8.15   $       10.11   $        8.49   $       10.09   $        8.94   $       10.06
                                   ==============  ==============  ==============  ==============  ==============  ==============
Total Return                             (18.50%)       1.31% (b)        (14.59%)       1.12% (b)         (9.60%)       0.84% (b)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of
   period (000)                    $      19,493   $         506   $      71,962   $         505   $     165,555   $         504
  Ratio of expenses to average
   Net assets                               0.56%       0.61% (c)           0.56%       0.61% (c)           0.56%       0.61% (c)
  Ratio of net investment income
    to average net assets                   1.41%       4.36% (c)           1.89%       4.56% (c)           2.41%       4.42% (c)
  Ratio of expenses (prior
   to reimbursements)
   to average net assets*                     (d)      24.83% (c)             (d)      24.85% (c)             (d)      24.86% (c)
  Ratio of net investment income
    (prior to reimbursements) to
    average net assets*                       (d)     (19.86%)(c)             (d)     (19.68%)(c)             (d)     (19.83%)(c)
  Portfolio turnover                      111.74%          10.90%          43.38%          11.10%          21.58%           0.74%

---------------------------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  For the period from December 12, 2001 (commencement of operations) through December 31, 2001.
(b)  Not annualized.
(c)  Annualized.
(d)  The were no fee reductions during the period.

FINANCIAL HIGHLIGHTS

================================================================================


                                                       GARTMORE                        GARTMORE
                                               GVIT INVESTOR DESTINATIONS      GVIT INVESTOR DESTINATIONS
                                              MODERATELY CONSERVATIVE FUND         CONSERVATIVE FUND
                                             ------------------------------  ------------------------------
                                               YEAR ENDED      YEAR ENDED     PERIOD ENDED    PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                  2002          2001 (a)          2002          2001 (a)
                                             --------------  --------------  --------------  --------------
NET ASSET VALUE
  - BEGINNING OF PERIOD                      $       10.04   $       10.00   $       10.01   $       10.00
                                             --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income                               0.18            0.03            0.21            0.02
  Net realized and unrealized gains on
   investments                                       (0.60)           0.04           (0.18)           0.01
                                             --------------  --------------  --------------  --------------
    Total investment activities                      (0.42)           0.07            0.03            0.03
                                             --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.18)          (0.03)          (0.21)          (0.02)
  Net realized gains                                 (0.01)              -               -               -
                                             --------------  --------------  --------------  --------------
    Total distributions                              (0.19)          (0.03)          (0.21)          (0.02)
                                             --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD              $        9.43   $       10.04   $        9.83   $       10.01
                                             ==============  ==============  ==============  ==============
Total Return                                        (4.15%)       0.65% (b)           0.40%       0.34% (b)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)         $      95,669   $         503   $      90,358   $         502
  Ratio of expenses to average net assets             0.56%       0.61% (c)           0.56%       0.61% (c)
  Ratio of net investment income
    to average net assets                             2.96%       4.56% (c)           3.30%       4.39% (c)
  Ratio of expenses (prior to
    reimbursements) to average net assets*              (d)      24.88% (c)             (d)      24.89% (c)
  Ratio of net investment income (prior to
    reimbursements) to average net assets*              (d)     (19.71%)(c)             (d)     (19.89%)(c)
  Portfolio turnover                                 35.19%           0.60%          28.70%           0.40%

-----------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  For the period from December 12, 2001 (commencement of operations) through December 31, 2001.
(b)  Not annualized.
(c)  Annualized.
(d)  The were no fee reductions during the period.

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INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.


INFORMATION FROM THE SECURITIES
AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov



GARTMORE FUNDS             THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213


Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

www.gartmorefunds.com

Gartmore Variable Insurance Trust          PROSPECTUS
                                           April 28, 2003

                                           As with all mutual funds, the
                                           Securities and Exchange Commission
                                           has not approved or disapproved this
                                           Fund's shares or determined whether
                                           this prospectus is complete or
                                           accurate. To state otherwise is a
                                           crime.





-    Nationwide(R) GVIT Strategic Value Fund
     (Class I Shares)

TABLE OF CONTENTS


================================================================================


TABLE OF CONTENTS

FUND SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
Temporary Investments
Principal Investments and Techniques
Principal Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
Management's Discussion of Fund Performance
Investment Adviser
Subadviser

BUYING AND SELLING FUND SHARES . . . . . . . . . . . . . . . . . . . . . . . . 8
Who Can Buy Class I Shares of the Fund
Purchase Price
Selling Shares
Restrictions on Sales

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .BACK COVER

FUND SUMMARY

================================================================================


This prospectus provides information about the Nationwide GVIT Strategic Value Fund (the "Fund") offered by Gartmore Variable Insurance Trust (the "Trust"). The following sections summarize key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in ''More About the Fund'' beginning on page
5. ''You'' and ''your'' refer to both direct shareholders and contract holders who invest in the Fund indirectly through their variable annuity contracts and/or variable life insurance policies (collectively, "variable insurance contracts").

The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.



A Quick Note about the Fund

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable insurance contract or variable life insurance policy (each, a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

FUND LIQUIDATIONS

The Board of Trustees of the Trust has voted to liquidate the Fund once Nationwide Life Insurance
Company and Nationwide Life and Annuity Insurance
Company (collectively, Nationwide) substitute the
Fund out of its variable insurance products. It is anticipated that the Fund will be liquidated by the end of 2003.

FUND SUMMARY

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Nationwide GVIT Strategic Value Fund's primary investment objective is long-term capital appreciation, and portfolio securities are selected primarily with a view to achievement of this objective.

Gartmore Mutual Fund Capital Trust ("GMF"), the Fund's investment adviser, has selected Strong Capital Management, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund invests primarily in common stocks of mid- and large-sized companies. The subadviser selects stocks of companies that have attractive growth prospects, but are believed to be underpriced. This determination is based on an analysis of a company's ''private market value,'' or, the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The private market value is based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. To a limited extent, the Fund may also invest in foreign securities. The subadviser may sell a stock when it is believed the price no longer compares favorably with the company's private market value.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP RISK. To the extent the Fund invests in mid-sized companies, it is subject to the risks associated with mid-sized companies. The Fund's investments in mid-sized companies are riskier than investments in larger, more established companies. The stocks of mid-sized companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see ''More About the Fund'' beginning on page 5.

FUND SUMMARY

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPHIC OMITTED]

   1998     0.4%
   1999    -3.1%
   2000     7.6%
   2001    -3.3%
   2002   -25.4%

Best Quarter:      26.4%      4th Qtr. of 1998
Worst Quarter:    -22.9%      3rd Qtr. of 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                              ONE       FIVE       SINCE
                              YEAR     YEARS    INCEPTION(1)
                             -------  --------  ------------
 The Fund (Class I Shares)   -25.36%    -5.44%        -4.97%
 The S&P 500 Index(2)        -22.10%    -0.59%         0.64%
________________

1    The Fund commenced operations on October 31, 1997.

2 The Standard & Poor's 500 Index - an unmanaged index of 500 widely- held stocks of large U.S. companies - gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.


FEES AND EXPENSES- CLASS I SHARES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.

Shareholder Fees (1)                                N/A

Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                                 0.90%
  Other Expenses                                  0.26%
-------------------------------------------------------
TOTAL ANNUAL FUND
  OPERATING EXPENSES(2)                           1.16%
________________

1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 GMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 1.00%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                         -------  --------  --------  --------
Class I                   $  118    $  368    $  638  $  1,409

MORE ABOUT THE FUND

================================================================================


TEMPORARY INVESTMENTS

Generally the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the Fund's subadviser believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short- term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following additional principal investments and techniques to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. For information on how to obtain a copy of the SAI, see the back cover.

PRINCIPAL RISKS

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These special risks can increase the chances that the Fund will lose money.

- COUNTRY - General securities market movements in any country in which the Fund has investments are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS - The Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. These factors can reduce the amount the Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS - Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's subadviser to completely and accurately determine a company's financial condition.

- CURRENCY - Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain cash to pay such dividends.

MANAGEMENT


================================================================================


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following is management's discussion of the performance of the Fund for the year ended December 31, 2002. This discussion provides an overview of the economy and how it affected the Fund during the year. It also provides a look into the current and future investment techniques and strategies of the Fund from the perspective of the portfolio manager (in early 2003). The outlook foreseen by the portfolio manager may or may not be realized.

NATIONWIDE GVIT STRATEGIC VALUE FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned
-25.36% versus -22.10%  for  the  S&P  500  Index,  its  benchmark.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED THE FUND'S PERFORMANCE?

For the first time in many decades, the stock market posted a third year of negative returns. Even though the economy appeared to rebound from its recession, the market posted one of its broadest negative performances in recent memory. Earnings failed to show signs of a recovery, corporate accounting scandals and Wall Street's soiled integrity continued to make headlines. In addition the prospect of war kept investors skittish.

The fourth quarter showed signs of a rebound, as all major indexes posted positive returns in October and November. These two months of strong returns resulted in positive fourth-quarter performance, despite December's negative returns, which entered the record books as one of the month's worst performances in history.

DESCRIBE THE FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD?

The Fund struggled during much of the year as the investment style employed by our team remained out of favor in the market. For over much of the year, the leading areas of underperformance came from the telecommunications and media sectors. Wireless stocks fell victim to investor fear brought on by general concerns about the telecommunications industry, capital expenditure levels and short-term growth rates. We maintained positions in those areas based on their attractive valuations and our belief in the potential value offered by the Fund's individual holdings. Fortunately, weakness in those groups was partially offset by relative outperformance in the industrial and consumer staples sectors. Underweights in those areas, particularly in the third quarter, contributed positively to the Fund's performance on a relative basis.

HOW IS THE FUND POSITIONED?

We will continue to review the Fund one stock at a time to enhance its overall quality and return potential. Although we believe the market has reached a cyclical bottom consistent with the end of a bear market, we think it market will remain range-bound as valuations normalize, earnings stabilize and companies continue to remove debt from their balance sheets.

During the past few years, the market has gone from bubble to bear market, and valuations have been at extremes. In the coming months, we expect those valuations to settle into a more stable and accurate range, allowing our "private market value" approach to add value to the portfolio. We retain our commitment to a bottom-up investment approach to provide an above-average risk-adjusted return.

                      NATIONWIDE GVIT STRATEGIC VALUE FUND
                                (CLASS I SHARES)
                      AND THE S&P 500 INDEX INDEX (1),(2)

Fund Inception/   GVIT Fund Growth of $10,000  Benchmark Growth of $10,000
Previous 10 Yrs.     GVIT STRATEGIC VALUE             S&P 500 INDEX
----------------  ---------------------------  ---------------------------

10/31/1997                             10,000                       10,000
12/31/1997                             10,163                       10,643
12/31/1998                             10,202                       13,685
12/31/1999                              9,889                       16,565
12/31/2000                             10,642                       15,057
12/31/2001                             10,295                       13,267
12/31/2002                              7,685                       10,335

              NATIONWIDE GVIT STRATEGIC VALUE FUND-CLASS I SHARES
                          Average Annual Total Return
                        Periods ended December 31, 2002

                         1 Year        5 Year          Life(3)
                         ------        ------         ---------
                        -25.36%        -5.44%           -4.97%

---------------
1 The calculations in the graph assume the reinvestment of dividends and distributions.

2 The Standard & Poor's 500 Index - an unmanaged index of 500 widely- held stocks of large U.S. companies - gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

3    The Nationwide GVIT Strategic Value Fund commenced operations October 31,
     1997.

Past performance is not predictive of future performance.

MANAGEMENT

================================================================================


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trustees, GMF allocates the Fund's assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. GMF is also authorized to select and place portfolio investments on behalf of the Fund; however, GMF does not intend to do so at this time. GMF was organized in 1999, and manages mutual funds. As of March 31, 2003, GMF and its U.S. affiliates had approximately $31.2 billion in assets under management, of which approximately $16.6 billion is managed by GMF.

The Fund pays GMF a management fee, which is based on the Fund's average daily net assets. The total management fee paid by the Fund for the year ended December 31, 2002 - expressed as a percentage of the Fund's average daily net assets - was 0.90%.

SUBADVISER

Subject to the supervision of GMF and the Trustees, the subadviser will manage a portion of a Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of the Fund's assets allocated to it, the subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

STRONG CAPITAL MANAGEMENT, INC. (STRONG), P.O. Box 2936, Milwaukee, Wisconsin 53201, is the subadviser for the Fund. Strong was formed in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $47 billion as of December 31, 2002.

Out of its management fee, GMF paid Strong an annual subadvisory fee, based on the Fund's average daily net assets, of 0.50%.

PORTFOLIO MANAGER: Richard T. Weiss is primarily responsible for the Nationwide GVIT Strategic Value Fund's portfolio. Mr. Weiss joined Strong in 1991 and has over 25 years of investment experience. He also manages the Strong Opportunity Fund and Strong Opportunity Fund II. He is also a member of Strong's Executive Committee.

BUYING AND SELLING FUND SHARES

================================================================================


WHO CAN BUY CLASS I SHARES OF THE FUND

Shares of the Fund are currently sold to separate accounts of Nationwide Life Insurance Company or its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company (collectively''Nationwide''), to fund benefits payable under variable life insurance contracts. Shares are not sold to individual investors.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine which funds are available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

The distributor for the Fund is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of the Fund is its ''net asset value'' (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of the Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, NAV is determined by dividing the total market value of the securities owned by the Fund, less its liabilities, by the total number of its outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not determine NAV on the following days:

-    New Year's Day
-    Martin Luther King Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell, or exchange shares; or
-    Changes in the value of a Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Fund's administrator or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of the Fund may not be redeemed or the Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, the Fund may delay any exchange, transfer or redemption request. Such requests may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

DISTRIBUTIONS AND TAXES

================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by the Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Fund.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, THE RETURNS WOULD BE LOWER THAN THOSE SHOWN. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                           NATIONWIDE GVIT STRATEGIC VALUE FUND
                                                    ------------------------------------------------------------------------------
                                                                                    CLASS I SHARES
                                                    ------------------------------------------------------------------------------
                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                         2002          2001 (A)          2000            1999            1998
                                                    --------------  --------------  --------------  --------------  --------------
 NET ASSET VALUE - BEGINNING OF PERIOD              $        9.65   $       10.04   $        9.41   $       10.12   $       10.15
                                                    --------------  --------------  --------------  --------------  --------------
 INVESTMENT ACTIVITIES:
  Net investment income (loss)                                  -            0.05            0.08            0.09            0.07
  Net realized and unrealized gains
  (losses) on investments                                   (2.45)          (0.38)           0.63           (0.41)          (0.03)
                                                    --------------  --------------  --------------  --------------  --------------
    Total investment activities                             (2.45)          (0.33)           0.71           (0.32)           0.04
                                                    --------------  --------------  --------------  --------------  --------------
 DISTRIBUTIONS:
  Net investment income                                         -           (0.05)          (0.08)          (0.08)          (0.07)
  Net realized gains                                            -           (0.01)              -           (0.31)              -
                                                    --------------  --------------  --------------  --------------  --------------
    Total distributions                                         -           (0.06)          (0.08)          (0.39)          (0.07)
                                                    --------------  --------------  --------------  --------------  --------------
 NET ASSET VALUE - END OF PERIOD                    $        7.20   $        9.65   $       10.04   $        9.41   $       10.12
                                                    ==============  ==============  ==============  ==============  ==============

Total Return                                              (25.36%)         (3.26%)           7.61%         (3.07%)           0.39%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, at end of period (000)                 $      13,560   $      22,739   $      26,272   $      17,254   $      15,279
 Ratio of expenses to average net assets                     1.00%           1.00%           1.00%           1.00%           1.00%
 Ratio of net investment income (loss)
   to average net assets                                     0.03%           0.47%           0.90%           0.88%           0.86%
 Ratio of expenses (prior to
   reimbursements) to average
   net assets*                                               1.16%           1.24%           1.26%           1.22%           1.23%
 Ratio of net investment income (loss)
   (prior to reimbursements) to average net assets*        (0.13%)           0.23%           0.64%           0.66%           0.63%
 Portfolio turnover                                         93.09%         154.96%          78.80%         113.30%          68.65%

----------------------------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.

                      [This Page Left Blank Intentionally]

                      [This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.


INFORMATION FROM THE SECURITIES
AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov



GARTMORE FUNDS             THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213


Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

www.gartmorefunds.com

GARTMORE VARIABLE INSURANCE TRUST                 PROSPECTUS
(FORMERLY NATIONWIDE(R) SEPARATE ACCOUNT TRUST)
                                                  APRIL 28, 2003

                                                  As with all mutual funds, the Securities
                                                  and Exchange Commission has not
                                                  approved or disapproved these Funds'
                                                  shares or determined whether this
                                                  prospectus is complete or accurate.
                                                  To state otherwise is a crime.

-    Gartmore  GVIT  Global  Leaders  Fund
     (formerly Gartmore NSAT Global Leaders Fund)

-    Gartmore  GVIT  Global  Small  Companies  Fund
     (formerly Gartmore NSAT Global Small Companies Fund)

-    Gartmore  GVIT  OTC  Fund
     (formerly Gartmore NSAT OTC Fund)

TABLE OF CONTENTS



FUND SUMMARIES. . . . . . . . . . . . . . . . . . . .         2
Gartmore GVIT Global Leaders Fund . . . . . . . . . .         3
Gartmore GVIT Global Small Companies Fund . . . . . .         5
Gartmore GVIT OTC Fund. . . . . . . . . . . . . . . .         7

MORE ABOUT THE FUNDS. . . . . . . . . . . . . . . . .         9
Principal Investments and Techniques. . . . . . . . .         9
Principal Risks . . . . . . . . . . . . . . . . . . .         9
Temporary Defensive Positions . . . . . . . . . . . .         9

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . .        11
Investment Adviser. . . . . . . . . . . . . . . . . .        11
Subadviser. . . . . . . . . . . . . . . . . . . . . .        11
Portfolio Management Teams. . . . . . . . . . . . . .        11

BUYING AND SELLING FUND SHARES. . . . . . . . . . . .        13
Who Can Buy Shares of the Funds . . . . . . . . . . .        13
Purchase Price. . . . . . . . . . . . . . . . . . . .        13
Selling Shares. . . . . . . . . . . . . . . . . . . .        13
Restrictions on Sales . . . . . . . . . . . . . . . .        13
Dividends and Distributions . . . . . . . . . . . . .        13
Tax Status. . . . . . . . . . . . . . . . . . . . . .        13
ADDITIONAL INFORMATION. . . . . . . . . . . . . . . .BACK COVER

FUND  SUMMARIES


This prospectus provides information about the Gartmore GVIT Global Leaders Fund (formerly Gartmore NSAT Global Leaders Fund), Gartmore GVIT Global Small Companies Fund (formerly Gartmore GVIT Global Small Companies Fund) and Gartmore GVIT OTC Fund (formerly Gartmore NSAT OTC Fund) (together, the "Funds") offered by Gartmore Variable Insurance Trust (formerly Nationwide Separate Account
Trust). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds", beginning on page __. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies (collectively, variable insurance contracts).

The Fund Summaries contain discussions of the principal risks of investing in the Funds. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about some of the investments available under your variable annuity contract or variable life insurance policy. You'll find details about how your annuity contract or life insurance policy works in the accompanying prospectus.

The Funds currently offer one class of shares: Class I shares. This prospectus provides information with respect to Class I shares. For more information about who may purchase Class I shares, see "Buying and Selling Fund Shares" on page __.

FUND SUMMARIES-GARTMORE GVIT GLOBAL LEADERS FUND

OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks long term capital growth by investing primarily in equity securities of global leaders. A global leader is defined as a company with a strong and improving franchise that is well positioned to take advantage of growth opportunities in its industry. The Fund's investment objective may be changed without shareholder approval.

Gartmore Global Asset Management Trust ("GGAMT"), the Fund's investment adviser, has chosen Gartmore Global Partners ("GGP") as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests at least 80% of its net assets in equity securities of companies from at least three countries, including the U.S. The rationale for investing in global leaders arises from the increasing globalization of many industries coupled with the increasing importance of multinational strategies in leading corporations. Global leaders may be domiciled anywhere globally while adopting winning multinational strategies within their industries.

GGP adopts a sector approach and looks to identify those companies within industries with a strong and improving competitive advantage in key growth segments. The portfolio management team then identifies which of these companies have earnings growth potential greater than that expected by the stock market.

The Fund primarily invests in equity securities which may include equity interests in investment funds or trusts, convertible securities, common stocks, preferred stocks, warrants, real estate investment trust securities and depository receipts.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities.

GGP is a growth stock investor and its investment philosophy rests on two fundamental principles:

- Growth investing produces superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) produces average returns. Therefore, GGP focuses on identifying unexpected earnings growth.

- GGP looks to sell companies where there is significant risk that earnings growth will disappoint against expectations.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that a shareholder will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which it trades go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

RISKS RELATED TO INVESTING FOR GROWTH. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund focuses on growth-style stocks, the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 13.

PERFORMANCE

No performance information is provided because the Fund did not begin operations as of the date of this prospectus.

FEES AND EXPENSES - CLASS I

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees(1)
(paid directly from your
investment)                                      None
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees(2)                               1.00%
Other Expenses(3)                                0.88%
------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(4)                            1.88%

1 Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance policies if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

2 The Fund has not commenced operations as of the date of this prospectus. As a result, the management fee represents the fee which is payable to GGAMT under its contract with the Fund.

3 As a new fund these are estimates for the current fiscal year ending in December 31, 2002. These estimates do not take into account the expense limitation agreement between the Fund and GGAMT.

4 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding
     1.55 % for Class I shares through April 30, 2003. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of "Other Expenses" paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first five years of the Fund's operations.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expense and does not take into account the expense limitation agreement between GGAMT and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 year       3 years
-------      --------

191         $    591

FUND SUMMARIES--GARTMORE GVIT GLOBAL SMALL COMPANIES FUND


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital growth by investing primarily in equity securities of small U.S. and foreign companies. The Fund looks to invest in small companies with a strong and improving franchise that are well positioned to take advantage of growth opportunities in their industries. The Fund's investment objective may be changed without shareholder approval.

GGAMT, the Fund's investment adviser, has chosen GGP as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the investment managers select regions or countries, and small companies they believe have the potential for unexpected growth.

Under normal market conditions, the Fund will invest at least 80% of assets in equity securities of small companies from at least three countries, including the U.S. The Fund considers a "small" company to be one whose market capitalization normally does not exceed $3 billion at the time of purchase. Though considered small by this definition, some companies in which the Fund invests may be among the largest within their respective countries.

Some companies may outgrow the definition of a small company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund's minimum 80% allocation to global small company equity securities.

The Fund primarily invests in equity securities of U.S. and foreign small companies which may include equity interests in investment funds or trusts, convertible securities, common and preferred stocks, rights and warrants, real estate investment trust securities and depositary receipts.

The Fund may also invest in securities that are not part of its principal investment strategies, but it will not hold more than 10% of its assets in any one type of these securities.

GGP is a growth stock investor and its investment philosophy rests on two fundamental principles:

- Growth investing produces superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) produces average returns. Therefore, GGP focuses on identifying unexpected earnings growth.

- GGP looks to sell companies where there is significant risk that earnings growth will disappoint against expectations.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which it trades go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of small capitalization companies are usually less stable in price and less liquid than the stocks of larger companies.

RISKS RELATED TO INVESTING FOR GROWTH. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund focuses on growth-style stocks, the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 13.

PERFORMANCE

No performance information is provided because the Fund did not begin operations as of the date of this prospectus.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees(1)
(paid directly from your investment)               None
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees(2)                                 1.15%
Other Expenses(3)                                  0.88%
--------------------------------------------------------
TOTAL ANNUAL FUND                                  2.03%
OPERATING EXPENSES(4)

1 Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance policies if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

2 The Fund has not commenced operations as of the date of this prospectus. As a result, the management fee represents the fee which is payable to GGAMT under its contract with the Fund.

3 As a new fund these are estimates for the current fiscal year ending in December 31, 2002. These estimates do not take into account the expense limitation agreement between the Fund and GGAMT.

4 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding
     1.75 % for Class I shares through April 30, 2003. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of "Other Expenses" paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first five years of the Fund's operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses and does not take into account the expense limitation agreement between GGAMT and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year        3 years
-------       --------

206           $   637

FUND SUMMARIES--GARTMORE GVIT OTC FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital growth by investing primarily in equity securities of U.S. and foreign companies that are traded in over-the-counter
(OTC)  markets.

GGAMT, the Fund's investment adviser, has chosen GGP as subadviser to manage the Fund's portfolio. To achieve its objective, the Fund invests at least 80% of its net assets in equity securities of U.S. and foreign companies that are traded in the OTC market. The Fund also invests in U.S. and foreign emerging growth companies whose securities are traded on a securities exchange. The Fund may also invest 25% or more of its assets in companies in any one industry including technology and communications related industries. Companies in the technology and communications related industries may include, for example, companies that develop, produce and distribute products or services in the computer, semi-conductor, electronic, communications, health-care and bio-technology sectors. Regions or countries and companies are selected that are believed to have the potential to exceed market growth expectations.

The Fund invests primarily in equity securities which may include common stocks, preferred stocks, equity interests in foreign investment funds or trusts, convertible securities, and depositary receipts. The Fund will invest primarily in OTC companies across the market spectrum and small and mid-sized emerging growth companies.

The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

THE  OTC  MARKET

The OTC market is a network of telephone lines and a computerized quotation system through which securities trades can be made. OTC securities are securities which are principally traded on the OTC market; however, OTC securities can also be listed for trading on a domestic or foreign exchange. Currently the four OTC markets are the NASDAQ (U.S.), JASDAQ (Japan), EASDAQ (Europe) and KOSDAQ (Korea).

EMERGING  GROWTH  COMPANIES

GGP believes emerging growth companies are those companies that have a strong franchise in a dynamic industry.

GGP is a growth stock adviser and its investment philosophy rests on two fundamental principles:

     - Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes offer earnings growth that exceeds market expectations.

     - GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

OTC MARKET RISKS. Companies whose securities are traded in the OTC markets generally have small market capitalizations or are newer companies than those listed on the NYSE or the American Stock Exchange. OTC companies often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management or financial resources. As a result, the securities of these companies may have limited marketability and may be more volatile in price than securities of larger capitalized or more well-known companies.

In addition to these general risks, the liquidity and trading patterns of securities quoted on the EASDAQ, JASDAQ, or KOSDAQ markets may be substantially different from those of securities quoted on the NASDAQ. These OTC markets are relatively new quotation systems and only a small number of issuer's shares are quoted on these exchanges. As a result, historical trading prices may not be indicative of the prices at which securities listed on these exchanges will trade in the future. In addition, these exchanges have relatively low trading volumes for the stocks which they list. Hence, the price at which stocks will trade on the EASDAQ, JASDAQ or KOSDAQ may be subject to significant price fluctuations.

SMALL CAP RISK. The Fund's investments in the securities of smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

CONCENTRATION RISK. The Fund may invest 25% or more of its assets in companies in any one industry. This ability to invest in a more concentrated range of securities than other mutual funds, increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or concentration.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counter parties to over-the-counter derivatives contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page __.

PERFORMANCE

No performance information is provided because the Fund did not begin operations as of the date of this prospectus.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees(1)
(paid directly from your
investment)                                      None
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees(2)                               1.00%
Other Expenses(3)                                0.88%
------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(4)                            1.88%

1 Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance policies if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

2 The Fund has not commenced operations as of the date of this prospectus. As a result, the management fee represents the fee which is payable to GGAMT under its contract with the Fund.

3 As a new fund these are estimates for the current fiscal year ending in December 31, 2002. These estimates do not take into account the expense limitation agreement between the Fund and GGAMT.

4 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding
     1.60 % for Class I shares through April 30, 2003. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of "Other Expenses" paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first five years of the Fund's operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expense and does not take into account the expense limitation agreement between GGAMT and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 year         3 years
------         -------

$                    $

MORE ABOUT THE FUNDS


PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the principal investment techniques described below to increase returns, protect assets or diversify investments. These techniques are subject to certain risks. For more information about the Funds' investment strategies and techniques, please refer to the Statement of Additional Information (SAI).

PREFERRED STOCK (ALL FUNDS). Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES (ALL FUNDS). Convertible securities -- also known as convertibles -- include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS (GLOBAL LEADERS, GLOBAL SMALL COMPANIES). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

DERIVATIVES (ALL FUNDS). A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, a stock option is a derivative because its value changes in relation to the performance of the underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

REITS (GLOBAL LEADERS, GLOBAL SMALL COMPANIES). The Funds may invest in real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

DEPOSITARY RECEIPTS (ALL FUNDS). A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts
(ADRs),  Global Depositary Receipts (GDRs) and International Depositary Receipts
(IDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S.
dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on a exchange and therefore may be considered illiquid securities.

PRINCIPAL RISKS

FOREIGN RISK (ALL FUNDS) - Foreign security investment involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money.

     - COUNTRY--General securities market movements in any country in which a Fund has investments, are likely to affect the value of a Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

     - FOREIGN MARKETS--A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

     - GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS--Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

     - CURRENCY--A significant portion of a Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

SMALL CAP RISK (GLOBAL SMALL COMPANIES, OTC)Historically, the securities of small companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

     -    lack  depth  of  management

     -    lack  a  proven  track  record

     -    be  unable  to  generate  funds  necessary  for  growth or development

     - be developing or marketing new products or services for which markets are not yet established and may never become established

     -    market  products  or  services  which  may  become  quickly  obsolete.

Small cap companies in the technology and biotechnology industries may be subject to abrupt or erratic price movements. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, each Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, a Fund may not meet its investment objectives and may miss potential market upswings.

MANAGEMENT


INVESTMENT ADVISER

Gartmore Global Asset Management Trust (GGAMT), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Funds. GGAMT was organized in July 2000, and advises mutual funds and other institutional separate accounts. As of March 31, 2002, GGAMT and its affiliates had approximately $1.1 billion in assets under management, of which $43 million was managed by GGAMT.

Each Fund pays GGAMT a management fee, which is based on the Funds' average daily net assets.

Fund                                            Fee
---------------------------------------------------

Gartmore GVIT Global Leaders                  1.00%
Gartmore GVIT Global Small Companies          1.15%
Gartmore GVIT OTC                             1.00%


SUBADVISER

Subject to the supervision of GGAMT and the Trustees, GGP will manage each Fund's assets in accordance with its investment objective and strategies. GGP makes investment decisions for each Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and as of December 31, 2001, manages approximately $1.1 billion in assets.

Out of its management fee, GGAMT pays GGP an annual subadvisory fee, based on the Funds' average daily net assets, as follows:


Fund                                            Fee
---------------------------------------------------

Gartmore GVIT Global Leaders                  0.50%
Gartmore GVIT Global Small Companies         0.575%
Gartmore GVIT OTC                             0.50%


GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team not just one investment manager.

PORTFOLIO  MANAGEMENT  TEAM-GARTMORE  GVIT  GLOBAL  LEADERS  FUND

Gary Smith, Brian O'Neill and Neil Rogan, GGP's global specialists, are responsible for managing the Gartmore GVIT Global Leaders Fund.

Gary Smith joined GGP as Head of the Investment Risk Consultancy Team in 1990. He provides full quantitative research support for GGP's active investment managers. He also advises clients in the area of long-term strategy and issues related to benchmarks and risk controls. Mr. Smith became responsible for managing U.S. portfolios for GGP in 2000.

Brian O'Neill joined GGP in 1981 and became responsible for managing U.S. portfolios for GGP in 1997.

Neil Rogan joined GGP as Head of the Asia Pacific Team in September of 1997. In 2000, he became responsible for managing U.S. portfolios for GGP and is currently head of the International Equities Team. Prior to joining GGP, Mr. Rogan served as a Director and senior fund manager for Jardine Fleming Investment Management in Hong Kong from 1992 to 1997.

PORTFOLIO  MANAGEMENT  TEAM-GARTMORE  GVIT  GLOBAL  SMALL  COMPANIES  FUND

GGP's Global Small Companies Team is responsible for the investment management of the Gartmore GVIT European Growth Fund.

PORTFOLIO  MANAGEMENT  TEAM-GARTMORE  GVIT  OTC  FUND

Nicholas Ford of GGP's U.S. Equity Team manages the Gartmore GVIT OTC Fund. Mr. Ford joined GGP as an investment manager on GGP's U.S. Equity Team in 1998. Mr. Ford served as an investment manager for Clerical Medical in London from November 1996 to December 1997 and also as an investment manager for Sun
Alliance  from  1995  to  1996.

BUYING AND SELLING FUND SHARES

WHO CAN BUY SHARES OF THE FUNDS

Shares of the Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity
Insurance Company (collectively 'Nationwide''), to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). In the future shares may be sold to separate accounts of other insurance companies. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio. Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

In the future, the Funds may sell shares to separate accounts of other unaffiliated insurance companies as well as to Nationwide. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may in the future offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees of the Funds intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Securities, Inc. (formerly Nationwide Advisory Services, Inc.). It is anticipated that Gartmore Distribution Services, Inc. will become the Funds' distributor after May 1, 2002.

PURCHASE  PRICE

The purchase price of each share of a Fund is its ''net asset value'' (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund allocable to such class, less its liabilities, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The  Funds  do  not  determine  NAV  on  the  following  days:
-     New  Year's  Day
-     Martin  Luther  King  Jr.  Day
-     Presidents'  Day
-     Good  Friday
-     Memorial  Day
-     Independence  Day
-     Labor  Day
-     Thanksgiving  Day
-     Christmas  Day
-     Other  days  when  the  New  York  Stock  Exchange  is  not  open.

A  Fund  reserves  the  right  not  to  determine  NAV  when:
-     It  has  not  received  any  orders  to purchase, sell, or exchange shares
-     Changes  in  the  value  of  a  Fund's  portfolio  do  not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Funds' administrator or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of the Funds may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

A Fund may delay or refuse any exchange, transfer or redemption request if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable annuity contract or variable life insurance policy is described in the prospectus for the contract or policy. Generally, the owners of variable annuity contracts and variable life insurance policies are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts and policies will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.


GARTMORE VARIABLE INSURANCE TRUST              PROSPECTUS
(FORMERLY, NATIONWIDE SEPARATE ACCOUNT TRUST)
                                               APRIL 28, 2003

                                               As with all mutual funds, the Securities
                                               and Exchange Commission has not
                                               approved or disapproved these Funds'
                                               shares or determined whether this
                                               prospectus is complete or accurate.
                                               To state otherwise is a crime.


-    Gartmore GVIT Asia Pacific Leaders Fund
     (formerly Gartmore NSAT Asia Pacific Leaders Fund)

-    Gartmore GVIT European Leaders Fund
     (formerly Gartmore NSAT European Growth Fund)

TABLE OF CONTENTS



FUND SUMMARIES. . . . . . . . . . . . . . . . . . . . .  X

GARTMORE GVIT ASIA PACIFIC LEADERS FUND . . . . . . . .  X
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT EUROPEAN LEADERS FUND . . . . . . . . . .  X
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS. . . . . . . . . . . . . . . . . .  X
Principal Investments and Techniques
Principal Risks
Temporary Defensive Positions

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . .  X
Investment Adviser
Subadviser
Portfolio Managers

BUYING AND SELLING FUND SHARES. . . . . . . . . . . . .  X
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fees
Distribution Plan

Distribution and Taxes. . . . . . . . . . . . . . . . .  X
Dividends and Distributions
Tax Status

ADDITIONAL INFORMATION. . . . . . . . . . . . . .Back Cover

FUND SUMMARIES


This  prospectus  provides  information  about  two  funds  of Gartmore Variable
Insurance Trust (formerly Nationwide Separate Account Trust)): Gartmore GVIT Asia Pacific Leaders Fund and Gartmore GVIT European Leaders Fund (individually, a "Fund" and collectively, the "Funds"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds", beginning on page __. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies (collectively, variable insurance contracts).

The Fund Summaries contain discussions of the principal risks of investing in the Funds. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about some of the investments available under your variable insurance contract. You'll find details about how your variable insurance contract works in the accompanying prospectus.

Each of the Funds has three different share classes--Class I, Class II and Class
III. The share classes have different expenses and are available for purchase by different types of investors. This prospectus provides information with respect to all three classes of the Funds.

For more information about who may purchase the different share classes, see, "Who Can Buy Shares of the Funds" on page __.

FUND SUMMARIES--GARTMORE GVIT ASIA PACIFIC LEADERS FUND


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital growth.

ASIA PACIFIC LEADERS

An Asia Pacific leader is defined as an Asian company with a strong and improving franchise that is well positioned to take advantage of growth opportunities in its industry. Asia Pacific leaders include companies GGP believes have winning multinational strategies within their industries and may be domiciled in any country in the Asia Pacific area, including: Japan, Australia, New Zealand, Malaysia, China, Thailand, Indonesia, Philippines, Hong Kong, Korea, Taiwan and Singapore.

The rationale for investing in Asia Pacific leaders arises from the increasing importance of companies in the Asia Pacific area to the global economy.

Gartmore Global Asset Management Trust (GGAMT), the Fund's investment adviser, has chosen Gartmore Global Partners (GGP) as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund normally invests at least 80% of its net assets in equity securities of companies in the Asia Pacific area. GGP chooses securities of companies that it considers to be "leaders". Specifically, GGP looks to identify those companies within industries with a strong and improving competitive advantage in key growth segments. The portfolio management team then identifies which of these companies it believes will have earnings growth greater than that expected by the stock markets in which the Fund's securities are traded.

The Fund aims to provide investors with the highest possible capital growth by investing in a portfolio of companies domiciled, operating or generating revenue in the Asia Pacific area. If the portfolio management team thinks that advantageous investment opportunities exist in securities of companies located in Asia Pacific area countries with emerging markets, the Fund may invest in those countries.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will typically invest in securities issued by approximately 50 companies.

The equity securities in which the Fund invests may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants and depositary receipts.

Because the Fund will invest in companies that demonstrate a potential for outstanding growth, it may invest in equity securities of companies of any market capitalization. Market capitalization means the number of shares of a company's stock outstanding times the price per share. Therefore, it may invest in both older, well-established companies and in small to mid-capitalization, emerging growth companies.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the Statement of Additional Information (SAI) for a discussion of these securities.

GGP is a growth stock adviser and its investment philosophy rests on two fundamental principles:

     - Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes will offer earnings growth that exceeds market expectations.

     - GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

GGP  expects  that the Fund will have a portfolio turnover rate of 300% or more.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. With respect to securities of companies in Asia Pacific area countries with emerging markets, the foreign securities risks are magnified since the markets in these countries tend to be less liquid, are subject to greater price volatility, have smaller market capitalizations, are subject to less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP/SMALL CAP RISK. To the extent the Fund invests in smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since the Fund normally uses a core portfolio of approximately 50 stocks, this risk may be increased.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page __.

PERFORMANCE

No performance information is provided because the Fund will not begin operations until or about _______, 2002.

FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                               Class I   Class II   Class III
Shareholder Fees(1)
(paid directly from an investment)
  Short-Term Trading Fee (as a percentage of
  amount redeemed or exchanged)(2)                None       None        1.00%
Annual Fund Operating Expenses
(deducted from Fund assets)
  Management Fees(3)                              1.00%      1.00%       1.00%
  Distribution and/or Service (12b-1) Fees(4)     None       0.25%       None
  Other Expenses                                  0.71%      0.71%       0.71%
------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(5)           1.71%      1.96%       1.71%

1 Sales charges and other expenses will be imposed by variable insurance contracts if the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts.

2 A short-term trading fee of 1.00% will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired.

3 The Fund is expected to commence operations on or about ________, 2002. As a result, the management fee represents the fee which is payable to GGAMT, the Fund's investment adviser, under its contract with the Fund.

4 As a new fund, these are estimates for the current fiscal year ending December 31, 2002.

5 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding
     1.45 % for Class I and Class III shares and 1.70% for Class II shares through April 30, 2003. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of "Other Expenses" paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first five years of the Fund's operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                  1 Year  3 Years
Class I
Class II
Class III

FUND SUMMARIES-GARTMORE GVIT EUROPEAN LEADERS FUND



OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital growth.

EUROPEAN LEADERS

A European leader is defined as a European company with a strong and improving franchise that is well positioned to take advantage of growth opportunities in its industry.

The rationale for investing in European leaders is that the Fund's portfolio provides exposure to a region comparable to the U.S. and offers the opportunity to invest in European companies that are leaders in Europe generally and may also be leaders in their industrial segment globally.

GGAMT, the Fund's investment adviser, has chosen GGP as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund normally invests at least 80% of its net assets in equity securities of European companies. GGP chooses securities of companies that it considers to be "leaders". Specifically, GGP looks to identify those companies within industries with a strong and improving competitive advantage in key growth segments. The portfolio manager then identifies which of these companies she believes have earnings growth potential greater than that expected by the stock markets in which the Fund's securities are traded.

The Fund aims to provide investors with the highest possible long-term capital growth by investing in a portfolio of companies domiciled, operating or generating revenue in European markets, including the United Kingdom.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will typically invest in securities issued by approximately 30 companies.

The equity securities in which the Fund invests may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants and depositary receipts.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the SAI for a discussion of these securities.

GGP is a growth stock adviser and its investment philosophy rests on two fundamental principles:

     - Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes will offer earnings growth that exceeds market expectations.

     - GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

GGP  expects  that the Fund will have a portfolio turnover rate of 300% or more.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 30 stocks, this risk may be increased.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page __.

PERFORMANCE

No performance information is provided because the Fund will not begin operations until on or about _______, 2002.

FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                        Class I   Class II   Class III
Shareholder Fees(1) (paid directly from an investment)
  Short-Term Trading Fee (as a percentage
  of amount redeemed or exchanged)(2)                       None       None       1.00%
Annual Fund Operating Expenses
(deducted from Fund assets)
  Management Fees(3)                                       1.00%      1.00%       1.00%
  Distribution and/or Service (12b-1) Fees(4)               None      0.25%        None
  Other Expenses                                           0.75%      0.75%       0.75%
---------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(5)                    1.75%      2.00%       1.75%

1 Sales charges and other expenses will be imposed by variable insurance contracts if the Fund's shares are purchased by a life insurance company separate account as an investment option for these contracts.

2 A short-term trading fee of 1.00% will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired.

3 The Fund is expected to commence operations on or about _________, 2002. As a result, the management fee represents the fee which is payable to GGAMT, the Fund's adviser, under its contract with the Fund.

4 As a new fund, these are estimates for the current fiscal year ending December 31, 2002.

5 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding
     1.45 % for Class I and Class III shares and 1.70% for Class II shares through April 30, 2003. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of "Other Expenses" paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first five years of the Fund's operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                1 Year  3 Years
Class I
Class II
Class III

MORE ABOUT THE FUNDS


PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal investments and techniques to increase returns, protect assets or diversify investments.

The SAI contains additional information about the Funds, including the Funds' other investment techniques. For information on how to obtain a copy of the SAI, see the back cover.

DEPOSITARY RECEIPTS. A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on a exchange and therefore may be considered illiquid securities.

PREFERRED STOCK. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES. Convertible securities--also known as convertibles--include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

DERIVATIVES. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, a stock option is a derivative because its value changes in relation to the performance of the underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

WARRANTS. A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.


PRINCIPAL RISKS

SMALL CAP RISK (ASIA PACIFIC LEADERS). Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

     -    lack depth of management

     -    lack a proven track record

     -    be unable to generate funds necessary for growth or development

     - be developing or marketing new products or services for which markets are not yet established and may never become established

     -    market products or services which may become quickly obsolete

Certain small cap companies in which the Fund invests may be in the technology related and biotechnology industries. Small cap companies in these industries may be subject to more abrupt or erratic price movements than small cap stocks in other industries. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK. Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

     - COUNTRY--General securities market movements in any country in which the Funds have investments, are likely to affect the value of the Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S.

          The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

     - FOREIGN MARKETS--The Funds are subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Funds to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. These factors can reduce the amount the Funds can earn on their investments.

     - GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNT STANDARDS--Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio managers to completely and accurately determine a company's financial condition.

     - CURRENCY--Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, a Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

TEMPORARY  DEFENSIVE  POSITIONS

In response to economic, political or unusual market conditions, each Fund may hold up to 100% of its assets in cash or money market obligations. Should this occur, a Fund may not meet its investment objectives and may miss potential market upswings.

MANAGEMENT

INVESTMENT  ADVISER

Gartmore Global Asset Management Trust (GGAMT), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Asia Pacific Leaders and European Leaders Funds. GGAMT was organized in July 2000, and advises mutual funds and other institutional accounts. As of December 31, 2001, GGAMT and its affiliates had over $1.1 billion in assets under management, of which $43 million was managed by GGAMT.

Each such Fund pays GGAMT an annual management fee, as set forth below, which is based on the Fund's average daily net assets.

Fund                                                 Fee
---------------------------------------------------------
Gartmore GVIT Asia Pacific Leaders Fund             1.00%
Gartmore GVIT European Leaders Fund                 1.00%


SUBADVISER

Gartmore Global Partners (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428 is the subadviser to the Asia Pacific Leaders and European Leaders Funds. Subject to the supervision of GGAMT and the Trustees, GGP manages each Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for each Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and as of December 31, 2001, manages approximately $1.1 billion in assets.

Out of its management fee, GGAMT pays GGP an annual subadvisory fee, based on the Funds' average daily net assets, as follows:


Fund                                                 Fee
---------------------------------------------------------
Gartmore GVIT Asia Pacific Leaders Fund             0.50%
Gartmore GVIT European Leaders Fund                 0.50%

GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager. The following describes the persons primarily responsible for day-to-day management of each Fund.

PORTFOLIO  MANAGEMENT  TEAM--GARTMORE  GVIT  ASIA  PACIFIC  LEADERS  FUND

Specialists from the Japanese Equities and the Pacific and Emerging Markets teams will be responsible for the portfolio management for the Gartmore GVIT Asia Pacific Leaders Fund. In that capacity they are responsible for the day to day management of the Fund, including the selection of the Fund's investments.

PORTFOLIO  MANAGER--GARTMORE  GVIT  EUROPEAN  LEADERS  FUND

Ann Steele, part of the European Equity team, is the portfolio manager for the Gartmore GVIT European Leaders Fund. In that capacity, she is primarily responsible for the day-to-day management of the Fund.

Ms. Steele joined GGP as an investment manager on the European Equity Team in 1993. She has specific responsibility for the German and United Kingdom markets.

BUYING AND SELLING FUND SHARES


WHO CAN BUY SHARES OF THE FUNDS

Class I and Class III shares of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its wholly-owned subsidiary, Nationwide Life and Annuity Insurance Company (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. Class III shares are subject to a short-term trading fee as described below. Class II shares of the Funds may be sold to other insurance companies that are not affiliated with Nationwide or the Funds and to certain Nationwide separate accounts if Nationwide or its affiliates provide additional services necessary for it to receive 12b-1 fees. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

Each Fund sells Class I and Class III shares to separate accounts of Nationwide and may sell its Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Securities, Inc. (formerly Nationwide Advisory Services, Inc.). It is anticipated that Gartmore Distribution Services, Inc. will become the Funds' distributor after May 1, 2002.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The  Funds  do  not  calculate  NAV  on  the  following  days:

     -     New  Year's  Day
     -     Martin  Luther  King,  Jr.  Day
     -     Presidents'  Day
     -     Good  Friday
     -     Memorial  Day
     -     Independence  Day
     -     Labor  Day
     -     Thanksgiving  Day
     -     Christmas  Day
     -     Other  days  when  the  New  York  Stock  Exchange  is  not  open.

Each  Fund  reserves  the  right  not  to  determine  its  NAV  when:

     -     It  has not received any orders to purchase, sell or exchange shares;
           or
     -     Changes  in  the value of the Fund's portfolio do not affect its NAV.

Bonds, foreign stocks and other securities owned by a Fund may trade on weekends or other days when a Fund does not price its shares. As a result, a Fund's NAV may change on days when you will not be able to purchase or redeem a Fund's shares. If an event occurs after the close of a foreign exchange that is likely to affect significantly a Fund's NAV, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. This means that a Fund may value its foreign holdings at prices other than their last closing prices, and a Fund's net asset value will reflect this. In addition, if current prices are not otherwise available for a security, or if Gartmore SA
Capital Trust, as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may also be valued at fair value.

SELLING SHARES

You can sell--also known as redeeming--at any time, subject to certain restrictions described below. The redemption price will be the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

A Fund may delay or refuse any exchange, transfer, or redemption request if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists as determined by the Securities and Exchange Commission.

A Fund may delay or refuse any exchange, transfer or redemption request if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM TRADING FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the variable insurance contract owner for less than 60 days. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable product owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term exchange within the variable insurance product occurs (i.e. the affected Fund is held less than 60 days) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These exchanges within a variable insurance contract include, but are not limited to, the exchanges made by the separate account for the following variable insurance owner transactions:

     1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging

     2. Variable insurance contract withdrawals or loans, including required minimum distributions

     3. Redemptions due to the movement of funds at annuitization of a variable annuity contract.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds' expenses associated with distributing and selling Class II shares of each Fund and providing shareholder services. Under that Distribution Plan, each Fund pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Funds' Class II shares' daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES


DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX  STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 28, 2003

                        GARTMORE VARIABLE INSURANCE TRUST

COMSTOCK GVIT VALUE FUND                           GARTMORE GVIT INVESTOR DESTINATIONS
DREYFUS GVIT INTERNATIONAL VALUE FUND                MODERATELY CONSERVATIVE FUND
DREYFUS GVIT MID CAP INDEX FUND                    GARTMORE GVIT INVESTOR DESTINATIONS
FEDERATED GVIT HIGH INCOME BOND FUND                 CONSERVATIVE FUND
GARTMORE GVIT ASIA PACIFIC LEADERS FUND            GARTMORE GVIT MID CAP GROWTH FUND
GARTMORE GVIT DEVELOPING MARKETS FUND                (FORMERLY "STRONG GVIT MID CAP GROWTH
GARTMORE GVIT EMERGING MARKETS FUND                  FUND")
GARTMORE GVIT EUROPEAN LEADERS FUND                GARTMORE GVIT MONEY MARKET FUND
GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND       GARTMORE GVIT MONEY MARKET FUND II
GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND          GARTMORE GVIT NATIONWIDE FUND (FORMERLY
GARTMORE GVIT GLOBAL LEADERS FUND                    "GARTMORE GVIT TOTAL RETURN FUND")
GARTMORE GVIT GLOBAL SMALL COMPANIES FUND          GARTMORE GVIT NATIONWIDE LEADERS FUND
GARTMORE GVIT GLOBAL TECHNOLOGY AND                GARTMORE GVIT OTC FUND
  COMMUNICATIONS FUND                              GARTMORE GVIT U.S. GROWTH LEADERS FUND
GARTMORE GVIT GLOBAL UTILITIES FUND                GARTMORE GVIT WORLDWIDE LEADERS FUND
GARTMORE GVIT GOVERNMENT BOND FUND                 GVIT EQUITY 500 INDEX FUND
GARTMORE GVIT GROWTH FUND                          GVIT SMALL COMPANY FUND
GARTMORE GVIT INTERNATIONAL GROWTH FUND            GVIT SMALL CAP GROWTH FUND
GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE     GVIT SMALL CAP VALUE FUND
  FUND                                             J.P. MORGAN GVIT BALANCED FUND
GARTMORE GVIT INVESTOR DESTINATIONS                NATIONWIDE GVIT STRATEGIC VALUE FUND
  MODERATELY AGGRESSIVE FUND                       TURNER GVIT GROWTH FOCUS FUND
GARTMORE GVIT INVESTOR DESTINATIONS MODERATE       VAN KAMPEN GVIT MULTI SECTOR BOND FUND
  FUND                                               (FORMERLY "MAS GVIT MULTI SECTOR BOND
                                                     FUND")



     Gartmore Variable Insurance Trust (the "Trust"), a Massachusetts business trust, is a registered open-end investment company currently consisting of 38 series. This Statement of Additional Information relates to all series of the Trust (each, a "Fund" and collectively, the "Funds").

     This Statement of Additional Information is not a prospectus but this Statement of Additional Information is incorporated by reference into the following Prospectuses. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the following Prospectuses:

     Comstock GVIT Value Fund, Dreyfus GVIT International Value Fund, Dreyfus GVIT Mid Cap

     Index Fund, Federated GVIT High Income Bond Fund, GVIT Equity 500 Index Fund, J.P. Morgan GVIT Balanced Fund, Turner GVIT Growth Focus Fund and Van Kampen GVIT Multi Sector Bond Fund dated April 28, 2003.
GVIT  Small  Cap  Value  Fund, GVIT Small Company Fund and GVIT Small Cap Growth
     Fund dated April 28, 2003.
Nationwide GVIT Strategic Value Fund dated April 28, 2003.
Gartmore  GVIT  Nationwide Fund, Gartmore GVIT Growth Fund and Gartmore GVIT Mid
     Cap Growth Fund dated April 28, 2003.
Gartmore  GVIT  Government  Bond  Fund and Gartmore GVIT Money Market Fund dated
     April 28, 2003.
Gartmore  GVIT  Global  Technology and Communications Fund, Gartmore GVIT Global
     Financial Services Fund, Gartmore GVIT Global Utilities Fund and Gartmore GVIT Global Health Sciences Fund dated April 28, 2003.
Gartmore  GVIT Emerging Markets Fund and Gartmore GVIT International Growth Fund
     dated April 28, 2003.
Gartmore  GVIT Global Leaders Fund and Gartmore GVIT Global Small Companies Fund
     dated April 28, 2003 (shares of these Funds are not currently offered). Gartmore GVIT OTC Fund dated April 28, 2003 (shares of this Fund are not currently offered).
Gartmore  GVIT  Nationwide  Leaders Fund, Gartmore GVIT U.S. Growth Leaders Fund
     and Gartmore GVIT Worldwide Leaders Fund, dated April 28, 2003.
Gartmore  GVIT Asia Pacific Leaders Fund and Gartmore GVIT European Leaders Fund
     dated April 28, 2003 (shares of these Funds are not currently offered). Gartmore GVIT Investor Destinations Aggressive Fund, Gartmore GVIT Investor
     Destinations Moderately Aggressive Fund, Gartmore GVIT Investor Destinations Moderate Fund, Gartmore GVIT Investor Destinations Moderately Conservative Fund and Gartmore GVIT Investor Destinations Conservative Fund (collectively the "GVIT Investor Destinations Funds") dated April 28, 2003.
Gartmore  GVIT  Money  Market  Fund  II  dated  April  28,  2003.
Gartmore GVIT Developing Markets Fund dated April 21, 2003.

     Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2202, or by calling toll free 1-800-848-6331.

TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----

General Information and History . . . . . . . . . . . . . . . . . . . . .     1
Additional Information on Portfolio Instruments and Investment Policies .     1
Description of Portfolio Instruments and Investment Policies. . . . . . .     8
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . .     .52
Major Shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . .    58
Trustees and Officers of the Trust. . . . . . . . . . . . . . . . . . .     .66
Performance Advertising . . . . . . . . . . . . . . . . . . . . . . . .     .74
Investment Advisory and Other Services. . . . . . . . . . . . . . . . .     .80
Brokerage Allocations . . . . . . . . . . . . . . . . . . . . . . . .    . .108
Purchases, Redemptions and Pricing of Shares. . . . . . . . . . . . . .    .117
Additional Information. . . . . . . . . . . . . . . . . . . . . . . . .    .119
Tax Status. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   121
Other Tax Consequences. . . . . . . . . . . . . . . . . . . . . . . . . .   121
Tax Consequences to Shareholders. . . . . . . . . . . . . . . . . . . . .   122
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . .    .122
Appendix A - Debt Ratings. . . . . . . . . . . . . . . . . . . . . . . . . .123

GENERAL INFORMATION AND HISTORY

     Gartmore Variable Insurance Trust, formerly Nationwide Separate Account Trust, is an open-end investment company organized under the laws of Massachusetts by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust currently offers shares in 38 separate series, each with its own investment objective.

     The following Funds are diversified funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act"):
     Comstock GVIT Value Fund,
     Dreyfus GVIT International Value Fund,
     Dreyfus GVIT Mid Cap Index Fund,
     Federated GVIT High Income Bond Fund,
     Gartmore GVIT Developing Markets Fund,
     Gartmore GVIT Emerging Markets Fund,
     Gartmore GVIT Global Leaders Fund,
     Gartmore GVIT Global Small Companies Fund,
     Gartmore GVIT Government Bond Fund,
     Gartmore GVIT Growth Fund,
     Gartmore GVIT International Growth Fund,
     Gartmore GVIT Mid Cap Growth Fund,
     Gartmore GVIT Money Market Fund,
     Gartmore GVIT Money Market Fund II,
     Gartmore GVIT Nationwide Fund,
     Gartmore GVIT OTC Fund,
     GVIT Small Cap Growth Fund,
     GVIT Small Cap Value Fund,
     GVIT Small Company Fund,
     J.P. Morgan GVIT Balanced Fund,
     Nationwide GVIT Strategic Value Fund, and
     Van Kampen GVIT Multi Sector Bond Fund.

The following Funds are not diversified funds:
     Gartmore GVIT Asia Pacific Leaders Fund,
     Gartmore GVIT European Leaders Fund,
     Gartmore GVIT Global Financial Services Fund,
     Gartmore GVIT Global Health Sciences Fund,
     Gartmore GVIT Global Technology and Communications Fund,
     Gartmore GVIT Global Utilities Fund,
     Gartmore GVIT Nationwide Leaders Fund,
     Gartmore GVIT U.S. Growth Leaders Fund,
     Gartmore GVIT Worldwide Leaders Fund,
     GVIT Equity 500 Index Fund,
     Turner GVIT Growth Focus Fund, and
     each of the GVIT Investor Destinations Funds.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

ALL FUNDS

     The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This Statement of Additional Information (SAI) contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

     With respect to the GVIT Investor Destinations Funds, this Statement of Additional Information uses the term "Fund" to include the Underlying Funds in which such Funds invest. Please review the discussions in the Prospectus for further information regarding the investment objectives and policies of each GVIT Investor Destinations Fund, including their respective Underlying Funds.

                                                            Gartmore  Dreyfus
                                                              GVIT     GVIT              GVIT   GVIT   Gartmore
                                                  Gartmore    Mid       Mid     GVIT    Small   Small    GVIT     Comstock
                                                    GVIT      Cap       Cap     Small    Cap     Cap   Worldwide    GVIT
TYPE OF INVESTMENT OR TECHNIQUE                    Growth    Growth    Index   Company  Growth  Value   Leaders    Value
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
U.S. common stocks                                Y         Y         Y        Y        Y       Y      Y          Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Preferred stocks                                  Y         Y         Y        Y        Y       Y      Y          Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Small company stocks                              Y         Y         Y        Y        Y       Y      Y          Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Special situation companies                       Y         Y         Y        Y        Y       Y      Y          Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Illiquid securities                               Y         Y         Y        Y        Y       Y      Y          Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Restricted securities                             Y         Y         Y        Y        Y       Y      Y          Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
When-issued / delayed-delivery securities         Y         Y         Y        Y        Y       Y      Y          Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Limited liability companies                                                    Y                                  Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Investment companies                              Y         Y         Y        Y        Y       Y      Y          Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Real estate securities                                      Y         Y        Y        Y       Y      Y          Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Securities of foreign issuers                     Y         Y         Y        Y        Y       Y      Y          Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Depositary receipts                               Y         Y         Y        Y        Y       Y      Y          Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Securities from developing countries/emerging                                  Y        Y              Y          Y
markets
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Convertible securities                            Y         Y         Y        Y        Y       Y      Y          Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Long-term debt                                                        Y        Y        Y       Y                 Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Long-term debt when originally issued but with    Y                   Y        Y        Y       Y                 Y
less than 397 days remaining to maturity
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Short-term debt                                   Y         Y         Y        Y        Y       Y      Y          Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Floating and variable rate securities             Y                            Y                                  Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Zero coupon securities                                      Y         Y        Y        Y                         Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Step-coupon securities                                                                                            Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Pay-in-kind bonds                                                     Y                 Y                         Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Deferred payment securities                                           Y                 Y                         Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Brady bonds
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Non-investment grade debt                                             Y        Y        Y                         Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Loan participations and assignments
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Sovereign debt (foreign) (denominated in U.S. $)                               Y                       Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Foreign commercial paper(denominated in U.S. $)   Y                            Y                       Y          Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Duration                                                                                               Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
U.S. Government securities                        Y         Y         Y        Y        Y       Y      Y          Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Money market instruments                          Y         Y         Y        Y        Y       Y      Y          Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------
Mortgage-backed securities                                            Y        Y
------------------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------


                                                                                     Van
                                                                                    Kampen  Federated            Gartmore
                                                                J.P.     Gartmore    GVIT     GVIT     Gartmore    GVIT    Turner
                                                   Gartmore    Morgan      GVIT     Multi     High       GVIT     Money     GVIT
                                                     GVIT       GVIT    Government  Sector   Income     Money     Market   Growth
TYPE OF INVESTMENT OR TECHNIQUE                   Nationwide  Balanced     Bond      Bond     Bond      Market      II     Focus
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
U.S. common stocks                                Y           Y                             Y                              Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Preferred stocks                                  Y           Y                             Y                              Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Small company stocks                              Y                                         Y                              Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Special situation companies                       Y                                         Y                              Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Illiquid securities                               Y           Y         Y           Y       Y          Y         Y         Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Restricted securities                             Y           Y         Y           Y       Y          Y         Y         Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
When-issued / delayed-delivery securities         Y           Y         Y           Y       Y          Y         Y         Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Limited liability companies                                                                 Y                              Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Investment companies                              Y           Y         Y           Y       Y          Y         Y         Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Real estate securities                                        Y                     Y       Y                              Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Securities of foreign issuers                     Y           Y         Y           Y       Y          Y         Y         Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Depositary receipts                               Y           Y                     Y       Y                              Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Securities from developing countries/emerging                 Y                     Y       Y                              Y
markets
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Convertible securities                            Y           Y         Y           Y       Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Long-term debt                                                Y         Y           Y       Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Long-term debt when originally issued but with    Y           Y         Y           Y       Y          Y         Y
less than 397 days remaining to maturity
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Short-term debt                                   Y           Y         Y           Y       Y          Y         Y         Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Floating and variable rate securities             Y           Y         Y           Y       Y          Y         Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------
Zero coupon securities                                        Y         Y           Y       Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Step-coupon securities                                                              Y       Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Pay-in-kind bonds                                             Y                     Y       Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Deferred payment securities                                   Y                     Y       Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Brady bonds                                                   Y                     Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Non-investment grade debt                                     Y                     Y       Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Loan participations and assignments                           Y                     Y       Y          Y         Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Sovereign debt (foreign) (denominated in U.S. $)              Y         Y           Y                  Y         Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Foreign commercial paper(denominated in U.S. $)   Y           Y                     Y       Y          Y         Y         Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Duration                                                                Y           Y       Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
U.S. Government securities                        Y           Y         Y           Y       Y          Y         Y         Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Money market instruments                          Y           Y         Y           Y       Y          Y         Y         Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------
Mortgage-backed securities                                    Y         Y           Y       Y          Y         Y
------------------------------------------------  ----------  --------  ----------  ------  ---------  --------  --------  ------

                                                             Gartmore
                                                               GVIT
                                                              Global      Gartmore
                                                            Technology      GVIT    Gartmore    Gartmore     Gartmore  Gartmore
                                                               And         Global     GVIT        GVIT         GVIT      GVIT
                                                          Communications   Health   Emerging  International   Global   European
TYPE OF INVESTMENT OR TECHNIQUE                                           Sciences  Markets      Growth      Leaders   Leaders
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
U.S. common stocks                                        Y               Y         Y         Y              Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Preferred stocks                                          Y               Y         Y         Y              Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Small company stocks                                      Y               Y         Y         Y              Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Special situation companies                               Y               Y         Y         Y              Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Illiquid securities                                       Y               Y         Y         Y              Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Restricted securities                                     Y               Y         Y         Y              Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
When-issued / delayed-delivery securities                 Y               Y         Y         Y              Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Limited liability companies                                                         Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Investment companies                                      Y               Y         Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Real estate securities                                    Y               Y         Y         Y              Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Securities of foreign issuers                             Y               Y         Y         Y              Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Depositary receipts                                       Y               Y         Y         Y              Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Securities from developing countries / emerging markets   Y               Y         Y         Y              Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Convertible securities                                    Y               Y         Y         Y              Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Long-term debt                                                                      Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Long-term debt when originally issued but with less                                 Y         Y
than 397 days remaining to maturity
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Short-term debt                                           Y               Y         Y         Y              Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Floating and variable rate securities                     Y               Y         Y         Y                        Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Zero coupon securities                                                              Y         Y                        Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Step-coupon securities                                                              Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Pay-in-kind bonds                                                                   Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Deferred payment securities                                                         Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Brady bonds                                                                         Y         Y                        Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Non-investment grade debt                                                           Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Loan participations and assignments                                                 Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Sovereign debt (foreign) (denominated in U.S. $)                                    Y         Y              Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Foreign commercial paper (denominated in U.S. $)                          Y         Y         Y              Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Duration                                                                            Y         Y              Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
U.S. Government securities                                Y               Y         Y         Y              Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Money market instruments                                  Y               Y         Y         Y              Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------
Mortgage-backed securities                                                          Y         Y
--------------------------------------------------------  --------------  --------  --------  -------------  --------  --------


                                                          Gartmore                         Gartmore  Gartmore  Gartmore
                                                            GVIT                Gartmore     GVIT      GVIT      GVIT     Gartmore
                                                           Global    Gartmore     GVIT       U.S.      Asia     Global      GVIT
                                                            Small      GVIT    Nationwide   Growth   Pacific   Financial   Global
TYPE OF INVESTMENT OR TECHNIQUE                           Companies    OTC      Leaders    Leaders   Leaders   Services   Utilities
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
U.S. common stocks                                        Y          Y         Y           Y         Y         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Preferred stocks                                          Y          Y         Y           Y         Y         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Small company stocks                                      Y          Y         Y           Y         Y         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Special situation companies                               Y          Y         Y           Y         Y         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Illiquid securities                                       Y          Y         Y           Y         Y         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Restricted securities                                     Y          Y         Y           Y         Y         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
When-issued / delayed-delivery securities                 Y          Y         Y           Y         Y         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Limited liability companies
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Investment companies                                                           Y           Y         Y         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Real estate securities                                    Y          Y                                         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Securities of foreign issuers                             Y          Y         Y           Y         Y         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Depositary receipts                                       Y          Y         Y           Y         Y         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Securities from developing countries / emerging markets   Y          Y                     Y         Y         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Convertible securities                                    Y          Y         Y           Y         Y         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Long-term debt                                                                             Y         Y         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Long-term debt when originally issued but with less                            Y           Y         Y         Y          Y
than 397 days remaining to maturity
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Short-term debt                                           Y          Y         Y           Y         Y         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Floating and variable rate securities                                          Y           Y         Y         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Zero coupon securities                                                                               Y         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Step-coupon securities
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Pay-in-kind bonds
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Deferred payment securities                                                                          Y         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Brady bonds                                                                                          Y         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Non-investment grade debt                                                                  Y         Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Loan participations and assignments
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Sovereign debt (foreign) (denominated in U.S. $)          Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Foreign commercial paper (denominated in U.S. $)          Y          Y         Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Duration                                                  Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
U.S. Government securities                                Y          Y         Y           Y         Y         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Money market instruments                                  Y          Y         Y           Y         Y         Y          Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
Mortgage-backed securities                                                                 Y
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------

                                                                          Gartmore                    Gartmore
                                                            Gartmore        GVIT        Gartmore        GVIT        Gartmore
                                                              GVIT        Investor        GVIT        Investor        GVIT
                                                            Investor    Destinations    Investor    Destinations    Investor
                                                          Destinations   Moderately   Destinations   Moderately   Destinations
TYPE OF INVESTMENT OR TECHNIQUE                            Aggressive    Aggressive     Moderate    Conservative  Conservative
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
U.S. common stocks                                        Y             Y             Y             Y             Y
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Preferred stocks
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Small company stocks                                      Y             Y             Y             Y             Y
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Special situation companies                               Y             Y             Y             Y             Y
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Illiquid securities                                       Y             Y             Y             Y             Y
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Restricted securities                                     Y             Y             Y             Y             Y
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
When-issued / delayed-delivery securities                 Y             Y             Y             Y             Y
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Limited liability companies
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Investment companies                                      Y             Y             Y             Y             Y
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Real estate securities
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Securities of foreign issuers                             Y             Y             Y             Y             Y
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Depositary receipts                                       Y             Y             Y             Y             Y
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Securities from developing countries / emerging markets
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Convertible securities
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Long-term debt                                            Y             Y             Y             Y             Y
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Long-term debt when originally issued but with less       Y             Y             Y             Y             Y
than 397 days remaining to maturity
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Short-term debt                                           Y             Y             Y             Y             Y
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Floating and variable rate securities                     Y             Y             Y             Y             Y
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Zero coupon securities
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Step-coupon securities
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Pay-in-kind bonds
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Deferred payment securities
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Brady bonds
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Non-investment grade debt
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Loan participations and assignments
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Sovereign debt (foreign) (denominated in U.S. $)          Y             Y             Y             Y             Y
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Foreign commercial paper (denominated in U.S. $)          Y             Y             Y             Y             Y
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Duration                                                  Y             Y             Y             Y             Y
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
U.S. Government securities                                Y             Y             Y             Y             Y
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Money market instruments                                  Y             Y             Y             Y             Y
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Mortgage-backed securities                                Y             Y             Y             Y             Y
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------



                                                          Nationwide   GVIT      Dreyfus      Gartmore
                                                             GVIT     Equity      GVIT          GVIT
                                                          Strategic    500    International  Developing
TYPE OF INVESTMENT OR TECHNIQUE                             Value     Index       Value       Markets
--------------------------------------------------------  ----------  ------  -------------  ----------
U.S. common stocks                                        Y           Y       Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Preferred stocks                                          Y           Y       Y              Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Small company stocks                                      Y           Y       Y              Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Special situation companies                               Y           Y       Y              Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Illiquid securities                                       Y                   Y              Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Restricted securities                                     Y                   Y              Y
--------------------------------------------------------  ----------  ------  -------------  ----------
When-issued / delayed-delivery securities                 Y           Y       Y              Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Limited liability companies                                                   Y              Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Investment companies                                      Y           Y       Y              Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Real estate securities                                    Y           Y       Y              Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Securities of foreign issuers                             Y           Y       Y              Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Depositary receipts                                                   Y       Y              Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Securities from developing countries / emerging markets               Y       Y              Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Convertible securities                                    Y           Y       Y              Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Long-term debt                                            Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Long-term debt when originally issued but with less       Y                                  Y
than 397 days remaining to maturity
--------------------------------------------------------  ----------  ------  -------------  ----------
Short-term debt                                           Y           Y       Y              Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Floating and variable rate securities                                         Y              Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Zero coupon securities
--------------------------------------------------------  ----------  ------  -------------  ----------
Step-coupon securities
--------------------------------------------------------  ----------  ------  -------------  ----------
Pay-in-kind bonds
--------------------------------------------------------  ----------  ------  -------------  ----------
Deferred payment securities
--------------------------------------------------------  ----------  ------  -------------  ----------
Brady bonds                                                                                  Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Non-investment grade debt                                 Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Loan participations and assignments
--------------------------------------------------------  ----------  ------  -------------  ----------
Sovereign debt (foreign) (denominated in U.S. $)                              Y              Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Foreign commercial paper (denominated in U.S. $)                              Y              Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Duration
--------------------------------------------------------  ----------  ------  -------------  ----------
U.S. Government securities                                Y           Y       Y              Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Money market instruments                                  Y           Y       Y              Y
--------------------------------------------------------  ----------  ------  -------------  ----------
Mortgage-backed securities                                Y
--------------------------------------------------------  ----------  ------  -------------  ----------

                                                    Gartmore  Dreyfus
                                                      GVIT     GVIT              GVIT   GVIT   Gartmore
                                          Gartmore    Mid       Mid     GVIT    Small   Small    GVIT     Comstock   Gartmore
                                            GVIT      Cap       Cap     Small    Cap     Cap   Worldwide    GVIT       GVIT
TYPE OF INVESTMENT OR TECHNIQUE            Growth    Growth    Index   Company  Growth  Value   Leaders    Value    Nationwide
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Stripped mortgage-backed securities
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Collateralized mortgage obligations
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Mortgage dollar rolls                                                  Y
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Asset-backed securities                   Y                            Y                                            Y
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Bank and/or Savings and Loan obligations  Y         Y         Y        Y        Y              Y          Y         Y
----------------------------------------  --------  --------  -------  -------  ------         ---------  --------  ----------
Repurchase agreements                     Y         Y         Y        Y        Y       Y      Y          Y         Y
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Reverse repurchase agreements                       Y         Y        Y        Y       Y      Y          Y
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Derivatives                               Y         Y         Y        Y        Y              Y          Y         Y
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Warrants                                  Y         Y         Y        Y        Y       Y      Y          Y         Y
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Futures                                   Y         Y         Y        Y        Y              Y          Y         Y
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Options                                   Y         Y         Y        Y        Y              Y          Y         Y
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Foreign currencies                        Y         Y         Y        Y        Y              Y
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Forward currency contracts                                             Y        Y              Y
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Borrowing money                           Y         Y         Y        Y        Y       Y      Y          Y         Y
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Lending of portfolio securities           Y         Y         Y        Y        Y       Y      Y          Y         Y
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Short sales                               Y         Y         Y        Y                       Y
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Swap agreements
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Extendable commercial notes
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Wrap contracts
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Indexed securities                        Y                                                                         Y
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Nationwide Contract
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------
Municipal securities
----------------------------------------  --------  --------  -------  -------  ------  -----  ---------  --------  ----------


                                                                 Van
                                                                Kampen  Federated            Gartmore
                                            J.P.     Gartmore    GVIT     GVIT     Gartmore    GVIT    Turner
                                           Morgan      GVIT     Multi     High       GVIT     Money     GVIT
                                            GVIT    Government  Sector   Income     Money     Market   Growth
TYPE OF INVESTMENT OR TECHNIQUE           Balanced     Bond      Bond     Bond      Market      II     Focus
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Stripped mortgage-backed securities                 Y           Y
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Collateralized mortgage obligations       Y         Y           Y
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Mortgage dollar rolls                     Y         Y           Y                                      Y
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Asset-backed securities                   Y         Y           Y       Y          Y         Y
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Bank and/or Savings and Loan obligations  Y         Y           Y       Y          Y         Y         Y
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Repurchase agreements                     Y         Y           Y       Y          Y         Y         Y
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Reverse repurchase agreements             Y                     Y       Y                              Y
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Derivatives                               Y                     Y       Y                              Y
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Warrants                                  Y                     Y       Y                              Y
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Futures                                   Y                     Y       Y                              Y
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Options                                   Y                     Y       Y                              Y
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Foreign currencies                                              Y                                      Y
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Forward currency contracts                                      Y                                      Y
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Borrowing money                           Y         Y           Y       Y          Y         Y         Y
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Lending of portfolio securities           Y         Y           Y       Y          Y         Y         Y
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Short sales                                                                                            Y
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Swap agreements                                                 Y       Y
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Extendable commercial notes                                                        Y         Y         Y
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Wrap contracts
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Indexed securities
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Nationwide Contract
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------
Municipal securities                                                               Y         Y
----------------------------------------  --------  ----------  ------  ---------  --------  --------  ------

                                             Gartmore     Gartmore
                                               GVIT         GVIT                                                 Gartmore
                                              Global       Global   Gartmore    Gartmore     Gartmore  Gartmore    GVIT
                                            Technology     Health     GVIT        GVIT         GVIT      GVIT     Global
                                               And        Sciences  Emerging  International   Global   European    Small
TYPE OF INVESTMENT OR TECHNIQUE           Communications     II     Markets      Growth      Leaders   Leaders   Companies
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Stripped mortgage-backed securities
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Collateralized mortgage obligations
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Mortgage dollar rolls
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Asset-backed securities
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Bank and/or Savings and Loan obligations  Y               Y         Y         Y              Y         Y         Y
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Repurchase agreements                     Y               Y         Y         Y              Y         Y         Y
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Reverse repurchase agreements             Y                                                            Y
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Derivatives                               Y               Y         Y         Y              Y         Y         Y
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Warrants                                  Y               Y         Y         Y              Y         Y         Y
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Futures                                   Y               Y         Y         Y              Y         Y         Y
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Options                                   Y                         Y         Y              Y         Y         Y
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Foreign currencies                        Y               Y         Y         Y              Y         Y         Y
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Forward currency contracts                Y               Y         Y         Y              Y         Y         Y
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Borrowing money                           Y               Y         Y         Y              Y         Y         Y
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Lending of portfolio securities           Y               Y         Y         Y              Y         Y         Y
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Short sales                               Y               Y         Y         Y              Y         Y         Y
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Swap agreements
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Extendable commercial notes
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Wrap contracts
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Indexed securities
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Nationwide Contract
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Municipal securities
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------



                                                                Gartmore  Gartmore  Gartmore
                                                     Gartmore     GVIT      GVIT      GVIT     Gartmore
                                          Gartmore     GVIT       U.S.      Asia     Global      GVIT
                                            GVIT    Nationwide   Growth   Pacific   Financial   Global
TYPE OF INVESTMENT OR TECHNIQUE             OTC      Leaders    Leaders   Leaders   Services   Utilities
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Stripped mortgage-backed securities
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Collateralized mortgage obligations
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Mortgage dollar rolls
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Asset-backed securities                             Y           Y
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Bank and/or Savings and Loan obligations  Y         Y           Y         Y         Y          Y
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Repurchase agreements                     Y         Y           Y         Y         Y          Y
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Reverse repurchase agreements                                             Y         Y          Y
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Derivatives                               Y         Y           Y         Y         Y          Y
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Warrants                                  Y         Y           Y         Y         Y          Y
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Futures                                   Y         Y           Y         Y         Y          Y
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Options                                   Y         Y           Y         Y         Y          Y
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Foreign currencies                        Y                     Y         Y         Y          Y
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Forward currency contracts                Y                     Y         Y         Y          Y
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Borrowing money                           Y         Y           Y         Y         Y          Y
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Lending of portfolio securities           Y         Y           Y         Y         Y          Y
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Short sales                                         Y           Y         Y         Y          Y
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Swap agreements                           Y
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Extendable commercial notes
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Wrap contracts
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Indexed securities                                  Y
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Nationwide Contract
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Municipal securities
----------------------------------------  --------  ----------  --------  --------  ---------  ---------

                                                          Gartmore                    Gartmore
                                            Gartmore        GVIT        Gartmore        GVIT        Gartmore
                                              GVIT        Investor        GVIT        Investor        GVIT      Nationwide   GVIT
                                            Investor    Destinations    Investor    Destinations    Investor       GVIT     Equity
                                          Destinations   Moderately   Destinations   Moderately   Destinations  Strategic    500
TYPE OF INVESTMENT OR TECHNIQUE            Aggressive    Aggressive     Moderate    Conservative  Conservative    Value     Index
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Stripped mortgage-backed securities
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Collateralized mortgage obligations       Y             Y             Y             Y             Y
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Mortgage dollar rolls                     Y             Y             Y             Y             Y             Y
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Asset-backed securities                   Y             Y             Y             Y             Y             Y
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Bank and/or Savings and Loan obligations  Y             Y             Y             Y             Y             Y           Y
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Repurchase agreements                     Y             Y             Y             Y             Y             Y           Y
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Reverse repurchase agreements                                                                                   Y
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Derivatives                               Y             Y             Y             Y             Y             Y           Y
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Warrants                                                                                                        Y           Y
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Futures                                   Y             Y             Y             Y             Y             Y           Y
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Options                                   Y             Y             Y             Y             Y             Y           Y
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Foreign currencies                        Y             Y             Y             Y             Y             Y           Y
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Forward currency contracts                Y             Y             Y             Y             Y                         Y
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Borrowing money                           Y             Y             Y             Y             Y             Y           Y
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Lending of portfolio securities           Y             Y             Y             Y             Y             Y           Y
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Short sales                               Y             Y             Y             Y             Y             Y           Y
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Swap agreements                           Y             Y             Y             Y             Y
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Extendable commercial notes               Y             Y             Y             Y             Y
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Wrap contracts                            Y             Y             Y             Y             Y
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Indexed securities                        Y             Y             Y             Y             Y
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Nationwide Contract                       Y             Y             Y             Y             Y
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Municipal securities
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------



                                             Dreyfus      Gartmore
                                              GVIT          GVIT
                                          International  Developing
TYPE OF INVESTMENT OR TECHNIQUE               Value       Markets
----------------------------------------  -------------  ----------
Stripped mortgage-backed securities
----------------------------------------  -------------  ----------
Collateralized mortgage obligations
----------------------------------------  -------------  ----------
Mortgage dollar rolls
----------------------------------------  -------------  ----------
Asset-backed securities
----------------------------------------  -------------  ----------
Bank and/or Savings and Loan obligations  Y              Y
----------------------------------------  -------------  ----------
Repurchase agreements                     Y              Y
----------------------------------------  -------------  ----------
Reverse repurchase agreements
----------------------------------------  -------------  ----------
Derivatives                               Y              Y
----------------------------------------  -------------  ----------
Warrants                                  Y              Y
----------------------------------------  -------------  ----------
Futures                                   Y              Y
----------------------------------------  -------------  ----------
Options                                   Y              Y
----------------------------------------  -------------  ----------
Foreign currencies                        Y              Y
----------------------------------------  -------------  ----------
Forward currency contracts                Y              Y
----------------------------------------  -------------  ----------
Borrowing money                           Y              Y
----------------------------------------  -------------  ----------
Lending of portfolio securities           Y              Y
----------------------------------------  -------------  ----------
Short sales                               Y              Y
----------------------------------------  -------------  ----------
Swap agreements
----------------------------------------  -------------  ----------
Extendable commercial notes
----------------------------------------  -------------  ----------
Wrap contracts
----------------------------------------  -------------  ----------
Indexed securities
----------------------------------------  -------------  ----------
Nationwide Contract
----------------------------------------  -------------  ----------
Municipal securities
----------------------------------------  -------------  ----------

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

THE GVIT INVESTOR DESTINATIONS FUNDS

     Each of the GVIT Investor Destinations Funds is a "fund of funds," which means that each Fund invests primarily in other mutual funds. The Prospectus for the GVIT Investor Destinations Funds discusses the investment objectives and strategies for each GVIT Investor Destinations Fund and explains the types of underlying mutual funds (the "Underlying Funds") that each GVIT Investor Destinations Fund may invest in. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each of the GVIT Investor Destinations Funds allocates its assets among the different Underlying Funds and - except for the GVIT Investor Destinations Aggressive Fund currently - the Nationwide contract (described more in detail below). Periodically, each GVIT Investor Destinations Fund will adjust its asset allocation within predetermined ranges to ensure broad diversification and to adjust to changes in market conditions. However, as a general matter, there will not be large, sudden changes in an GVIT Investor Destinations Fund's asset allocation.

     The following is a list of the mutual funds that are part of the Gartmore group of funds (the "Gartmore Funds") that the GVIT Investor Destinations Funds may currently invest in. This list may be updated from time to time and is currently supplemented with funds that are not part of the Gartmore Funds. As described below, Gartmore Mutual Fund Capital Trust ("GMF") has employed a subadviser for each of the index funds listed below. Each of the Underlying Funds which is a Gartmore Fund is described in the Statement of Additional Information for Gartmore Mutual Funds and its respective prospectuses.

-    Nationwide International Index Fund
-    Nationwide Small Cap Index Fund
-    Nationwide Mid Cap Market Index Fund
-    Nationwide Bond Index Fund
-    Nationwide S&P 500 Index Fund
-    Gartmore Morley Enhanced Income Fund
-    Gartmore Money Market Fund

INFORMATION CONCERNING DURATION

     Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

     Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

     Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or interest rate change of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

     There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of to the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, a Fund's investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

     The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DEBT OBLIGATIONS

     Debt obligations are subject to the risk of an issuer's inability to make principal and interest payments, when due, on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price).

     Ratings  as  Investment  Criteria.  High-quality,  medium-quality  and
     --------------------------------
non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Fund's adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

     Medium-Quality  Securities.  Certain  Funds  anticipate  investing  in
     ---------------------------
medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.

     Lower  Quality  (High-Risk)  Securities. Non-investment grade debt or lower
     ----------------------------------------
quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch Investors Service, Inc. ("Fitch") ; (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

     Effect  of  Interest  Rates  And  Economic  Changes.  All  interest-bearing
     ---------------------------------------------------
securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

     As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

     Payment  Expectations.  Lower-quality  and  comparable  unrated  securities
     ----------------------
typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

     Liquidity  and  Valuation.  A Fund may have difficulty disposing of certain
     --------------------------
lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

     U.S.  Government  Securities.  U.S.  government  securities  are  issued or
     ----------------------------
guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and
- the Student Loan Marketing Association, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

     Although the U.S. government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

     The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically, but accrue interest until maturity. To the extent a Fund purchases the principal portion of the STRIPS, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. Because the principal portion of the STRIPs do not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPs' purchase price and its face value.

     Mortgage  and Asset-Backed Securities. Mortgage-backed securities represent
     --------------------------------------
direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities are pass-through certificates. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, overcollateralization, or guarantees by third parties.

     Since privately-issued mortgage-backed securities are not guaranteed by an entity having the credit status of GNMA or FHLMC, and are not directly issued or guaranteed by the U.S. government, such securities generally are structured with one or more types of credit enhancements. Such credit enhancements generally fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

     The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

     Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

     The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

     Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different from market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the

United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

     Collateralized  Mortgage  Obligations  ("CMOs") and Multiclass Pass-Through
     ---------------------------------------------------------------------------
Securities.  CMOs  are  a  more complex form of mortgage-backed security in that
----------
they are multi-class debt obligations which are collaterized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits ("REMICs"). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

     Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage- backed pass-through securities, or actual mortgage loans, and use them as collateral for a multi-class security. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

     Stripped  Mortgage  Securities. Stripped mortgage securities are derivative
     -------------------------------
multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

     Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

     In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.

     A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

     Money  Market  Instruments.  Money  market  instruments  may  include  the
     ---------------------------
following  types  of  instruments:

     -- obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

     -- obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

     -- obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

     -- asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the highest categories of any NRSRO;

     --   repurchase  agreements;

     --   bank  and  savings  and  loan  obligations;

     -- commercial paper, which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

     -- bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

     -- high quality short-term (maturity in 397 days or less) corporate obligations rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;

     -- extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extended commercial notes are determined to be illiquid, each of the Gartmore GVIT Money Market Fund and the Gartmore GVIT Money Market Fund II will be limited to holding no more than 10% of its net assets in these and any other illiquid securities;

     -- unrated short-term (maturity in 397 days or less) debt obligation that are determined by a Fund's adviser or subadviser to be of compatible quality to the securities described above.

EXTENDABLE COMMERCIAL NOTES

     The Gartmore GVIT Money Market Fund, the Gartmore GVIT Money Market Fund II and the Gartmore Money Market Fund (as an Underlying Fund for the GVIT Investor Destinations Funds) may invest in extendable commercial notes (ECNs). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking noteholder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

     The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. A Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

     Municipal Securities.  Municipal securities include debt obligations issued
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by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities.

     Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

     Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

     The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. The Gartmore Money Market Fund and the Gartmore Money Market Fund II may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

     An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

WRAP CONTRACTS

     The GVIT Investor Destinations Funds invest in different combinations of mutual funds ("Underlying Funds"). One of these Underlying Funds is the Gartmore Morley Enhanced Income Fund (the "Enhanced Income Fund") which may cover certain of its assets with wrap contracts in order to reduce the volatility of the Enhanced Income Fund's NAV. The description below regarding the Enhanced Income Fund and wrap contracts is provided so investors have a better understanding of this Underlying Fund. A wrap contract is a contract between the Enhanced Income Fund and a financial institution such as a bank, insurance company or other financial institution (a "wrap provider"), under which the wrap provider agrees to make payments to the Fund upon the occurrence of certain events. By purchasing wrap contracts, the Enhanced Income Fund expects to reduce fluctuations in NAV per share because, under normal circumstances, the value of the Fund's wrap contracts will vary inversely with the value of its respective assets that are covered by the contracts ("covered assets"). For example, when the market value of covered assets falls below "book value" (essentially the purchase price of covered assets plus interest or the assets accrued at the crediting rate specified under the wrap contract), wrap contracts will be assets of the Enhanced Income Fund with a value equal to the difference between the book and market values. Similarly, when the market value of covered assets is greater than their book value, wrap contracts will become a liability of the Enhanced Income Fund equal to the amount by which the market value of covered assets exceeds their book value. In this manner, under normal conditions wrap contracts are expected to reduce the impact of interest rate risk on covered assets and, hence, the market price variability of the Enhanced Income Fund.

     The Enhanced Income Fund will pay premiums to wrap providers for wrap contracts, and these premiums will be an ongoing expense of the Fund. Wrap contracts obligate wrap providers to make certain payments to the Enhanced Income Fund in exchange for payment of premiums. Payments made by wrap providers as provided by wrap contracts are intended to enable the Enhanced Income Fund to make redemption payments at the current book value of covered assets rather than at the current market price. Wrap contract payments may be made when assets are sold to fund redemption of shares, upon termination of wrap contracts, or both. Payments are based on the book value of wrap contracts, and are normally equal to the sum of (i) the accrued or amortized purchase price of covered assets, minus (ii) the sale price of covered assets liquidated to fund share redemptions, plus (iii) interest accrued at a crediting rate, computation of which is specified in the wrap contracts. The crediting rate is the yield on the covered assets, adjusted to amortize the difference between market value and book value over the duration of the covered assets, less wrap contract premiums and Fund expenses. Wrap contracts typically provide for periodic reset of crediting rates. A typical wrap contract provides for adjustment of the crediting rate under various circumstances, such as if there is a default on any of the Fund's assets covered by the wrap contract or as the difference between the market value and the book value of the covered assets otherwise varies. The crediting rate may also change due to increases and decreases in the amount of covered assets attributable to purchases or certain redemptions of Fund shares. The impact of these circumstances depends on whether the market value of the covered assets is higher or lower than the assets' book value. The crediting rate under a wrap contract will not fall below zero.

     If the market value of covered assets is higher than their book value, the crediting rate will ordinarily be higher than the yield on the covered assets. In this situation, cash from purchases of

Fund shares will tend to lower the crediting rate and, thus, the Fund's return; conversely, redemptions of Fund shares will tend to increase the crediting rate and the Fund's return. If the market value of covered assets is lower than their book value, the crediting rate will ordinarily be lower than the yield on the covered assets. In this situation, cash from purchases of Fund shares will tend to increase crediting rate and the Fund's return; conversely, redemptions of Fund shares will tend to decrease the crediting rate and the Fund's return. Crediting rates reflect the amortization of realized and unrealized gains and losses on covered assets and, in consequence, may not reflect the actual returns achieved on the wrapped assets. From time to time crediting rates may be significantly greater or less than current market interest rates, although wrap contracts generally provide that crediting rates may not fall below zero.

     The Enhanced Income Fund will normally hold one to three percent of its assets as cash or cash equivalents which can be sold close to book value to fund redemption requests. If circumstances arise that require the Enhanced Income Fund to liquidate assets other than cash, and if the fair market value of those other assets is less than their book value, a wrap contract will, under normal circumstances, obligate the wrap provider to pay the Enhanced Income Fund all or some of the difference. However, if the market value of assets being liquidated exceeds the corresponding book value, the Enhanced Income Fund would be obligated to pay all or some of the difference to the wrap provider. Generally, wrap contract payments will be made within one day after the Enhanced Income
Fund requests a payment. If more than one wrap contract applies to covered assets which have been liquidated, payment requests will be allocated among wrap contracts as specified in each wrap contract.

     Wrap contracts may require that covered assets be limited as to duration or maturity, consist of specified types of securities, and/or be at or above a specified credit quality. Wrap contracts purchased by the Enhanced Income Fund will be consistent with its investment objectives and policies as set forth in its Prospectus and SAI, although in some cases wrap contracts may require more restrictive investment objectives and policies. Wrap contracts may also allow providers to terminate their contracts if the Enhanced Income Fund changes its investment objectives, policies and restrictions as set forth in its Prospectus and SAI without having obtained the consent of the wrap providers. In the event of termination by a wrap provider, the Enhanced Income Fund may not be able successfully to replace contract coverage with another provider.

     Wrap contracts may mature on specified dates and may be terminable upon notice by the Enhanced Income Fund or in the event of a default by the Enhanced Income Fund or the wrap provider. "Evergreen" wrap contracts specify no maturity date. They allow either the Enhanced Income Fund or a provider to terminate the wrap contract through a fixed maturity conversion. Under a fixed maturity conversion the wrap contract will terminate on a future date which is generally determined by adding the duration of covered assets to a date elected by the party seeking to terminate the contract. For example, if the date elected is January 1, 2002, and the duration of covered assets is 3 years, the wrap contract will terminate as of January 1, 2005. In addition, during the conversion period, the Fund may be required to comply with certain restrictions on covered assets, such as limitation of their duration to the remaining term of the conversion period.

     Generally, at termination of a wrap contract, the wrap provider will be obligated to pay the Enhanced Income Fund any excess of book value over market value of covered assets. However, if a wrap contract terminates because of a default by the Enhanced Income Fund or upon election by the Fund (other than through a fixed maturity conversion), no such payment is made.

     Risks Associated with Wrap Contracts. The Enhanced Income Fund expects that
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it will utilize wrap contracts to maintain some of the Fund's assets at stable book value. However, there are certain risks associated with the use of wrap contracts that could impair the Fund's ability to achieve this objective.

     If a wrap contract matures or terminates, the Enhanced Income Fund may be unable to obtain a replacement wrap contract or a wrap contract with terms substantially similar those of the maturing or terminating agreement. If at the time the market value of covered assets is less than their book value, the Fund may be required to reduce its NAV accordingly. Likewise, if the market value of the covered assets is greater than their book value, the Enhanced Income Fund's NAV may increase. In either case, fund shareholders may experience unexpected fluctuations in the value of their shares. Further, if new wrap contracts are negotiated on less favorable terms than those of the contracts being replaced, such as higher wrap premiums, the net returns of the Enhanced Income Fund may be negatively affected.

     The Enhanced Income Fund's Board of Trustees has established policies and procedures governing valuation of these instruments that it believes in good faith accurately reflect the value of the Fund's wrap contracts. Other fair and reasonable valuation methodologies may be utilized in certain circumstances including, but not limited to: (1) default by a wrap provider under a wrap contract or other agreement; (2) insolvency of a wrap provider; (3) reduction of the credit rating of a wrap provider; or (4) any other situation in which the Board of Trustees, or its delegate, determines that a wrap provider may no longer be able to satisfy its obligations under a wrap contract. In any such case, the fair value of any wrap contract may be determined to be less than the difference between book value and the market value of covered assets.

     Wrap Contracts do not protect the Enhanced Income Fund from the credit risk of covered assets. Defaults by issuers of covered assets or downgrades in their credit rating to below investment grade status will generally cause those assets to be removed from coverage under wrap contracts, in which event the Enhanced Income Fund may experience a decrease in NAV.

     Currently, there is no active trading market for wrap contracts, and none is expected to develop. The Enhanced Income Fund may therefore be unable to liquidate wrap contracts within seven days at fair market value, in which case the wrap contracts will be considered illiquid. At the time of their purchase, the fair market value of the Enhanced Income Fund's wrap contracts, plus the fair market value of all other illiquid assets in the Fund, may not exceed fifteen percent (15%) of the fair market value of the Enhanced Income Fund's net assets. If the fair market value of illiquid assets including wrap contracts later rises above 15% of the fair market value of the Enhanced Income Fund's net assets, the price volatility of the Fund's shares may increase as the Fund acts to reduce the percentage of illiquid assets to a level that does not exceed 15% of the Fund.

REPURCHASE AGREEMENTS

     In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Fund's Custodian or Sub custodian if the value of the securities purchased should decrease below their resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

     When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

     When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account.
Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cashIn addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or

"delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

LIMITED LIABILITY COMPANIES

     Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

LENDING PORTFOLIO SECURITIES

     A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 102% (105% for non-U.S. securities) of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

INDEXED SECURITIES

     Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

SMALL COMPANY AND EMERGING GROWTH STOCKS

     Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices.
Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

     "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadvisers of such Funds believe, however, that if the adviser or subadviser analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

     Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which are not typically associated with investing in securities in the United States. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

     Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

     Investment  in  Companies  in  Developing  or  Emerging  Market  Countries.
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Investments may be made from time to time in companies in developing or emerging market countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

     The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

     The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

     Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

     Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Certain countries have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

     Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

     Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

     Depositary  Receipts. A Fund may invest in foreign securities by purchasing
     --------------------
depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

     A Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

     A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

     Foreign  Sovereign  Debt.  Certain  Funds  may  invest  in  sovereign  debt
     -------------------------
obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

FOREIGN COMMERCIAL PAPER

     A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

BRADY BONDS

     Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds." Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. If an issuer defaults with respect to collateralized Brady Bonds and as a result the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

REAL ESTATE SECURITIES

     Although no Fund will invest in real estate directly, a Fund may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.
Hybrid  REITs  combine  the  investment  strategies of Equity REITs and Mortgage
REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code").

CONVERTIBLE  SECURITIES

     Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged.
Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

     Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

     A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly
Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will necessarily convert into either cash or a specified number of shares of common stock.

     Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.

     An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. A Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.

     Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

WARRANTS

     Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

     Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

SHORT SELLING OF SECURITIES

     In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     A Fund may engage in short sales, subject to certain tax restrictions, if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such a case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

     A Fund may not invest more than 15% (10% for the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

     A Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The applicable subadviser or the adviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Private  Placement  Commercial  Paper. Commercial paper eligible for resale
     -------------------------------------
under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as accredited investors.

     Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the adviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

BORROWING

     A Fund may borrow money from banks, limited by each Fund's fundamental investment restriction (generally, 331/3% of its total assets (including the amount borrowed)), and may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing. In addition, a Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. A Fund will not purchase securities when bank borrowings exceed 5% of such Fund's total assets; except that a Fund may purchase securities during such time to the extent only that the Fund's receivables for securities sold exceeds the amount of such borrowings at the time of purchase.

     Each Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Funds have established a line-of-credit ("LOC") with their custodian by which they may borrow for temporary or emergency purposes. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to a Fund's remaining shareholders.

DERIVATIVE INSTRUMENTS

     A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts, swap and structured contracts, to hedge a Fund's portfolio or for risk management or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

     Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

     The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

     Special  Risks of Derivative Instruments. The use of derivative instruments
     ----------------------------------------
involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

     (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires skills different from those necessary for predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

     (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

     (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

     Options.  A  Fund  may purchase or write put and call options on securities
     -------
and transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

     A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

     Transactions using OTC options (other than purchased options) expose a Fund to counter party risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Spread  Transactions.  A  Fund  may  purchase  covered  spread options from
     ---------------------
securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

     Futures  Contracts.  A  Fund  may  enter  into futures contracts, including
     -------------------
interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or a subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.

     To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

     A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls.
These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     Swap  Agreements.  A  Fund  may enter into interest rate, securities index,
     ----------------
commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

     The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

     A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     Structured  Products.  A  Fund  may  use  structured  products to hedge its
     --------------------
portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

     With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

     Foreign  Currency-Related Derivative Strategies - Special Considerations. A
     ------------------------------------------------------------------------
Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a Fund's adviser or a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

     Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

     At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Currency  Hedging. While the values of forward currency contracts, currency
     -----------------
options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

     A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

     A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions or, in some instances, to adjust its currency exposure relative to its benchmark. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

FLOATING AND VARIABLE RATE INSTRUMENTS

     Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

     Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

     Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

SECURITIES OF INVESTMENT COMPANIES

     As permitted by the 1940 Act, a Fund may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. However, as described above, each of the GVIT Investor Destinations Funds may invest up to 100% of its assets in other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the

Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

SPDRS AND OTHER EXCHANGE TRADED FUNDS

     A Fund may invest in Standard & Poor's Depository Receipts ("SPDRs") and in shares of other exchange traded funds (collectively, "ETFs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

     ETF's, including SPDRs, are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

BANK  OBLIGATIONS

     Bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

     Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

     Eurodollar  and  Yankee  Obligations.  Eurodollar  bank  obligations  are
     ------------------------------------
dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

ZERO COUPON SECURITIES, STEP-COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

     Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

     Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

     Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable adviser or subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

     In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

     A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered borrowings by the Funds. (See "Borrowing")

     Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

THE NATIONWIDE CONTRACT

     Each of the GVIT Investor Destinations Funds (except the GVIT Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because of the guaranteed nature of the contract, the Funds will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, GMF believes that the stable nature of the Nationwide Contract should reduce a GVIT Investor Destinations Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

TEMPORARY INVESTMENTS

     Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund (except the Dreyfus GVIT Mid Cap Index Fund) may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Portfolio may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings. The Dreyfus GVIT Mid Cap Index Fund uses an indexing strategy and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

Each  of  the  Funds:

- May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

- May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

- May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

- May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of such Fund.

- May not act as an underwriter of another issuer's securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

In addition, each Fund, except Gartmore GVIT Global Health Sciences Fund, Turner GVIT Growth Focus Fund, Gartmore GVIT Global Utilities Fund, Gartmore GVIT Global Financial Services Fund, Gartmore GVIT Asia Pacific Leaders Fund, Gartmore GVIT European Leaders Fund, Gartmore GVIT U.S. Growth Leaders Fund,
Gartmore  GVIT  Worldwide  Leaders  Fund, Gartmore GVIT Nationwide Leaders Fund,
Gartmore GVIT Global Technology and Communications Fund, GVIT Equity 500 Index Fund and each of the GVIT Investor Destinations Funds:

- May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Each of the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

Each Fund, except for Gartmore GVIT Global Health Sciences Fund, Gartmore GVIT OTC Fund, Gartmore GVIT Global Utilities Fund, Gartmore GVIT Global Technology and Communications Fund, Gartmore GVIT Global Financial Services Fund, Gartmore GVIT U.S. Growth Leaders Fund and the GVIT Investor Destinations Funds:

- May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.

Each of the Gartmore GVIT Growth Fund, Gartmore GVIT Nationwide Fund, Gartmore GVIT Government Bond Fund, Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II may not:

- Purchase securities on margin, but the Trust may obtain such credits as may be necessary for the clearance of purchases and sales of securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

The GVIT Investor Destinations Funds:

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of the issuers, the principal activities of which are in the same industry; provided, that a Fund may invest more than 25% of its total assets in securities of issuers in an industry if the concentration in an industry is the result of the weighting in a particular industry in one or more Underlying Funds.

The GVIT Equity 500 Index Fund:

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry.

     The following are the NON-FUNDAMENTAL operating policies of each of the Funds, except Gartmore GVIT Nationwide Fund, Gartmore GVIT Growth Fund, Gartmore GVIT Government Bond Fund, Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II, which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL:

Each Fund may not:

- Sell securities short (except for the Dreyfus GVIT Mid Cap Index Fund, Gartmore GVIT U.S. Growth Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The Dreyfus GVIT Mid Cap Index Fund, Gartmore GVIT U.S. Growth Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund may only sell securities short in accordance with the description contained in their respective Prospectuses or in this SAI.

- Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

- Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

- Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

- Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 331/3% of the Fund's total assets at the time of the borrowing or investment.

     The following are the NON-FUNDAMENTAL operating policies of the Gartmore GVIT Growth Fund, Gartmore GVIT Nationwide Fund, Gartmore GVIT Government Bond Fund, Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER
APPROVAL:

No such Fund may:

-    Make  short  sales  of  securities.

- Purchase or otherwise acquire any other securities if, as a result, more than 15% (10% with respect to the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II) of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

- Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization and (b) to the extent permitted by the 1940 Act, or any rules or regulations thereunder, or pursuant to any exemption therefrom.

     The following is a NON-FUNDAMENTAL operating policy of each of the Funds which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER
APPROVAL:

     A Fund will not purchase securities when bank borrowings exceed 5% of the Fund's total assets; except that a Fund may purchase securities during such time to the extent only that the Fund's receivables for securities sold exceeds the amount of such borrowings at the time of purchase;

     The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

     In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

     Also, there are four requirements imposed on the Funds under Subchapter L of the Code because they are used as investment options written variable insurance products.

     1) A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
     2) A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
     3) A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
     4) A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

     Each U.S. government agency or instrumentality shall be treated as a separate issuer.

     PORTFOLIO TURNOVER

     The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below explains any significant variation in the Funds' portfolio turnover rate for the fiscal years ended December 31, 2002 and 2001, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

FUND                                                   2002      2001
----------------------------------------------------  -------  --------

Comstock GVIT Value Fund(1)                           245.24%   127.03%
----------------------------------------------------  -------  --------
Gartmore GVIT Emerging Markets Fund(2)                219.84%   140.18%
----------------------------------------------------  -------  --------
Gartmore GVIT Global Financial Services Fund(3)       211.21%     0.00%
----------------------------------------------------  -------  --------
Gartmore GVIT Global Health Sciences Fund(4)          764.93%   892.96%
----------------------------------------------------  -------  --------
Gartmore GVIT Global Utilities Fund(3)                153.83%     0.00%
----------------------------------------------------  -------  --------
Gartmore GVIT Investor Destinations Aggressive Fund(5)111.74%    10.90%
----------------------------------------------------  -------  --------
Gartmore GVIT Nationwide Leaders Fund(6)              105.28%     0.00%
----------------------------------------------------  -------  --------
Gartmore GVIT U.S. Growth Leaders Fund(7)             754.41%     9.71%
----------------------------------------------------  -------  --------
Gartmore GVIT Worldwide Leaders Fund(8)               529.97%   128.06%
----------------------------------------------------  -------  --------
J.P. Morgan GVIT Balanced Fund(9)                     297.08%   181.89%
----------------------------------------------------  -------  --------
Turner GVIT Growth Focus Fund(10)                     906.43%  1256.23%
----------------------------------------------------  -------  --------

_______________

1 Comstock GVIT Value Fund was converted from an equity income fund to a general equity value fund on May 1, 2002. At the same time, the Fund's subadviser changed from Federated Investment Counseling to Van Kampen Asset Management, Inc. The implementation of these changes caused the Fund to incur a higher portfolio turnover level than is expected in the future.
2 Gartmore GVIT Emerging Market Fund incurred higher portfolio turnover during the fiscal year ended December 31, 2002 than during the fiscal year ended December 31, 2001 because of high levels of purchase and redemption activity by shareholders.

3 The fiscal year ended December 31, 2002 was the first full year of operations of the Fund (the Fund commenced operation in December 2001). As a result, there were no purchases and redemptions in the Fund during the period ended December 31, 2001. The Fund's subadviser, however, is not limited by portfolio turnover in its management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions. It is expected that the portfolio turnover in fiscal 2002 will be more representative of the portfolio turnover going forward.
4 The portfolio manager for the Gartmore GVIT Global Health Sciences Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year ended December 31, 2002, the portfolio manager made fewer changes than he thought necessary in the fiscal 2001, which was also the first full year of Fund operations.
5 The fiscal year ended December 31, 2002 was the first full year of operations of the Gartmore GVIT Investor Destinations Aggressive Fund (the Fund commenced operation in December 2001). As a result, there were not significant purchases and redemptions in the Fund during the period ended December 31, 2001. It is expected that the portfolio turnover in fiscal 2002 will be more representative of the portfolio turnover going forward.
6 The fiscal year ended December 31, 2002 was the first full year of operations of the Gartmore GVIT Nationwide Leaders Fund (the Fund commenced operation in December 2001). As a result, there were no purchases and redemptions in the Fund during the period ended December 31, 2001. There was also a change in the Fund's portfolio manager in fiscal 2002, which increased the portfolio turnover as the new manager implemented some changes. It is expected that the portfolio turnover going forward will be somewhat less than the portfolio turnover in fiscal 2002.
7 The fiscal year ended December 31, 2002 was the first full year of operations of the Gartmore GVIT U.S. Growth Leaders Fund (the Fund commenced operation in December 2001). As a result, there were no significant purchases and redemptions in the Fund during the period ended December 31, 2001. The Fund's portfolio manager, however, is not limited by portfolio turnover in its management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions. It is expected that the portfolio turnover in fiscal 2002 will be more representative of the portfolio turnover going forward.
8 Gartmore GVIT Worldwide Leaders Fund's subadviser was changed early in the fiscal year ended December 31, 2002 and portfolio turnover increased in part as a result of implementation of changes by the new subadviser. The Fund was also impacted by high levels of purchase and redemption activity by shareholders.
9 Because the subadviser for the JP Morgan GVIT Balanced Fund is not limited by portfolio turnover in its management style, the Fund's portfolio turnover will fluctuate based on particular market conditions. In addition, portfolio turnover in the fiscal year ended December 31, 2002 was higher than that in the prior year as the subadviser reacted to volatile markets.
10 Because the subadviser for the Turner GVIT Growth Focus Fund is not limited by portfolio turnover in its management style, the Fund's portfolio turnover will fluctuate based on particular market conditions. In addition, portfolio turnover in the fiscal year ended December 31, 2002 was somewhat lower because the Fund was less affected by frequent purchase and redemption activity by shareholders than it had been in the prior year.

     High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Fund.

     INSURANCE LAW RESTRICTIONS

     In connection with the Trust's agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, GMF and Gartmore Global Asset Management Trust ("GGAMT") (collectively, the "Advisers") and the insurance companies may enter into agreements, required by certain state insurance departments, under which the Advisers may agree to use their best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.

MAJOR SHAREHOLDERS

As of April 2, 2003, to the knowledge of the Trust, the following shareholders held five percent or greater of the shares of the class of a Fund:

                                                              PERCENT OF THE
                                                                 CLASS TOTAL
                                                              ASSETS HELD BY
FUND/CLASS                                   NO. OF SHARES   THE SHAREHOLDER
COMSTOCK GVIT VALUE FUND - CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                         5218907.537            99.89%

DREYFUS GVIT MID CAP INDEX FUND - CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                         25341105.41            98.42%

DREYFUS GVIT MID CAP INDEX FUND - CLASS II

NATIONWIDE INSURANCE COMPANY
NWVA7
PO BOX 182029
COLUMBUS  OH  432182029                          166870.416           100.00%

FEDERATED GVIT HIGH INCOME BOND FUND - CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                        25488141.814            99.19%

GARTMORE GVIT EMERGING MARKETS FUND - CLASS I

NATIONWIDE LIFE INS CO
ONE NATIONWIDE PLAZA
ATTN PAMELA SMITH
COLUMBUS  OH  432152220                          1547908.95            99.92%

GARTMORE GVIT EMERGING MARKETS FUND - CLASS II

NATIONWIDE INSURANCE COMPANY
NWVA7
PO BOX 182029
COLUMBUS  OH  432182029                           87633.934           100.00%

GARTMORE GVIT EMERGING MARKETS FUND - CLASS III

NATIONWIDE LIFE INSURANCE CO


                                       58

                                                              PERCENT OF THE
                                                                 CLASS TOTAL
                                                              ASSETS HELD BY
FUND/CLASS                                   NO. OF SHARES   THE SHAREHOLDER

PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                         1873410.627            99.86%

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND - CLASS I

NATIONWIDE INSURANCE COMPANY
NWVLI2
PO BOX 182029
COLUMBUS  OH  432182029                           29447.631           100.00%

GARTMORE GVIT GLOBAL FINANCIAL SERVICESS - CLASS II

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
SEED ACCOUNT
1200 RIVER ROAD
CONSHOHOCKEN  PA  194282436                         118.203           100.00%

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND - CLASS III

NATIONWIDE LIFE INS CO
ONE NATIONWIDE PLAZA
ATTN PAMELA SMITH
COLUMBUS  OH  432152220                          589193.139            99.75%

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND - CLASS I

NATIONWIDE INSURANCE COMPANY
NWVLI2
PO BOX 182029
COLUMBUS  OH  432182029                             64033.8           100.00%

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND - CLASS II

GARTMORE GLOBAL ASSET MANAGEMENT
SEED ACCOUNT
1200 RIVER ROAD
CONSHOHOCKEN  PA  194282436                         114.679            62.51%

NATIONWIDE LIFE INSURANCE CO
NWVAII
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                               68.79            37.49%

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND - CLASS III

NATIONWIDE INSURANCE CO
NWVA9
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                         1208124.347            82.68%


                                       59

                                                              PERCENT OF THE
                                                                 CLASS TOTAL
                                                              ASSETS HELD BY
FUND/CLASS                                   NO. OF SHARES   THE SHAREHOLDER

NATIONWIDE LIFE INS CO
1-32-05
ONE NATIONWIDE PLAZA
COLUMBUS  OH  432152220                          250499.265            17.14%

GARTMORE GVIT GLOBAL TECHNOLOGY & COMMUNICATIONS FUND - CLASS I

NATIONWIDE LIFE INS CO
ONE NATIONWIDE PLAZA
ATTN PAMELA SMITH
COLUMBUS  OH  432152220                         3622429.721            97.45%

GARTMORE GVIT GLOBAL TECHNOLOGY & COMMUNICATIONS FUND - CLASS III

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                         2235254.101            99.97%

GARTMORE GVIT GLOBAL UTILITIES FUND - CLASS I

NATIONWIDE INSURANCE COMPANY
NWVLI2
PO BOX 182029
COLUMBUS  OH  432182029                            28330.71           100.00%

GARTMORE GVIT GLOBAL UTILITIES FUND - CLASS II

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
SEED ACCOUNT
1200 RIVER ROAD
CONSHOHOCKEN  PA  194282436                         141.243           100.00%

GARTMORE GVIT GLOBAL UTILITIES FUND - CLASS III

NATIONWIDE LIFE INS CO
ONE NATIONWIDE PLAZA
ATTN PAMELA SMITH
COLUMBUS  OH  432152220                           541107.65           100.00%

GARTMORE GVIT GOVERNMENT BOND FUND - CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                       159515063.022            96.10%

GARTMORE GVIT GOVERNMENT BOND FUND - CLASS II

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                         1466905.231           100.00%

GARTMORE GVIT GOVERNMENT BOND FUND - CLASS III

NATIONWIDE INSURANCE COMPANY
NWVA 4
PO BOX 182029


                                       60

                                                              PERCENT OF THE
                                                                 CLASS TOTAL
                                                              ASSETS HELD BY
FUND/CLASS                                   NO. OF SHARES   THE SHAREHOLDER

COLUMBUS  OH  432182029                         1012973.592           100.00%

GARTMORE GVIT GROWTH FUND - CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                        28529678.673            97.54%

GARTMORE GVIT INTERNATIONAL GROWTH FUND - CLASS I

NATIONWIDE LIFE INSURANCE CO
ONE NATIONWIDE PLAZA
ATTN PAMELA SMITH
COLUMBUS  OH  432152220                         2310642.651           100.00%

GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND

NATIONWIDE LIFE INSURANCE CO
ONE NATIONWIDE PLAZA
ATTN PAMELA SMITH
COLUMBUS  OH  432152220                         3274250.567            99.97%

GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND

NATIONWIDE LIFE INS CO
ONE NATIONWIDE PLAZA
ATTN PAMELA SMITH
COLUMBUS  OH  432152220                        12627815.474            99.30%

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND

NATIONWIDE LIFE INSURANCE CO
NWVA-9
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                        11178766.471            99.78%

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

NATIONWIDE LIFE INS CO
ONE NATIONWIDE PLAZA
ATTN PAMELA SMITH
COLUMBUS  OH  432152220                        14314815.573            99.93%

GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND

NATIONWIDE LIFE INSURANCE CO
NWVA-9
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                        25576785.547            99.87%

GARTMORE GVIT MONEY MARKET FUND - CLASS I

NATIONWIDE LIFE INSURANCE CO


                                       61

                                                              PERCENT OF THE
                                                                 CLASS TOTAL
                                                              ASSETS HELD BY
FUND/CLASS                                   NO. OF SHARES   THE SHAREHOLDER

PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                      2238537312.379            96.45%

GARTMORE GVIT MONEY MARKET FUND - CLASS V

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                        329904262.31            86.59%

NATIONWIDE LIFE INSURANCE CO
NWVL-D
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                         51102427.39            13.41%

GARTMORE GVIT MONEY MARKET FUND II

NATIONWIDE INSURANCE COMPANY
NWVA 4
PO BOX 182029
COLUMBUS  OH  432182029                        141578594.28            99.93%

GARTMORE GVIT NATIONWIDE LEADERS FUND - CLASS I

NATIONWIDE INSURANCE COMPANY
NWVLI2
PO BOX 182029
COLUMBUS  OH  432182029                           28859.506           100.00%

GARTMORE GVIT NATIONWIDE LEADERS FUND - CLASS III

NATIONWIDE LIFE INS CO
ONE NATIONWIDE PLAZA
ATTN PAMELA SMITH
COLUMBUS  OH  432152220                          807606.355            97.99%

GARTMORE GVIT TOTAL RETURN FUND
(RENAMED GARTMORE GVIT NATIONWIDE FUND
EFFECTIVE APRIL 28, 2003)- CLASS I

NATIONWIDE LIFE INSURANCE CO
NWMF
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                       142620627.219            94.61%

NATIONWIDE LIFE & ANNUITY INSURANCE
NWVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                         8130947.624             5.39%

GARTMORE GVIT TOTAL RETURN FUND - CLASS II

NATIONWIDE LIFE INSURANCE CO


                                       62

                                                              PERCENT OF THE
                                                                 CLASS TOTAL
                                                              ASSETS HELD BY
FUND/CLASS                                   NO. OF SHARES   THE SHAREHOLDER

PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                          150772.684           100.00%

GARTMORE GVIT TOTAL RETURN FUND - CLASS III

NATIONWIDE INSURANCE COMPANY
NWVA 4
PO BOX 182029
COLUMBUS  OH  432182029                           42529.927           100.00%

GARTMORE GVIT U.S. GROWTH LEADERS FUND - CLASS I

NATIONWIDE INSURANCE COMPANY
NWVLI2
PO BOX 182029
COLUMBUS  OH  432182029                           61021.919           100.00%

GARTMORE GVIT U.S. GROWTH LEADERS FUND - CLASS II

NATIONWIDE INSURANCE COMPANY
NWVAII
PO BOX 182029
COLUMBUS  OH  432182029                              73.438           100.00%

GARTMORE GVIT U.S. GROWTH LEADERS FUND - CLASS III

NATIONWIDE LIFE INS CO
ONE NATIONWIDE PLAZA
ATTN PAMELA SMITH
COLUMBUS  OH  432152220                         1016711.713            99.74%

GARTMORE GVIT WORLDWIDE LEADERS FUND - CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                         3971357.179            99.33%

GVIT SMALL CAP GROWTH FUND - CLASS I

NATIONWIDE LIFE INSURANCE CO
NWVA-9
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                         9746766.701            97.50%

GVIT SMALL CAP GROWTH FUND - CLASS II

NATIONWIDE INSURANCE COMPANY
NWVA7
PO BOX 182029
COLUMBUS  OH  432182029                          243730.128           100.00%

GVIT SMALL CAP GROWTH FUND - CLASS III


                                       63

                                                              PERCENT OF THE
                                                                 CLASS TOTAL
                                                              ASSETS HELD BY
FUND/CLASS                                   NO. OF SHARES   THE SHAREHOLDER

NATIONWIDE INSURANCE COMPANY
NWVA 4
PO BOX 182029
COLUMBUS  OH  432182029                            3475.227           100.00%

GVIT SMALL CAP VALUE FUND - CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                        56336364.919            98.03%

GVIT SMALL CAP VALUE FUND - CLASS II

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                          291919.646           100.00%

GVIT SMALL CAP VALUE FUND - CLASS III

NATIONWIDE INSURANCE COMPANY
NWVA 4
PO BOX 182029
COLUMBUS  OH  432182029                           12752.165           100.00%

GVIT SMALL COMPANY FUND - CLASS I

NATIONWIDE LIFE INSURANCE CO
NWVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                        35093449.489            97.57%

GVIT SMALL COMPANY FUND - CLASS II

NATIONWIDE INSURANCE COMPANY
NWVA7
PO BOX 182029
COLUMBUS  OH  432182029                           229503.08           100.00%

GVIT SMALL COMPANY FUND - CLASS III

NATIONWIDE INSURANCE COMPANY
NWVA 4
PO BOX 182029
COLUMBUS  OH  432182029                            8191.605           100.00%

J.P. MORGAN GVIT BALANCED FUND - CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                        18060637.452            99.43%

GVIT MULTI SECTOR BOND FUND (RENAMED
VAN KAMPEN MULTI SECTOR BOND FUND EFFECTIVE
APRIL 28, 2003)- CLASS I


                                       64

                                                              PERCENT OF THE
                                                                 CLASS TOTAL
                                                              ASSETS HELD BY
FUND/CLASS                                   NO. OF SHARES   THE SHAREHOLDER

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                        23563862.798            98.49%

NATIONWIDE GVIT STRATEGIC VALUE FUND - CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                         1704349.063            96.76%

STRONG GVIT MID CAP GROWTH FUND
(RENAMED GARTMORE GVIT MID CAP GROWTH FUND
EFFECTIVE APRIL 28, 2003)- CLASS I

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                        14564827.687            98.76%

STRONG GVIT MID CAP GROWTH FUND - CLASS III

NATIONWIDE INSURANCE COMPANY
NWVA 4
PO BOX 182029
COLUMBUS  OH  432182029                            8992.276           100.00%

TURNER GVIT GROWTH FOCUS FUND - CLASS I

NATIONWIDE LIFE INS CO
ONE NATIONWIDE PLAZA
ATTN PAMELA SMITH
COLUMBUS  OH  432152220                         1744265.655            99.00%

TURNER GVIT GROWTH FOCUS FUND - CLASS III

NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029                          746737.174           100.00%

     Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215 are wholly owned by Nationwide Financial Services, Inc. ("NFS"). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire
Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

     As of April 2, 2003 the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of each of the Fund's of the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

----------------------------------------------------------------------------------------------------------------------------
       (1)                   (2)          (3)                    (4)                        (5)                  (6)
----------------------------------------------------------------------------------------------------------------------------
                                        TERM OF
                                      OFFICE WITH                                        NUMBER OF
                                         TRUST-                                      PORTFOLIOS IN FUND
                         POSITION(S)   LENGTH OF                                          COMPLEX
NAME, ADDRESS, AND        HELD WITH       TIME          PRINCIPAL OCCUPATION(S)         OVERSEEN BY      OTHER DIRECTORSHIPS
       AGE                  FUND        SERVED(1)         DURING PAST 5 YEARS             TRUSTEE         HELD BY TRUSTEE(2)
----------------------------------------------------------------------------------------------------------------------------
Charles E. Allen,        Trustee      Since         Mr. Allen is Chairman, Chief            81                   None
                                      July 2000     Executive Officer and
8162 E. Jefferson Ave.,                             President of Graimark Realty
#15B                                                Advisors, Inc. (real estate
Detroit, MI 48214                                   development, investment and
                                                    asset management).
Age 55
----------------------------------------------------------------------------------------------------------------------------
Paula H.J.               Trustee      Since         Ms. Cholmondeley is Vice                81                   None
Cholmondeley                          July 2000     President and General
                                                    Manager of Special Products
c/o Sappi Fine Paper                                at Sappi Fine Paper North
225 Franklin Street                                 America. Prior to 1998, she
Boston, MA 02110                                    held various positions with
                                                    Owens Corning, including
Age 55                                              Vice President and General
                                                    Manager of the Residential
                                                    Insulation Division (1997 to
                                                    1998).
----------------------------------------------------------------------------------------------------------------------------
C. Brent DeVore          Trustee      Since         Dr. DeVore is President of              81                   None
                                      May 1998      Otterbein College.
111 N. West Street
Westerville, OH 43081

Age 62
----------------------------------------------------------------------------------------------------------------------------
Robert M. Duncan         Trustee      Since         Since 1999, Mr. Duncan has              81                   None
                                      April 1997    worked as an arbitration and
1397 Haddon Road                                    mediation consultant.  From
Columbus, OH 43209                                  1996 to 1999, he was
                                                    Commissioner of the Ohio
Age 76                                              Elections Commission.
----------------------------------------------------------------------------------------------------------------------------
Barbara L. Hennigar      Trustee      Since         Retired; Ms. Hennigar is the            81                   None
                                      July 2000     former Chairman of
6363 So. Sicily Way                                 OppenheimerFunds Services
Aurora, CO 80016                                    and Shareholder Services
                                                    Inc. Ms. Hennigar held this
Age 67                                              position from October 1999
                                                    to June, 2000.  Prior to that,
                                                    she served as President and
                                                    Chief Executive Officer of
                                                    OppenheimerFunds Services.
----------------------------------------------------------------------------------------------------------------------------


                                       66

----------------------------------------------------------------------------------------------------------------------------
       (1)                   (2)          (3)                    (4)                        (5)                  (6)
----------------------------------------------------------------------------------------------------------------------------
                                        TERM OF
                                      OFFICE WITH                                        NUMBER OF
                                         TRUST-                                      PORTFOLIOS IN FUND
                         POSITION(S)   LENGTH OF                                          COMPLEX
NAME, ADDRESS, AND        HELD WITH       TIME          PRINCIPAL OCCUPATION(S)         OVERSEEN BY      OTHER DIRECTORSHIPS
       AGE                  FUND        SERVED(1)         DURING PAST 5 YEARS             TRUSTEE         HELD BY TRUSTEE(2)
----------------------------------------------------------------------------------------------------------------------------

Thomas J. Kerr, IV       Trustee      Since         Dr. Kerr is President                   81                   None
                                      June 1981     Emeritus of Kendall College.
4890 Smoketalk Lane
Westerville, OH 43081

Age 69
----------------------------------------------------------------------------------------------------------------------------
Douglas F. Kridler       Trustee      Since         Mr. Kridler is the President            81                   None
                                      September     and Chief Executive Officer
2355 Brixton Road                         1997      of the Columbus Foundation
Columbus, OH 43221                                  (a foundation which manages
                                                    over 1,000 individual
Age 47                                              endowment funds).  Prior to
                                                    January 31, 2002, Mr.
                                                    Kridler was the President of
                                                    the Columbus Association
                                                    for the Performing Arts and
                                                    Chairman of the Greater
                                                    Columbus Convention and
                                                    Visitors Bureau.
----------------------------------------------------------------------------------------------------------------------------
Mark Lipson              Trustee      Since March,  Since July 2000, Mr. Lipson             81                   None
                                          2003      is the Chairman of LGVI,
1620 26th Street                                    LLC; prior to this, Mr.
Suite 300                                           Lipson was Chairman &
Santa Monica, CA                                    CEO of Northstar Holdings,
90272                                               Inc. from November 1993 to
                                                    December 1999, a former
Age 53                                              Trustee of the the Northstar
                                                    Funds from Novermber 1993
                                                    to July 2000, and a SVP of
                                                    Reliastar Financial
                                                    Corporation from November
                                                    1993 to December 1999.
----------------------------------------------------------------------------------------------------------------------------
David C. Wetmore         Trustee      Since         Mr. Wetmore is the                      81                   None
                                      May 1998      Managing Director of Updata
26 Turnbridge Drive                                 Capital, Inc., a venture
Long Cove Plantation                                capital firm.
Hilton Head, SC 29928

Age 54
----------------------------------------------------------------------------------------------------------------------------

1 The term of office length is until a trustee resigns or reaches a mandatory retirement age of 70. The Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.
2 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section  15(d)  of  the  Exchange  Act.
3 Mr. Wetmore serves as an independent member of the Administrative Committee for The AlphaGen Caelum Fund LLC, The AlphaGen Caelum Fund LDC, The Healthcare Fund LLC and The Healthcare Fund LDC, four hedge funds managed by Gartmore SA Capital Trust ("GSA").

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS

---------------------------------------------------------------------------------------------------------------
      (1)                  (2)           (3)                   (4)                      (5)            (6)
---------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND     POSITION(S)     TERM OF        PRINCIPAL OCCUPATION(S)        NUMBER OF        OTHER
AGE                     HELD WITH     OFFICE -          DURING PAST 5 YEARS        PORTFOLIOS IN  DIRECTORSHIPS
                           FUND       LENGTH OF                                    FUND COMPLEX      HELD BY
                                        TIME                                        OVERSEEN BY     TRUSTEE(2)
                                      SERVED(1)                                       TRUSTEE
---------------------------------------------------------------------------------------------------------------
Paul J. Hondros        Trustee and   Since        Mr. Hondros is President and          81(3)         None
                       Chairman      July 2000    Chief Executive Officer of
Gartmore Global                                   Gartmore Distribution
Investments, Inc.                                 Services, Inc.*, Gartmore
1200 River Road,                                  Investor Services, Inc.*,
Conshohocken, PA                                  Gartmore Morley Capital
19428                                             Management, Inc.*, Gartmore
                                                  Morley Financial Services,
Age 54                                            Inc.,* NorthPointe Capital,
                                                  LLC*,  GGAMT*, GGI*,
                                                  GMF*,and GSA.* Prior to
                                                  that, Mr. Hondros served as
                                                  President and Chief
                                                  Operations Officer of Pilgrim
                                                  Baxter and Associates, Ltd.,
                                                  an investment management
                                                  firm, and its affiliated fixed
                                                  income investment
                                                  management arm, Pilgrim
                                                  Baxter Value Investors, Inc.
                                                  and as Executive Vice
                                                  President to the PBHG Funds,
                                                  PBHG Insurance Series Funds
                                                  and PBHG Adviser Funds.
---------------------------------------------------------------------------------------------------------------
Arden L. Shisler       Trustee       Since        Mr. Shisler is President and           81           None
                                     February     Chief Executive Officer of
1356 North Wenger Rd.                  2000       K&B Transport, Inc., a
Dalton, OH 44618                                  trucking firm, Chairman of the
                                                  Board for Nationwide Mutual
Age 61                                            Insurance Company* and a
                                                  Director of Nationwide
                                                  Financial Services, Inc.*
---------------------------------------------------------------------------------------------------------------
Gerald J. Holland      Treasurer     Since        Mr. Holland is Senior Vice             81           None
                                     March 2001   President - Chief Admin-
Gartmore Global                                   istrative Officer for GGI*,
Investments, Inc.                                 GMF* and GSA.*   From July
1200 River Road,                                  2000 to March 2002 he was
---------------------------------------------------------------------------------------------------------------


                                       68

---------------------------------------------------------------------------------------------------------------
      (1)                  (2)           (3)                   (4)                      (5)            (6)
---------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND     POSITION(S)     TERM OF        PRINCIPAL OCCUPATION(S)        NUMBER OF        OTHER
AGE                     HELD WITH     OFFICE -          DURING PAST 5 YEARS        PORTFOLIOS IN  DIRECTORSHIPS
                           FUND       LENGTH OF                                    FUND COMPLEX      HELD BY
                                        TIME                                        OVERSEEN BY     TRUSTEE(2)
                                      SERVED(1)                                       TRUSTEE
---------------------------------------------------------------------------------------------------------------

Conshohocken, PA                                  Senior Vice President -
19428                                             Operations for GGI, GMF and
                                                  GSA. Prior to July 2000, he
Age 51                                            was Vice President for First
                                                  Data Investor Services, an
                                                  investment company service
                                                  provider.
---------------------------------------------------------------------------------------------------------------
Eric Miller            Secretary     Since        Mr. Miller is Vice President,          81           None
                                     December     Associate General Counsel for
Gartmore Global                        2002       GGI,* GMF,* and GSA.*
Investments, Inc.                                 Prior to December 2002, he
1200 River Road                                   was a Partner with Stradley
Conshohocken, PA                                  Ronon Stevens & Young,
19428                                             LLP.

Age 49
---------------------------------------------------------------------------------------------------------------

1 The term of office for a Trustee is until a trustee resigns or reaches a mandatory retirement age of 70. The Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy. The term of office for an officer is until he resigns or is replaced.
2 Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
     Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3 Mr. Hondros is also an Administrative Committee Member for The AlphaGen Caelum Fund LLC, The AlphaGen Caelum Fund LDC, The Healthcare Fund LLC and The Healthcare Fund LDC (four hedge funds managed by GSA*).
* This position is held with an affiliated person or principal underwriter of the Funds.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

     The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEE COMMITTEES

     The Board of Trustees has four standing committees: Audit, Pricing and Valuation, Nominating and Board Governance and Performance Committees.

     The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; and (d) act as a liaison between the Trust's independent auditors and the Board. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. This Committee met 3 times during the past fiscal year and currently consists of the following Trustees, Mr. Allen, Ms. Cholmondeley and Mr. Wetmore, each of whom must have a working knowledge of basic finance and accounting matters and not be interested persons of the Trust, as defined in the 1940 Act.

     The purposes of the Pricing and Valuation Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; and (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series. The Pricing and Valuation Committee met 4 times during the past fiscal year and currently consists of the following Trustees, Ms. Hennigar, Mr. Kridler, Mr. Lipson and Mr. Shisler.

     The Nominating and Board Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) periodic review of Trustee compensation; (5) review of the responsibilities and composition of each Board committee, as necessary; (6) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Board Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met 4 times during the past fiscal year and currently consists of the following Trustees: Dr. DeVore, Mr. Duncan and Dr. Kerr, each of whom is not an interested person of the Trust, as defined in the 1940 Act. The Nominating and Board Governance Committee generally does not consider nominees recommended by shareholders of the Funds.

     The functions of the Performance Committee are 1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes and 2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change. This Committee met 2 times during the past fiscal year and currently consists of the following
Trustees: Ms. Hennigar, Mr. Allen and Mr. Kridler, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

OWNERSHIP OF SHARES OF GARTMORE FUNDS AS OF DECEMBER 31, 2002

-----------------------------------------------------------------------------------------------------------
      (1)                               (2)                                         (3)
-----------------------------------------------------------------------------------------------------------
NAME OF TRUSTEE      DOLLAR RANGE OF EQUITY SECURITIES AND/OR  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                               SHARES IN THE FUNDS*             AND/OR SHARES IN ALL REGISTERED INVESTMENT
                                                                COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF
                                                                           INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------
Charles E. Allen,
                                        NONE                                   $  1 - $10,000
Paula H.J.
Cholmondeley
                                        NONE                                   $  1 - $10,000
C. Brent DeVore
                                        NONE                                   OVER $100,000
Robert M. Duncan
                                        NONE                                   OVER $100,000
Barbara L. Hennigar
                                        NONE                                   $  1 - $10,000
Thomas J. Kerr, IV
                                        NONE                                   OVER $100,000
Douglas F. Kridler
..                                       NONE                                 $  10,001 - $50,000
Mark Lipson
                                        NONE                                   $  1 - $10,000
David C. Wetmore
                                        NONE                                   OVER $100,000
Paul J. Hondros
                                        NONE                                   OVER $100,000
Arden L. Shisler
                                    OVER $100,000                              OVER $100,000
-----------------------------------------------------------------------------------------------------------

* Individual investors, like the Trustees, are not eligible to purchase shares of the Funds directly; accordingly, Trustees are limited in their ability to own/hold Fund shares. Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts, which may or may not be an appropriate investment for each individual Trustee.

OWNERSHIP IN THE FUND'S INVESTMENT ADVISERS1, SUBADVISERS2 OR DISTRIBUTOR3 AS OF DECEMBER 31, 2002

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

-----------------------------------------------------------------------------------------------
      (1)                  (2)           (3)          (4)             (5)            (6)
-----------------------------------------------------------------------------------------------
NAME OF TRUSTEE       NAME OF OWNERS   NAME OF  TITLE OF CLASS OF   VALUE OF   PERCENT OF CLASS
                           AND         COMPANY      SECURITY       SECURITIES
                     RELATIONSHIPS TO
                         TRUSTEE
-----------------------------------------------------------------------------------------------
Charles E. Allen     N/A               N/A      N/A                NONE        N/A

Paula H.J.           N/A               N/A      N/A                NONE        N/A
Cholmondeley

C. Brent DeVore      N/A               N/A      N/A                NONE        N/A


                                       71

-----------------------------------------------------------------------------------------------
      (1)                  (2)           (3)          (4)             (5)            (6)
-----------------------------------------------------------------------------------------------
NAME OF TRUSTEE       NAME OF OWNERS   NAME OF  TITLE OF CLASS OF   VALUE OF   PERCENT OF CLASS
                           AND         COMPANY      SECURITY       SECURITIES
                     RELATIONSHIPS TO
                         TRUSTEE
-----------------------------------------------------------------------------------------------
Robert M. Duncan     N/A               N/A      N/A                NONE        N/A

Barbara L. Hennigar  N/A               N/A      N/A                NONE        N/A

Thomas J. Kerr, IV   N/A               N/A      N/A                NONE        N/A

Douglas F. Kridler   N/A               N/A      N/A                NONE        N/A

Mark Lipson4         N/A               N/A      N/A                NONE        N/A

David C. Wetmore     N/A               N/A      N/A                NONE        N/A
-----------------------------------------------------------------------------------------------

1 Investment advisers include Gartmore Mutual Fund Capital Trust and Gartmore Global Asset Management Trust.
2 Subadvisers include Dreyfus Corporation, Federated Investment Counseling, Gartmore Global Partners, J.P. Morgan Investment Management, Neuberger Berman, LLC, Morgan Stanley Investment Management, Inc., Strong Capital Management, Turner Investment Partners, Waddell & Reed Investment Management Company and Van Kampen Asset Management, Inc.
3 Or any company, other than an investment company, that controls a Fund's adviser or distributor.
4    New  Trustee  as  of  March  2003.

COMPENSATION OF TRUSTEES

     The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Each Adviser, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburse the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement, for the fiscal year ended December 31, 2002. In addition, the table sets forth the total compensation to be paid to the Trustees from all the Gartmore Funds for the fiscal year ended December 31, 2002. Trust officers receive no compensation from the Trust in their capacity as officers.

     The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

---------------------------------------------------------------------------------------------------------
      (1)                     (2)               (3)               (4)                    (5)
---------------------------------------------------------------------------------------------------------
NAME OF TRUSTEE             AGGREGATE         PENSION       ESTIMATED ANNUAL  TOTAL COMPENSATION FOR THE
                          COMPENSATION       RETIREMENT      BENEFITS UPON             COMPLEX*
                         FROM THE TRUST   BENEFITS ACCRUED     RETIREMENT
                                          AS PART OF TRUST
                                              EXPENSES
---------------------------------------------------------------------------------------------------------
Charles E. Allen         $        25,000             - 0 -             - 0 -  $                    49,000

Paula H.J. Cholmondeley  $        23,000             - 0 -             - 0 -  $                    45,000


                                       72

---------------------------------------------------------------------------------------------------------
      (1)                     (2)               (3)               (4)                    (5)
---------------------------------------------------------------------------------------------------------
NAME OF TRUSTEE             AGGREGATE         PENSION       ESTIMATED ANNUAL  TOTAL COMPENSATION FOR THE
                          COMPENSATION       RETIREMENT      BENEFITS UPON             COMPLEX*
                         FROM THE TRUST   BENEFITS ACCRUED     RETIREMENT
                                          AS PART OF TRUST
                                              EXPENSES
---------------------------------------------------------------------------------------------------------
C. Brent DeVore          $        22,000             - 0 -             - 0 -  $                    43,000

Robert M. Duncan         $        22,500             - 0 -             - 0 -  $                    44,000

Barbara L. Hennigar      $        24,000             - 0 -             - 0 -  $                    48,000

Paul J. Hondros**                  - 0 -             - 0 -             - 0 -                        - 0 -

Thomas J. Kerr, IV       $        23,000             - 0 -             - 0 -  $                    45,000

Douglas F. Kridler       $        26,500             - 0 -             - 0 -  $                    52,000
..
Mark Lipson***                     - 0 -             - 0 -             - 0 -                        - 0 -

Arden L. Shisler         $        22,500             - 0 -             - 0 -  $                    44,000

David C. Wetmore         $        24,750             - 0 -             - 0 -  $                    48,500
---------------------------------------------------------------------------------------------------------

* On December 31, 2002, the Fund Complex included two trusts comprised of 79 investment company funds or series.
** Does not receive compensation from the Trust for meeting attendance or being a Trustee.
***  New  Trustee  as  of  March  2003.

CODE OF ETHICS

     Federal law requires the Trust, each of its investment advisers, subadvisers, principal underwriter and distributor to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts
(including  securities  that  may  be  purchased  or  held  by  the  Trust).

PERFORMANCE  ADVERTISING

     The Funds may use past performance in advertisements, sales literature, and their prospectuses, including calculations of average annual total return, 30-day yield, and seven-day yield, as described below.

CALCULATING YIELD - THE GARTMORE GVIT MONEY MARKET FUND AND GARTMORE GVIT MONEY MARKET FUND II

     Any current yield quotations for the Gartmore GVIT Money Market Fund or the Gartmore GVIT Money Market Fund II, subject to Rule 482 under the Securities
Act, or Rule 34b-1 under the 1940 Act, shall consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the net change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares. A Fund's effective yield represents an annualization of the current seven day return with all dividends reinvested yields for each class will differ due to different fees and expenses charged on the Class.

     As  of  December  31,  2002:

          The Gartmore GVIT Money Market Fund Class I shares' seven-day current yield was 0.94%.

          The Gartmore GVIT Money Market Fund Class I shares' effective yield was 0.94% (Effective yield represents an annualization of the current seven day return with all dividends reinvested.)

          The Gartmore GVIT Money Market Fund Class V shares' seven-day current yield was 1.02%.

          The Gartmore GVIT Money Market Fund Class V shares' effective yield was 1.02%.

          The Gartmore GVIT Money Market Fund II's seven-day current yield was 0.30%.

          The  Gartmore  GVIT  Money Market Fund II's effective yield was 0.31%.

     Each Fund's yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in each Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and each Fund's expenses. There is no assurance that the yield quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset value will remain constant. It should be noted that a shareholder's investment in either Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

CALCULATING  YIELD  (NON-MONEY  MARKET  FUNDS)  AND  TOTAL  RETURN

     The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     All performance advertisements shall include average annual total return quotations for the most recent one, five, and ten year periods (or life, if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

     The uniformly calculated average annual total returns for the one, five, and ten year periods ended December 31, 2002, or the period from inception to December 31, 2002, if less than another time period, are shown below.

-----------------------------------------------------------  -------  --------  ---------
                                                                                10 YEARS
                       FUND*                                 1 YEAR   5 YEARS    OR LIFE
-----------------------------------------------------------  -------  --------  ---------

Comstock GVIT Value Fund-Class I Shares (1)                  -25.14%    -4.32%     -3.86%
Comstock GVIT Value Fund-Class II Shares (2)                 -25.33%    -4.56%     -4.10%
Comstock GVIT Value Fund-Class IV Shares (3)                 -25.14%    -4.32%     -3.86%
-----------------------------------------------------------  -------  --------  ---------
Dreyfus GVIT International Value Fund-Class I Shares(4)      -11.10%     1.59%      7.46%
Dreyfus GVIT International Value Fund-Class II Shares (4)    -11.32%     1.34%      7.19%
Dreyfus GVIT International Value Fund-Class III Shares(4)    -11.10%     1.59%      7.46%
Dreyfus GVIT International Value Fund-Class IV Shares(4)     -11.10%     1.59%      7.46%
-----------------------------------------------------------  -------  --------  ---------
Dreyfus GVIT Mid Cap Index Fund-Class I Shares (1)           -15.30%     5.23%      4.99%
Dreyfus GVIT Mid Cap Index Fund-Class II Shares(2)           -15.52%     4.97%      4.71%
Dreyfus GVIT Mid Cap Index Fund-Class III Shares (5)         -15.30%     5.23%      4.99%
-----------------------------------------------------------  -------  --------  ---------
Federated GVIT High Income Bond Fund-Class I Shares (1)        3.23%     1.50%      1.89%
Federated GVIT High Income Bond Fund-Class III Shares(5)       3.23%     1.50%      1.89%
-----------------------------------------------------------  -------  --------  ---------
Gartmore GVIT Emerging Markets Fund-Class I Shares (6)       -15.23%       N/A    -19.39%
Gartmore GVIT Emerging Markets Fund-Class II Shares(2)       -15.31%       N/A    -19.55%
Gartmore GVIT Emerging Markets Fund-Class III Shares(5)      -15.19%       N/A    -19.38%
-----------------------------------------------------------  -------  --------  ---------
Gartmore GVIT Global Financial Services Fund-Class I
  Shares(7)                                                  -11.39%       N/A    -11.29%
Gartmore GVIT Global Financial Services Fund-Class II
  Shares(8)                                                  -11.63%       N/A    -11.53%
Gartmore GVIT Global Financial Services Fund-Class III
  Shares(9)                                                  -11.41%       N/A    -11.31%
-----------------------------------------------------------  -------  --------  ---------
Gartmore GVIT Global Health Sciences Fund-Class I
  Shares(10), (11)                                           -19.23%       N/A     -9.39%
Gartmore GVIT Global Health Sciences Fund-Class II
  Shares(1)1                                                 -19.43%       N/A     -9.61%
Gartmore GVIT Global Health Sciences Fund-Class III
  Shares (1)1                                                -19.13%       N/A     -9.33%
-----------------------------------------------------------  -------  --------  ---------
Gartmore GVIT Global Technology and Communications
  Fund-Class I Shares (12)                                   -42.78%       N/A    -42.89%
Gartmore GVIT Global Technology and Communications
  Fund  -Class II Shares (2)                                 -42.78%       N/A    -42.89%
Gartmore GVIT Global Technology and Communications
  Fund  -Class III Shares (5)                                -42.28%       N/A    -42.69%
-----------------------------------------------------------  -------  --------  ---------
Gartmore GVIT Global Utilities Fund-Class I Shares (7)       -24.89%       N/A    -24.72%
Gartmore GVIT Global Utilities Fund-Class II Shares (8)      -25.04%       N/A    -24.87%
Gartmore GVIT Global Utilities Fund-Class III Shares(9)      -24.85%       N/A    -24.68%
-----------------------------------------------------------  -------  --------  ---------
Gartmore GVIT Government Bond Fund-Class I Shares             10.98%     7.34%      7.36%
Gartmore GVIT Government Bond Fund-Class II Shares(2)         10.63%     7.05%      7.09%
Gartmore GVIT Government Bond Fund-Class III Shares(5)        10.98%     7.33%      7.36%
Gartmore GVIT Government Bond Fund-Class IV Shares (3)        10.98%     7.34%      7.36%
-----------------------------------------------------------  -------  --------  ---------
Gartmore GVIT Growth Fund-Class I Shares                     -28.72%   -12.60%      1.97%
Gartmore GVIT Growth Fund-Class IV Shares (3)                -28.72%   -12.60%      1.97%
-----------------------------------------------------------  -------  --------  ---------
Gartmore GVIT International Growth Fund-Class I Shares (6)   -24.10%       N/A    -27.78%
-----------------------------------------------------------  -------  --------  ---------


                                      75

-----------------------------------------------------------  -------  --------  ---------
                       FUND*                                 1 YEAR   5 YEARS   10 YEARS
                                                                                 OR LIFE
-----------------------------------------------------------  -------  --------  ---------

Gartmore GVIT International Growth Fund-Class II Shares (2)  -24.30%       N/A    -27.97%
Gartmore GVIT International Growth Fund-Class III Shares(5)  -23.94%       N/A    -27.72%
-----------------------------------------------------------  -------  --------  ---------
Gartmore GVIT Investor Destinations Aggressive Fund(13)      -18.50%       N/A    -16.64%
-----------------------------------------------------------  -------  --------  ---------
Gartmore GVIT Investor Destinations Moderately Aggressive
  Fund(1)3                                                   -14.59%       N/A    -13.00%
-----------------------------------------------------------  -------  --------  ---------
Gartmore GVIT Investor Destinations Moderate Fund(13)         -9.60%       N/A     -8.42%
-----------------------------------------------------------  -------  --------  ---------
Gartmore GVIT Investor Destinations Moderately
  Conservative Fund(13)                                       -4.15%       N/A     -3.36%
-----------------------------------------------------------  -------  --------  ---------
Gartmore GVIT Investor Destinations Conservative Fund(13)      0.40%       N/A      0.71%
-----------------------------------------------------------  -------  --------  ---------
Gartmore GVIT Mid Cap Growth Fund-Class I Shares(20)         -22.38%     5.36%      8.56%
Gartmore GVIT Mid Cap Growth Fund-Class II Shares(20)        -22.57%     5.10%      8.29%
Gartmore GVIT Mid Cap Growth Fund-Class III Shares(20)       -22.38%     5.36%      8.56%
Gartmore GVIT Mid Cap Growth Fund-Class IV Shares(20)        -22.38%     5.36%      8.56%
-----------------------------------------------------------  -------  --------  ---------
Gartmore GVIT Money Market Fund-Class I Shares                 1.21%     4.18%      4.35%
Gartmore GVIT Money Market Fund-Class IV Shares (3)            1.21%     4.18%      4.35%
Gartmore GVIT Money Market Fund-Class V Shares(14)             1.23%     4.18%      4.35%
-----------------------------------------------------------  -------  --------  ---------
Gartmore GVIT Money Market Fund II(15)                         0.70%       N/A      0.75%
-----------------------------------------------------------  -------  --------  ---------
Gartmore GVIT Nationwide Fund-Class I Shares                 -17.35%    -2.07%      7.47%
Gartmore GVIT Nationwide Fund-Class II Shares (2)            -17.46%    -2.30%      7.21%
Gartmore GVIT Nationwide Fund-Class III Shares (5)           -17.18%    -2.03%      7.49%
Gartmore GVIT Nationwide Fund-Class IV Shares (3)            -17.35%    -2.07%      7.47%
-----------------------------------------------------------  -------  --------  ---------
Gartmore GVIT Nationwide Leaders Fund-Class I Shares (7)      -5.72%       N/A     -5.72%
Gartmore GVIT Nationwide Leaders Fund-Class II Shares(8)      -6.02%       N/A     -6.02%
Gartmore GVIT Nationwide Leaders Fund-Class III Shares(16)    -5.78%       N/A     -5.78%
-----------------------------------------------------------  -------  --------  ---------
Gartmore GVIT U.S. Growth Leaders Fund-Class I Shares (7)
Gartmore GVIT U.S. Growth Leaders Fund-Class II Shares (8)   -23.79%       N/A    -23.79%
Gartmore GVIT U.S. Growth Leaders Fund-Class III             -23.78%       N/A    -23.78%
  Shares(16)                                                 -23.59%       N/A    -23.59%
-----------------------------------------------------------  -------  --------  ---------
Gartmore GVIT Worldwide Leaders Fund-Class I Shares (1)(     -25.39%    -4.90%     -4.53%
Gartmore GVIT Worldwide Leaders Fund-Class II Shares(2)      -25.58%    -5.14%     -4.77%
Gartmore GVIT Worldwide Leaders Fund-Class III Shares(5)     -25.39%    -4.90%     -4.53%
-----------------------------------------------------------  -------  --------  ---------
GVIT Equity 500 Index Fund-Class I Shares (19)               -22.31%       N/A    -14.36%
GVIT Equity 500 Index Fund-Class II Shares (19)              -22.51%       N/A    -14.57%
GVIT Equity 500 Index Fund-Class IV Shares (19)              -22.31%       N/A    -14.36%
-----------------------------------------------------------  -------  --------  ---------
GVIT Small Company Fund-Class I Shares (18)                  -17.33%     4.09%     10.23%
GVIT Small Company Fund-Class II Shares (2)                  -17.48%     3.84%      9.95%
GVIT Small Company Fund-Class III Shares (5)                 -17.27%     4.10%     10.24%
GVIT Small Company Fund-Class IV Shares (3)                  -17.33%     4.09%     10.23%
-----------------------------------------------------------  -------  --------  ---------
GVIT Small Cap Growth Fund-Class I Shares (17)               -33.29%       N/A      0.60%
GVIT Small Cap Growth Fund-Class II Shares(2)                -33.54%       N/A      0.40%
GVIT Small Cap Growth Fund-Class III Shares (5)              -33.56%       N/A      0.49%
-----------------------------------------------------------  -------  --------  ---------
GVIT Small Cap Value Fund-Class I Shares (1)                 -27.16%     5.18%      4.69%
GVIT Small Cap Value Fund-Class II Shares(2)                 -27.24%     4.97%      4.47%
GVIT Small Cap Value Fund-Class III Shares(5)                -27.04%     5.22%      4.72%
GVIT Small Cap Value Fund-Class IV Shares(3)                 -27.16%     5.18%      4.69%
-----------------------------------------------------------  -------  --------  ---------


                                      76

-----------------------------------------------------------  -------  --------  ---------
                                                                                10 YEARS
                       FUND*                                 1 YEAR   5 YEARS    OR LIFE
-----------------------------------------------------------  -------  --------  ---------
J.P. Morgan GVIT Balanced Fund-Class I Shares (1)            -12.31%    -1.71%     -1.38%
J.P. Morgan GVIT Balanced Fund-Class IV Shares(3)            -12.31%    -1.71%     -1.38%
-----------------------------------------------------------  -------  --------  ---------
Nationwide GVIT Strategic Value Fund-Class I Shares (1)      -25.36%    -5.44%     -4.97%
-----------------------------------------------------------  -------  --------  ---------
Turner GVIT Growth Focus Fund-Class I Shares (12)            -42.86%       N/A    -46.58%
Turner GVIT Growth Focus Fund-Class II Shares (2)            -43.00%       N/A    -46.72%
Turner GVIT Growth Focus Fund-Class III Shares (5)           -42.31%       N/A    -46.38%
-----------------------------------------------------------  -------  --------  ---------
Van Kampen GVIT Multi Sector Bond Fund-Class I Shares(1)
Van Kampen GVIT Multi Sector Bond Fund-Class III               7.21%     4.22%      4.29%
  Shares(5)                                                    7.21%     4.22%      4.29%
-----------------------------------------------------------  -------  --------  ---------

---------------
1    Funds  commenced  operations  on  October  31,  1997.
2 These returns are based on the performance of the Class I shares of the Fund achieved through December 31, 2002, prior to the creation of Class II shares. Excluding the effects of any fee waivers or reimbursements, average annual total returns are substantially similar to what Class II shares would have produced because Class II shares invest in, or will invest in, the same portfolio securities as Class I shares. The returns for Class II shares have been restated to reflect the additional fees applicable to Class II shares.
3 These returns are based on the performance of the Class I shares of the Fund achieved through December 31, 2002. Excluding the effects of any fee waivers or reimbursements, average annual total returns are substantially similar to what Class IV shares would have produced because Class IV shares invest in the same portfolio securities as Class I shares.
4 These returns through December 31, 2002, are based on the performance of the Fund's predecessor which is the same as performance for the Class IV shares and which was achieved prior to the creation of Class I, Class II, and Class III shares. Class IV shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I, Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class IV shares produced. This is because Class I, Class II and Class III shares will invest in the same portfolio of securities as Class IV shares and have similar expenses before any fee waivers or reimbursements. Class II share's annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.
5 These returns through December 31, 2002 are based on the performance of the Class I shares of the Fund, which was achieved prior to the creation of Class III shares. Excluding the effects of any fee waivers or reimbursements, Class I shares average annual total returns are substantially similar to what Class III shares would have produced because Class III shares invest in the same portfolio securities as Class I shares and Class III shares have the same expenses. The returns for Class III shares do not reflect the short-term trading fees applicable to Class III shares; if these fees were reflected, returns would have been lower.
6    Funds  commenced  operations  on  August  30,  2000.
7 These returns through May 9, 2002 for Class I shares are based on the performance of the Class III shares of the Fund which was achieved prior to the creation of Class I shares. Class III shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been similar, except as noted below, as what Class III shares produced. This is because Class I shares invest in the same portfolio of securities as Class III shares, and Class I shares have similar expenses before any fee waivers or reimbursements. For Class III shares, these returns do not reflect the short-term trading applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.
8 These returns are based on the performance of the Class III shares of the Fund achieved through December 31, 2002, prior to the creation of Class II shares. Excluding the effects of any fee waivers or reimbursements, average annual total returns are substantially similar to what Class II shares would have produced because Class II shares invest in, or will invest in, the same portfolio securities as Class III shares. The returns for Class II shares have been restated to reflect the additional fees applicable to Class II shares.
9    Funds  commenced  operations  on  December  28,  2001.
10   Fund  commenced  operations  on  December  29,  2000.
11 These returns through December 31, 2002 for Class II shares are based initially on the performance for Class I shares of the Fund, from December 29, 2000 to December 28, 2001 and on the performance of Class III shares for the remainder of that period, which was achieved prior to the creation of Class II shares. The returns for Class I shares from December 28, 2001 until May 6, 2002 are based on the performance of Class III shares because there were no Class I shares outstanding during that period. The returns for Class III shares from December 29, 2000 until December 28, 2001 are based on the performance of Class I shares prior to the creation of Class

     II shares. Excluding the effects of any fee waivers or reimbursements, average annual total returns, except as noted below, are substantially similar to what shares of a class would have produced because all classes of shares invest in, or will invest in the same portfolio of securities. For Class II shares, these returns have been restated to reflect the additional fees applicable to such shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. If these fees were reflected, returns would be less than those shown.
13   Funds  commenced  operations  on  December  12,  2001.
14 These returns are based on the performance of the Class I shares of the Fund achieved through October 15, 2002, prior to the creation of Class V shares. Excluding the effects of any fee waivers or reimbursements, average annual total returns are substantially similar to what Class V shares would have produced because Class V shares invest in the same portfolio securities as Class I shares.
15   Fund  commenced  operations  on  October  2,  2001.
16   Funds  commenced  operations  on  December  31,  2001.
17   Fund  commenced  operations  on  May  1,  1999.
18   Fund  commenced  operations  on  May  1,  2001.
19 These returns through December 31, 2002, are based on the performance of the Fund's predecessor, which is the same as performance for the Class IV shares and which was achieved prior to the creation of Class I and Class II shares. Class IV shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I or Class II shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class IV shares produced. This is because Class I and Class II shares invest in, or will invest in, the same portfolio of securities as Class IV shares and have similar expenses before any fee waivers or reimbursements. Class II share's annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class IV.
20 These returns through December 31, 2002 are based on the performance of the Market Street Mid Cap Growth Portfolio which is the same as performance for the Class IV shares and which was achieved prior to the acquisition of the Portfolio's assets and restatement of the performance Class I, Class II, Class III shares. Class IV shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I, Class II or Class III shares had the same fee waivers or reimbursements and operated as part of the Portfolio during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class IV shares produced. This is because Class I, Class II and Class III shares invest in the same portfolio of securities as Class IV shares and Class I and Class III shares have similar expenses before any fee waivers or reimbursements. Class II share's annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class IV. For III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for III shares would have been lower. See "Buying and Selling Fund Shares Short-Term Trading Fees" on page 18 for more information.
* As of December 31, 2002, the following Funds have not yet commenced operations: Gartmore GVIT Asia Pacific Leaders Fund, Gartmore GVIT Developing Markets Fund, Gartmore GVIT European Leaders Fund, Gartmore GVIT Global Leaders Fund, Gartmore GVIT Global Small Companies Fund and Gartmore GVIT OTC Fund.

     On April 28, 2003, the Market Street International Portfolio ("International Portfolio"), Mid Cap Growth and the Market Street Equity 500 Index Portfolio were reorganized into the Dreyfus GVIT International Value Fund, Gartmore GVIT Mid Cap Growth Fund and GVIT Equity 500 Index Fund ("Equity 500 Portfolio"), respectively and the performance shown above reflects the returns for the predecessor funds through December 31, 2002. From the International Portfolio's inception on November 1,1991 until October 1, 2002, Market Street Investment Management Company ("MSIM") served as its investment adviser and The Dreyfus Corporation served as its subadviser. From the Equity 500 Portfolio's inception on February 7, 2000 until October 1, 2002, MSIM served as its investment adviser and SSgA Funds Management, Inc. served as its subadviser. On October 1, 2002, GMF replaced MSIM as the investment adviser for the International Portfolio and the Equity 500 Portfolio. The Dreyfus GVIT International Value Fund and the GVIT Equity 500 Index Fund are managed in a substantially similar manner as the International Portfolio and the Equity 500 Portfolio were, and there have been no material changes to the objectives and strategies.

     Certain Funds may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, and annualizing the results, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The uniformly calculated yields for the 30-day period ended December 31, 2002 were as follows:

FUND                                                        30-DAY YIELD
----------------------------------------------------------  -------------
Federated GVIT High Income Bond Fund-Class I shares                 8.63%
Federated GVIT High Income Bond Fund-Class III shares(1)            8.63%
J.P. Morgan GVIT Balanced Fund-Class I shares                       2.03%
J.P. Morgan GVIT Balanced Fund-Class IV shares(1)                   2.03%
Van Kampen GVIT Multi Sector Bond Fund-Class I shares               4.14%
Van Kampen GVIT Multi Sector Bond Fund-Class III shares(1)          4.14%
Gartmore GVIT Government Bond Fund-Class I shares                   3.95%
Gartmore GVIT Government Bond Fund- Class IV shares(1)              3.95%

---------------
1 Class III and Class IV shares' yields are based on the yields of the Class I shares of the Fund achieved through December 31, 2002, prior to the creation of Class III and Class IV shares.

INVESTMENT  ADVISORY  AND  OTHER  SERVICES

TRUST  EXPENSES

     The Trust pays the compensation of the Trustees who are not employees of Gartmore Global Investments, Inc. ("GGI"), or its affiliates, and all expenses, including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration Agreement which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. The Advisers may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for certain Funds and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

INVESTMENT  ADVISERS

     GMF oversees the management of each of the Funds, other than the Gartmore GVIT Developing Markets, Gartmore GVIT Emerging Markets, Gartmore GVIT International Growth, Gartmore GVIT Global Leaders, Gartmore GVIT European Leaders, Gartmore GVIT Global Small Companies, Gartmore GVIT OTC, Gartmore GVIT Asia Pacific Leaders, Gartmore GVIT Global Financial Services and Gartmore GVIT Global Utilities Funds which are managed by Gartmore Global Asset Management Trust ("GGAMT"). GMF and GGAMT pursuant to Investment Advisory Agreements with the Trust (the "Investment Advisory Agreements"). Pursuant to their respective Investment Advisory Agreements, the Advisers either provide portfolio management for the Funds directly or hire and monitor subadvisers who are responsible for daily portfolio management. The Advisers pay the compensation of Mr. Hondros. The officers of the Trust receive no compensation from the Trust. The Advisers also pay all expenses incurred by them in providing service under their respective Investment Advisory Agreements, other than the cost of investments and the Advisers pay, out of their respective profits, fees to broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares or for recordkeeping or other services.

     The Investment Advisory Agreements also provide that the Advisers shall not be liable for any act or omission in providing advisory services, or for any loss arising out of any investment, unless the Adviser has acted with willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Adviser's reckless disregard of its obligations and duties under the Agreements. After an initial period of not more than two years, the Investment Advisory Agreements must be approved each year by the Trust's board of trustees or by shareholders in order to continue. Each Investment Advisory Agreement terminates automatically if it is assigned and they may be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice. The Agreements further provide that the Advisers may render similar services to others.

     GMF, a Delaware business trust, is a wholly owned subsidiary of Gartmore Global Investments ("GGI"), 97% of the common stock of which is owned by Gartmore Global Asset Management, Inc., which is a wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, is a holding company in the Nationwide Insurance group of companies. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

     Subject to the supervision of the Advisers and the Trustees, each subadviser manages a Fund's assets in accordance with such Fund's investment objective and policies. Each subadviser shall make investment decisions for such Fund, and in connection with such investment decisions, shall place purchase and sell orders for securities.

     Each subadviser provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial period of not more than two years, each Subadvisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

     For services provided under the Investment Advisory Agreement, GMF receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

             FUND                                   ASSETS       INVESTMENT ADVISORY FEE
             ----                                   ------       -----------------------

Comstock GVIT Value Fund                 $ 0 up to $50 million             0.80%
                                         50 million up to $250 million     0.65%
                                         250 million up to $500 million    0.60%
                                         500 million and more              0.55%

Dreyfus GVIT International Value Fund    0 up to $500 million              0.75%
                                         500 million and more              0.70%

Dreyfus GVIT Mid Cap Index Fund          0 up to $250 million              0.50%
                                         250 million up to $500 million    0.49%
                                         500 million up to $750 million    0.48%
                                         750 million up to $1 billion      0.47%
                                         $ 1 billion and more              0.45%

Federated GVIT High Income Bond Fund     $ 0 up to $50 million             0.80%


                                       81

             FUND                                   ASSETS       INVESTMENT ADVISORY FEE
             ----                                   ------       -----------------------

                                         50 million up to $250 million     0.65%
                                         250 million up to $500 million    0.60%
                                         500 million and more              0.55%

Gartmore GVIT Global Health Sciences     All assets                        1.00%
Fund

Gartmore GVIT Global Technology and      All assets                        0.98%
Communications Fund

Gartmore GVIT Government Bond Fund       $ 0 up to $1 billion              0.50%
                                         1 billion up to $2 billion       0.475%
                                         2 billion up to $5 billion        0.45%
                                         $ 5 billion and more              0.40%

Gartmore GVIT Growth Fund                $ 0 up to $1 billion              0.60%
                                         1 billion up to $2 billion       0.575%
                                         2 billion up to $5 billion        0.55%
                                         $ 5 billion and more              0.50%

Gartmore GVIT Investor Destinations:     All assets                        0.13%
  Aggressive Fund
  Moderately Aggressive Fund
  Moderate Fund
  Moderately Conservative Fund
  Conservative Fund

Gartmore GVIT Mid Cap Growth Fund        0 up to $200 million              0.75%
                                         200 million and more              0.70%

Gartmore GVIT Money Market Fund          $ 0 up to $1 billion              0.40%
                                         1 billion up to $2 billion        0.38%
                                         2 billion up to $5 billion        0.36%
                                         $ 5 billion and more              0.34%

Gartmore GVIT Money Market Fund II       $ 0 up to $1 billion              0.50%
                                         1 billion up to $2 billion        0.48%
                                         2 billion up to $5 billion        0.46%
                                         $ 5 billion and more              0.44%

Gartmore GVIT Nationwide Fund            $ 0 up to $1 billion              0.60%
                                         1 billion up to $2 billion       0.575%
                                         2 billion up to $5 billion        0.55%
                                         $ 5 billion and more              0.50%

Gartmore GVIT Nationwide Leaders Fund    0 up to $500 million              0.90%
                                         500 million up to $2 billion      0.80%


                                       82

             FUND                                   ASSETS       INVESTMENT ADVISORY FEE
             ----                                   ------       -----------------------

                                         $ 2 billion and more              0.75%

Gartmore GVIT U.S. Growth Leaders Fund1  0 up to $500 million              0.90%
                                         500 million up to $2 billion      0.80%
                                         $ 2 billion and more              0.75%

Gartmore GVIT Worldwide Leaders Fund     $ 0 up to $50 million             1.00%
                                         $ 50 million and more             0.95%

GVIT Equity 500 Index Fund               All assets                        0.24%

GVIT Small Company Fund                  All assets                        0.93%

GVIT Small Cap Growth Fund               All assets                        1.10%

GVIT Small Cap Value Fund                0 up to $200 million              0.90%
                                         200 million and more              0.85%

J.P. Morgan GVIT Balanced Fund           0 up to $100 million              0.75%
                                         100 million and more              0.70%

Nationwide GVIT Strategic Value Fund     All assets                        0.90%

Turner GVIT Growth Focus Fund2           0 up to $500 million              0.90%
                                         500 million up to $2 billion      0.80%
                                         $ 2 billion and more              0.75%

Van Kampen GVIT Multi Sector Bond Fund   0 up to $100 million              0.75%
                                         100 million and more              0.70%

_______________
1 The investment advisory fee noted is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.
2 Similar to the investment advisory fee for the Gartmore GVIT U.S. Growth Leaders Fund, the advisory fee at each breakpoint for the Turner GVIT Growth Focus Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

PERFORMANCE FEES - GARTMORE GVIT U.S. GROWTH LEADERS FUND AND TURNER GVIT GROWTH FUND

     As described above and in each Fund's Prospectus, the Gartmore GVIT U.S. Growth Leaders Fund and the Turner GVIT Growth Fund are subject to base investment advisory fees that may be adjusted if the Fund out- or under-performs a stated benchmark over a 36-month period. Set forth below is further information about the advisory fee arrangements of the Fund:

FUND              BENCHMARK    REQUIRED EXCESS      BASE ADVISORY      HIGHEST POSSIBLE    LOWEST POSSIBLE
                                 PERFORMANCE             FEE            ADVISORY FEE AT    ADVISORY FEE AT
                                                                       EACH BREAK POINT   EACH BREAK POINT
Gartmore        S&P 500 Index             12.0%  0.90% for assets                  1.12%              0.68%
GVIT U.S.                                        up to $500 million,
Growth Leaders
Fund
                                                 0.80% for assets                  0.98%              0.62%
                                                 of $500 million
                                                 and more but less
                                                 than $2 billion,

                                                 0.75% for assets of               0.91%              0.59%
                                                 $ 2 billion and more

Turner GVIT     Russell 1000              12.0%  0.90% for assets                  1.12%              0.68%
Growth          Growth Index                     up to $500 million,
Focus
Fund
                                                 0.80% for assets                  0.98%              0.62%
                                                 of $500 million
                                                 and more but less
                                                 than $2 billion,

                                                 0.75% for assets of               0.91%              0.59%
                                                 $ 2 billion and more

     The performance adjustment works as follows: If the Fund outperforms its benchmark (the S&P 500 Index for the Gartmore GVIT U.S. Growth Leaders Fund and the Russell 1000 Growth Index for the Turner GVIT Growth Focus Fund) by more than 12.0% over a 36 month period, the advisory fees will increase from 0.90% to 1.12% for assets under $500 million. If, however, the Fund underperforms its benchmark by 12.0% over a 36-month period, the advisory fees would go down to 0.68%. In the event that the Fund outperforms or underperforms its benchmark by less than 12% over a 36 month period, no adjustment will take place and GMF will receive the applicable base fee. These performance-based fees will only be charged once a Fund has been in operation for at least one year, will be implemented incrementally over the first three years of the Fund's operations and will comply with all applicable SEC rules.

     For the services it provides under its Investment Advisory Agreement with the Trust, GGAMT receives an annual fee paid monthly based on average daily net assets of each Fund according to the following schedule:

FUND                                            ASSETS    INVESTMENT ADVISORY FEE
----                                            ------    ------------------------

Gartmore GVIT Emerging Markets Fund
Gartmore GVIT Global Small Companies Fund

Gartmore GVIT Asia Pacific Leaders Fund       All assets                     1.00%
Gartmore GVIT International Growth Fund
Gartmore GVIT Global Leaders Fund
Gartmore GVIT European Leaders Fund
Gartmore GVIT OTC Fund
Gartmore GVIT Global Financial Services Fund

Gartmore GVIT Global Utilities Fund           All assets                     0.80%

     LIMITATION OF FUND EXPENSES

     In the interest of limiting the expenses of those Funds for whom GMF and GGAMT serve as investment adviser, the Advisers may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of those Funds. In this regard, the Advisers have entered into expense limitation agreements with the Trust on behalf of certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, GMF and GGAMT have agreed to waive or limit their fees and to assume other expenses (except generally for Rule 12b-1 fees and administrative services fees and other expenses listed below) to the extent necessary to limit the total annual operating expenses of each Class of each such Fund as described below. For a few Funds, however, as noted below, Rule 12b-1 fees and administrative services fees are not excluded from the expense limitations. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

     With respect to Gartmore GVIT Global Technology and Communications Fund, Turner GVIT Growth Focus Fund, Gartmore GVIT Emerging Markets Fund, Gartmore GVIT Global Leaders Fund, Gartmore GVIT Global Small Companies Fund, Gartmore GVIT International Growth Fund and Gartmore GVIT OTC Fund, GMF and GGAMT (as applicable) may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Advisers pursuant to the Expense Limitation Agreements at a later date but no later than three years after a Fund has commenced operations when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made to a Fund unless: (i) such Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF or GGAMT is not permitted.

     With respect to the Comstock GVIT Value Fund, Gartmore GVIT Global Health Sciences Fund, Gartmore GVIT Investor Destinations Funds, Gartmore GVIT Mid Cap Growth Fund, Gartmore GVIT Money Market Fund, Gartmore GVIT Nationwide Leaders Fund, Gartmore GVIT U.S. Growth Leaders Fund, GVIT Equity 500 Index Fund, and J.P. Morgan GVIT Balanced Fund, and the Gartmore GVIT Asia Pacific Leaders Fund, Gartmore GVIT European Leaders Fund, Gartmore GVIT Global Financial Services Fund, and Gartmore GVIT Global Utilities Fund, GMF and GGAMT (as applicable) may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Advisers pursuant to the Expense Limitation Agreements at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made to a Fund unless: (i) such Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and
(iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Again, except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF or GGAMT is not permitted.

     As listed for the Funds below, GMF has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage fees, and extraordinary expenses; in addition, Rule 12b-1 fees and administrative services fees are also excluded for certain Funds/classes. For Class IV shares, these expense limitations are effective until at least October 1, 2004, and for the remaining classes/Funds, these expense limitations are effective until at least April 30, 2004.

- Comstock GVIT Value Fund to 1.20% for Class II1 shares and 0.95% for Class IV shares1

- Gartmore GVIT Global Health Sciences Fund to 1.25% for Class I, Class II and Class III shares

- Gartmore GVIT Global Technology and Communications Fund to 1.25% for Class I, Class II and Class III shares

-    Each  of  the  Gartmore  GVIT  Investor  Destinations  Funds  to  0.61%1

-    Gartmore  GVIT  Mid  Cap  Growth  Fund  to  0.95%  for  Class  IV  shares1

- Gartmore GVIT Money Market Fund to 0.55% for Class IV1 and 0.50% for Class V shares1

- Gartmore GVIT Nationwide Leaders Fund to 1.10% for Class I, Class II and Class III shares

- Gartmore GVIT U.S. Growth Leaders Fund to 1.15% for Class I, Class II and Class III shares

-    GVIT  Equity  500  Index  Fund  to  0.28%  for  Class  IV  shares1

-    J.P.  Morgan  GVIT  Balanced  Fund  to  0.91%  for  Class  IV  shares1

- Turner GVIT Growth Focus Fund to 1.35% for Class I, Class II and Class III shares
_______________

1 The expense limits for each of these Funds and/or classes include Rule 12b-1 and administrative services fees.

     Until at least April 30, 2004 (unless otherwise noted), GGAMT has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees, for certain Funds of the Trust as listed below.

- Gartmore GVIT Asia Pacific Leaders Fund to 1.25% for Class I, Class II and Class III shares

- Gartmore GVIT Developing Markets Fund to 1.35% for Class II shares until at least April 30, 2005

- Gartmore GVIT Emerging Markets Fund to 1.40% for Class I, Class II and Class III shares

- Gartmore GVIT European Leaders Fund to 1.25% for Class I, Class II and Class III shares

- Gartmore GVIT Global Financial Services Fund to 1.25% for Class I, Class II and Class III shares

-    Gartmore  GVIT  Global  Leaders  Fund  to  1.55%  for  Class  I  shares

-    Gartmore  GVIT  Global  Small  Companies  Fund  to 1.75% for Class I shares

- Gartmore GVIT Global Utilities Fund to 1.05% for Class I, Class II and Class III shares

- Gartmore GVIT International Growth Fund to 1.25% for Class I, Class II and Class III shares

-    Gartmore  GVIT  OTC  Fund  to  1.60%  for  Class  I  shares

     INVESTMENT  ADVISORY  FEES

During the fiscal years ended December 31, 2002, 2001 and 2000, GMF and GGAMT earned the following fees for investment advisory services:

                                                          GMF INVESTMENT ADVISORY FEES
                                                             YEAR ENDED DECEMBER 31,
                                                             -----------------------
                                            2002                       2001                        2000
                                      FEES         FEES          FEES          FEES          FEES         FEES
FUND                               EARNED(1)    REIMBURSED    EARNED(1)     REIMBURSED    EARNED(1)    REIMBURSED
--------------------------------  ------------  -----------  ------------  ------------  ------------  -----------
Comstock GVIT Value Fund          $    364,558  $     2,010  $   434,663   $    78,158   $    284,811  $    70,388
Dreyfus GVIT Mid Cap Index Fund      1,483,835        9,099      961,813       249,729        163,748      157,855
Federated GVIT High Income Bond
Fund                                   966,761        1,462      737,807        84,812        442,436      115,002
Gartmore GVIT Global Health
Sciences Fund                           60,621          283       19,354        95,729             02         1072
Gartmore GVIT Global Technology
and Communications Fund                127,706       12,725      131,329        89,862             03      44,7273
Gartmore GVIT Government Bond
  Fund                               8,012,931       34,402    5,454,842       799,745      3,275,649      498,191
Gartmore GVIT Growth Fund            1,629,378        5,420    2,540,711       213,289      4,785,143      293,537
Gartmore GVIT Investor
  Destinations Aggressive Fund           9,565           --          364        6,6464             --           --
Gartmore GVIT Investor
  Destinations Moderately
  Aggressive Fund                       34,531           --          364        6,6464             --           --
Gartmore GVIT Investor
  Destinations Moderate Fund            74,686           --          364        6,6464             --           --
Gartmore GVIT Investor
  Destinations Moderately
  Conservative Fund                     44,759           --          364        6,6464             --           --
Gartmore GVIT Investor
  Destinations Conservative Fund        45,578           --          364        6,6464             --           --
Gartmore GVIT Mid Cap Growth
  Fund*                              1,173,289        9,157    1,744,588       352,429      1,551,732      353,987
Gartmore GVIT Money Market Fund     10,905,161       72,552   10,040,104     1,671,437      6,486,295    1,126,343
Gartmore GVIT Money Market Fund
  II                                   301,549           87      35,7705       10,7025             --           --
Gartmore GVIT Nationwide Fund        8,810,734       30,518   10,408,538       754,192     12,055,797      706,978
Gartmore GVIT Nationwide Leaders
  Fund                                  62,833          155         3466        7,4336             --           --
Gartmore GVIT U.S. Growth
  Leaders Fund                          43,696           --       1,0326        7,2236             --           --
Gartmore GVIT Worldwide Leaders
  Fund                                 466,112        1,585      733,766        70,056        586,716      165,649
GVIT Small Company Fund              6,168,304           --    6,856,394            --      6,677,080           --
GVIT Small Cap Growth Fund           1,273,107        2,361    1,174,969       135,474        488,609      181,698


                                       88

                                                          GMF INVESTMENT ADVISORY FEES
                                                             YEAR ENDED DECEMBER 31,
                                                             -----------------------
                                            2002                       2001                        2000
                                      FEES         FEES          FEES          FEES          FEES         FEES
FUND                               EARNED(1)    REIMBURSED    EARNED(1)     REIMBURSED    EARNED(1)    REIMBURSED
--------------------------------  ------------  -----------  ------------  ------------  ------------  -----------

GVIT Small Cap Value Fund            5,178,959        8,215    4,373,935       498,130      1,514,031      303,376
J.P. Morgan GVIT Balanced Fund       1,085,968        4,486      975,563       165,741        542,881      159,539
Nationwide GVIT Strategic Value
  Fund                                 160,794       27,905      219,175        59,364        146,678       58,778
Turner GVIT Growth Focus Fund           71,189           39   __________    __________     __________   __________
Van Kampen GVIT Multi Sector
  Bond Fund                          1,412,997        7,344    1,179,519       216,127        547,986      179,017
GVIT Equity 500 Index Fund             666,797(9)        --      802,180(9)         --        838,096(9)        --
Dreyfus GVIT International Value
  Fund                                 501,588(9)        --      539,651(9)         --        624,871(9)        --



                                                          GMF INVESTMENT ADVISORY FEES
                                                             YEAR ENDED DECEMBER 31,
                                                             -----------------------
                                            2002                       2001                        2000
                                      FEES         FEES          FEES          FEES          FEES         FEES
FUND                               EARNED(1)    REIMBURSED    EARNED(1)     REIMBURSED    EARNED(1)    REIMBURSED
--------------------------------  ------------  -----------  ------------  ------------  ------------  -----------

Gartmore GVIT Emerging
Markets Fund                      $    253,775  $        --  $ 100,063(8)  $  60,069(8)
Gartmore GVIT Global
Financial Services Fund                 43,474           --      1,152(7)      8,320(7)            --           --
Gartmore GVIT Global Utilities
Fund                                    23,520          220        912(7)      8,323(7)            --           --
Gartmore GVIT International
Growth Fund                             90,776        2,992     89,283(8)     99,027(8)


---------------
1    Fees  net  of  reimbursement.
2    Fund  commenced  operations  on  December  29,  2000.
3    Fund  commenced  operations  on  June  30,  2000.
4    Funds  commenced  operations  on  December  12,  2001.
5    Fund  commenced  operations  on  October  2,  2001.
6    Funds  commenced  operations  on  December  31,  2001.
7    Funds  commenced  operations  on  December  28,  2001.
8    Funds  commenced  operations  on  August  30,  2000.
9    Fees paid by the Fund's predecessor to its predecessor investment adviser.
* Fees paid by the Gartmore GVIT Mid Cap Growth Fund prior to the reorganization of Market Street Mid Cap Growth Portfolio into the Fund. Market Street Mid Cap Growth Portfolio paid its advisers $303,564, $666,433 and $634,366 for the periods ending December 31, 2000, 2001 and 2002, respectively.

     The following Funds had not commenced operations as of December 31, 2002, and thus paid no investment advisory fees: Dreyfus GVIT International Value Fund, Gartmore GVIT Asia Pacific Leaders Fund, Gartmore GVIT Developing Markets Fund, Gartmore GVIT European Leaders Fund, Gartmore GVIT Global Leaders Fund, Gartmore GVIT OTC Fund, Gartmore GVIT Global Small Companies Fund and GVIT Equity 500 Index Fund.




SUBADVISERS

The Subadvisers for certain of the Funds advised by the Advisers are as follows:

FUND                                                          SUBADVISER(S)
----------------------------------------  ------------------------------------------------------

Comstock GVIT Value Fund                  Van Kampen Asset Management Inc. ("VKAM")

Federated GVIT High Income Bond Fund      Federated Investment Counseling ("Federated")

Gartmore GVIT Worldwide Leaders Fund      Gartmore Global Partners ("GGP")

Dreyfus GVIT Mid Cap Index Fund           The Dreyfus Corporation ("Dreyfus")

J. P. Morgan GVIT Balanced Fund           J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Van Kampen GVIT Multi Sector Bond         Morgan Stanley Investment Management Inc.
Fund                                      ("MSIM"), d.b.a., Van Kampen Asset Management
                                          Inc.

GVIT Small Cap Value Fund                 Dreyfus


GVIT Small Cap Growth Fund                Waddell & Reed Investment Management Company
                                          ("WRIMCO") and Neuberger Berman, LLC
                                          ("Neuberger Berman")

Nationwide Strategic Value Fund           Strong Capital Management, Inc. ("Strong")

GVIT Small Company Fund                   Dreyfus, Neuberger Berman, Strong, WRIMCO(1)
                                          and GGP(2)

Turner GVIT Growth Focus Fund             Turner Investment Partners, Inc. ("Turner")

GVIT Equity 500 Index Fund                SSgA Funds Management, Inc. ("SSgA")

Dreyfus GVIT International Value Fund     Dreyfus

Gartmore GVIT Asia Pacific Leaders Fund,  GGP
Gartmore GVIT Developing Markets Fund,
Gartmore GVIT Emerging Markets Fund,
Gartmore GVIT European Leaders Fund,


---------------
1    WRIMCO began service as a subadviser to the Fund on January 5, 2001.
2    GGP began service as a subadviser to the Fund on August 15, 2001.


                                       90

FUND                                                          SUBADVISER(S)
----------------------------------------  ------------------------------------------------------

Gartmore GVIT Global Financial Services   GGP (con't)
Fund,
Gartmore GVIT Global Leaders Fund,
Gartmore GVIT Global Small Companies
Fund,
Gartmore GVIT Global Utilities Fund,
Gartmore GVIT International Growth Fund,
 and
Gartmore GVIT OTC Fund

     VKAM, a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"), is a diversified asset management company that administers more than three million retail investors accounts, has extensive capabilities for managing institutional portfolios and had more than $66 billion under management or supervision, as of December 31, 2002. Van Kampen is an indirect, wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.

     Federated, a Delaware business trust organized on April 11, 1989, is registered as an investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors, Inc. serve as investment advisers to number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. As of December 31, 2002, Federated had assets under management of approximately $195 billion.

     GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and as of December 31, 2002 managed approximately $695 million in assets. GGP is a joint venture between Gartmore Securities Limited and Gartmore US Limited, each a holding company. Gartmore US Limited is a wholly owned subsidiary of NGH, a holding company which is owned by Nationwide Corporation. As stated previously, Nationwide Mutual Fire Insurance Company and Nationwide Mutual Insurance Company together own all of the common stock of Nationwide Corporation. GGP is located at 1200 River Road, Conshohocken, PA 19428.

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"), a global financial services company. As of December 31, 2002, Dreyfus managed or administered approximately over $170 billion in assets. Mellon is a publicly owned financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Through its subsidiaries, including Dreyfus, Mellon managed more than $581 billion in assets as of March 31, 2003. As of December 31, 2002, various subsidiaries of Mellon provided non-investment services, such as custodial or administration services, for more than $2.9 trillion in assets.

     J.P. Morgan, a wholly owned subsidiary of J.P. Morgan Chase & Co. Incorporated ("J.P. Morgan Chase") and a corporation organized under the laws of the State of Delaware, is a registered investment adviser under the 1940 Act. J.P. Morgan is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through J.P. Morgan and its other subsidiaries, offers a wide range of banking and investment and investment management services to governmental, institutional, corporate and individual clients.

     MSIM does business in certain instances, including with respect to the Van Kampen GVIT Multi Sector Bond Fund, using the name Van Kampen. MSIM is owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. and is part of Morgan Stanley Investment Management ("MS Investment Management"). MSIM provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2002, together with its affiliated asset management companies, MSIM had in excess of $376 billion in assets under management.

     WRIMCO acts as investment manager to numerous investment companies and accounts. As of December 31, 2002, WRIMCO managed over $26 billion in assets.

     Neuberger Berman and its predecessor firms and affiliates have specialized in the management of no-load mutual funds since 1950. Neuberger Berman and its affiliates manage securities accounts that had approximately $56 billion of assets as of December 31, 2002. Neuberger Berman is a member of the NYSE and other principal exchanges and acts as a broker in the purchase and sale of their securities for that portion of the Fund's portfolio managed by Neuberger Berman.

     Strong began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts. Strong also acts as investment advisor for each of the mutual funds within the Strong Family of Funds. As of December 31, 2002, Strong had approximately $39 billion under management. Strong's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong is the controlling shareholder of Strong.

     Turner was founded in 1990 and is located at 1235 West Lakes Drive, Berwyn, Pennsylvania 19312. It is a registered investment adviser under the Investment Advisers Act of 1940. Turner serves as investment adviser to other investment companies, as well as separate investment portfolios. As of December 31, 2002, Turner had approximately $8 billion in assets under management.

     SSgA is a wholly owned subsidiary of State Street Corporation and is located at Two International Place, Boston, MA 02110. SSgA manages over $60 billion in assets of U.S. Securities and Exchange Commission registered open-end investment companies. As of December 31, 2002, State Street Global Advisors companies, including SSgA, manage over $763 billion in assets, the third largest total among U.S. investment managers.

     Subject to the supervision of the Adviser (GMF or GGAMT, as applicable) and the Trustees, each of the Subadvisers manages the assets of the Funds as listed above in accordance with the Fund's investment objectives and policies. Each

Subadviser makes investment decisions for the Fund and in connection with such investment decisions, places purchase and sell orders for securities. For the investment management services they provide to the Funds, the Subadvisers receive annual fees from the Adviser, calculated at an annual rate based on the average daily net assets of the funds, in the following amounts:


FUND                                                       ASSETS                FEE
---------------------------------------------  -------------------------------  ------

Comstock GVIT Value Fund                       up to $50 million                 0.35%
                                               50 million up to $250 million     0.30%
                                               250 million up to $500            0.25%
                                               million                           0.20%
                                               500 million and more
Federated GVIT High Income Bond Fund           up to $50 million                 0.40%
                                               50 million up to $250 million,    0.25%
                                               250 million up to $500            0.20%
                                               million,                          0.15%
                                               500 million and more.
Gartmore GVIT Worldwide Leaders Fund           up to $50 million                 0.60%
                                               $ 50 million and more             0.55%

Dreyfus GVIT Mid Cap Index Fund                up to $250 million,               0.10%
                                               250 million up to $500            0.09%
                                               million,                          0.08%
                                               500 million up to $750            0.07%
                                               million,                          0.05%
                                               750 million up to $1 billion,
                                               $ 1 billion and more.
J. P. Morgan GVIT Balanced Fund                up to $100 million                0.35%
                                               100 million and more              0.30%

Van Kampen GVIT Multi Sector Bond Fund         up to $200 million                0.30%
                                               200 million and more              0.25%

GVIT Small Cap Value Fund                      up to $200 million                0.50%
                                               200 million and more              0.45%

GVIT Small Cap Growth Fund                     All assets                        0.60%

Nationwide Strategic Value Fund                up to $500 million                0.50%
                                               500 million and more              0.45%

GVIT Small Company Fund                        All assets                        0.60%

Turner GVIT Growth Focus Fund(1)               up to $500 million                0.55%
                                               500 million up to $2 billion      0.45%


                                       93

FUND                                                       ASSETS                FEE
---------------------------------------------  -------------------------------  ------
                                               $  2 billion and more             0.40%

GVIT Equity 500 Index Fund                     up to $200 million                0.025%
                                               200 million up to $700            0.02%
                                               million                           0.015%
                                               700 million and more

Dreyfus GVIT International Value Fund          up to $500 million                0.375%
                                               500 million and more              0.30%

Gartmore GVIT Emerging Markets Fund            All assets                        0.575%
Gartmore GVIT Global Small Companies Fund
Gartmore GVIT Developing Markets Fund

Gartmore GVIT International Growth,            All assets                        0.50%
Gartmore GVIT Global Leaders Fund,
Gartmore GVIT European Leaders Fund,
Gartmore GVIT OTC Fund,
Gartmore GVIT Asia Pacific Leaders Fund and
Gartmore GVIT Global Financial Services Fund

Gartmore GVIT Global Utilities                 All assets                        0.40%
Fund

---------------
1 The subadvisory fee at each breakpoint is a base subadvisory fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay lower fees. For a further description of the fee, see below.

The following table sets forth the amount GMF(1) or GGAMT paid to the Subadvisers for the fiscal years ended December 31, 2002, 2001 and 2000:

                                                        YEAR ENDED DECEMBER 31,
FUND                                             2002            2001               2000
--------------------------------------------  -----------  -----------------  ----------------
Comstock GVIT Value Fund                      $   167,461  $      212,251(1)  $     174,893(1)
Federated GVIT High Income Bond Fund              417,985           322,188           249,200
Gartmore GVIT Worldwide Leaders Fund              278,221         432,927(2)        438,800(2)
Dreyfus GVIT Mid Cap Index Fund                   292,941           192,350            64,320
J. P. Morgan GVIT Balanced Fund                   493,986           445,322         326,613(3)
Van Kampen GVIT Multi Sector Bond Fund            564,919           471,808         303,984(4)
GVIT Small Cap Value Fund                       2,726,223         2,282,791           999,500
GVIT Small Cap Growth Fund                        627,712         663,062(4)        365,621(4)
Nationwide Strategic Value Fund                    89,330         121,764(5)        114,142(5)
Gartmore GVIT Mid Cap Growth Fund                 651,827           969,215         1,058,731
GVIT Small Company Fund                         3,610,230       4,257,790(6)  4,307,794(6),(7)
-----------------------


                                       95

Turner GVIT Growth Focus Fund                      43,514          89,938(8)        0(9), (10)
Gartmore GVIT Emerging Markets Fund               126,888         50,032(11)               N/A
Gartmore GVIT International Growth Fund            45,388         44,642(11)                0
Gartmore GVIT Global Financial Services Fund       21,737            576(12)               N/A
Gartmore GVIT Global Utilities Fund                11,760            456(12)               N/A
Dreyfus GVIT International Value Fund             250,250(13)    270,144(13)       312,435(13)
GVIT Equity 500 Index Fund                         65,567(13)     76,805(13)     58,900(13,14)


1 Prior to May 1, 2002, Federated was subadviser to the Fund. As a result, these fees were paid to Federated.
2 Prior to January 2, 2002, J.P. Morgan was the Fund's subadviser. As a result, these fees were paid to J.P. Morgan.
3 Prior to May 1, 2000, Salomon Brothers Asset Management Inc. ("SBAM") was the Fund's subadviser. As a result, these fees include amounts paid to SBAM.
4 Prior to May 1, 2002, MSI acted as a subadviser to the Fund. As a result, these fees include amounts paid to MSI. Prior to October 1, 2000, Franklin Advisers, Inc. acted as a subadviser for the Fund. As a result, these fees include amounts paid to Franklin.
5 Prior to March 12, 2001, Strong had previously subcontracted with Schaefer Capital Management, Inc. ("Schaefer") to act as the subadviser to the Fund. Effective March 12, 2001, Strong assumed Schaefer Capital's subadviser duties. For the years ended December 31, 2000, 2001 (until March 12, 2001), Strong paid Schaefer subadvisory fees out of the amount it received.
6 Lazard Asset Management ("Lazard") served as a subadviser to the Fund until August 14, 2001. As a result, these fees include amounts paid to Lazard.
7 Prior to May 1, 2000, Credit Suisse Asset Management, LLC ("Credit Suisse") served as a subadviser to the Fund. As a result, these fees include amounts paid to Credit Suisse.
8    With  total  reimbursements  in  the  amount  of  $67,618.
9    Net  of  waivers  in  the  amount  of  $16,503.
10   The  Fund  commenced  operations  on  June  30,  2000.
11   The  Fund  commenced  operations  on  August  30,  2000.
12   The  Fund  commenced  operations  on  December  18,  2001.
13   Fees  paid by the Fund's predecessor to its predecessor investment adviser.
14. Fees paid by the Fund's predecessor investment adviser for the period February 7, 2000 through December 31, 2000.

The  remaining  Funds  had  not  commenced  operations  as of December 31, 2002.

SUBADVISER  PERFORMANCE  FEE  -  TURNER  GVIT  GROWTH  FOCUS  FUND

     For the subadvisory services it provides to the Fund, Turner receives a base subadvisory fee that may be adjusted if a Fund out- or under-performs a stated benchmark. Set forth below is information about the subadvisory fee arrangements of the Fund between Turner and GMF:

FUND     BENCHMARK    REQUIRED EXCESS   BASE ADVISORY         HIGHEST POSSIBLE   LOWEST POSSIBLE
------  ------------  PERFORMANCE       FEE                   ADVISORY FEE AT   ADVISORY FEE AT
                      ----------------  EACH BREAK POINT      EACH BREAK POINT  -----------------
                                        --------------------  -----------------

Turner  Russell 1000             12.0%  0.55% for assets                  0.77%             0.33%
GVIT    Growth Index                    up to $500 million,
Growth

Focus
Fund
                                        0.45% for assets                  0.63%             0.27%
                                        of $500 million
                                        and more but less
                                        than $2 billion,

                                        0.40% for assets of               0.56%             0.24%
                                        $ 2 billion and more

     In the event that the Fund over-or-underperforms its benchmark by less than 12% over a 36-month period, no adjustment will take place and Turner will receive the applicable base fee. These performance-based fees will be paid from the investment advisory fees received by GMF and will be subject to the same conditions.

CONSIDERATION  OF  INVESTMENT  ADVISORY  AGREEMENTS

     In determining whether it was appropriate to approve the Investment Advisory Agreements between each Adviser and the Trust, on behalf of each Fund, the Board received extensive information, provided by the Advisers, that the Board believed to be reasonably necessary to conduct its review. The Board carefully evaluated this information, and was advised with respect to its deliberations by legal counsel to the Trust, and the trustees who are not interested persons were also advised by their own independent legal counsel. The Trustees decided to approve the Investment Advisory Agreements on the basis of the following considerations, among others:

     - The investment advisory fee payable to each Adviser under its Investment Advisory Agreement, the anticipated costs to the Adviser of providing these services, the profitability of each Adviser's relationship with the Funds that it advises (particularly under recent volatile market conditions), the level of reimbursements being made by and Adviser and the anticipated duration of such reimbursements, and the comparability of the fee to fees paid by other similar investment companies.

     - The nature, quality and extent of the investment advisory services expected to be provided by the Adviser to each of the Funds it advises and such Funds' historic performance and the comparability of such Funds' performance to the performance of similar investment companies.

     - The overall quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Advisers. - Any ancillary benefits to the Advisers, including soft dollars received by such Advisers.

     In light of the above considerations and such other factors and information it considered relevant, the Board unanimously determined that the Investment Advisory Agreements should be continued for each of the Funds and that the compensation payable under such Investment Advisory Agreements is fair and reasonable with respect to each such Fund.

     With respect to the addition of new Funds to the Investment Advisory Agreements, the Board has considered similar information, omitting, however, unavailable Fund profitability information and historic Fund performance information.

DISTRIBUTOR

     Gartmore Distribution Services, Inc. ("GDSI") serves as underwriter for each of the Funds of the Trust in the continuous distribution of their shares pursuant to a Underwriting Agreement dated as of October 1, 2002 (the "Underwriting Agreement"). Prior to October 1, 2002, Nationwide Securities, Inc. was the underwriter for the Funds. Unless otherwise terminated, the Underwriting Agreement will continue in effect for the initial term and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. GDSI, located at 1200 River Road, Conshohocken, PA 19428, is a wholly-owned subsidiary of Gartmore Global Asset Management, Inc., which is a wholly-owner subsidiary of Nationwide Corporation The following entities or people are affiliates of the Trust and are also affiliates of GDSI:

     Gartmore Mutual Fund Capital Trust
     Gartmore Global Asset Management Trust
     Gartmore Global Partners
     Nationwide Life Insurance Company
     Nationwide Life and Annuity Insurance Company
     Nationwide Financial Services, Inc.
     Nationwide Corporation
     Nationwide Mutual Insurance Company
     Paul Hondros
     Gerald Holland
     Eric Miller

     In its capacity as Distributor, GDSI solicits orders for the sale of shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. GDSI receives no compensation under the Underwriting Agreement with the Trust.

DISTRIBUTION PLAN

     The Trust, with respect to certain shares of certain Funds, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits such Funds to compensate GDSI, as the Funds' distributor, for expenses associated with the distribution of such Funds' Class II shares or all of the shares in the case of the Gartmore GVIT Investor Destinations Funds and Gartmore GVIT Money Market Fund II. Although actual distribution expenses may be more or less, such Funds, or the applicable class, as indicated below, pay GDSI an annual fee under the Plan, regardless of expenses, in annual amount that will not exceed the following amounts:

Gartmore GVIT Nationwide Fund                          0.25% of the average daily
Gartmore GVIT International Growth Fund                net assets of Class II shares
Gartmore GVIT Global Technology                        of each Fund, all of which
        and Communications Fund                        will be considered a
Gartmore GVIT Emerging Markets Fund                    distribution fee.
Gartmore GVIT Global Health Sciences Fund
GVIT Small Cap Growth Fund
GVIT Small Company Fund
Gartmore GVIT Mid Cap Growth Fund
Comstock GVIT Value Fund
Turner GVIT Growth Focus Fund
Dreyfus GVIT Mid Cap Index Fund
GVIT Small Cap Value Fund
Gartmore GVIT Worldwide Leaders Fund
Gartmore GVIT Government Bond Fund
Gartmore GVIT European Leaders Fund
Gartmore GVIT Nationwide Leaders Fund
Gartmore GVIT U.S. Growth Leaders Fund
Gartmore GVIT Asia Pacific Leaders Fund
Gartmore GVIT Global Financial Services Fund
Gartmore GVIT Global Utilities Fund
GVIT Equity 500 Index Fund
Dreyfus GVIT International Value Fund
Gartmore GVIT Developing Markets Fund

Gartmore GVIT Investor Destinations                    0.25% of the average daily
    Aggressive Fund                                    net assets of shares of each
Gartmore GVIT Investor Destinations                    Fund, all of which will be
    Moderately Fund Aggressive Fund                    considered a distribution fee.
Gartmore GVIT Investor Destinations Moderate Fund
Gartmore GVIT Investor Destinations Moderately
    Conservative Fund
Gartmore GVIT Investor Destinations Conservative Fund
Gartmore GVIT Money Market Fund II

     During the fiscal year ended December 31, 2002, GDSI earned the following distribution fees under the Plan(1):

----------------------------------------------------------------  ----------
FUND                                                              FEES PAID
----------------------------------------------------------------  ----------

Comstock GVIT Value Fund                                          NA
----------------------------------------------------------------  ----------
Dreyfus GVIT Mid Cap Index Fund                                   $      842
----------------------------------------------------------------  ----------
Gartmore GVIT Emerging Markets Fund                               $      852
----------------------------------------------------------------  ----------
Gartmore GVIT Global Financial Services Fund                      NA
----------------------------------------------------------------  ----------
Gartmore GVIT Global Health Sciences Fund                         NA
----------------------------------------------------------------  ----------
Gartmore GVIT Global Technology and Communications Fund           NA
----------------------------------------------------------------  ----------
Gartmore GVIT Global Utilities Fund                               NA
----------------------------------------------------------------  ----------
Gartmore GVIT Government Bond Fund                                $    4,854
----------------------------------------------------------------  ----------
Gartmore GVIT International Growth Fund                           NA
----------------------------------------------------------------  ----------
Gartmore GVIT Investor Destinations Aggressive Fund               $   18,394
----------------------------------------------------------------  ----------
Gartmore GVIT Investor Destinations Moderately Aggressive Fund    $   66,407
----------------------------------------------------------------  ----------
Gartmore GVIT Investor Destinations Moderate Fund                 $  143,627
----------------------------------------------------------------  ----------
Gartmore GVIT Investor Destinations Moderately Conservative Fund  $   86,076
----------------------------------------------------------------  ----------
Gartmore GVIT Investor Destinations Conservative Fund             $   87,651
----------------------------------------------------------------  ----------
Gartmore GVIT Mid Cap Growth Fund                                 NA
----------------------------------------------------------------  ----------
Gartmore GVIT Money Market Fund II                                $  150,774
----------------------------------------------------------------  ----------
Gartmore GVIT Nationwide Fund                                     $      410
----------------------------------------------------------------  ----------
Gartmore GVIT Nationwide Leaders Fund                             NA
----------------------------------------------------------------  ----------
Gartmore GVIT U.S. Growth Leaders Fund                            NA
----------------------------------------------------------------  ----------
Gartmore GVIT Worldwide Leaders Fund                              NA
----------------------------------------------------------------  ----------
Gartmore GVIT Small Company Fund                                  $    2,028
----------------------------------------------------------------  ----------
Gartmore GVIT Small Cap Growth Fund                               $    1,390
----------------------------------------------------------------  ----------
Gartmore GVIT Small Cap Value Fund                                $      984
----------------------------------------------------------------  ----------
Turner GVIT Growth Focus Fund                                     NA
----------------------------------------------------------------  ----------

1 The other Funds of the Trust for which GDSI acted as distributor either have not adopted a Distribution Plan or had not commenced operations as of December 31, 2002.

     As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 1, 2001. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

     The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

     GDSI may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above.

     The  Trust  has  been  informed  by  GDSI that during the fiscal year ended
December 31, 2002, the following expenditures were made using the 12b-1 fees received by the Distributor with respect to the Funds(1):

-----------------------------------------------------------  ------------  --------------
FUND                                                          PROSPECTUS      BROKER-
                                                              PROSPECTUS       DEALER
                                                              PRINTING &    COMPENSATION
                                                              MAILING(2)     & COSTS(3)
-----------------------------------------------------------  ------------  --------------
Comstock GVIT Value Fund                                     $         0   $           0
-----------------------------------------------------------  ------------  --------------
Dreyfus GVIT Mid Cap Index Fund                                    (5.69)         848.31
-----------------------------------------------------------  ------------  --------------
Gartmore GVIT Emerging Markets Fund                                36.37          815.63
-----------------------------------------------------------  ------------  --------------
Gartmore GVIT Global Financial Services Fund                           0               0
-----------------------------------------------------------  ------------  --------------
Gartmore GVIT Global Health Sciences Fund                              0               0
-----------------------------------------------------------  ------------  --------------
Gartmore GVIT Global Technology and Communications Fund                0               0
-----------------------------------------------------------  ------------  --------------
Gartmore GVIT Global Utilities Fund                                    0               0
-----------------------------------------------------------  ------------  --------------
Gartmore GVIT Government Bond Fund                                708.68         4145.32
-----------------------------------------------------------  ------------  --------------
Gartmore GVIT International Growth Fund                                0               0
-----------------------------------------------------------  ------------  --------------
Gartmore GVIT Investor Destinations Aggressive Fund               920.27       17,473.73
-----------------------------------------------------------  ------------  --------------
Gartmore GVIT Investor Destinations Moderately Aggressive
  Fund                                                            565.24       65,841.76
-----------------------------------------------------------  ------------  --------------
Gartmore GVIT Investor Destinations Moderate Fund                (310.14)     143,937.14
-----------------------------------------------------------  ------------  --------------
Gartmore GVIT Investor Destinations Moderately Conservative
  Fund                                                            341.58       85,734.42
-----------------------------------------------------------  ------------  --------------
Gartmore GVIT Investor Destinations Conservative Fund             463.00       87,188.00
-----------------------------------------------------------  ------------  --------------
Gartmore GVIT Mid Cap Growth Fund                                      0               0
-----------------------------------------------------------  ------------  --------------
Gartmore GVIT Money Market Fund II                             11,688.14      139,085.86
-----------------------------------------------------------  ------------  --------------
Gartmore GVIT Nationwide Fund                                      80.83          329.17
-----------------------------------------------------------  ------------  --------------
Gartmore GVIT Nationwide Leaders Fund                                  0               0
-----------------------------------------------------------  ------------  --------------
Gartmore GVIT U.S. Growth Leaders Fund                                 0               0
-----------------------------------------------------------  ------------  --------------
Gartmore GVIT Worldwide Leaders Fund                                   0               0
-----------------------------------------------------------  ------------  --------------
Gartmore GVIT Small Company Fund                                  (22.56)       2,050.56
-----------------------------------------------------------  ------------  --------------


                                      101

-----------------------------------------------------------  ------------  --------------
FUND                                                          PROSPECTUS      BROKER-
                                                              PROSPECTUS       DEALER
                                                              PRINTING &    COMPENSATION
                                                              MAILING(2)     & COSTS(3)
-----------------------------------------------------------  ------------  --------------

Gartmore GVIT Small Cap Growth Fund                               (14.82)       1,404.82
-----------------------------------------------------------  ------------  --------------
Gartmore GVIT Small Cap Value Fund                                (10.12)         994.12
-----------------------------------------------------------  ------------  --------------
Turner GVIT Growth Focus Fund                                          0               0
-----------------------------------------------------------  ------------  --------------

---------------
1 The other Funds of the Trust for which GDSI acted as distributor either have not adopted a Distribution Plan or had not commenced operations as of December 31, 2002.
2 Printing and/or mailing of prospectuses to other than current Fund shareholders.
3 Broker-dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of GDSI and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.

A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to "Broker-Dealer Compensation and Costs" on "Printing and Mailing" of a prospectus which covers multiple Funds, however, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.

FUND  ADMINISTRATION  AND  TRANSFER  AGENCY  SERVICES

     Under the terms of a Fund Administration Agreement, GSA provides for various administrative and accounting services to the Funds, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. Gartmore Investor Services, Inc. ("GISI"), a wholly owned subsidiary of GSA, serves as transfer agent and dividend disbursing agent for each of the Funds. Both GSA and GISI are located at 1200 River Road, Conshohocken, Pennsylvania 19428. Beginning December 1, 2001, for the fund administration and transfer agency services, each Fund pays GSA a combined annual fee based on the Trust's average daily net assets according to the following schedule:

                                            AGGREGATE TRUST FEE
ASSET LEVEL*                            AS A PERCENTAGE OF NET ASSETS
--------------------------------------  ------------------------------

         up to $1 billion                                       0.13%
1 billion and more up to $3 billion                             0.08%
3 billion and more up to $8 billion                             0.05%
8 billion and more up to $10 billion                            0.04%
10 billion and more up to $12 billion                           0.02%
         12 billion or more                                     0.01%

---------------
* The assets of each of the GVIT Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The GVIT Investor Destinations Funds do not pay any part of this fee.

     GSA pays GISI from these fees for its services as the Trust's transfer and dividend disbursing agent.

          During the fiscal year ended December 31, 2002 and the period from December 1, 2001 to December 31, 2001, GSA earned combined fund administration and transfer agency fees from the Funds as follows:

-----------------------------------------------------------------  -----------  ----------
                                                                                  PERIOD
                                                                                  ENDED
                                                                                 DECEMBER
                                                                      2002         2001
FUND                                                                 EARNED      EARNED*
-----------------------------------------------------------------  -----------  ----------

Comstock GVIT Value Fund                                           $   32,735   $   2,881
-----------------------------------------------------------------  -----------  ----------
Dreyfus GVIT Mid Cap Index Fund                                       201,480      13,221
-----------------------------------------------------------------  -----------  ----------
Federated GVIT High Income Bond Fund                                  128,782       6,243
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Emerging Markets Fund                                    18,585         849
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Global Financial Services Fund                            5,391        75(1)
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Global Health Sciences Fund                               5,747         139
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Global Technology and Communications Fund                10,218         875
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Global Utilities Fund                                     5,050         741
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Government Bond Fund                                  1,073,440      71,439
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Growth Fund                                             178,456      19,748
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT International Growth Fund                                14,532         484
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Investor Destinations Aggressive Fund                       N/A       N/A(2)
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Investor Destinations Moderately Aggressive Fund            N/A       N/A(2)
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Investor Destinations Moderate Fund                         N/A       N/A(2)
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Investor Destinations Moderately Conservative Fund          N/A       N/A(2)
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Investor Destinations Conservative Fund                     N/A       N/A(2)
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Mid Cap Growth Fund                                      87,763       9,291
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Money Market Fund                                     1,874,325     162,281
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Money Market Fund II                                     39,083     1,804(3)
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Nationwide Fund                                         966,598      91,431
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Nationwide Leaders Fund                                   6,031   $    25(3)
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT U.S. Growth Leaders Fund                                  4,699        75(3)
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Worldwide Leaders Fund                                   33,143       3,880
-----------------------------------------------------------------  -----------  ----------
GVIT Small Company Fund                                               455,495      39,879
-----------------------------------------------------------------  -----------  ----------
GVIT Small Cap Growth Fund                                             80,388       7,207
-----------------------------------------------------------------  -----------  ----------
GVIT Small Cap Value Fund                                             393,726      35,615
-----------------------------------------------------------------  -----------  ----------
J.P. Morgan GVIT Balanced Fund                                        126,522       8,137
-----------------------------------------------------------------  -----------  ----------
Nationwide GVIT Strategic Value Fund                                   13,926       1,231
-----------------------------------------------------------------  -----------  ----------
Turner GVIT Growth Focus Fund                                           7,046       1,034
-----------------------------------------------------------------  -----------  ----------
Van Kampen GVIT Multi Sector Bond Fund                                164,653       9,645
-----------------------------------------------------------------  -----------  ----------
Dreyfus GVIT International Value Fund                                88,788(4)        N/A
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Asia Pacific Leaders Fund(X)                                N/A         N/A
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Developing Markets Fund(X)                                  N/A         N/A
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT European Leaders Fund(X)                                    N/A         N/A
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Global Leaders Fund(X)                                      N/A         N/A
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT Global Small Companies Fund(X)                              N/A         N/A
-----------------------------------------------------------------  -----------  ----------
Gartmore GVIT OTC Fund(X)                                                 N/A         N/A
-----------------------------------------------------------------  -----------  ----------
GVIT Equity 500 Index Fund(X)                                       373,277(5)        N/A
-----------------------------------------------------------------  -----------  ----------

* Reflect the net amount of fees received after all applicable waivers. As noted above, fund administration and transfer agency fees were combined effective December 1, 2001. The numbers for 2001 reflect combined fund administration and transfer agency fees from December 1, 2001 through December 31, 2001.
1    The  Funds  commenced  operations  on  December  28,  2001
2    The  Funds  commenced  operations  on  December  12,  2001.
3    The  Funds  commenced  operations  on  December  31,  2001.
4    Reflects  the  amount  of  fees  received  paid  by the Fund's predecessor.
5    Reflects  the  amount  of  fees  received  from  the  Fund's  predecessor.
X    As  of  December  31,  2002,  the  Funds  had not yet commenced operations.

     For the period of January 1, 2001 through November 30, 2001 and the fiscal year ended December 31, 2000, GSI earned the following, under the previous fee schedule, for fund administration services it provided:

                                                 2001
                                                EARNED
                                               (1/1/01-     2001      2000     2000
FUND                                          11/30/01)*   WAIVED   EARNED*   WAIVED
--------------------------------------------  -----------  -------  --------  -------
Gartmore GVIT Nationwide Leaders Fund(1)      $        --  $    --  $    ---  $   ---
Gartmore GVIT U.S. Growth Leaders Fund(1)             N/A      N/A       N/A      N/A
Gartmore GVIT Worldwide Leaders Fund               47,751      ---    52,667      ---
Gartmore GVIT International Growth Fund(2)         68,630      ---         0   25,000
Gartmore GVIT Emerging Markets Fund(2)             68,630      ---     5,601   19,399
Gartmore GVIT Global Technology
   and Communications Fund(3)                      68,630      ---         0   37,295
Gartmore GVIT Global Financial
   Services Fund(4)                                   N/A      N/A       N/A      N/A
Gartmore GVIT Global Utilities Fund(4)                N/A      N/A       N/A      N/A
Gartmore GVIT Global Health Sciences Fund(5)       68,630      ---         0      619
Gartmore GVIT Nationwide Fund                     742,343      ---   973,697      ---
Gartmore GVIT Growth Fund                         196,615      ---   422,949      ---
Gartmore GVIT Government Bond Fund                484,373      ---   377,378      ---
Gartmore GVIT Money Market Fund                 1,041,327      ---   881,362      ---
GVIT Small Cap Value Fund                         270,559      ---   140,913      ---
GVIT Small Company Fund                           380,420      ---   445,045      ---
GVIT Small Cap Growth Fund(6)                      70,506      ---    75,345      ---
Turner GVIT Growth Focus Fund(3)                   68,630      ---    37,295      ---
Comstock GVIT Value Fund                           35,405      ---    31,080      ---
Federated GVIT High Income Bond Fund               62,507      ---    48,777      ---
J.P. Morgan GVIT Balanced Fund                     83,503      ---    65,560      ---
Dreyfus GVIT Mid Cap Index Fund                   120,456      ---    45,025      ---
Gartmore GVIT Mid Cap Growth Fund                 125,606      ---   146,884      ---
Van Kampen GVIT Multi Sector Bond Fund             99,729      ---    67,855
Gartmore GVIT Money Market Fund II(1)              12,340      ---       N/A      N/A
Gartmore GVIT Investor Destinations
  Aggressive Fund(7)                                  N/A      N/A       N/A      N/A
Gartmore GVIT Investor Destinations
    Moderately Aggressive Fund(7)                     N/A      N/A       N/A      N/A
 artmore GVIT Investor Destinations
    Moderate Fund(7)                                  N/A      N/A       N/A      N/A
Gartmore GVIT Investor Destinations
  Moderately Conservative Fund(7)                     N/A      N/A       N/A      N/A
Gartmore GVIT Investor Destinations
  Conservative Fund(7)                                N/A      N/A       N/A      N/A


                                      104

Nationwide GVIT Strategic Value Fund               15,725      ---    15,980      ---
Gartmore GVIT Global Leaders Fund(X)                  N/A      N/A       N/A      N/A
Gartmore GVIT Global Small Companies Fund(X)          N/A      N/A       N/A      N/A
Gartmore GVIT OTC Fund(X)                             N/A      N/A       N/A      N/A
Gartmore GVIT European Leaders Fund(X)                N/A      N/A       N/A      N/A
Gartmore GVIT Asia Pacific Leaders Fund(X)            N/A      N/A       N/A      N/A
Gartmore GVIT Developing Markets Fund(X)              N/A      N/A       N/A      N/A
GVIT Equity 500 Index Fund(X)                         N/A      N/A       N/A      N/A
Dreyfus GVIT International Value Fund(X)              N/A      N/A       N/A      N/A

---------------
* Numbers reflect the net amount of fees received after all applicable waivers. As noted above, fund administration and transfer agency fees were combined effective December 1, 2001. The numbers for 2001 reflect fund administration fees from January 1, 2001 through November 30, 2001.
1    The Funds commenced operations on December 31, 2001.
2    The Funds commenced operations as of August 30, 2000.
3    The Funds commenced operations as of June 30, 2000.
4    The Funds commenced operations on December 28, 2001
5    The Fund commenced operations as of December 29, 2000.
6    The Fund commenced operations on May 1, 1999.
7    The Funds commenced operations on December 12, 2001.
X    The Funds have not yet commenced operations.

     For the period of January 1, 2001 through November 30, 2001 and the fiscal year ended December 31, 2000, GISI earned the following, under a previous fee schedule, for the transfer agency services it provided:

                                                                            2001
                                                                           EARNED*           2000
FUND                                                                 (1/1/01 - 11/30/01)    EARNED
-------------------------------------------------------------------  --------------------  --------
Gartmore GVIT Nationwide Leaders Fund(1)                             $               ---   $    ---
Gartmore GVIT U.S. Growth Leaders Fund(1)                                            N/A        N/A
Gartmore GVIT Worldwide Leaders Fund                                               6,819      7,523
Gartmore GVIT International Growth Fund(2)                                           819        320
Gartmore GVIT Emerging Markets Fund(2)                                               740        158
Gartmore GVIT Global Technology and Communications Fund(3)                         1,206        456
Gartmore GVIT Global Financial Services Fund(4)                                      N/A        N/A
Gartmore GVIT Global Utilities Fund(4)                                               N/A        N/A
Gartmore GVIT Global Health Sciences Fund(5)                                         206          2
Gartmore GVIT Nationwide Fund                                                    162,585    218,406
Gartmore GVIT Growth Fund                                                         39,302     84,652
Gartmore GVIT Government Bond Fund                                                98,683     75,470
Gartmore GVIT Money Market Fund                                                  237,232    195,325
GVIT Small Cap Value Fund                                                         44,312     20,191
GVIT Small Company Fund                                                           67,196     71,788
GVIT Small Cap Growth Fund                                                         9,571      6,093


                                      105

                                                                            2001
                                                                           EARNED*           2000
FUND                                                                 (1/1/01 - 11/30/01)    EARNED
-------------------------------------------------------------------  --------------------  --------
Turner GVIT Growth Focus Fund(3)                                                     915        183
Comstock GVIT Value Fund                                                           5,056      4,440
Federated GVIT High Income Bond Fund                                               8,925      6,967
J.P. Morgan GVIT Balanced Fund                                                    11,923      9,365
Dreyfus GVIT Mid Cap Index Fund                                                   17,199      6,431
Gartmore GVIT Mid Cap Growth Fund                                                 17,953     21,173
Van Kampen GVIT Multi Sector Bond Fund                                            14,240      9,693
Gartmore GVIT Money Market Fund II(6)                                                437        N/A
Gartmore GVIT Investor Destinations Aggressive Fund(7)                               N/A        N/A
Gartmore GVIT Investor Destinations Moderately Aggressive Fund(7)                    N/A        N/A
Gartmore GVIT Investor Destinations Moderate Fund(7)                                 N/A        N/A
Gartmore GVIT Investor Destinations Moderately Conservative Fund(7)                  N/A        N/A
Gartmore GVIT Investor Destinations Conservative Fund(7)                             N/A        N/A
Nationwide GVIT Strategic Value Fund                                               2,246      2,283
Gartmore GVIT Global Leaders Fund(X)                                                 N/A        N/A
Gartmore GVIT Global Small Companies Fund(X)                                         N/A        N/A
Gartmore GVIT OTC Fund(X)                                                            N/A        N/A
Gartmore GVIT European Leaders Fund(X)                                               N/A        N/A
Gartmore GVIT Asia Pacific Leaders Fund(X)                                           N/A        N/A
GVIT Equity 500 Index Fund(X)                                                        N/A        N/A
Dreyfus GVIT International Value Fund(X)                                             N/A        N/A

* Numbers reflect the net amount of fees received after all applicable waivers. As noted above, fund administration and transfer agency fees were combined effective December 1, 2001. The numbers for 2001 reflect transfer agency fees from January 1, 2001 through November 30, 2001.

1    The Funds commenced operations on December 31, 2001.
2    The Funds commenced operations as of August 30, 2000.
3    The Funds commenced operations as of June 30, 2000.
4    The Funds commenced operations on December 28, 2001
5    The Fund commenced operations as of December 29, 2000.
6    The Fund commenced operations on October 2, 2002.
7    The Funds commenced operations on December 12, 2001.
X    The Funds had not yet commenced operations.

SUB-ADMINISTRATION

     GSA has entered into a Services Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), and GISI has entered into a Sub-Transfer Agent Agreement with BISYS, effective November 1, 2001, to provide certain fund administration and transfer agency services for each of the Funds held beneficially by its customers. For these services, GSA pays BISYS an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

                                             AGGREGATE TRUST FEE
           ASSET LEVEL**                AS A PERCENTAGE OF NET ASSETS
--------------------------------------  ------------------------------
          up to $1 billion                                      0.10%
1 billion and more up to $3 billion                             0.05%
3 billion and more up to $8 billion                             0.04%
8 billion and more up to $10 billion                            0.02%
10 billion and more up to $12 billion                           0.01%
         12 billion or more                                    0.005%

--------------
** The assets of each of the GVIT Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The GVIT Investor Destinations Funds do not pay any part of this fee.

     For the period of January 1, 2001 through October 31, 2001 and the fiscal year ended December 31, 2000, BISYS earned (under a previous fee schedule) $6,228,787 and $6,385,351, respectively, for the sub-administration services it provided and $3,676,394 and $4,182,062 for the sub-transfer agency services it provided. Effective November 1, 2001, the sub-administration and sub-transfer agency fees were combined. For the period November 1,2001 to December 31, 2001 and the fiscal year ended December 31, 2002, BISYS earned $1,803,079 and $5,960,724 for the combined sub-administration and sub-transfer agency services it provided, respectively.

ADMINISTRATIVE  SERVICE  PLAN

     Under the terms of an Administrative Services Plan, each Fund is permitted to enter Servicing Agreements with servicing organizations who agree to provide certain administrative support services for the Funds. Such administrative support services include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

     As authorized by the Administrative Services Plan, the Trust has entered into a Servicing Agreement, effective July 1, 1999, pursuant to which Nationwide Financial Services, Inc. has agreed to provide certain administrative support services to the Funds held beneficially by its customers. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NSI) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class I, Class II and Class III shares of the Funds, the annual rate of up to 0.20% of the averate daily net assets of Class IV shares of the Funds and at the annual rate of up to 0.10% of the average daily net assets of the Class V shares held by customers of NFS or any such other entity.

     During the fiscal years ended December 31, 2002, 2001 and 2000, NFS and its affiliates earned $13,329,141, $12,276,973 and $11,053,480 in administrative services fees from the Funds.

CUSTODIAN

     JPMorgan Chase Bank, 4 New York Plaza, New York, NY 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custodian Agreement. The Custodian performs no managerial or policy making functions for the Funds.

LEGAL  COUNSEL

     Stradley Ronon Stevens & Young, LLP, 2600 Commerce Square, Philadelphia, PA 19103, serves as the Trust's legal counsel.

INDEPENDENT  ACCOUNTANTS

     PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as independent accountants for the Trust.

BROKERAGE  ALLOCATIONS

     A Fund's Adviser (or a Subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commission are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

     Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction, i.e., execution at the most favorable prices and in the most effective manner possible. "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Both the Advisers and the Subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

     Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to Adviser or a Subadviser. In placing orders with such broker-dealers, the

Adviser or Subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser or Subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser's or Subadviser's normal research activities or expenses.

     Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

     There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the adviser or Subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when the adviser or Subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

     In purchasing and selling investments for the Funds, it is the policy of each of the Advisers and Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possible difficult transactions in the future, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser or Subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser or Subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchase or sole; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

     The Advisers and each Subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934 that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic on modeling software, market data fees and historical market information. Any such research and other information provided by brokers to an Adviser or Subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the Advisers and Subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Advisers or a Subadviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. Subject to the policy of the Advisers and Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers, each also may consider the broker-dealer's sale of shares of any fund for which it serves as investment adviser, subadviser or administrator. For the fiscal year ended December 31, 2002, the clients (including the Funds) of all the affiliated advisers of Gartmore Global Investments, Inc. ("GGI"), including but not limited to GMF, GSA, GGAMT, and Gartmore Morley Capital Management, Inc., paid soft dollar commissions in the total amount of $4,379,309. GGI directs security transactions to brokers providing brokerage and research services to the benefit of all GGI clients, including the Funds.

     The following tables list the amount of brokerage commissions and the amount of transactions and related commissions paid to brokers providing research and other services to the subadvisers for the following periods:

                                   FOR THE YEAR ENDED DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------
                                                                          TRANSACTIONS RELATED TO
                                                                          -----------------------
                                                                      BROKERAGE OR RESEARCH SERVICES(1)
                                                                      ---------------------------------
FUND                                                   COMMISSION      $ AMOUNT           COMMISSION
----------------------------------------------------  ------------  ---------------  --------------------
Gartmore GVIT Nationwide Leaders Fund                 $    15,073   $     1,336,230  $              1,291
---------------------------------------------------------------------------------------------------------
Gartmore GVIT U.S. Growth Leaders Fund                    130,418        11,523,889                22,611
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Worldwide Leaders Fund                      914,776                --                    --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT International Growth Fund                   120,297                --                    --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Emerging Markets Fund                       263,189                --                    --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Global Technology
    and Communications Fund                               499,765        13,418,637                21,778
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Global Financial Services Fund               26,536                --                    --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Global Utilities Fund                        19,835                --                    --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Global Health Sciences Fund                 126,252         2,051,311                 2,377
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Nationwide Fund                           1,730,702       555,536,155               891,400
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Growth Fund                               1,933,071       290,351,726               492,625
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Government Bond Fund                              0                --                    --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Money Market Fund                                 0                --                    --
---------------------------------------------------------------------------------------------------------
GVIT Small Cap Value Fund                               4,607,990       199,477,200               358,019
---------------------------------------------------------------------------------------------------------
GVIT Small Company Fund                                 2,268,567        56,056,374               122,480
---------------------------------------------------------------------------------------------------------
GVIT Small Cap Growth Fund                                459,733                --                    --
---------------------------------------------------------------------------------------------------------
Turner GVIT Growth Focus Fund                             261,723                --                    --


                                      110

---------------------------------------------------------------------------------------------------------
Comstock GVIT Value Fund                                  242,669                --                    --
---------------------------------------------------------------------------------------------------------
Federated GVIT High Income Bond Fund                           22                --                    --
---------------------------------------------------------------------------------------------------------
J.P. Morgan GVIT Balanced Fund                            112,903                --                    --
---------------------------------------------------------------------------------------------------------
Dreyfus GVIT Mid Cap Index Fund                           118,807                --                    --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Mid Cap Growth Fund                       2,238,775                --                    --
---------------------------------------------------------------------------------------------------------
Van Kampen GVIT Multi Sector Bond Fund                        560                --                    --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Money Market Fund II                              0                --                    --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Investor Destinations Aggressive Fund             0                --                    --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Investor Destinations
---------------------------------------------------------------------------------------------------------
Moderately Aggressive Fund                                      0                --                    --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Investor Destinations
---------------------------------------------------------------------------------------------------------
Moderate Fund                                                   0                --                    --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Investor Destinations
---------------------------------------------------------------------------------------------------------
Moderately Conservative Fund                                    0                --                    --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Investor Destinations
---------------------------------------------------------------------------------------------------------
Conservative Fund                                               0                --                    --
---------------------------------------------------------------------------------------------------------
Nationwide GVIT Strategic Value Fund                       65,648                --                    --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Global Leaders Fund(X)                          N/A               N/A                   N/A
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Global Small Companies Fund(X)                  N/A               N/A                   N/A
---------------------------------------------------------------------------------------------------------
Gartmore GVIT OTC Fund(X)                                     N/A               N/A                   N/A
---------------------------------------------------------------------------------------------------------
Gartmore GVIT European Leaders Fund(X)                        N/A               N/A                   N/A
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Asia Pacific Leaders Fund(X)                    N/A               N/A                   N/A
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Developing Markets Fund(X)                      N/A               N/A                   N/A
---------------------------------------------------------------------------------------------------------

---------------
1 To the extent the Fund is managed by a subadviser, this information has been provided by the respective Fund's subadvisers, and the information is believed to be reliable, however, the Funds have not independently verified it.
X    The  Fund  has  not  yet  commenced  operations.

                               FOR THE YEAR ENDED DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------
                                                                             TRANSACTIONS RELATED TO
                                                                        ---------------------------------
                                                                        BROKERAGE OR RESEARCH SERVICES(1)
                                                                        ---------------------------------
FUND                                                      COMMISSION          $ AMOUNT        COMMISSION
-----------------------------------------------------  ----------------  -------------------  -----------

Gartmore GVIT Nationwide Leaders Fund(2)               $            488  $                    $
---------------------------------------------------------------------------------------------------------
Gartmore GVIT U.S. Growth Leaders Fund(2)                         1,630                   --           --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Worldwide Leaders Fund                            279,537                   --           --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT International Growth Fund                          99,551                   --           --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Emerging Markets Fund                              72,797                   --           --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Global Technology
    and Communications Fund                                     145,558            3,399,892        5,993
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Global Financial Services Fund(3)                   2,449                   --           --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Global Utilities Fund(3)                            3,520                   --           --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Global Health Sciences Fund                        21,697            1,673,320        1,942
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Nationwide Fund                                 2,615,444          578,826,967      851,570
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Growth Fund                                     1,685,987          306,190,755      452,943
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Government Bond Fund                                    0                   --           --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Money Market Fund                                       0                   --           --
---------------------------------------------------------------------------------------------------------
GVIT Small Cap Value Fund                                     2,996,661           66,454,430      212,029
---------------------------------------------------------------------------------------------------------
GVIT Small Company Fund                                       2,122,835          724,349,996    2,335,097
---------------------------------------------------------------------------------------------------------
GVIT Small Cap Growth Fund                                      198,124          156,978,470      282,170
---------------------------------------------------------------------------------------------------------
Turner GVIT Growth Focus Fund                                   221,687            2,408,070        1,960
---------------------------------------------------------------------------------------------------------
Comstock GVIT Value Fund                                         96,410           16,225,687       20,966
---------------------------------------------------------------------------------------------------------
Federated GVIT High Income Bond Fund                                267                   --           --
---------------------------------------------------------------------------------------------------------
J.P. Morgan GVIT Balanced Fund                                   82,493                   --           --
---------------------------------------------------------------------------------------------------------
Dreyfus GVIT Mid Cap Index Fund                                  65,724                   --           --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Mid Cap Growth Fund                             2,347,489        2,429,578,645    4,107,903
---------------------------------------------------------------------------------------------------------
Van Kampen GVIT Multi Sector Bond Fund                                0                   --           --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Money Market Fund II(4)                                 0                   --           --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Investor DestinationsAggressive Fund(5)                 0                   --           --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Moderately Aggressive Fund(5)                                         0                   --           --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Moderate Fund(5)                                                      0                   --           --
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Moderately Conservative Fund(5)                                       0                   --           --


                                      112

---------------------------------------------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Conservative Fund(5)                                                  0                   --           --
---------------------------------------------------------------------------------------------------------
Nationwide GVIT Strategic Value Fund                            127,268           70,797,569      166,397
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Global Leaders Fund(X)                                N/A                  N/A          N/A
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Global Small Companies Fund(X)                        N/A                  N/A          N/A
---------------------------------------------------------------------------------------------------------
Gartmore GVIT OTC Fund(X)                                           N/A                  N/A          N/A
---------------------------------------------------------------------------------------------------------
Gartmore GVIT European Leaders Fund(X)                              N/A                  N/A          N/A
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Asia Pacific Leaders Fund(X)                          N/A                  N/A          N/A
---------------------------------------------------------------------------------------------------------
GVIT Equity 500 Index Fund(X)                                       N/A                  N/A          N/A
---------------------------------------------------------------------------------------------------------
Dreyfus GVIT International Value Fund(X)                            N/A                  N/A          N/A
---------------------------------------------------------------------------------------------------------
Gartmore GVIT Developing Markets Fund(X)                            N/A                  N/A          N/A
---------------------------------------------------------------------------------------------------------

---------------
1 To the extent the Fund is managed by a subadviser, this information has been provided by the respective Fund's subadvisers, and the information is believed to be reliable, however, the Funds have not independently verified it.
2    The  Funds  commenced  operations  as  of  December  31,  2001.
3    The  Funds  commenced  operations  as  of  December  28,  2001.
4    The  Funds  commenced  operations  as  of  October  2,  2001.
5    The  Funds  commenced  operations  as  of  December  12,  2001.
X    The  Fund  had  not  yet  commenced  operations  as  of  December 31, 2001.


                                FOR THE YEAR ENDED DECEMBER 31, 2000
----------------------------------------------------------------------------------------------------
                                                                         TRANSACTIONS RELATED TO
                                                                     -------------------------------
                                                                     BROKERAGE OR RESEARCH SERVICES(1)
                                                                     -------------------------------
FUND                                                 COMMISSION           $ AMOUNT       COMMISSION
------------------------------------------------  -----------------  ------------------  -----------

Gartmore GVIT Mid Cap Growth Fund                 $       3,333,396  $      363,014,518  $   323,019
----------------------------------------------------------------------------------------------------
Nationwide GVIT Strategic Value Fund                         72,533           7,548,638       13,061
----------------------------------------------------------------------------------------------------
Comstock GVIT Value Fund                                     50,307                  --           --
----------------------------------------------------------------------------------------------------
Federated GVIT High Income Bond Fund                              0                  --           --
----------------------------------------------------------------------------------------------------
J.P. Morgan GVIT Balanced Fund                              119,026                  --           --
----------------------------------------------------------------------------------------------------
Van Kampen GVIT Multi Sector Bond Fund                            0                  --           --
----------------------------------------------------------------------------------------------------
GVIT Small Cap Value Fund                                         0         104,206,444      336,125
----------------------------------------------------------------------------------------------------
Gartmore GVIT Worldwide Leaders Fund                        343,746                  --           --
----------------------------------------------------------------------------------------------------
Dreyfus GVIT Mid Cap Index Fund                             123,246                  --           --
----------------------------------------------------------------------------------------------------
GVIT Small Cap Growth Fund                                  156,285                  --           --
----------------------------------------------------------------------------------------------------
GVIT Small Company Fund(2)                                2,281,254         182,649,855      280,636
----------------------------------------------------------------------------------------------------
Nationwide Income Fund                                            0                  --           --
----------------------------------------------------------------------------------------------------
Gartmore GVIT Nationwide Fund(2)                          5,658,548                  --           --
----------------------------------------------------------------------------------------------------


                                      113

Gartmore GVIT Growth Fund(2)                              1,930,966                  --           --
----------------------------------------------------------------------------------------------------
Gartmore GVIT Government Bond Fund                                0                  --           --
----------------------------------------------------------------------------------------------------
Turner GVIT Growth Focus Fund(3)                             62,510               3,295        5,000
----------------------------------------------------------------------------------------------------
Gartmore GVIT Global Technology
    and Communications Fund(2),( )3                          30,950                  --           --
----------------------------------------------------------------------------------------------------
Gartmore GVIT Global Health Sciences Fund(2),(4)              2,030                  --           --
----------------------------------------------------------------------------------------------------
Gartmore GVIT Emerging Markets Fund(2), (5)                  14,279                  --           --
----------------------------------------------------------------------------------------------------
Gartmore GVIT International Growth Fund(2), (5)              34,401                  --           --
----------------------------------------------------------------------------------------------------
Gartmore GVIT Global Leaders Fund(6)                           N/A                  N/A          N/A
----------------------------------------------------------------------------------------------------
Gartmore GVIT European Growth Fund(6)                          N/A                  N/A          N/A
----------------------------------------------------------------------------------------------------
Gartmore GVIT Global Small Companies Fund(6)                   N/A                  N/A          N/A
----------------------------------------------------------------------------------------------------
Gartmore GVIT OTC Fund(6)                                      N/A                  N/A          N/A

---------------
1 To the extent the Fund is managed by a subadviser, this information has been provided by the respective Fund's subadvisers, a
2 For the fiscal year ended December 31, 2000, all the affiliated advisers of Gartmore Global Investments for both Gartmore Var
3    The  Funds  commenced  operations  as  of  June  30,  2000.
4    The  Fund  commenced  operations  as  of  December  29,  2000.
5    The  Funds  commenced  operations  as  of  August  30,  2000.
6    The  Fund  had  not  yet  commenced  operations.

     Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of s Certain of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducte The following table lists the amount of brokerage commissions paid to affiliated brokers:

     Certain of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Fund. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

     The following table lists the amount of brokerage commissions paid to affiliated brokers:

-------------------------------------------------------------------
                                                COMMISSIONS
-------------------------------------------------------------------
FUND                       BROKER          2002     2001     2000
-------------------------------------------------------------------

GVIT Small          Neuberger & Berman    $14,458  $35,755  $65,527
   Company Fund
-------------------------------------------------------------------
GVIT Small Cap      Neuberger & Berman    $25,742  $18,703  $ 6,355
   Growth Fund
-------------------------------------------------------------------
Dreyfus GVIT Mid    Mellon Bank           $ 2,729  $ 5,661  $   566
   Cap Index Fund
-------------------------------------------------------------------
J.P. Morgan GVIT    Salomon Smith Barney  $ 7,178  $ 6,114  $   ---
     Balanced Fund
-------------------------------------------------------------------
GVIT Small          Lazard Freres         $   ---  $   920  $   ---
   Company Fund
-------------------------------------------------------------------

     During the year ended December 31, 2002, commissions paid by the GVIT Small Company Fund to Neuberger & Berman represented 0.64% of total commissions paid by the Fund or 1.02% of the aggregate dollar amount of transactions involving the payment of commissions. During the year ended December 31, 2002, commissions paid by the GVIT Small Cap Growth Fund to Neuberger & Berman represented 5.60% of total commissions paid by the Fund or 4.73% of the aggregate dollar amount of transactions involving the payment of commissions. During the year ended December 31, 2002, commissions paid by the Dreyfus GVIT Mid Cap Index Fund to Mellon Bank represented 2.30% of total commissions paid by the Fund or 1.58% of the aggregate dollar amount of transactions involving the payment of commissions. During the year ended December 31, 2002, commissions paid by the J.P. Morgan GVIT Balanced Fund to Salomon Smith Barney represented 6.36% of total commissions paid by the Fund or 1.67% of the aggregate dollar amount of transactions involving the payment of commissions

     During the fiscal year ended December 31, 2002, the following Funds held investments in securities of their regular broker-dealers:

                                               APPROXIMATE AGGREGATE
                                                 VALUE OF ISSUER'S
                                              SECURITIES OWNED BY THE
                                                  FUND DURING THE
                                              ------------------------
                                                 FISCAL YEAR ENDED
                                              ------------------------                NAME OF
FUND                                              OCTOBER 31, 2002               BROKER OR DEALER
--------------------------------------------  ------------------------  -----------------------------------
Comstock GVIT Value Fund                      $                170,250  Goldman Sachs Group, Inc.
                                                               337,755  Merrill Lynch & Co., Inc.
Dreyfus GVIT Mid Cap Index Fund                                703,728  E*Trade Group, Inc.
                                                             1,041,536  Edwards (A.G.), Inc.
                                                             1,257,186  Legg Mason, Inc.
Gartmore GVIT Global Financial Services Fund                   254,265  Merrill Lynch & Co., Inc.
                                                               223,552  Morgan Stanley Dean Witter & Co.
Gartmore GVIT Growth Fund                                      572,772  Legg Mason, Inc.
Gartmore GVIT International Growth Fund                        112,770  Amvescap PLC
                                                                60,672  Nikko Cordial Corp.
                                                                89,930  Nomura Holdings, Inc.
Gartmore GVIT Mid Cap Growth Fund                            1,021,680  Bear Stearns Cos., Inc.
                                                               426,320  Lehman Brothers Holdings, Inc.
                                                               841,266  E*Trade Group, Inc.
Gartmore GVIT Money Market Fund                             99,838,255  Bear Stearns Cos., Inc.
                                                            39,993,433  Goldman Sachs Group, Inc.
                                                            69,960,025  Morgan Stanley Dean Witter & Co.
                                                             3,499,866  Salomon Smith Barney Holdings, Inc.
Gartmore GVIT Worldwide Leaders Fund                           736,230  Merrill Lynch & Co., Inc.
GVIT Small Company Fund                                      1,286,310  Legg Mason, Inc.
GVIT Small Cap Value                                         1,866,668  Ameritrade Holdings
                                                             3,666,384  E*Trade Group, Inc.
                                                             2,234,535  Knight Trading Group, Inc.
                                                             3,155,100  Legg Mason, Inc.
J.P. Morgan GVIT Balanced Fund                                 110,808  E*Trade Group, Inc.
                                                               411,040  Goldman Sachs Group, Inc.
                                                                66,410  Lehman Brothers Holdings, Inc.
                                                                91,080  Merrill Lynch & Co., Inc.
                                                             1,431,537  Morgan Stanley Dean Witter & Co.
                                                               549,010  Schwab (Charles) Corp.
Turner GVIT Growth Focus Fund                                  316,169  Schwab (Charles) Corp.
Van Kampen GVIT Multi Sector Bond Fund                         405,797  Goldman Sachs Group, Inc.
                                                                31,939  Merrill Lynch & Co., Inc.
Comstock GVIT Value Fund                                       170,250  Goldman Sachs Group, Inc.
                                                               337,755  Merrill Lynch & Co., Inc.

PURCHASES,  REDEMPTIONS  AND  PRICING  OF  SHARES

     An insurance company purchases shares of the Funds at their net asset value ("NAV") using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds. For certain of the Funds, shares may also be sold to affiliated Funds of Funds.

     All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

     The NAV per share of the Funds is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4 P.M. Eastern Time) on each business day the New York Stock Exchange is open for regular trading (and on such other days as the Board determines). The Trust will not compute NAV for the Funds on customary national business holidays, including the following:
Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving Day.

     The offering price for orders placed before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding.

     Securities for which market quotations are readily available are values at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern
Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

     Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees of the Trust. Short-term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 day or less are considered to be "short-term" and are valued at amortized cost which approximated market value. The pricing service activities and results are reviewed by an officer of the Trust.

     Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provided a value that does not represent fair value in the judgment of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees of the Trust.

     The pricing service activities and results are reviewed by an officer of the Trust. Securities and other assets, for which such market prices are unavailable or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of the Fund's investment adviser or its designee, are valued at fair value under procedures approved by the Trust's Board of Trustees. For the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II, all securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the 1940 Act.

     A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust's transfer agent, GISI.

     The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

ADDITIONAL  INFORMATION

DESCRIPTION  OF  SHARES

     The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds and currently has authorized 38 separate funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

     The Trust is authorized to ofer the following series of shares of beneficial interest, without par value and with the various classes listed:

SERIES                                                                        SHARE CLASSES
----------------------------------------------------------------  --------------------------------------
Comstock GVIT Value Fund                                          Class I, Class II, Class IV
Dreyfus GVIT International Value Fund                             Class I, Class II, Class III, Class IV
Dreyfus GVIT Mid Cap Index Fund                                   Class I, Class II, Class III


                                      119

Federated GVIT High Income Bond Fund                              Class I, Class III
Gartmore GVIT Asia Pacific Leaders Fund                           Class I, Class II, Class III
Gartmore GVIT Developing Markets Fund                             Class I, Class II
Gartmore GVIT Emerging Markets Fund                               Class I, Class II, Class III
Gartmore GVIT European Leaders Fund                               Class I, Class II, Class III
Gartmore GVIT Global Financial Services Fund                      Class I, Class II, Class III
Gartmore GVIT Global Health Sciences Fund                         Class I, Class II, Class III
Gartmore GVIT Global Leaders Fund                                 Class I
Gartmore GVIT Global Small Companies Fund                         Class I
Gartmore GVIT Global Technology and Communications Fund           Class I, Class II, Class III
Gartmore GVIT Global Utilities Fund                               Class I, Class II, Class III
Gartmore GVIT Government Bond Fund                                Class I, Class II, Class III, Class IV
Gartmore GVIT Growth Fund                                         Class I, Class IV
Gartmore GVIT International Growth Fund                           Class I, Class II, Class III
Gartmore GVIT Investor Destinations Aggressive Fund               No Class Designation
Gartmore GVIT Investor Destinations Moderately Aggressive Fund    No Class Designation
Gartmore GVIT Investor Destinations Moderate Fund                 No Class Designation
Gartmore GVIT Investor Destinations Moderately Conservative Fund  No Class Designation
Gartmore GVIT Investor Destinations Conservative Fund             No Class Designation
Gartmore GVIT Mid Cap Growth Fund                                 Class I, Class II, Class III, Class IV
Gartmore GVIT Money Market Fund                                   Class I, Class IV, Class V
Gartmore GVIT Money Market Fund II                                No Class Designation
Gartmore GVIT Nationwide Fund                                     Class I, Class II, Class III, Class IV
Gartmore GVIT Nationwide Leaders Fund                             Class I, Class II, Class III
Gartmore GVIT OTC Fund                                            Class I
Gartmore GVIT U.S. Growth Leaders Fund                            Class I, Class II, Class III
Gartmore GVIT Worldwide Leaders Fund                              Class I, Class II, Class III
GVIT Equity 500 Index Fund                                        Class I, Class II, Class IV
GVIT Small Company Fund                                           Class I, Class II, Class III, Class IV
GVIT Small Cap Growth Fund                                        Class I, Class II, Class III
GVIT Small Cap Value Fund                                         Class I, Class II, Class III, Class IV
J.P. Morgan GVIT Balanced Fund                                    Class I, Class IV
Nationwide GVIT Strategic Value Fund                              Class I
Turner GVIT Growth Focus Fund                                     Class I, Class II, Class III
Van Kampen GVIT Multi Sector Bond Fund                            Class I, Class III

     You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING  RIGHTS

     Shareholders are entitled to one vote for each share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may not be made to the Amended Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended Declaration of Trust without the vote or consent of shareholders to:

     (1)  designate  series  of  the  Trust;  or

     (2)  change  the  name  of  the  Trust;  or

     (3) apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

     Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and nonassessable. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.

SHAREHOLDER  INQUIRIES

     All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

TAX  STATUS

     Election to be taxed as a regulated investment company. Each Fund (including each Underlying Fund of GVIT Investors Destinations Funds) has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund (including each Underlying Fund of GVIT Investors Destinations Funds) has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain.

     Diversification requirements. Each Fund (including each Underlying Fund of GVIT Investors Destinations Funds) intends to comply with the diversification requirements of section 817(h) of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts. If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts.

OTHER TAX CONSEQUENCES

     Effect of foreign investments on distributions. Certain Funds (including the Underlying Funds of GVIT Investors Destinations Funds) may invest in foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions.

     Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by the Funds. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss.

     Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a Fund in a given calendar year, however, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products.

THE FOLLOWING PARAGRAPH ONLY APPLIES TO THE GARTMORE GVIT MONEY MARKET FUND AND THE GARTMORE GVIT MONEY MARKET FUND II:

     Maintaining a $1 share price. Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Gartmore GVIT Money Market Fund or the Gartmore GVIT Money Market Fund II to adjust distributions to maintain its respective $1 share price. These procedures may result in under- or over-distributions by the Fund of its respective net investment income.

TAX  CONSEQUENCES  TO  SHAREHOLDERS

     Since shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.

FINANCIAL  STATEMENTS

     The Report of Independent Accountants and Financial Statements of the Trust for the period ended December 31, 2002 for the Funds are incorporated herein by reference to the Trust's Annual Report. Copies of the Annual Report and Semi-Annual Report are available without charge upon request by writing the Trust or by calling toll free 1-800-848-6331.

APPENDIX  A
                                  DEBT RATINGS
                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The  ratings  are  based,  in  varying degrees, on the following considerations:

     1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     2.   Nature  of  and  provisions  of  the  obligation.

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA  -     Debt  rated  'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated 'BB' is less i vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B  -     Debt rated 'B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated 'CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated 'CC' typically is currently highly vulnerable to nonpayment.

C  -      Debt  rated  'C'  signifies that a bankruptcy petition has been filed, but  debt  service  payments  are  continued.

D  -      Debt  rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa -
          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -
          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B  -      Bonds  which  are  rated  B  generally  lack  characteristics  of  the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C  -      Bonds  which  are  rated  C  are  the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

               FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated. Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and represent the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB
          Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB
          Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC   Bonds  are  considered  a  high  default  risk.  Default  is  a  real and C possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' rating signal imminent default.

DDD, DD Bonds are in default. Such bonds are not meeting current obligations and D and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and 'D' represents the lowest potential for recovery.


                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated 'D' is in payment default. the 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     The  following  criteria  will  be  used  in  making  the  assessment:

     1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

     2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note. Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3      Speculative  capacity  to  pay  principal  and  interest.


                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers  rated  Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1        This  designation  denotes  best  quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2        This designation denotes high quality. Margins of protection are  ample  although not so large as in the preceding group.

MIG 3/VMIG 3        This  designation  denotes  favorable  quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4        This  designation  denotes  adequate  quality.  Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

     (a) Amended Declaration of Trust dated March 13, 2003, of the Registrant is filed herewith as Exhibit (a).

     (b) Amended Bylaws dated August 25, 1983, as amended January 25, 2002, of the Registrant previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

     (c) Article VI of the Amended Declaration of Trust and Article III of the Amended Bylaws incorporated by reference to Exhibit (a) and (b), respectively, hereto, define the rights of holders of shares.

     (d)     (1)    Investment Advisory Agreement dated November 1, 1997 among
                    Nationwide Separate Account Trust (now known as Gartmore
                    Variable Insurance Trust) and Nationwide Advisory Services,
                    Inc. previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15,
                    2002 and herein incorporated by reference.

                    (a) Amendment dated September 1, 1999 to Investment Advisory Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc. and Villanova Mutual Fund Capital Trust (now known as Gartmore Mutual Fund Capital Trust) previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (b) Amended Exhibit A effective May 1, 2001 to the Investment Advisory Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Villanova Mutual Fund Capital Trust (now known as Gartmore Mutual Fund Capital Trust) previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (c) Amended Exhibit A dated December 1, 2001 to the Investment Advisory Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Villanova Mutual Fund Capital Trust (now known as Gartmore Mutual Fund Capital Trust) previously filed with Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A on March 1, 2002, and herein incorporated by reference.

                    (d) Form of Amended Exhibit A dated _____ to the Investment Advisory Agreement between Gartmore Variable Insurance Trust and Gartmore Mutual Fund Capital Trust previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

          (2) Investment Advisory Agreement dated August 30, 2000 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Villanova Global Asset Management Trust ("VGAMT") (now known as Gartmore Global Asset Management Trust) previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (a) Amended Exhibit A dated December 27, 2000 to the Investment Advisory Agreement between Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and VGAMT previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (b) Amended Exhibit A dated December 18, 2001 to the Investment Advisory Agreement between Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and VGAMT previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

          (3)       Subadvisory Agreements for the GVIT Small Company Fund.

                    (a) Subadvisory Agreement dated October 20, 1995 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Financial Services, Inc. and The Dreyfus previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                         (1) Amendment dated September 1, 1999 to Subadvisory Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc., Villanova Mutual Fund Capital Trust (now known as Gartmore Variable Mutual Fund Capital Trust) and The Dreyfus Corporation previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (b) Subadvisory Agreement dated October 20, 1995 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Financial Services, Inc. and Neuberger & Berman, L.P. (now known as Neuberger Berman LLC) previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                         (1) Amendment dated September 1, 1999 to Subadvisory Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc., Villanova Mutual Fund Capital Trust (now known as Gartmore Variable Mutual Fund Capital Trust) and Neuberger & Berman, L.P. (now known as Neuberger Berman LLC previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (c) Subadvisory Agreement dated October 20, 1995 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc., Villanova Mutual Fund Capital Trust (now know as Gartmore Mutual Fund Capital Trust) and Strong Capital Management, Inc. previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                         (1) Amendment dated September 1, 1999 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust),

                              Villanova Mutual Fund Capital Trust (now know as Gartmore Mutual Fund Capital Trust) and Strong Capital Management, Inc. previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (d) Subadvisory Agreement dated October 1, 2000, as amended January 5, 2001 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Villanova Mutual Fund Capital Trust (now known as Gartmore Variable Mutual Fund Capital Trust) and Waddell & Reed Investment Management Company previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (e) Subadvisory Agreement dated August 15, 2001 with Gartmore Global Partners previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

          (4)       Subadvisory Agreements for GVIT Small Cap Growth Fund.

                    (a) Subadvisory Agreements dated May 1, 1999 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc. and Neuberger Berman, LLC for the Nationwide Small Cap Growth Fund (now known as GVIT Small Cap Growth Fund) previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                         (1) Amendment dated September 1, 1999 to the Subadvisory Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc., Villanova Mutual Fund Capital Trust (now known as Gartmore Variable Mutual Fund Capital Trust) and Neuberger Berman, LLC previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (b) Subadvisory Agreement dated October 1, 2000 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Villanova Mutual Fund Capital Trust (now known as Gartmore Variable Mutual Fund Capital Trust) and Waddell & Reed Investment Management Company for the Nationwide Small Cap Growth Fund (now known as GVIT Small Cap Growth
                         Fund) previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

          (5)       Subadvisory Agreements for the other subadvised funds.

                    (a) Subadvisory Agreement dated October 31, 1997 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc. and Strong Capital Management, Inc. for the Strong NSAT Mid Cap Growth Fund (now known as the Strong GVIT Mid Cap Growth Fund previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                         (1) Amendment dated September 1, 1999 to the Subadvisory Agreement Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc., Villanova Mutual Fund Capital Trust (now known as Gartmore Variable Mutual Fund Capital Trust) and Strong Capital Management, Inc. previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (b) Subadvisory Agreement dated August 9, 2001 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Villanova Mutual Fund Capital Trust (now know as Gartmore Mutual Fund Capital Trust) and Strong Capital Management, Inc. for the Nationwide Strategic Value Fund (now known as Nationwide GVIT Strategic Value Fund) previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (c) Subadvisory Agreement dated October 31, 1997 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc. and Federated Investment Counseling for the Federated GVIT Equity Income Fund (now known as Comstock GVIT Value Fund) and Federated NSAT High Income Bond Fund (now known as Federated GVIT High Income Bond Fund) previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                         (1) Amendment dated September 1, 1999 to the Subadvisory Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc., Villanova Mutual Fund Capital Trust (now know as Gartmore Mutual Fund Capital Trust) and Federated Investment Counseling previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (d) Subadvisory Agreement dated October 31, 1997 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc. and The Dreyfus Corporation for the Nationwide Small Cap Value Fund (now known as GVIT Small Cap Value Fund) previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                         (1) Amendment dated September 1, 1999 to the Subadvisory Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc., Villanova Mutual Fund Capital Trust (now know as Gartmore Mutual Fund Capital Trust) and The Dreyfus Corporation previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (e) Subadvisory Agreement dated September 24, 1999 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Villanova Mutual Fund Capital Trust (now known as Gartmore Mutual Fund Capital Trust) and The Dreyfus Corporation for the Dreyfus NSAT Mid Cap Index Fund (now known as Dreyfus GVIT Mid Cap Index Fund) previously filed with

                         Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (f) Subadvisory Agreement dated May 5, 2000 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Villanova Mutual Fund Capital Trust (now known as Gartmore Mutual Fund Capital Trust) and Turner Investment Partners, Inc. for the Turner NSAT Growth Focus Fund (Now known as Turner GVIT Growth Focus Fund) previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (g) Subadvisory Agreement dated May 1, 2000 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Villanova Mutual Fund Capital Trust (now known as Gartmore Mutual Fund Capital Trust) and J.P. Morgan Investment Management Inc. for the J.P. Morgan NSAT Balanced Fund (Now known as J.P. Morgan GVIT Balanced Fund) previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (h) Subadvisory Agreement dated May 1, 2000 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Villanova Mutual Fund Capital Trust (now known as Gartmore Mutual Fund Capital Trust) and Miller Anderson & Sherrerd, LLP (now known as Morgan Stanley Investments, LP) for the MAS NSAT Multi Sector Bond Fund (now known as MAS GVIT Multi Sector Bond Fund) previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (i) Subadvisory Agreement dated August 30, 2000 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Villanova Global Asset Management Trust (now known as Gartmore Global Asset Management Trust) and Gartmore Global Partners ("GGP") for the Gartmore NSAT Emerging Markets Fund, Gartmore NSAT International Growth Fund, Gartmore NSAT Global Leaders Fund, Gartmore NSAT European Leaders Fund and Gartmore NSAT Global Small Companies Fund (now known as Gartmore GVIT Emerging Markets Fund, Gartmore GVIT International Growth Fund, Gartmore GVIT Global Leaders Fund, Gartmore GVIT European Leaders Fund and Gartmore GVIT Global Small Companies Fund), previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                         (1) Amended Exhibit A dated December 3, 2001 to the Subadvisory Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Villanova Global Asset Management Trust (now known as Gartmore Global Asset Management Trust) and GGP adding Gartmore NSAT OTC Fund, Gartmore NSAT Global Utilities Fund, Gartmore NSAT Global Financial Services Fund and Gartmore NSAT Asia Pacific Leaders Fund (now known as Gartmore GVIT OTC Fund, Gartmore GVIT Global Utilities Fund, Gartmore GVIT Global Financial Services Fund and Gartmore GVIT Asia Pacific Leaders Fund) previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (j) Subadvisory Agreement dated August 15, 2001 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Villanova

                         Global Asset Management Trust (now known as Gartmore Global Asset Management Trust) and GGP for the Nationwide Small Company Fund (now known as GVIT Small Company Fund) previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                         (1) Amendment Exhibit A dated January 2, 2002 to the Subadvisory Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Villanova Global Asset Management Trust (now known as Gartmore Global Asset Management Trust) and Gartmore Global Partners for the Nationwide Global 50 Fund (now known as Gartmore GVIT Worldwide Leaders Fund) previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (k) Subadvisory Agreement dated May 1, 2002 among Gartmore Variable Insurance Trust, Gartmore Mutual Fund Capital Trust and Van Kampen Asset Management, Inc. for the Comstock GVIT Value Fund previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (l) Form of Subadvisory Agreement dated _______ among Gartmore Variable Insurance Trust, Gartmore Mutual Fund Capital Trust and The Dreyfus Corporation for the Dreyfus GVIT International Value Fund previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (m) Form of Subadvisory Agreement dated _______ among Gartmore Variable Insurance Trust, Gartmore Mutual Fund Capital Trust and SSgA Funds Management, Inc. for the GVIT Equity 500 Index previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

          (e) Underwriting Agreement dated May 1, 2001 between Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Nationwide Advisory Services, Inc. previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

               (1) Amended Schedule A dated December 1, 2001 to the Underwriting Agreement between Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Nationwide Advisory Services, Inc. / Gartmore Distribution Services, Inc. previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

               (2) Underwriting Agreement dated October 1, 2002 between Gartmore Variable Insurance Trust and Gartmore Distribution Services, Inc. previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

               (3) Form of Amended Schedule A dated ________ to the Underwriting Agreement between Gartmore Variable Insurance Trust and Gartmore Distribution Services, Inc previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

          (f)  Not applicable.

          (g) (1) Custody Agreement dated April 17, 1991 between Nationwide Separate Trust Account (now known as Gartmore Variable Insurance Trust) and Fifth Third Bank previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (a) Addendum dated October 20, 1995 to Custody Agreement between Nationwide Separate Trust Account (now known as Gartmore Variable Insurance Trust) and Fifth Third Bank previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (b) Exhibit A to Custody Agreement dated December 27, 2000 between Nationwide Separate Trust Account (now known as Gartmore Variable Insurance Trust) and Fifth Third Bank previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (c) Amendment dated June 29, 2001 to Custody Agreement between Nationwide Separate Trust Account (now known as Gartmore Variable Insurance Trust) and Fifth Third Bank previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (d) Exhibit A to Custody Agreement dated October 1, 2002 between Gartmore Variable Insurance Trust and Fifth Third Bank previously filed with Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A on November 5, 2002 and herein incorporated by reference.

               (2) Custody Agreement dated April 4, 2003 between Gartmore Variable Insurance Trust and JPMorgan Chase Bank is filed herewith as Exhibit (g)(2).

          (h) (1) Fund Administration Agreement dated November 1, 1997 between Nationwide Separate Account Trust (renamed Gartmore Variable Insurance Trust) and Nationwide Advisory Services, Inc. for the Funds previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (a) Amendment dated September 1, 1999 to Fund Administration Agreement among Nationwide Separate Account Trust (renamed Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc. and Villanova SA Capital Trust previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (b) Amended Exhibit A dated May 31, 2000 to the Fund Administration Agreement previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (c) Amended Exhibit A dated December 1, 2001 to the Fund Administration Agreement previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (d) Form of Amended Exhibit A dated _________ to the Fund Administration Agreement previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

               (2) Transfer and Dividend Disbursing Agent Agreement dated November 1, 1981 between Nationwide Separate Account Money Market Trust (renamed Nationwide Separate Account Trust and now known as Gartmore Variable Insurance Trust) and Heritage Financial Services, Inc. previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (a) Amendment dated September 3, 1982 to Transfer and Dividend Disbursing Agent Agreement between Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Heritage Financial Services, Inc. (now known as Nationwide Investor Services, Inc.) previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (b) Amendment dated May 1, 1999 to Transfer and Dividend Disbursing Agent Agreement between Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Nationwide Investors Services, Inc. previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (c) Amended Exhibit A dated May 1, 2000 to the Transfer and Dividend Disbursing Agent Agreement between Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Nationwide Investors Services, Inc. previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (d) Amended Exhibit A dated December 1, 2001 to the Transfer and Dividend Disbursing Agent Agreement between Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Nationwide Investors Services, Inc. previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (e) Form of Amended Exhibit A dated _________ to the Transfer and Dividend Disbursing Agent Agreement between Gartmore Variable Insurance Trust and Gartmore Investor Services previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

               (3) Administrative Services Plan dated November 1, 1999 & Form of Servicing Agreement previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (a) Amendment dated May 31, 2000 to Administrative Services Plan previously filed with Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A on May 1, 2001, and herein incorporated by reference.

                    (b) Amended Exhibit A dated October 2, 2001 to the Administrative Services Plan previously filed with Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A on March 1, 2002, and herein incorporated by reference.

                    (c) Form of Amended Exhibit A dated _________ to the Administrative Services Plan previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

               (4) Expense Limitation Agreement effective May 31, 2000 between the Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Villanova Mutual Fund Capital Trust (now known as Gartmore Mutual Fund Capital Trust) previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (a) Amended Exhibit A to Expense Limitation Agreement amended December 12, 2001, between the Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) t and Villanova Mutual Fund Capital Trust previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (b) Amended Exhibit A to Expense Limitation Agreement amended July 1, 2002, between the Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Villanova Mutual Fund Capital Trust previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (c) Expense Limitation Agreement dated ________ between Gartmore Variable Insurance Trust and Gartmore Mutual Fund Capital Trust previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (d) Expense Limitation Agreement dated October 15, 2002 between Gartmore Variable Insurance Trust and Gartmore Mutual Fund Capital Trust previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                         (1) Amended Exhibit A to Expense Limitation Agreement dated ________ between Gartmore Variable Insurance Trust and Gartmore Mutual Fund Capital Trust previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

               (5) Expense Limitation Agreement effective December 27, 2000 between the Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Villanova Global Asset Management Trust (now known as Gartmore Villanova Global Asset Management Trust) previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (a) Amended Exhibit A to Expense Limitation Agreement dated September 1, 2000, as amended December 1, 2001, between the Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Villanova Global Asset Management Trust (now known as Gartmore Global Asset Management Trust previously filed with Post-Effective Amendment No. 55 to the Registration

                         Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

                    (b) Amended Exhibit A to Expense Limitation Agreement dated September 1, 2000, as amended July 1, 2002, between the Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Villanova Global Asset Management Trust (now known as Gartmore Villanova Global Asset Management Trust) previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

               (6) Form of Capital Protection Agreement for the Gartmore GVIT Principal Protected Fund previously filed previously filed with Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A on February 14, 2003 and herein incorporated by reference..

          (i)  Not applicable.

          (j) (1) Consent of PricewaterhouseCoopers LLP ("PwC"), filed herewith.

               (2)Consent of PwC, independent accountants for American International Group, Inc. ("AIG"), (in connection with PwC's report dated April 1, 2002, relating to the financial statements of AIG which: (i) appear in AIG's Annual Report on Form 10-K for the year ended December 31, 2001 and (ii) are incorporated by reference into the Statement of Additional Information for the Trust), dated February 14, 2003 previously filed previously filed with Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A on February 14, 2003 and herein incorporated by reference..

          (k)  Not applicable.

          (l)  Not applicable.

          (m) Distribution Plan under Rule 12b-1 effective December 1, 2001 previously filed with Post-Effective Amendment No. 51to the Registration Statement on Form N-1A on March 1, 2002, and herein incorporated by reference.

               (1) Distribution Plan under Rule 12b-1 effective May 1, 2002 previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

               (2) Form of Distribution Plan under Rule 12b-1 effective ___________ previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

          (n) Rule 18f-3 Plan effective December 1, 2001 previously filed with Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A on March 1, 2002, and herein incorporated by reference.

               (1) Rule 18f-3 Plan effective May 1, 2002 previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

               (2) Form of Rule 18f-3 Plan effective ______ previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

          (p) (1) Code of Ethics dated March 23, 2000 for Nationwide Family of Funds previously filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A on March 24, 2000, and herein incorporated by reference.

               (2) Code of Ethics dated November 29, 2001 for Gartmore Mutual Fund Capital Trust, Gartmore SA Capital Trust, NorthPointe Capital LLC, Gartmore Global Asset Management Trust, Gartmore Morley Capital Management, Inc. and Gartmore Trust Company previously filed with Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A on March 1, 2002, and herein incorporated by reference.

               (3) Code of Ethics dated March 23, 2000 for Nationwide Advisory Services, Inc. previously filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A on March 24, 2000, and herein incorporated by reference.

               (4) Federated Investment Counseling Code of Ethics for Access Persons dated January 1, 2000 previously filed with Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A on May 1, 2001, and herein incorporated by reference.

               (5)  (a)  Gartmore Global Partners Personal Dealing (Personal
                         Securities Transactions) dated March 2000 previously filed with Post- Effective Amendment No. 43 to the Registration Statement on Form N-1A on May 1, 2001, and herein incorporated by reference.

                    (b) Gartmore Global Partners Personal Securities Trading Guidelines - London and Tokyo dated March 2000 previously filed with Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A on May 1, 2001, and herein incorporated by reference.

               (6) J.P. Morgan Investment Management, Inc. Code of Ethics previously filed with Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A on May 1, 2001, and herein incorporated by reference.

               (7) MAS Funds and Miller Anderson & Sherrerd, LLP ("MAS") (now known as Morgan Stanley Investments, LP) and MAS Fund Distribution, Inc. Code of Ethics previously filed with Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A on May 1, 2001, and herein incorporated by reference.

               (8) Neuberger Berman Management, Inc. and Neuberger Berman, LLC ("NB") Code of Ethics Amended and Restated August 1, 2000 previously filed with Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A on May 1, 2001, and herein incorporated by reference.

               (9) Turner Investment Partners, Inc. Personal Trading Policy/Code of Ethics dated February 17, 2000 previously filed with Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A on May 1, 2001, and herein incorporated by reference.

               (10) The Strong Family of Mutual Funds, Strong Capital Management
                    Inc., Strong Investments, Inc., and Flint Prairie, L.L.C. Code of Ethics for Access Persons dated April 5, 2001, previously filed with Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A on June 7, 2001, and herein incorporated by reference.

               (11) Waddell & Reed Financial, Inc., Waddell & Reed, Inc.,
                    Waddell & Reed Investment Management Company, Austin, Calvert & Flavin, Inc., Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, W&R Funds, Inc., and Target/United Funds, Inc. Code of Ethics as revised May 17, 2000 previously filed with Post-Effective

                    Amendment No. 43 to the Registration Statement on Form N-1A on May 1, 2001, and herein incorporated by reference.

               (12) Morgan Stanley Dean Witter & Co., indirect parent of Van
                    Kampen Asset Management, Inc., Code of Ethics, dated January 29, 2001 as previously filed with Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A on April 30, 2002, and herein incorporated by reference.

          (q)  Power of Attorney for Charles E. Allen, Paula H.J. Cholmondeley,
               C. Brent Devore, Robert M. Duncan, Barbara Hennigar, Gerald J. Holland, Paul J. Hondros, Thomas J. Kerr, IV, Douglas Kridler, Mark L. Lipson, Arden L. Shisler, David C. Wetmore and dated March 13, 2003, filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is presently controlled by or under common control with Registrant.

ITEM 25. INDEMNIFICATION

Indemnification provisions for officers, directors and employees of Registrant are set forth in Article X, Section 2 of the Declaration of Trust. See Item 23(a) above.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     (a) Gartmore Mutual Fund Capital Trust, ("GMF"), an investment adviser of the Trust, also serves as investment adviser to Gartmore Mutual Funds. The Directors of Gartmore Global Investments, Inc., GMF's managing unitholder and the officers of GMF are as follows:


Joseph J. Gasper, Director and President and Chief Operating Officer
--------------------------------------------------------------------
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Nationwide Financial Services, Inc.

Director and Chairman of the Board
----------------------------------
Nationwide Investment Services Corp

Director and Vice Chairman
--------------------------
Gartmore Global Investments, Inc.
Nationwide Global Holdings, Inc.

Director
--------
Leben Direkt Insurance Company

Donna A. James, Director and Executive Vice President
-----------------------------------------------------
Gartmore Global Investments, Inc.

Executive Vice President
Chief Administrative Officer

----------------------------
Nationwide Mutual Insurance Company
Nationwide Financial Services Inc.

W. G. Jurgensen, Chief Executive Officer and Director
-----------------------------------------------------
Nationwide Mutual Insurance Company
Nationwide Financial Services, Inc.
Cal Farm Insurance Company
Farmland Mutual Insurance Company
Nationwide Mutual Fire Insurance Company
Nationwide Property and Casualty Insurance Company

Chairman and Chief Executive Officer - Nationwide
-------------------------------------------------
Nationwide General Insurance Company
Nationwide Indemnity Company
Nationwide Investment Services Corporation

Director
--------
Gartmore Global Investments, Inc.

Chairman
--------
Nationwide Securities, Inc.

Galen Barnes, Director
--------------------------------------------
Scottsdale Insurance Company
Gartmore Global Investments, Inc.

Director and Chairman of the Board
----------------------------------
ALLIED Property and Casualty Insurance Company

President and CEO
-----------------
Nationwide Mutual Insurance Company
Nationwide Mutual Fire Insurance Company
Nationwide Property and Casualty Insurance Company

Executive Vice President
------------------------
Nationwide Financial Services, Inc.
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company


Michael C. Keller, Director, Executive Vice President - Chief Information
-----------------------------
Officer

Nationwide Mutual Insurance Company
Nationwide Mutual Fire Insurance Company
Nationwide Financial Services, Inc.
Director
-----------------------------
Gartmore Global Investments, Inc.

Paul J. Hondros, Director, President and Chief Executive Officer

-----------------------------------------
Gartmore Investors Services, Inc.
NorthPointe Capital, LLC
Gartmore Global Investments, Inc.
Gartmore Morley Financial Services, Inc.
Gartmore Distribution Services, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust

Chairman and Chief Executive Officer
------------------------------------
Gartmore Mutual Funds
Gartmore Variable Insurance Trust

Robert A. Rosholt, Executive Vice President - Chief Financial Officer
---------------------------------------------------------------------
Nationwide Mutual Insurance Company
Nationwide Mutual Fire Insurance Company
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Nationwide Financial Services, Inc.
Nationwide Investment Services Corporation


Executive Vice President, Chief Financial Officer and Director
--------------------------------------------------------------
Nationwide Global Holdings, Inc.
Nationwide Securities, Inc.

Executive Vice President and Director
-------------------------------------
Gartmore Global Investments, Inc.

Director
--------
NGH Luxembourg, S.A.

Young D. Chin, Executive Vice President - Global CIO - Equities
---------------------------------------------------------------
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Investments, Inc.
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Kevin S. Crossett, Vice President - Associate General Counsel
-------------------------------------------------------------
Nationwide Mutual Insurance Company
Nationwide Mutual Fire Insurance Company
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company

Christopher P. Donigan, Vice President - Human Resources
--------------------------------------------------------

Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Glenn W. Soden, Associate Vice President and Secretary
------------------------------------------------------
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Investments, Inc.
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Carol L. Dove, Assistant Treasurer
----------------------------------
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Michael D. Maier, Assistant Treasurer
-------------------------------------
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

John F. Delaloye, Assistant Secretary
-------------------------------------
Gartmore Mutual Fund Capital Trust
Gartmore Global Investments, Inc.
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Gerald J. Holland, Senior Vice President and Chief Administrative Officer
-------------------------------------------------------------------------
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Treasurer and Chief Financial Officer
-------------------------------------
Gartmore Mutual Funds
Gartmore Variable Insurance Trust

Thomas M. Sipp, Vice President
------------------------------
Gartmore Global Investments, Inc.

Vice President and Treasurer

-------------------------
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Mutual Fund Capital Trust
Gartmore Distribution Services, Inc.

Donald J. Pepin, Senior Vice President - Sales
----------------------------------------------
Gartmore Distribution Services, Inc.
Gartmore Global Investments, Inc.
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust

Mary Lou Vitale, Senior Vice President Product Development
----------------------------------------------------------
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Michael A. Krulikowski, Vice President  and Chief Compliance Officer
--------------------------------------------------------------------
Gartmore Distribution Services, Inc.
Gartmore Global Investments, Inc.
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
NorthPointe Capital LLC

Daniel J. Murphy, Assistant Treasurer
-------------------------------------
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Eric E. Miller, Senior Vice President - Chief General Counsel
-------------------------------------------------------------
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
NorthPointe Capital, LLC
Gartmore Morley Financial Services, Inc.
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Secretary
---------
Gartmore Mutual Funds
Gartmore Variable Insurance Trust

Richard  F.  Fonash  -  Vice  President
------------------------------------
Gartmore  Distribution  Services,  Inc.
Gartmore  Mutual  Fund  Capital  Trust
Gartmore  SA  Capital  Trust
Gartmore  Global  Asset  Management  Trust

Thomas  E.  Barnes  -  Vice  President
------------------------------------
Gartmore  Distribution  Services,  Inc.
Gartmore  Mutual  Fund  Capital  Trust
Gartmore  SA  Capital  Trust
Gartmore  Global  Asset  Management  Trust

Except as otherwise noted, the principal business address of any company with which any person specified above is connected in the capacity of director, officer, employee, partner or trustee is One Nationwide Plaza, Columbus, Ohio 43215 or 1200 River Road, Conshohocken, Pennsylvania 19428, except for the following companies:

NorthPointe Capital, LLC
Columbia Center One
10th Floor, Suite 1000
201 West Big Beaver Road
Troy, Michigan 48084

Gartmore Morley Financial Services, Inc.
5665 S. W. Meadows Rd. , Suite 400
Lake Oswego, Oregon 97035


     (b) Gartmore Global Asset Management Trust ("GGAMT"), an investment adviser of the Trust, also serves as an investment adviser to Gartmore Variable Insurance Trust. The Directors of Nationwide Corporation ("NC"), GGAMT's managing unit holder and the officers of GGAMT are as follows (see(a) above for additional information on their other employment):

                                 Directors of NC
                                 ---------------

                        Lewis J. Alphin      Fred C. Finney
                        Galen R. Barnes      W. G. Jurgensen
                        A. I. Bell           David O. Miller
                        Timothy J. Corcoran  Lydia M. Marshall
                        Yvonne M. Curl       Ralph M. Paige
                        Kenneth D. Davis     James F. Patterson
                        Keith W. Eckel       Arden L. Shisler
                        Willard J. Engel     Robert L. Stewart

                                Officers of GGAMT
                                -----------------
             President and Chief Executive Officer            Paul J. Hondros
             Vice President and Treasurer                     Thomas M. Sipp

             Associate Vice President and Secretary           Thomas E. Barnes
             Senior Vice President, Chief Counsel             Eric E. Miller
             Assistant Secretary                              John F. Delaloye
             Assistant Treasurer                              Carol L. Dove
             Assistant Treasurer                              Michael D. Maier
             Executive Vice President, Global CIO - Equities  Young D. Chin
             Senior Vice President                            Gerald J. Holland
             Senior Vice President                            Mary Lou Vitale
             Vice President                                   Christopher P. Donigan
             Vice President and Chief Compliance Officer      Michael A. Krulikowski
             Assistant Treasurer                              Daniel J. Murphy
             Vice President                                   Richard F. Fonash


     (c)  Information for the Subadvisers

     (1)  The Dreyfus Corporation

          The Dreyfus Corporation ("Dreyfus") acts as subadviser to the GVIT Small Company Fund, the GVIT Small Cap Value Fund, the Dreyfus GVIT International Value Fund and the Dreyfus GVIT

          Mid Cap Index Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 26 of officers and directors of Dreyfus, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Dreyfus (SEC File No. 801-8147).

     (2)  Neuberger Berman, LLC

          Neuberger Berman, LLC ("Neuberger Berman") acts as subadviser to the GVIT Small Company Fund and the GVIT Small Cap Growth Fund and investment adviser or subadviser to a number of other registered investment companies. The list required by this Item 26 of officers and directors of Neuberger Berman, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Neuberger Berman (SEC File No. 801-3908).

     (3)  Strong Capital Management, Inc.

          Strong Capital Management, Inc. ("Strong"), acts as subadviser to the GVIT Small Company Fund and the Nationwide GVIT Strategic Value Fund and investment adviser or subadviser to a number of other registered investment companies. The list required by this Item 26 of officers and directors of Strong, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Strong (SEC File No. 801-10724).

     (4)  SSgA Fund Management, Inc.

          SSgA Fund Management, Inc. ("SSgA") acts as subadviser to the GVIT Equity 500 Index Fund and as an investment adviser or subadviser to a number of other registered investment companies. The list required by
          Item 26 of Officers and directors of SSgA, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years is incorporated by reference to Schedule A and D of Form ADV filed by SSgA (SEC File No. 801-60103).

     (5) Federated Investment Counseling, acts as subadviser to the Federated GVIT High Income Bond Fund, and is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary to Federated Investors. The subadvisor serves as investment adviser to a number of investment companies and private accounts. The list required by Item 26 of Officers and directors of Federated Investment Counseling, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years is incorporated by reference to Schedule A and D of Form ADV filed by Federated Investment Counseling (SEC File No. 801-34611).

     (6) J.P. Morgan Investment Management, Inc. ("JPMIM"), a registered investment adviser, and a wholly owned subsidiary of J. P. Morgan & Co. Incorporated, act as subadviser to the J. P. Morgan GVIT Balanced Fund. JPMIM manages employee benefit plans for corporations and unions. JPMIM also provides investment management services for a broad spectrum of other institutional investors, including foundations, endowments, sovereign governments, and insurance companies.

          To the knowledge of the Registrant, none of the directors or executive officers of JPMIM is or has been in the past two fiscal years engaged in any other business or profession, vocation or employment of a substantial nature, except that certain officers and directors of JPMIM also hold various positions with, and engage in business for, J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York, a New York trust company which is also a wholly owned subsidiary of J.P. Morgan & Co. Incorporated.

     (7) Morgan Stanley Investments LP act as subadviser to the Van Kampen GVIT Multi Sector Bond Fund (formerly MAS GVIT Multi Sector Bond Fund). The list required by this Item 26 of the officers and directors of Morgan Stanley Investments LP ("MSI"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedule A and D of Form ADV filed by MSI pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-10437).

     (8) Turner Investment Partners, Inc. ("Turner") acts as subadviser to the Turner GVIT Growth Focus Fund. The list required by this Item 26 of the officers and directors of Turner, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedule A & D of Form ADV filed by Turner pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-36220).

     (9) Gartmore Global Partners ("Gartmore") acts as subadviser to the Gartmore GVIT Emerging Markets Fund, the Gartmore GVIT International Growth Fund, the Gartmore GVIT Global Leaders Fund, the Gartmore GVIT Global Small Companies, the Gartmore GVIT European Leaders Fund, the Gartmore GVIT OTC Fund, the Gartmore GVIT Asia Pacific Leaders Fund, the Gartmore GVIT Global Financial Services Fund, the Gartmore GVIT Global Utilities Fund, the GVIT Small Company Fund and the Gartmore GVIT Worldwide Leaders Fund, and as investment adviser to certain other clients. The list required by this Item 26 of the officers and directors of Gartmore, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Gartmore pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48811).

     (10) Waddell & Reed Investment Management Company ("WRIMCO") acts as subadviser to the GVIT Small Cap Growth Fund and the GVIT Small Company Fund. The list required by this Item 26 of the officers and directors of WRIMCO, together with information as to any other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by WRIMCO (Sec File No. 811-40372).

     (12) Van Kampen Asset Management, Inc. ("VKAM") acts as subadviser to the Comstock GVIT Value Fund. The list required by this Item 26 of the officers and directors of VKAM, together with information as to any other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by VKAM (Sec File No. 801-1669).


ITEM 27. PRINCIPAL UNDERWRITERS

     (a)  Gartmore Mutual Funds

     (b)  Gartmore Distribution Services, Inc.

Name:                   Address:               Title:                          Title with Registrant
Paul J. Hondros         1200 River Road        President and                   Chairman
                        Conshohocken PA 19428  Chief Executive Officer

Young D. Chin           1200 River Road        Executive Vice President-       n/a
                        Conshohocken PA 19428  Global CIO - Equities


                                       19

Gerald J. Holland       1200 River Road        Senior Vice President           Treasurer
                        Conshohocken PA 19428  Chief Administrative Officer

Donald J. Pepin, Jr.    1200 River Road        Senior Vice President-Sales     n/a
                        Conshohocken PA 19428

Mary Lou Vitale         1200 River Road        Senior Vice President-          Assistant Treasurer
                        Conshohocken PA 19428  Product Development

Eric E. Miller          1200 River Road        Senior Vice President-          Secretary
                        Conshohocken PA 19428  Chief Counsel

Christopher P. Donigan  1200 River Road        Vice President-Human Resources  n/a
                        Conshohocken PA 19428

Thomas M. Sipp          1200 River Road        Vice President and Treasurer    n/a
                        Conshohocken PA 19428

Glenn W. Soden          1200 River Road        Associate Vice President        n/a
                        Conshohocken PA 19428  and Secretary

John F. Delaloye        1200 River Road        Assistant Secretary             n/a
                        Conshohocken PA 19428

Carol L. Dove           One Nationwide Plaza   Assistant Treasurer             n/a
                        Columbus, OH 43215

Michael D. Maier        One Nationwide Plaza   Assistant Treasurer             n/a
                        Columbus, OH 43215

Daniel J. Murphy        One Nationwide Plaza   Assistant Treasurer             n/a
                        Columbus, OH 43215

Michael A. Krulikowski  1200 River Road        Vice President and              Assistant Secretary
                        Conshohocken PA 19428  Chief Compliance Officer

Steven P. Sorenson      1200 River Road        Senior Vice President           n/a
                        Conshohocken PA 19428

Richard F. Fonash       1200 River Road        Vice President                  n/a
                        Conshohocken PA 19428

Anthony R. Costa        1200 River Road        Vice President                  n/a
                        Conshohocken PA 19428

Thomas E. Barnes        One Nationwide Plaza   Vice President and              n/a
                        Columbus, OH 43215     Assistant Secretary


     (c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     BISYS
     3435 Stelzer Road
     Columbus, OH 43219

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 62 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, and State of Ohio, on this 28th day of April, 2003.


                         GARTMORE VARIABLE INSURANCE TRUST
                         By: GERALD J. HOLLAND*
                             --------------------
                              Gerald J. Holland, Treasurer

PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 62 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE TWENTY EIGHTH DAY OF APRIL, 2003.


Signature & Title
-----------------

Principal Executive Officer

 PAUL J. HONDROS*
-----------------------
Paul J. Hondros, Trustee and Chairman

Principal Accounting and Financial Officer

 GERALD J. HOLLAND*
---------------------
Gerald J. Holland, Treasurer

   CHARLES E. ALLEN*
-----------------------
Charles E. Allen, Trustee

 PAULA H.J. CHOLMONDELEY*
-------------------------
Paula H.J. Cholmondeley, Trustee

 C. BRENT DEVORE*
----------------------
C. Brent Devore, Trustee

 ROBERT M. DUNCAN*
--------------------
Robert M. Duncan, Trustee

 BARBARA HENNIGAR*
--------------------
Barbara Hennigar, Trustee

 THOMAS J. KERR, IV*
------------------------
Thomas J. Kerr, IV, Trustee

 DOUGLAS F. KRINDLER*
----------------------
Douglas F. Kridler, Trustee

 MARK L. LIPSON*
-----------------
Mark L. Lipson, Trustee

 ARDEN L. SHISLER*
------------------------
Arden L. Shisler, Trustee

 DAVID C. WETMORE*
----------------------
David C. Wetmore, Trustee

*BY:
       ELIZABETH A. DAVIN
     --------------------
      Elizabeth A. Davin, Attorney-In Fact

                        EXHIBIT LIST
                        ------------


EXHIBIT                   ITEM
--------                  ----


23(a)                     Amended Declaration of Trust

23(g)(2)                  Custody Agreement

23(j)(1)                  Consent of PricewaterhouseCoopers LLP

23(q)                     Power of Attorney